SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a) of the
                           Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[x ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to 240.14a-12

                            NYER MEDICAL GROUP, INC.
                   (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

1) Title of each class of securities to which transaction applies:
   _________________________________________________
2) Aggregate number of securities to which transaction applies:
   _________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined)
  ________________________________________________
4) Proposed maximum aggregate value of transaction:
  ________________________________________________
5) Total fee paid:
  ________________________________________________

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:  __________________________

2) Form, Schedule or Registration Statement No.:  __________________________

3) Filing Party:  __________________________

4) Date Filed:  __________________________









January 8, 2008

To the Shareholders of Nyer Medical Group, Inc.:

You are invited to attend the Annual Meeting of Shareholders of Nyer Medical Group, Inc. ("NYER") to be held on Monday, February 4, 2008, at 10:00 a.m.
(EST) at Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts, 02109.

At the meeting, shareholders will be asked to vote on the re-election of two directors and the approval of certain Equity Transactions described in the Proxy Statement.

The Notice of Annual Meeting of Shareholders and Proxy Statement accompanying this letter provide detailed information concerning matters to be considered at the meeting.

We hope you will be able to attend the Annual Meeting. Whether or not you currently plan to attend, please complete, date and return the proxy card in the enclosed envelope.

On behalf of the Board of Directors, we thank you for your continued support.


                                    Sincerely,

                                    /s/ Karen L. Wright
                                    Karen L. Wright,
                                    Director and President


























NYER MEDICAL GROUP, INC.
1292 Hammond Street
Bangor, Maine 04401

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

February 4, 2008

To the Common Shareholders of Nyer Medical Group, Inc.

Notice is hereby given that the Annual Meeting of the Shareholders of Nyer Medical Group, Inc. will be held on Monday, February 4, 2008, at 10:00 a.m.
(EST) at Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts, 02109, for the following purposes:

1) Electing two members of the Board of Directors, each to serve a three-year term until the Annual Meeting of the Shareholders for the fiscal year ending June 30, 2010, or until his successor is elected and qualified.

2) Acting upon the approval of the Equity Transactions described in the Proxy Statement.

3) Acting upon any and all other matters in connection with or for the purpose of effecting the foregoing, or as otherwise may properly come before the Annual Meeting or any and all adjournments thereof.

Further information regarding voting rights and the business to be transacted at the Annual Meeting is given in the attached Proxy Statement.

Only Common Shareholders and Preferred Shareholders of record on the stock transfer books of the Company at the close of business on December 28, 2007, will be entitled to vote at the Annual Meeting. Shareholders who are unable to attend the Annual Meeting in person and wish to have their stock voted are requested to sign, date and return the accompanying Proxy.

By Order of the Board of Directors,

/s/ Karen L. Wright
Karen L. Wright,
Director and President

January 8, 2008















                     TABLE OF CONTENTS

                                                                   PAGE

Annual Meeting of Shareholders                                         1
Proxy and Solicitation                                                 1
Voting Securities and Principal Holders                                3
Change in Control                                                      6
Item 1.  Election of Directors                                         6
Current Board of Directors                                             6
Nominees for Election to Board of Directors                            7
Other Directors                                                        7
Pending Equity Transactions                                            8
Family Relationship                                                    9
Communications with the Board of Directors                             9
Controlled Company                                                     9
Independence of Directors                                              9
Executive Session of Independent Directors                            10
Board Meetings and Committees                                         10
Audit Committee Meetings                                              10
Compensation Committee Meetings                                       10
Nomination Process                                                    11
Stock Option Committee Meetings                                       11
Attendance at Meetings                                                11
Executive Compensation                                                12
Section 16(a) Beneficial Ownership Reporting Compliance               25
Audit Committee Report                                                25
Item 2.  Approval of Equity Transactions                              27
Background                                                            29
Description of the Equity Transactions and Related Events             30
Item 3.  Other Matters                                                37
Shareholder's Proposals                                               37
Annual Report on Form 10-K                                            38
























PROXY STATEMENT

NYER MEDICAL GROUP, INC.
1292 Hammond Street
Bangor, Maine 04401

ANNUAL MEETING OF SHAREHOLDERS, FEBRUARY 4, 2008

PROXY AND SOLICITATION

     The enclosed Proxy is solicited on behalf of the Board of Directors (the "Board") of Nyer Medical Group, Inc. (the "Company") for use at the Annual Meeting of shareholders (the "Annual Meeting") on Monday, February 4, 2008, at 10:00 a.m. (EST) at Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts, 02109 and at any and all adjournments thereof, for the purposes set forth in the Notice of said meeting attached and incorporated herein by this reference. The expense of soliciting proxies is to be paid for by the Company. The Company has retained Broadridge Financial Solutions, 51 Mercedes Way, Edgewood, NY 11717, to assist in the solicitation of proxies. The Company may also use its officers to solicit proxies from shareholders either in person or by telephone or letter without extra compensation. The Company will pay all expenses of this solicitation, which are estimated to be approximately $11,000. A proxy may be revoked by delivering a written notice of revocation to the principal office of the Company or in person at the Annual Meeting at any time prior to the voting thereof. If a shareholder wishes to give a proxy to someone other than management, he or she may cross out the names appearing on the enclosed proxy form, insert the name of some other person, sign and give the form to that person for use at the Annual Meeting.

     Only shareholders of record at the close of business on December 28, 2007 (the "Record Date") are entitled to notice of, and to vote at the Annual Meeting. Each share of common stock outstanding on the Record Date is entitled to one vote on all proposals presented at the Annual Meeting. Mr. Samuel Nyer, a consultant of the Company, beneficially owns 2,000 shares of Class A preferred stock which has aggregate voting rights equal to 2,000,000 shares of common stock of Nyer and 1,000 shares of Class B preferred stock which has aggregate voting rights equal to 2,000,000 shares of common stock of Nyer.
The preferred stock has voting rights on all matters that come before the common shareholders for vote. As of the close of business on the Record Date, the Company had 3,978,199 shares of common stock outstanding, 2,000 shares of Class A preferred stock outstanding (all of which are held by Mr. Nyer) and 1,000 shares of Class B preferred stock outstanding (all of which are held by Mr. Nyer), which means that a total of 7,978,199 votes are eligible to be cast at the Annual Meeting. Mr. Nyer controls 61.0% of these votes and consequently controls the outcome of all issues presented to the Company's shareholders.

     All proposals require a vote of the majority of the votes present in person or by proxy, except for the election of directors, who shall be elected by a plurality of votes cast by the shares entitled to vote in the election. Proxies which abstain on one or more proposals and "broker non-votes" will be deemed present for quorum purposes for all proposals to be voted on at the Annual Meeting. Broker non-votes occur where a broker holding stock in street name votes the shares on some matters but not others. The missing votes are broker non-votes. Client directed abstentions are not broker non-votes.


                                 1
Abstentions and broker non-votes are counted in tabulations of the votes cast on proposals presented to the shareholders and, therefore, will have the same effect as votes cast "against" a proposal. Shareholders whose shares are in street name and do not return a proxy, are not counted for any purpose and are neither an abstention nor a broker non-vote. Shareholders who sign, date and return a proxy but do not indicate how their shares are to be voted are giving management full authority to vote their shares as they deem best for the Company.

     This proxy statement and the accompanying proxy are first being mailed on or about January 11, 2008 to shareholders of record at the close of business on December 28, 2007.











































                                 2

Voting Securities and Principal Holders Thereof

     The following table sets forth the number of shares of the Company's voting stock beneficially owned as of January 7, 2008 by (i) owners of more than 5% of the Company's voting stock, (ii) each director and executive officer of the Company, and (iii) all executive officers and directors of the Company as a group:

Title of Class        Name and Address of         Amount and         Percent of
                      Beneficial Owner 1          Nature of          Class Owned
                                                  Beneficial
                                                  Ownership 2

Class A Preferred     Samuel Nyer                       2,000  3          100
Stock                 698 Essex Street
                      Bangor, ME  04401

Class B Preferred     Samuel Nyer                       1,000  4          100
Stock                 698 Essex Street
                      Bangor, ME  04401

Class A Preferred     Mark Dumouchel                    2,000  5          100
Stock                 13 Water Street
                      Holliston, MA  01746

Class B Preferred     Mark Dumouchel                    1,000  5          100
Stock                 13 Water Street
                      Holliston, MA  01746

Common Stock          Samuel Nyer                   1,930,300  6         38.3
                      698 Essex Street
                      Bangor, ME  04401

Common Stock          Around the Clock Partners, LP   423,791  7         10.6
                      33 6th Street South #204
                      St. Petersburg, FL 33701

Common Stock          Michael Curry                         0  8            *
                      13 Water Street
                      Holliston, MA  01746

Common Stock          David Dumouchel                   2,000  9            *
                      13 Water Street
                      Holliston, MA  01746

Common Stock          Mark Dumouchel                1,155,300  10        22.9
                      13 Water Street
                      Holliston, MA  01746

Common Stock          Wayne Gunter                          0  11           *
                      13 Water Street
                      Holliston, MA  01746




                                     3
Common Stock          Robert J. Landis                 12,000  12           *
                      1292 Hammond Street
                      Bangor, Maine 04401

Common Stock          Donald C. Lewis, Jr.             61,000  13         1.5
                      c/o Nyle International
                      72 Center Street
                      Brewer, ME  04412

Common Stock          Donato Mazzola                    6,400  14           *
                      13 Water Street
                      Holliston, MA  01746

Common Stock          Kenneth L. Nyer, M.D.            76,000  15         1.9
                      1933 Williamsbridge Rd.
                      Bronx, New York 10461

Common Stock          James J. Schweiger               32,000  16         1.0
                      1843 Morning Sky Drive
                      Winter Haven, FL 34787

Common Stock          Gerald Weston                    12,000  17           *
                      1292 Hammond Street
                      Bangor, ME  04401

Common Stock          Karen L. Wright                  70,100  18         1.7
                      1292 Hammond Street
                      Bangor, ME  04401

                      All directors and executive     277,500             6.5
                      officers of the Company as a
                      group (11 persons) 8,9,10,11,
                      12,13,14,15,16,17,18

1 The beneficial ownership figures found within this table have been provided by Continental Stock Transfer and Trust Company, Broadridge Financial Solutions and the Company's review of public filings. The stock option figures have been derived from the records of the Company. All amounts are as of January 7, 2008.

2 Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and includes any options which vest within 60 days of January 7, 2008, i.e., by March 7, 2008. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all voting securities beneficially owned by them.

3 Each share of Class A Preferred Stock carries the right to 1,000 votes on any matter put to a vote of the Common Stock (equivalent to 2,000,000 votes of common stock).

4 Each share of Class B Preferred Stock carries the right to 2,000 votes on any matter put to a vote of the Common Stock (equivalent to 2,000,000 votes of common stock).

                                   4

5 Pursuant to a voting agreement and proxy, Mr. Dumouchel has voting control over such shares, which are beneficially owned by Mr. Nyer.

6 Includes 89,300 shares of Common Stock, 560,000 shares of Common Stock underlying options granted to Mr. Nyer pursuant to the 1993 Stock Option Plan and the 2002 Stock Option Plan (the "Plans"). Also includes 500,000 vested non-qualified options granted pursuant to Mr. Nyer's 1999 employment agreement, as amended and 781,000 shares of Common Stock owned by Nyle International Corp. ("Nyle"), 72 Center Street, Brewer, ME 04412, of which Mr. Nyer is chairman and controlling shareholder.

7  Includes 387,000 shares of Common Stock and 36,791 Warrants.

8  Executive Officer - Vice-President of D.A.W., Inc.

9 Consists of 2,000 shares of Common Stock underlying vested options granted pursuant to the Plans.

10 Consists of 6,000 shares of Common Stock underlying vested options granted pursuant to he Plans and 1,930,300 shares of Common Stock which are beneficially owned by Mr. Nyer and over which Mr. Dumouchel has voting control pursuant to a voting agreement and proxy.
11  Executive Officer - Vice-President of D.A.W., Inc.

12 Consists of 12,000 shares of Common Stock underlying vested options granted pursuant to the Plans.

13 Consists of 61,000 shares of Common Stock underlying vested options granted pursuant to the Plans.
14 Includes 400 shares of Common Stock and 6,000 shares of Common Stock underlying vested options granted pursuant to the Plans.

15 Consists of 76,000 shares of Common Stock underlying vested options granted pursuant to the Plans.

16 Consists of 32,000 shares of Common Stock underlying vested options granted pursuant to the Plans.

17 Consists of 12,000 shares of Common Stock underlying vested options granted pursuant to the Plans.

18 Includes 69,000 shares of Common Stock underlying vested options granted pursuant to the Plans and 1,100 shares of Common Stock held by an ADCO Surgical Supply, Inc. employee investment club by which Ms. Wright owns 220 shares. The common stock held in the investment club is considered beneficially owned by Ms. Wright as she has voting and investment power of this stock.

*  Less than 1% of class



                                 5





Change in Control
-----------------
     If the transactions described below under "Item 2. Approval of Equity Transactions" are consummated, a change in control of the Company will result in that Mr. Nyer will no longer own any shares of the Company's preferred stock. For a description of the contemplated transactions and the effects thereof on control of the Company, see "Item 2. Approval of Equity Transactions" below.

Item 1.  Election of Directors
------------------------------
Current Board of Directors
--------------------------

     Name             Age   Position with Company   Since   Term    Ending
     ----             ---   ---------------------   -----   ----    ------

Robert J. Landis       48    Director                2004   3 years   2007

Donald C. Lewis, Jr.   70    Director                1993   3 years   2008

Kenneth L. Nyer, M.D.  49    Director                1991   3 years   2007

James Schweiger        72    Director                2002   3 years   2008

Gerald Weston          65    Director                2004   3 years   2008

Karen L. Wright        45    Director                2004   2 years   2009

     The Company's Board consists of eight seats. Two directors are to be elected by a plurality of the votes cast at the Annual Meeting. The Company's Articles of Incorporation, as amended, provide for a staggered Board designed to elect approximately one-third of the directors each year. By contract, the DAW minority shareholders have a right to appoint a director to the Nyer board, but such persons have not at this time chosen to do so, and the board has not yet found a suitable person to fill the remaining vacant seat on the Company's Board. In order to comply with Nasdaq Stock Market rules requiring a majority of the Board to be comprised of independent directors if the Company no longer qualifies as a "controlled company" as described below, upon completion of the Equity Transactions described in Item 2, Dr. Nyer, Mr. Lewis and Ms. Wright will resign from the Board, the Board will reduce its size to five seats and will appoint Mark Dumouchel and David Dumouchel to the Board. Mark Dumouchel would fill the vacancy created by Dr. Nyer for a three-year term ending in 2010 and David Dumouchel would fill the vacancy created by Ms. Wright for the remainder of the three-year term ending in 2009. Each of Messrs. Dumouchel has agreed to serve if appointed.

     The nominees for the Board are set forth below. The proxy holder intends to vote all proxies received by her for the nominees for director listed below unless instructed otherwise. In the event that either of the nominees is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for a nominee who shall be designated by the present Board to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holder intends to vote all proxies received by her for the nominees listed below unless instructed otherwise. As of the date of this proxy statement, the Board is not aware that either of the
                                 6
nominees is unable or will decline to serve as a director. As noted above, if the Equity Transactions are completed, however, Dr. Nyer will resign from the Board.

     As set forth in the Company's Articles of Incorporation, directors may be nominated by shareholders as provided in the Company's By-laws. The Company's By-laws do not provide for shareholder nominations; however, the Board of Directors is considering amending the By-laws to allow for such nominations.
Nominees for Election to Board of Directors
-------------------------------------------

     Name             Age   Position with Company   Since   New Term
     ----             ---   ---------------------   -----   --------
Robert J. Landis       48    Director                2004   3 years

Kenneth L. Nyer, M.D.  49    Director                1991   3 years

Robert J. Landis has been a Class B director of the Company since December 2004. Mr. Landis is also a member of the Company's Audit Committee and Chairman of the Company's Compensation Committee. Mr. Landis has served as Chairman of the Board of Directors since January 2000 and as Chief Financial Officer and Treasurer since July 1998 of Comprehensive Care Corporation ("CompCare"). CompCare provides behavioral health, substance abuse, and employee assistance programs for governmental agencies, managed care companies and employer groups throughout the United States, headquartered in Tampa, Florida. Mr. Landis also serves on the Board of Directors and on the audit committee of Global Axcess Corporation. Mr. Landis served as Treasurer of Maxicare Health Plans, Inc. from November 1988 to July 1998. Mr. Landis is a Certified Public Accountant. He received a Bachelors Degree in Business Administration from the University of Southern California in 1981 and a Masters Degree in Business Administration from California State University at Northridge in 1990.

Kenneth L. Nyer, M.D. has been a Class B director of the Company since December 1991. Dr. Nyer is a specialist in internal medicine and has practiced at the Albert Einstein Hospital, Bronx, New York since 1993. He previously practiced at North Shore University Hospital, Manhasset, New York from 1987 to 1993. Dr. Nyer held a faculty position at the Cornell University Medical School from 1987-1993. Currently, Dr. Nyer is assistant clinical professor of medicine at Albert Einstein College of Medicine. Dr. Nyer is the son of Mr. Samuel Nyer. If the Equity Transactions are completed, Dr. Nyer will resign from the Board.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR BOTH OF THE DIRECTOR NOMINEES.

Other Directors

Donald C. Lewis, Jr. has been a Class C director of the Company since July 1993. Mr. Lewis has been president and a director of Nyle, one of the Company's principal shareholders, since January 1985. Mr. Lewis has served as Manager/Chairman of Sawmill Publishing, LLC since 1997. Mr. Lewis has served as Manager of Nyle Special Products, LLC since 1999. If the Equity Transactions are completed, Mr. Lewis will resign from the Board.

                                 7


James J. Schweiger has been a Class C director since January 2002. Mr. Schweiger is also Chairman of the Company's Audit Committee, and a member of the Company's Compensation Committee and Stock Option Committee. Mr. Schweiger is currently President and CEO of James J. Schweiger Financial Consultants, Orlando Florida, a position he has held since 1986. From 1969 to 1986, Mr. Schweiger was an Area Managing Partner in the firm of KPMG Main Hurdman in charge of the Ft. Lauderdale/Miami Florida office, Northeastern Regional Managing Partner and later served as the Southern Area Director. From 1980to 1985 he served on the Company's Policy Board and Management Committee. He was previously a Board member of AICPA on accounting for real estate transactions. From 1989 to 1992, Mr. Schweiger served as Treasurer/Director on the EASE Foundation Board (a charitable foundation in Davie Florida). Mr. Schweiger graduated from Duquesne University, Pittsburgh, Pa in 1961, with a
BS degree in Business Administration.

Gerald Weston has been a Class C director of the Company since December 2004. Mr. Weston is also a member of the Company's Audit Committee, Compensation Committee and Stock Option Committee. Mr. Weston is a Certified Public Accountant and is an owner of an accounting firm, where he has worked since 1985. From 1982 to 1985, Mr. Weston was an Audit Manager in the firm Kern, DeWenter, Viere, CPA's in St. Cloud, Minnesota. Prior to 1982, he had various positions and served in the United States Air Force. Mr. Weston received a Bachelors of Science Degree in Accounting from St. Cloud State University, St. Cloud, Minnesota in 1979.

Karen L. Wright has been President of the Company and subsidiaries, with the exception of D.A.W., Inc. d/b/a Eaton Apothecary ("D.A.W.") and F.M.T. Franchise Co., Inc. ("F.M.T."), since September 2004. She has been a Class
A director of the Company since November 2004. She has been the Company's Secretary since June 2007. She has been Treasurer of the Company since 1991, Vice-President of Finance since 1997, and Vice-President of Operations since 2001. She served as Assistant Secretary of the Company from January 1997 to June 2007. She served on the Board from April 1997 to September 2001. She was a director of Nyle International Corp. from 1998 until 2004. From 1985 through 1987, Ms. Wright was ADCO's assistant comptroller, from 1987 through the present time, Ms. Wright has been ADCO's comptroller and treasurer. Ms. Wright received her Bachelors of Science Degree in Accounting from Husson College, Bangor, Maine in 1985. If the Equity Transactions are completed, Ms. Wright will resign from the Board.

The election of directors requires a plurality of votes cast by the shares entitled to vote at the Annual Meeting.

Pending Equity Transactions
---------------------------
Should the transactions described below under "Item 2. Approval of Equity Transactions" be consummated, Ms. Wright would resign as the Company's President (she would continue to serve as Vice President of Finance, Secretary and Treasurer) and Mr. Mark Dumouchel, President of D.A.W. and one of the 20% owners of D.A.W. would be appointed as the Company's President and Chief Executive Officer. In addition, Mr. David Dumouchel and Mr. Mark Dumouchel would be appointed to the Company's Board. For more information, please see "Item 2. Approval of Equity Transactions" below.


                                   8
Family Relationships
--------------------
    Dr. Kenneth L. Nyer is the son of Samuel Nyer. David Dumouchel and Mark Dumouchel are brothers.

Communications with the Board of Directors
------------------------------------------
  The Company has adopted a procedure to enable our shareholders to communicate in writing with our Board, with committees of the Board or with any individual director or directors. Shareholders may send communications directly to: NYER Board of Directors, c/o Directors, P.O. Box 1328, Bangor, ME 04402. Such communications will be screened for appropriateness before notifying the members of the Board or any committee thereof, as the case may be, of receipt of a communication and forwarding it to the appropriate person or persons.

     Please note that the foregoing procedure does not apply to (i) stockholder proposals pursuant to Rule 14a-8 of the Exchange Act, and communications made in connection with such proposals or (ii) service of process or any other notice in a legal proceeding. For information concerning shareholder proposals, see "Shareholders' Proposals."

Controlled Company
------------------
     Under the Nasdaq Stock Market's listing standards, a "controlled company" is a company of which more than 50% of the voting power is held by an individual, a group or another company. The Company has determined that the Company is a "controlled company" within the meaning of the Nasdaq Stock Market's listing standards. The basis for the Company's determination that the Company is a "controlled company" is Mr. Samuel Nyer holding more than 60% of the Company's voting power. As a "controlled company," the Company is exempt from the certain listing standards of Nasdaq. Specifically, the Company is not required to have: 1) a board of directors comprised of a majority of independent directors; 2) a compensation process involving a compensation committee comprised of independent directors or involving a majority of the independent directors; or 3) director nominees selected, or recommended for selection by the board of directors, by a majority of the independent directors or a nominating committee comprised of independent directors. The Company, however, is not exempt from the requirements to have an audit committee comprised of at least three independent directors and to hold regularly scheduled meetings in which only the independent directors are present.

     Should the transactions described below under "Item 2. Approval of Equity Transactions" be consummated, the Company may no longer meet the definition of a "controlled company." For a description of the contemplated transactions and the effects thereof on control of the Company, see "Item 2. Approval of Equity Transactions" below.

Independence of Directors
-------------------------
     The Board has determined that each of Messrs. Landis, Schweiger and Weston is an independent director in that he does not have any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and is not in any relationship specified in Nasdaq Rule 4200(a)(15) that precludes a
                                 9
determination of independence. None of the independent directors is or has been party to any transactions, relationships or arrangements with the Company other than serving as director.

Executive Sessions of Independent Directors
-------------------------------------------
     In accordance with Nasdaq Rule 4350(c)(2), the independent directors of the Board have regularly scheduled meetings in executive session, at which only the independent directors are present (together with counsel, if requested by the independent directors), at least twice a year in conjunction with regularly scheduled Board meetings, and more frequently whenever deemed desirable or appropriate or whenever the full Board has a meeting.

Board Meetings and Committees
-----------------------------
     The Board met eight times during the fiscal year ended June 30, 2007, and acted by unanimous written consent four times. Each person who served as a director during the fiscal year ended June 30, 2007 attended in excess of 75% of the aggregate of (i) the total number of meetings of the Board held during such fiscal year and (ii) the total number of meetings held during such fiscal year by each committee of the Board, on which such director served.

     The Board has a standing audit, compensation and stock option committees. As noted below, the Board does not have a nominating committee.

Audit Committee Meetings
------------------------
     The Company's audit committee members consist of Mr. Schweiger, Chairman and Messrs. Landis and Weston. Mr. Schweiger has been a member since January 2002 and Messrs. Landis and Weston have been members since December 2004. The audit committee's function is to oversee the Company's financial reporting process. The audit committee met seven times during the fiscal year ended June 30, 2007. The Company's board of directors adopted a written charter for the audit committee on June 12, 2000, which charter was amended and restated in October 2004 and attached to the proxy filed with the Securities and Exchange Commission on February 25, 2005 and appears on the Company's website at www.nyermedicalgroup.com. Click "Financial Information" and then "Audit Committee Charter." Each member of the audit committee is "independent", as that term is defined in Rule 10A-3 (b) (1) promulgated under the Securities Exchange Act of 1934, and each such member satisfies the requirements of the NASDAQ rules relating to audit committee membership. The Nasdaq rules require at least three independent directors who have, among other things, financial literacy and experience. SEC rules require that one member of the audit committee may qualify as an "audit committee financial expert" under Regulation S-K. Although more than one member of the Company's audit committee may so qualify, Mr. Schweiger, the committee chairman, is designated audit committee financial expert.

Compensation Committee Meetings
-------------------------------
     The Company's compensation committee members consist of Mr. Landis, Chairman, and Messrs. Schweiger and Weston. Messrs. Landis and Weston have been members of the compensation committee since December 2004 and Mr. Schweiger has been a member since December 2003. The compensation committee's function is to oversee the compensation of Company's executive officers. The

                                 10
compensation committee met once during the fiscal year ended June 30, 2007. The compensation committee does not have a charter.

Nomination Process
------------------

     As a "controlled company," as described above, the Company is not required to establish a nominating committee, and the Board does not currently have a standing nominating committee or a charter governing nominations. The Company's articles of incorporation state that the Company shall nominate persons to serve as members of the Board of Directors and that directors may be nominated by shareholders as provided in the Company's By-laws. The Company's By-laws do not provide for shareholder nominations; however, the Board of Directors is considering amending the By-laws to allow for such nominations. Although such change is being considered, the Company believes that the nominating process which has been in existence which does not include shareholder participation in the nominating process has been acceptable and resulted in qualified directors serving on the Company's Board. The Board of Directors currently determines the director nominees, and such nominees are presented to the shareholders for approval. A process similar to this has been effective in the past. However, the Board is considering amending this process and creating a nominating committee.

     For identification of nominees, existing directors and officers and other sources deemed appropriate have been used. Third parties have not been engaged to assist in the nominee identification process.

     The Company desires to maintain flexibility in choosing appropriate board candidates and, therefore, does not require that nominees meet any specific or minimum qualifications. When evaluating potential director candidates, factors are considered as deemed appropriate, including the candidate's independence, character, judgment, financial literacy, business and professional skills and experience. All nominees are expected to be able to commit the time and effort necessary to fulfill their duties and responsibilities as a director of the Company.

     As noted above, if the Equity Transactions described in Item 2 are approved, the Company and the minority shareholders of D.A.W. have agreed that Dr. Nyer, Mr. Lewis and Ms. Wright will resign from the Board and the Board will reduce its size to five seats. In addition, each of Messrs. Dumouchel would be appointed to the Board and each has agreed to serve if appointed.

Stock Option Committee Meetings
-------------------------------
     The Company's stock option committee members consist of Mr. Schweiger and Mr. Weston. Mr. Schweiger has been a member since 2002, and Mr. Weston has been a member since 2004. The stock option committee's function is to administer the Company's 2002 Stock Option Plan. The stock option committee met once during the fiscal year ended June 30, 2007.

Attendance at Meetings
----------------------

     At a meeting of the Board in the near future, the Board expects to discuss the possibility of creating a policy with regard to Board member attendance at annual meetings of shareholders and at committee meetings of the Board.
                                 11
Executive Compensation
----------------------
Compensation Discussion and Analysis
     The Compensation Discussion and Analysis focuses on the compensation arrangements we have with our "named executive officers" as required under the rules of the Securities and Exchange Commission ("SEC"). The SEC rules require disclosure for the Principal Executive Officer (herein referred to as the "Principal Executive Officer") and Principal Financial Officer (herein referred to as the "Principal Financial Officer") regardless of the compensation level, and the three most highly compensated executive officers other than Principal Executive Officer and Principal Financial Officer who earned over $100,000 in total compensation. During fiscal 2007, we had six executive officers, including Karen Wright, our President and Vice President of Finance, who is both our Principal Executive Officer and Principal Financial Officer. We included six executive officers due to the fact that the total compensation of five of the executive officers is exactly the same. Five of the executive officers are executive officers of our pharmacy segment D.A.W. and are minority shareholders of D.A.W. All of these executive officers, including the Principal Executive Officer and Principal Financial Officer, are sometimes referred to herein as the "named executive officers".

     The following individuals, included in the "Summary Compensation Table", are referred to as our "named executive officers" throughout this report:

Karen Wright, President (Principal Executive Officer), Treasurer, Vice President of Finance (Principal Financial Officer), Vice President of Operations and Secretary; Mark Dumouchel, President and one of the 20% owners of D.A.W.; David Dumouchel, Vice President and one of the 20% owners of D.A.W.; Michael Curry, Vice President, Secretary and the husband of one of the 20% owners of D.A.W.; Wayne Gunter, Vice President and one of the 20% owners of D.A.W.; and Donato Mazzola, Vice President and one of the 20% owners of D.A.W. Overview

     The primary objective of the compensation policy of the Company is to align executive compensation in a way that will encourage enhanced shareholder value, while concurrently allowing us to attract, retain and satisfactorily reward all employees who contributed to the Company's long-term growth and economic success. The compensation program for the Company's named executive officers generally includes an annual base salary and other benefits, which are often standard for executives (such as health, dental and life insurance, 401(k) contributions and a vehicle allowance) and some of which may be negotiated by management. Annual cash bonuses/non-equity incentives and grants of long-term option incentives are not a standard component of the Company's executive compensation and are negotiated on a case-by-case basis. D.A.W.'s compensation policies do provide for annual incentive payments as described below under "Annual Incentive Payment/Bonus."

     The Company does not have a formal performance-based compensation policy in place, and has not set forth any criteria for altering the executive compensation currently in place under employment agreements. The Company expects that any renewals of existing written or at will employment agreements will contain term and compensation comparable to past practices. The compensation of the Principal Executive Officer and the Principal Financial Officer of the Company is not formulated on specific performance measures, but rather in consideration of past performance and the position of the Company at
                                 12

the time that each new employment agreement is negotiated for the Principal Executive Officer and the Principal Financial Officer. All aspects of compensation for the Principal Executive Officer is based upon recommendations of the compensation committee of the Company and the vote upon such recommendations by the Board of Directors of the Company. Although a member of the Board of Directors, the Principal Executive Officer does not participate in any such vote.

     All compensation of the named executive officers of D.A.W. (minority shareholders) is determined by the Board of Directors of D.A.W. The Board of Directors of D.A.W. is comprised of five members, two from the minority shareholders and two from the Company and a fifth director not affiliated with the minority shareholders or the Company. The seat of the unaffiliated director is vacant and has never been filled. Neither Mark Dumouchel nor David Dumouchel participates in the determination of his own compensation or in the compensation of the other. They do, however, participate in the determination of the compensation of the other D.A.W. named executive officers. Since two of the directors of D.A.W. are appointed by the Company, it seems reasonable to state that the compensation of the named executive officers of D.A.W. is, in great part, determined by the Company, or, at very least, by persons with a strong affiliation with the Company. Therefore, when the term "Company" is used throughout this proxy statement, the term shall mean the Company or D.A.W., as applicable, with the understanding that with respect to compensation decisions made by D.A.W. with respect to the named executive officers of D.A.W., the Company plays an integral role in such decisions. Currently, one of such directors is the Principal Executive Officer of the Company, and the other is a director of the Company.

     Should the transactions described below under "Item 2. Approval of Equity Transactions" be consummated, Ms. Wright would resign as the Company's President (she would continue to serve as Vice President of Finance, Secretary and Treasurer) and Mr. Mark Dumouchel, President of D.A.W. and one of the 20% owners of D.A.W. would be appointed as the Company's President and Chief Executive Officer (Principal Executive Officer). In addition, Mr.
Dumouchel would be appointed to the Company's Board. For more information, please see "Item 2. Approval of Equity Transactions" below.

2007 Executive Compensation Components

     For fiscal 2007, the compensation provided to the named executive officers consisted of a base salary, agreements for annual incentive payments and consideration for annual bonus, and other benefits which are available to all Company employees, including group medical, dental and life insurance and a 401(k) plan. The Company believes that this mix is well balanced and provides the Company with an effective means to attract, motivate and retain the named executive officers.

Base Salary

     The Company provides a competitive base salary to the named executive officers tailored to each individual named executive officer and based on position and responsibility, prior job performance, and anticipated future contributions to the Company. Such considerations may be used to increase or decrease compensation in a particular year.


                                 13
Annual Incentive Payment/Bonus

     Five of the named executive officers (minority shareholders) are eligible to receive an annual incentive payment which is intended to provide an incentive and to compensate for achieving certain levels of income for D.A.W. The payments are detailed in the table below. The Principal Executive Officer and/or Principal Financial Officer may receive a bonus or additional compensation as may be determined from time to time by the compensation committee of the Board of Directors of the Company in its sole discretion, which bonus or additional compensation would be based upon specific achievement within the fiscal year in which such compensation would be provided.

     Five of the named executive officers (minority shareholders) non-equity incentive payments are determined based on performance at the subsidiary level as follows: for income greater than $450,000, an amount equal to 10% of the amount in excess of $450,000, if any (for income between $450,001 and $900,000); plus, for income greater than $900,000, an amount equal to 15% of the amount in excess of $900,000, if any (for income between the amounts of $900,001 and $1,350,000); plus for income greater than $1,350,000, an amount equal to 20% of the amount in excess of $1,350,000, if any (in excess of $1,350,000). Income shall be calculated before income taxes and the management fees paid to the Company by D.A.W.

     The incentive bonus plan was developed based on a net income tier of $450,000, 900,000 and $1,350,000, before taxes and before management fees.
Each net income level was doubled and the percentage was increased by 5% to give added incentive for achieving higher levels of income. The net income goals were set at the mentioned levels, because the Company believed these goals were achievable (based on the past performance of D.A.W.), yet that such goals, if attained, displayed a significant accomplishment on the part of the beneficiaries of the incentive. The Company believes this was/is a way to reward certain individuals whom help increase net income as well as grow the business.

Long-Term Equity Incentive Compensation Program

     The Company's long-term equity incentive compensation program is based on the delivery of stock options to Company executive officers and directors.
In recent years, the Company has not granted any stock options to Company executive officers since all executive officers were also directors of the Company and were granted options for their service as directors. The Company has not granted any stock options to executive officers of the Company's subsidiaries other than in cases where the subsidiary's executive officer(s) also served on the Company's Board and received options for serving in such capacity currently, no subsidiary officers serve on the Company's Board). The Company's stock option committee can grant, at their discretion, stock options to executive officers of the Company's subsidiaries. The Company's objective in granting equity awards is to assist in attracting, retaining and motivating key employees and reward participants for their leadership and performance in relation to the creation of stockholder value. In connection with the completion of the Equity Transactions as described under Item 2 below, each of Messrs. Mark Dumouchel, David Dumouchel, Wayne Gunter, Donato Mazzola and Michael Curry would enter into employment agreements with the Company and/or D.A.W. pursuant to which they will each be granted 12,000 stock options under the Company's 2002 Stock Option Plan.

                                 14
     The equity awards that may be granted under the Company's equity incentive plan vest over a period of time to encourage retention of our executive officers and directors and focus on creating and maintaining long-term stockholder value and corporate objectives.

Severance Agreements

     As of June 30, 2007,(i.e., the end of fiscal year 2007), there were no severance agreements with the named executive officers. The only severance-type pay which would be paid to the named executive officers, if terminated, would be payment of unused vacation time. However, as of July 1, 2007 (i.e., the beginning of fiscal year 2008), an employment agreement was entered into with the Principal Executive Officer, and this agreement provides, among other things, for severance payment. The Company now recognizes that an important consideration in our ability to attract and retain key personnel is the ability to minimize the financial impact if a significant employee is terminated by the Company without "cause" (as that term is defined in the applicable employment agreement of the Principal Executive Officer). Under the employment agreement of the Principal Executive Officer, if the Principal Executive Officer is terminated without cause, the Principal Executive Officer shall be entitled to an amount equal to twelve months of the then base salary in addition to payment of the base salary through the date of termination. In addition, if the employment agreement is not extended, the Principal Executive Officer shall be entitled to a severance payment equal to (i) one month of the then base salary plus (ii) two weeks of the then base salary for each full year that the Principal Executive Officer has worked full time for the Company, in any capacity; provided, however, that such severance payment shall not exceed twelve months of the Principal Executive Officer's then base salary.
Currently, the Principal Executive Officer is the only named executive officer who currently has a written employment agreement. The Company has chosen the above-mentioned times and manner in which to compensate the Principal Executive Officer due to the longstanding service of the Principal Executive Officer to the Company and the belief of the Company that, due to lack of similar positions available in the geographic region of the Company, it would likely cause the Principal Executive Officer a significant amount of time (i.e., an amount of time somewhat equal to the period for which severance pay is provided in the employment agreement) to find a suitable, equivalent position, if terminated.

     If the Equity Transactions are completed as described under Item 2 below, each of Messrs. Mark Dumouchel, David Dumouchel, Wayne Gunter, Donato Mazzola and Michael Curry would enter into employment agreements with the Company and/or D.A.W. which would provide for a cash severance payment in the event of termination by the Company or D.A.W. without Cause (as defined in the employment agreement) or by the employee for Good Reason (as defined in the employment agreement) equal to the total of (x) one year of base salary at the salary rate then in effect to the extent allocable as to D.A.W. and Nyer, as the case may be, but not to exceed the aggregate Base Salary; (y) the last annual bonus paid to the executive (or, in the event that the termination occurs before any bonus has been paid, the annualized bonus for the year in which the termination occurs); and (z) in the case of Mr. Mark Dumouchel only, the last Franchise Payment (as defined in Mr. Dumouchel's employment agreement) paid to Mr. Mark Dumouchel (or, in the event that the termination occurs before any Franchise Payment has been paid, the annualized Franchise Payment for the
                                 15


year in which the termination occurs). The executive's COBRA continuation coverage would also be paid for six months.
Other Benefits

     Health, dental, life insurance and a 401(k) plan retirement benefit are designed to provide a protection for employees in the event of illness or death and to provide employees an opportunity to accumulate retirement savings. We offer these benefits to eligible employees, including the named executive officers. The Company-sponsored 401(k) plan is a deferred salary arrangement under Section 401(k) of the Internal Revenue Code, for eligible employees. Participants may elect to contribute up to 20% of their eligible compensation, as defined. The Company matches at the rate of 100% of the first 5% and 50% of the next 2%.

Report on Executive Compensation

Compensation Committee Report

     The compensation committee of the Board of Directors of the Company has reviewed and discussed the Compensation Discussion and Analysis required by
Item 402(b) of Regulation S-K with management and, based on such review and discussions, the compensation committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Compensation Committee:

Robert Landis, Chairman
James Schweiger
Gerald Weston

Summary Compensation Table

     The following table shows compensation earned by our named executive officers during the fiscal year ended June 30, 2007:

                                Summary Compensation Table
                                --------------------------

                                          Non-Equity
                                          Incentive     All
Name and                          Option  Compensation  Other
principal                         Awards  Plan          Compensation
position         Year  Salary($)  ($)(1)  ($)(2)        ($)(3)       Total($)
---------        ----  --------   ------  ------------  ------------ --------
Karen Wright     2007   102,500    7,316             0        3,600   113,416
President and
Chief Executive
Officer, Chief
Financial Officer
and Treasurer

Mark Dumouchel   2007   143,788        0        14,976       11,745   170,509
President and one
of the 20% owners
of D.A.W. (Eaton)
                                      16
David Dumouchel  2007   143,788        0        14,976       11,745   170,509
Vice-President and
one of the 20%
owners of D.A.W.
(Eaton)

Michael Curry    2007   143,788        0        14,976       11,745   170,509
Vice-President and
one of the 20%
owners of D.A.W.
(Eaton)

Wayne Gunter     2007   143,788        0        14,976       11,745   170,509
Vice-President and
one of the 20%
owners of D.A.W.
(Eaton)

Donato Mazzola   2007   143,788        0        14,976       11,745   170,509
Vice-President and
one of the 20%
owners of D.A.W.
(Eaton)

(1) The option awards are for serving on the Board of Directors of the Company. This reflects the dollar amount recognized for financial statement reporting purposes in accordance with SFAS 123(R) "Share-Based Payment" during the year ended June 30, 2007, based on a fair value of options granted in 2004 and 2007 to Karen Wright, using the Black-Scholes option pricing model, which incorporates various assumptions as detailed in footnote 2 to the audited financial statements included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2007.

(2)  Amount is a cash payment for D.A.W. achieving certain levels of income.

(3) Karen Wright's other annual compensation includes an annual vehicle allowance of $3,600; Mark Dumouchel, David Dumouchel, Michael Curry, Wayne Gunter and Donato Mazzola each had an annual vehicle allowance of $7,800 and officer's life insurance premium of $3,945.

Stock Option Plans

     The Company has two stock option plans under which employees, consultants and directors may be granted options to purchase shares of the Company's common stock.

     The 1993 Stock Option Plan was amended in fiscal 2003 to, among other things, (a) cease grants under such plan upon the effectiveness of the 2002 Stock Option Plan of the Company and (b) increase the maximum aggregate number of shares available for award under such plan to 1,000,000. Except where a shorter period is required by law or under the 1993 Stock Option Plan for incentive stock options ("ISOs") (e.g., with respect to termination of employment, death or disability), each option under the 1993 Stock Option Plan shall be exercisable for a period of 10 years from the date of grant. Under the 1993 Stock Option Plan, except for non-qualified stock options which are not non-discretionary options provided to directors of the Company ("Certain
                                 17
Options") and certain ISOs, the exercise price is to be the fair market value (as defined in the 1993 Stock Option Plan) of the common stock of the Company on the date of the grant. With respect to Certain Options, a committee of the board of directors (the "1993 Committee") determines the exercise price. In the case of ISOs granted to those owning more than 10% of the total combined voting power of all classes of stock of the Company or of a related company, the exercise price shall not be less than 110% of the fair market value of the common stock on the date of grant and shall not be exercisable after the expiration of five years from the date of grant. Adjustments are to be made with respect to the exercise price of the options and/or the number of shares issuable upon exercise of the options upon the occurrence of certain events (e.g., stock dividends, stock splits, etc.). All options under the 1993 Stock Option Plan vest in accordance to the requirements of the 1993 Committee, except as otherwise set forth in the 1993 Stock Option Plan.

     The maximum aggregate number of shares of common stock available for award under the 2002 plan is 3,000,000, and is subject to adjustment as set forth therein. Under the 2002 Stock Option Plan, automatic options vest semi-annually to all directors and certain officers and expire no later than ten years from the date of grant ("Automatic Options"), whereas (a) ISOs would be exercisable for a shorter period where required by law and (b) a written agreement with respect to the options may state that options subject to such agreement expire earlier. With the exception of the vesting of Automatic Options noted above, vesting of all options with respect to the 2002 Stock Option Plan shall be as set forth in a written agreement in favor of each optionee. No option may be granted under the 2002 Stock Option Plan after the earlier of (a) ten (10) years from the effective date of the plan (which was in 2002), or (b) the termination of the plan pursuant to the plan (e.g., by election of the board of directors). Under the 2002 Stock Option Plan, except for non-qualified stock options which are not Automatic Options ("Other Options"), and certain ISOs, the exercise price is not to be less than the Market Price (as defined in the 2002 Stock Option Plan) of the common stock of the Company on the date of the grant. With respect to Other Options, a committee of the board of directors determines the exercise price. In the case of ISOs granted to those owning more than 10% of the total combined voting power of all classes of stock of the Company or of a subsidiary, the exercise price shall not be less than 110% of the Market Price of the common stock on the date of grant. Adjustments are to be made with respect to the exercise price of the options and/or the number of shares issuable upon exercise of the options upon the occurrence of certain events (e.g., stock dividends, stock splits, etc.). Automatic Options help provide incentive for persons to join the Board of Directors of the Company and remain on the Board of Directors. Other Options intended to reward situations where outstanding service has been provided by employees, consultants and/or directors, either in a particular fiscal year or over a long period of time.












                                  18
Grants of Plan-Based Awards

     The following table shows information of plan-based awards granted to our named executive officers during fiscal year ended June 30, 2007:

                     Estimated Future Payouts
                     Under Non-Equity Incentive
                     Plan Awards
                     ---------------------

                Grant    Threshold  Target  Maximum
Name            Date     ($)        ($)     ($)
----            -----    ---------  ------  -------

Karen Wright    06/25/07         -      -         -
Mark Dumouchel  08/05/06        (1)    (1)       (1)
David Dumouchel 08/05/06        (1)    (1)       (1)
Michael Curry   08/05/06        (1)    (1)       (1)
Wayne Gunter    08/05/06        (1)    (1)       (1)
Donato Mazzola  08/05/06        (1)    (1)       (1)

 (1) The estimated future payouts under non-equity incentive plan awards for the fiscal year ended 2008 for Mark Dumouchel, David Dumouchel, Michael Curry,
Wayne Gunter, and Donato Mazzola cannot be estimated at this time. Their incentive payments are determined based on performance at the subsidiary level as follows: for income greater than $450,000, an amount equal to 10% of the amount in excess of $450,000, if any (for income between $450,001 and $900,000); plus, for income greater than $900,000, an amount equal to 15% of the amount in excess of $900,000, if any (for income between the amounts of $900,001 and $1,350,000); plus for income greater than $1,350,000, an amount equal to 20% of the amount in excess of $1,350,000, if any (in excess of $1,350,000). Income shall be calculated before income taxes and the management fees paid to the Company by D.A.W.

                          All Other
                         Option Awards                   Grant Date
                      Number of Securities  Exercise     Fair Value
                Grant     Underlying        Price        of Option
Name             Date     Options (#)(2)    ($/share)(3) Awards($)(4)
----             ----     --------------    -----------  -----------

Karen Wright    06/25/07       12,000(5)         1.88        14,640
Mark Dumouchel  08/05/06           -               -              -
David Dumouchel 08/05/06           -               -              -
Michael Curry   08/05/06           -               -              -
Wayne Gunter    08/05/06           -               -              -
Donato Mazzola  08/05/06           -               -              -

(2) The option awards vest in six (6) semi-annual installments, June 30 and December 31.

(3) The options to purchase our common stock are exercisable at a price equal to the closing price of the stock on the date of the grant.

(4) Reflects the dollar amount recognized for financial statement reporting purposes in accordance with SFAS 123(R) "Share-Based Payment" and
                                 19
the fair value of each option award is calculated using the Black-Scholes option pricing model, which incorporates various assumptions about volatility, expected dividend yield, expected life, and applicable interest rates.

(5) The 12,000 options awards were awarded to Karen Wright in her capacity as a director.

Executive Employment Agreements; Arrangements

     For fiscal year 2007, the Company had an oral employment agreement with Ms. Karen Wright, its President, Vice President of Finance, Vice President of Operations, Treasurer and Secretary, which provided for an annual base salary of $102,500. She was also entitled to an additional $7,500 annually in connection with the hiring of an assistant with at least an associates degree in accounting or equal work experience. The employee had to be employed for90 days before Ms. Wright received the additional compensation. Ms. Wright was also eligible to participate in the Company's benefit programs, which includes life insurance, health insurance and a 401K plan. Ms. Wright also received an annual vehicle allowance of $3,600.

     Effective July 1, 2007, Ms. Wright's annual base salary was increased to $110,500 pursuant to a written agreement between Ms. Wright and the Company. The terms of this agreement apply for fiscal year 2008 and for each fiscal year thereafter until terminated by either party. If employment is terminated by the Company without "cause" (as that term is defined in the applicable agreement) Ms. Wright shall be entitled to an amount equal to twelve months of the then base salary in addition to payment of the base salary through the date of termination. In addition, if the employment agreement is not extended, Ms. Wright shall be entitled to a severance payment equal to (i) one month of the then base salary plus (ii) two weeks of the then base salary for each full year that she has worked full time for the Company, in any capacity; provided, however, that such severance payment shall not exceed twelve months of her then base salary.

     In addition, Ms. Wright's agreement provides that: (A) she will not disclose proprietary information relating to the Company at any time during her tenure with the Company or any time thereafter; (B) in the event of her termination (i) for any reason whatsoever, (ii) pursuant to the action of Ms. Wright or both of Ms. Wright and the Company and (iii) whether such termination occurs prior to the end of the then-current one-year term or otherwise, Ms. Wright agrees that she will not, for a period of six months following such termination, directly or indirectly enter into or become associated with or engage in any other business (whether as a partner, officer, director, shareholder, employee, consultant, or otherwise), which business is primarily in competition with the Company, its subsidiaries or affiliated companies or otherwise become involved in the business of developing or marketing any such business in the state of Maine, Massachusetts or New Hampshire in which the Company, its subsidiaries or its affiliated companies currently has, or during the term of the employment agreement actively had business; and (C) Ms. Wright shall not during a twenty-four month period of after leaving the Company's employ, directly or indirectly, solicit any person who was employed by the Company or solicit any existing customer/client or any potential customer/client that had been actively solicited by the Company, its subsidiaries or its affiliate companies (i.e., potential customers/clients that are "in the sales pipeline").

                                 20
Currently, Ms. Wright is the only named executive officer who has a written employment agreement. Pursuant to her employment agreement, Ms. Wright is eligible to participate in the Company's benefit programs, which includes life insurance, health insurance and a 401K plan. Ms. Wright also receives an annual vehicle allowance of $3,600. If the Equity Transactions are approved as described below under Item 2, the other named executive officers will have new written employment agreements.

     In June, 2007, Ms. Wright received a grant of options exercisable for 12,000 shares of common stock of the Company pursuant to the 2002 Stock Option Plan for service as a director of the Company. Such options are Automatic Options which vest semi-annually and expire in ten years from the date of grant. The option awards vest in six (6) semi-annual installments on June 30 and December 31. The options are exercisable at a price equal to the closing price of the stock on the date of the grant.
     As of August 4, 2006, DAW maintained employment agreements, with a one-year non-compete with each of four of the five minority shareholders of DAW and the husband of the fifth minority shareholder (namely, Michael Curry, David Dumouchel, Mark Dumouchel, Wayne Gunter and Donato Mazzola). Each of such employees are "named executive officers" of the Registrant, as such term is defined under Item 402 of Regulation S-K of the Federal securities laws. The agreements each called for an annual base salary of $142,330. Each employee was also provided with a leased vehicle with an annual cost of approximately $8,800. In addition, each such employee was eligible to participate in D.A.W.'s benefit plans, including, health insurance and 401K. Moreover, such employees each received life insurance coverage in the aggregate of $2,000,000
- $1,000,000 designated to DAW and $1,000,000 for the purpose of retiring the deceased shareholder's stock in DAW.

     Such employment agreements expired by their terms on August 5, 2006 (negotiations are ongoing to enter into new written employment agreements).
On the date of expiration, such employees entered into oral employment arrangements with DAW to become "at will" employees of DAW under the same terms and conditions as existed prior to the expiration of the employment agreements on August 5, 2006, except that the non-compete agreement is a non-compete for six months as opposed to one year and the annual leased vehicle allowance is approximately $7,800 as compared to $8,800. "At will" means that each employee may resign his employment at any time and that DAW may terminate the employment of any such employee at any time for any reason or no reason, with or without cause and with or without notice. Such employees also receive non-equity incentive payments which are determined based on performance at the subsidiary level as follows: for income greater than $450,000, an amount equal to 10% of the amount in excess of $450,000, if any (for income between $450,001 and $900,000); plus, for income greater than $900,000, an amount equal to 15% of the amount in excess of $900,000, if any (for income between the amounts of $900,001 and $1,350,000); plus for income greater than $1,350,000, an amount equal to 20% of the amount in excess of $1,350,000, if any (in excess of $1,350,000). Income shall be calculated before income taxes and the management fees paid to the Company by D.A.W. If the Equity Transactions are approved as described below under Item 2, these named executive officers will have new written employment agreements.

     The Company believes that the sum of a named executive officer's salary and bonus/non-equity incentive compensation should equal a significantly large proportion of such person's total compensation, and the Company believes that it has structured its compensation packages in such a manner.
                                  21
Outstanding Equity Awards at Fiscal Year-end

     The following table shows information of all outstanding equity awards held by our named executive officers during fiscal year ended June 30, 2007:

Outstanding Equity Awards at Fiscal Year-end
--------------------------------------------

     The following table shows information of all outstanding equity awards held by our named executive officers during fiscal year ended June 30, 2007:

               Number of
                 shares
                underlying
              unexercised options
              -------------------           Option            Option
              Exercisable  Unexercisable   Exercise Price     Expiration
                 (#)            (#)             $               Date
              -----------  -------------   --------------     ------
Name
Karen Wright       12,000              -             5.00       08/17/07
                    6,000              -             6.44       10/24/09
                   12,000              -             3.15       10/25/11
                   35,000              -             1.71       12/05/12
                   12,000              -             1.95       10/01/14
                   12,000         10,000(1)          1.88       06/24/17
                   ------         ------
                   89,000         10,000
                   ------         ------

Mark Dumouchel      4,000              -             2.44       03/21/14
                    2,000              -             2.91       03/29/15
                   ------         ------
                    6,000              -
                   ------         ------

David Dumouchel    12,000              -             5.00       08/17/07
                    2,000              -             3.38       08/09/08
                   ------         ------
                   14,000              -
                   ------         ------
Michael Curry           -              -                -              -
                   ------         ------
                        -              -
                   ------         ------

Wayne Gunter            -              -                -              -
                   ------         ------
                        -              -
                   ------         ------

Donato Mazzola      6,000              -             4.75       10/19/10
                   ------         ------
                    6,000              -
                   ------         ------
                                 22

1) These options are exercisable for 2,000 shares on each of 12/31/07, 06/30/08, 12/31/08, 06/30/09 and 12/31/09.

Option Exercises and Stock Vested
---------------------------------

     There were no stock options exercised by any of our named executive officers for the fiscal year ended June 30, 2007. We have not issued restricted stock, restricted stock units, or other similar instruments.

Potential Payments upon Termination or Change in Control

     The following summarizes the payments and benefits to which the named executive officers would have been entitled, if their employment with the Company had terminated on June 30, 2007.

     All of our named executive officers had oral employment arrangements as of June 30, 2007.

     Karen Wright's oral employment arrangement (effective during the fiscal year ended June 30, 2007) provided for an annual base salary of $102,500. If her employment were terminated on June 30, 2007, she would have been entitled to unused vacation time which amounted to $5,174. If such termination were to occur, Ms. Wright would receive the right to receive health benefits through the Consolidated Omnibus Budget Reconciliation Act ("COBRA") upon her payment to the Company of all necessary amounts. Please see the discussion of Ms. Wright's employment agreement (effective July 1, 2007) under the heading "Executive Employment Agreements" above for a discussion of potential payments upon termination with respect to Ms. Wright's employment agreement for fiscal year 2008 and beyond.

     Mark Dumouchel, David Dumouchel, Michael Curry, Wayne Gunter and Donato Mazzola employment agreements expired by their terms on August 5, 2006. (Negotiations are ongoing to enter into new employment agreements). On the date of expiration, such employees entered into an oral employment arrangement with D.A.W. to become "at will" employees of D.A.W. under the same terms and conditions as existed prior to the expiration of the employment agreements dated August 5, 2006, with the exception of a six month non-compete as compared to a one year non-compete and the annual cost of a vehicle is approximately $7,800 as compared to $8,800. Their annual base salary is $143,788. If employment is terminated for each, each would be entitled to unused vacation time of $5,641, and each would receive the right to receive health benefits through COBRA upon his payment to the Company of all necessary amounts.

     Under the Company's stock option plans, in the event of certain changes of control, the Board or a committee thereof has discretion to accelerate the vesting for options then unvested.






                                23


Director Compensation

     The following table shows information regarding compensation paid to non-employee directors for the fiscal year ended June 30, 2007:

                  Fees Earned
                  or Paid In     Option Awards       Total
Name              Cash ($)         ($)(1)              $
----              -----------    -------------      ------

Robert Landis          12,700            9,196      21,896
Donald Lewis                -            8,020       8,020
Kenneth Nyer                -            9,196       9,196
James Schweiger        13,800            8,020      21,820
Gerald Weston          11,600            8,020      19,620

(1) Reflects the dollar amount recognized for financial statement reporting purposes in accordance with SFAS 123(R) "Share-Based Payment". The options were granted in accordance with our Stock Option Plan with the fair value calculated using the Black-Scholes option pricing model, which incorporates various assumptions as detailed in footnote 2 to the audited financial statements included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2007. All of such options (4,000 options granted to each director) were still outstanding as of June 30, 2007.

     Karen Wright is also a member of the Board of Directors. Officers or employees of the Company receive no cash compensation for serving as directors. All other compensation which Ms. Wright received as a director is noted in other tables within this Proxy Statement.

     Robert Landis is chairman of our Compensation Committee. James Schweiger is chairman of our Audit Committee.

     The Company has not paid any cash compensation to any person for serving as a director with the exception of the members of the Company's Audit Committee, Compensation Committee and Stock Option Committee, which members receive (a)$600 each per each telephone meeting of the Board or of a committee of the Board and (b)$1,000 each per each in-person meeting of the Board or in-person meeting of a committee of the Board, with each Chairman receiving an additional 50% of the sum which it is to receive under (a) and (b) above with respect to each meeting. With the exception of the amounts mentioned in the first sentence of this paragraph, the Company does not intend to compensate non-employee directors for serving as directors except to reimburse them for expenses incurred in connection with their service as directors and to issue automatic grants of non-qualified stock options pursuant to the 2002 Stock Option Plan. Directors who are employees receive no cash compensation for serving as directors; however, they are reimbursed for out-of-pocket expenses incurred in connection with their service as directors and are issued stock options pursuant to the 2002 Stock Option Plan. Pursuant to the 2002 Stock Option Plan, directors of the Company receive automatic grants of options for 4,000 shares of Company common stock for each year served as a director/officer, as applicable, with 2,000 of such options vesting semi-annually each June 30th and December 31st, provided that the optionee is still serving as a director/officer, as applicable, on such date.


                                 24
Compensation Committee Interlocks and Insider Participation

     The members of the Compensation Committee are Robert Landis, James Schweiger and Gerald Weston. There were no Compensation Committee interlocks or insider (employee) participation for the year ended June 30, 2007.

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------
    Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. These persons are also required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.
Based solely on our review of such forms or written representations from reporting persons, we believe that during fiscal year ended June 30, 2007, our executive officers and directors and other reporting persons complied with the filing requirements of Section 16(a).

2007 Audit Committee Report*
---------------------------
     The Audit Committee is directly responsible for, among other things, the appointment, compensation, retention and oversight of the Company's independent auditors. Additionally, the Audit Committee must pre-approve all audit and non-audit services performed by the Company's independent auditors. Management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. The Company's independent auditors, Sweeney, Gates & Co., were responsible for auditing those financial statements. However, the functions of the members of the Audit Committee are not intended to duplicate or to certify the activities of management and the independent auditors. Rather, we rely, without independent verification, on the information provided to us and on the representations made by management and the independent auditors.

     The Audit Committee hereby reports as follows:

1. The Audit Committee has reviewed and discussed the audited financial statements with the Company's management.

2. The Audit Committee has discussed with Sweeney, Gates & Co. the matters required to be discussed by Statement on Auditing Standards No. 61, as amended.

3. The Audit Committee has received the written disclosures and the letter from Sweeney, Gates & Co. required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with Sweeney, Gates & Co. its independence from the Company. When considering Sweeney, Gates & Co.'s independence, the Audit Committee considered whether its provision of services to the Company beyond those rendered in connection with its audit and review of the Company's consolidated financial statements was compatible with maintaining its independence and determined that such services were indeed compatible. The Audit Committee also has reviewed, among other things, the amount of fees paid to Sweeney, Gates & Co. for audit and non-audit services. 4. Based on the reviews and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Company's Board of Directors the audited financial statements be included in the Company's annual report on Form 10-K for the fiscal year ended June 30,
                                 25
2007, which was filed with the Securities and Exchange Commission on October 12, 2007.

Members of the Audit Committee: Robert J. Landis, James J. Schweiger, and Gerald Weston.

* The material in this report is not soliciting material, is not deemed filed with the Securities and Exchange Commission, and is not incorporated by reference in any filing of the Company under the Securities Act, or the Exchange Act, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

Independent Auditors

     Sweeney, Gates & Co., independent public accountants, are the Company's independent auditors and have been selected by the Audit Committee to act as auditors for the fiscal year ended June 30, 2008. Representatives of Sweeney, Gates & Co. are expected to be available at the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement if they desire to do so.

Audit Fees
----------
     We paid Sweeney, Gates & Co. audit fees in the aggregate of $140,100 and $137,950 for professional services rendered for the audits of our annual financial statements for the fiscal years ended June 30, 2007 and June 30, 2006, respectively, and for the review of the financial statements included in our quarterly reports on Form 10-Q during the last two fiscal years.

Audit-Related Fees
------------------
     In addition to fees disclosed under "Audit Fees" above, the aggregate fees for professional services rendered by Sweeney, Gates & Co. for assurance and related services that are reasonably related to the performance of the audit and reviews of our financial statements were $5,100 and $12,900 for the fiscal years ended June 30, 2007 and June 30, 2006, respectively. Such services in 2007 were for attending an audit committee meeting and research of accounting treatment. Such services in 2006 were in connection with the review of two S-3 registration statements, attending an audit committee meeting and the review of a comment letter from Securities and Exchange Commission.

Tax Fees
--------
     The aggregate fees for professional services rendered by Sweeney, Gates &Co. for tax compliance, tax planning and tax advice were $26,000 and $25,700 for the fiscal years ended June 30, 2007 and June 30, 2006, respectively.

All Other Fees
--------------
     Sweeney, Gates & Co. did not provide Nyer Medical Group, Inc. and its Subsidiaries with any other services during the fiscal years ended June 30, 2007 and June 30, 2006, respectively.

     Audit services of Sweeney, Gates & Co. for the year ended June 30, 2007, consisted of the examination of the Company's consolidated financial statements
                                 26

and reviews of interim financial statements. The Audit Committee of the Board considers the provision of services for which the fees included above under "Tax Fees" were billed to be compatible with maintaining Sweeney, Gates & Co.'s independence. There were no Financial Information Systems Design and Implementation Fees.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor
-------------------

     The charter of the Audit Committee requires that the Audit Committee review and pre-approve all audit, review or attest engagements of, and non-audit services to be provided by, the independent auditor (other than with respect to the de minimis exception permitted by the Sarbanes-Oxley Act of 2002 and the SEC rules promulgated thereunder). The Audit Committee pre-approved all auditing services and permitted non-audit services rendered by Sweeney, Gates & Co. in the fiscal year ended June 30, 2007.

     The pre-approval duty may be delegated to one or more designated members of the Audit Committee, with any such pre-approval reported to the Audit Committee at its next regularly scheduled meeting. Any such designated member(s) of the Audit Committee shall also have the authority to approve non-audit services already commenced by the independent auditor if (i) the aggregate amount of all such services provided constitutes no more than five percent (5%) of the total amount of revenues paid by the Company to the independent auditor during the fiscal year in which the services are provided,
(ii) such services were not recognized by the Company at the time of the engagement to be non-audit services, and (iii) such services are promptly brought to the attention of the Committee and approved by such designated member(s) prior to the completion of the audit.

Item 2.  Approval of Equity Transactions
------   -------------------------------
        In August 1996, the Company and certain shareholders of D.A.W. (Mark Dumouchel, David Dumouchel, Wayne Gunter, Donato Mazzola, Michael Curry and Lucille Curry; collectively, the "Minority Shareholders") entered into an agreement (the "1996 Agreement") providing in relevant part for the Company's purchase of the Minority Shareholders' interest in D.A.W. and F.M.T. to be completed in August 2006, if such purchase was so requested by the Minority Shareholders. The Company owns 80% of the outstanding shares of D.A.W., while the Minority Shareholders own, in the aggregate, the remaining 20%.

        In August 2006, at the Company's request, the Company and the Minority Shareholders entered into an agreement (the "2006 Agreement") which in relevant part extended until as late as July 2007, the Company's obligations to complete the purchase of the Minority Shareholders' interest in D.A.W. and F.M.T. with payment of $4 million in immediately available funds. The Company has to date been unable to satisfy its purchase obligations under the 2006 Agreement.

        In December 2007, the Company entered into a new agreement with D.A.W. and the Minority Shareholders (the "2007 Agreement") in order to allow for a series of transactions, which, when completed and realized upon over time will together with other related transactions (by and between the Company and the family of Samuel Nyer (the "Nyer Family"), satisfy the Company's obligations under the 2006 Agreement and the 1996 Agreement.
                                  27

        The Company is asking its shareholders to approve its completion of the transactions called for by the 2007 Agreement and certain related transactions (together with the transactions called for by the 2007 Agreement, the "Equity Transactions") as follows:

*	the Company would purchase from the Nyer Family all of the shares of the
Company's Class A preferred stock and Class B preferred stock held by them (representing all of the issued and outstanding shares of Class A preferred stock and Class B preferred stock) in exchange for a promissory note in the amount of $400,000, and all such shares would be cancelled; and

*	the Company would purchase from the Minority Shareholders all of the shares of D.A.W. held by them (representing twenty percent (20%) of the issued and outstanding shares of D.A.W.) in exchange for (i) shares of a newly-created series of convertible Class B preferred stock which would initially be convertible into 218,000 shares of common stock, subject to adjustment, and which will have the same aggregate voting rights as currently held by the Nyer Family under the Company's outstanding Class A and Class B preferred stock (ii) $1,750,000 in cash (which the Company would borrow from D.A.W. and which is anticipated to be funded by one of D.A.W.'s major suppliers through increased available cash flow, as a result of the extension of payment terms), (iii) a promissory note in the amount of $350,000, and (iv) a convertible promissory note in the amount of $1,500,000, which would be convertible into shares of the Company's common stock at an initial conversion price of $1.84 per share, subject to adjustment.

        If the Company receives the approval of its shareholders for the Equity Transactions, it intends to immediately complete such transactions. Because the Nyer Family controls a majority of the Company's voting securities and have agreed, and granted a proxy to Mark Dumouchel, to vote in favor of the Equity Transactions, approval of the Equity Transactions is assured unless they breach such voting agreement. As conditions to the closing of the Equity Transactions, prior to or concurrent with completion of the Equity Transactions, the following related events must occur:

*	F.M.T., an 80% owned subsidiary of the Company, would be merged into
D.A.W.;

*	Karen L. Wright would resign as the Company's President (she would continue to serve as Vice President of Finance, Secretary and Treasurer) and Mark Dumouchel would be appointed President and CEO of the Company;

*	Dr. Nyer, Mr. Lewis and Ms. Wright will resign from the Board and Mark
Dumouchel and David Dumouchel would be appointed to the Board; and

*	each of Messrs. Mark Dumouchel, David Dumouchel, Wayne Gunter, Donato
Mazzola and Michael Curry would enter into employment agreements with the Company and/or D.A.W. pursuant to which they will each be granted 12,000 stock options under the Company's 2002 Stock Option Plan.

        It is also contemplated that, concurrent with consummation of the Equity Transactions, subject to the approval of the shareholders of Nyle International, Inc. ("Nyle"), the Minority Shareholders would purchase from Nyle 597,827 shares of the Company's common stock.


                                 28
        The Equity Transactions are being presented in a single proposal and voted upon as a whole because they will either be completed in their entirety, together with the related events, or not at all. The Company is seeking the approval of its shareholders for the Equity Transactions because, under applicable rules of the Nasdaq Stock Market (i) they may, taken as a whole, be deemed to be a "change of control" of the Company and (ii) the issuance of shares of the new series of convertible Class B preferred stock and/or the issuance of the convertible promissory note may be deemed (taking into account the anti-dilution provisions thereof) to be an issuance of securities convertible into common stock equal to 20% or more of the common stock outstanding for less than the market value of the stock.

        The Equity Transactions and certain of the related events are described in more detail below. For more information on these and other related transactions and events, please see the 2007 Agreement, the First Note, the Second Note, the Minority Note, the Fifth Amendment to the Articles of Incorporation, the Employment Agreement of Mark Dumouchel, the Employment Agreement of David Dumouchel, the Employment Agreement of Wayne Gunter, the Employment Agreement of Donato Mazzola, the Employment Agreement of Michael Curry, the Voting Agreement, the Registration Rights Agreement and the Preferred Stock Purchase Agreement, which are attached hereto as Appendices A-M, respectively.

Background
----------
     In August of 1996, the Company and the Minority Shareholders entered into a stock exchange Agreement and plan of reorganization (the "1996 Agreement") whereby the Company acquired by exchange with the sellers 80% of the issued and outstanding stock of D.A.W.
    Four of the shareholders of D.A.W, (and the husband of another shareholder) had employment agreements with D.A.W. which expired in August 2006 (which agreements were replaced by oral, "at will" agreements. When the agreements expired, the Minority Shareholders had the right to require the Company to purchase all or any portion of their shares of D.A.W. and the other subsidiary of the Company held by these persons.

     In August 2006, the Company entered into a forbearance agreement (the"2006 Agreement") with the Minority Shareholders which stated/accomplished the following:

     The Company acknowledged that 100% of the shares of the subsidiaries of the Company (the "Subsidiaries") held by each Minority Shareholder (the "Put Shares") have been offered to the Company for purchase.

     The Minority Shareholders agreed to refrain from requiring the Company to immediately pay the fair market value of the Put Shares until the earlier of
(i) the closing of the transaction(s) among the Company, the Minority Shareholders and the Subsidiaries with respect to the potential purchase by the Company of all of the shares held by the Shareholders in the Subsidiaries (the "Purchase"), which could be accomplished by payment in full of immediately available funds, and (ii) July 15, 2007.

     The Company agreed to pay $16,665 per month in total to certain Minority Shareholders from the first business day of August 2006 until the earlier of
(i) the closing of the Purchase, and (ii) December 15, 2006; and $33,335 per
                                    29
month from and after December 16, 2006 until the closing of the Purchase.

     D.A.W. agreed to advance to the Company the amounts necessary to make the monthly payments, which amounts would be repaid by the Company to D.A.W.
(with interest at the applicable federal rate) (collectively, the "Monthly Payment Amounts"), upon the earlier of (i) the closing of the Purchase, and
(ii) July 15, 2007.

     The Company pledged 2.5% of its holdings in D.A.W. as collateral for the monies advanced to the Company by D.A.W. to make the monthly payments noted above.

     The parties to the 2006 Agreement agreed that the fair market value of the Put Shares is $4 million (the "Amount").

     The Purchase has not occurred, the Amount has not been paid by the Company to the Minority Shareholders and the Monthly Payment Amounts have not been repaid by the Company to D.A.W. On July 15, 2007, Mark Dumouchel, as representative of the Minority Shareholders, stated that at the time the Minority Shareholders did not intend to take any action with respect to any provisions of either the 1996 Agreement or the 2006 Agreement or enforce any remedies available to them under either of such agreements.

     On September 19, 2007, the Company received a notice (the "Notice") from counsel to D.A.W. The Notice states that the Company had failed to pay timely its debt obligation owed to D.A.W. in the amount of at least $419,000 (the "Debt") pursuant to the forbearance agreement, and that unless payment was immediately received, D.A.W. would pursue all legal remedies as it may choose.

     Further, the Notice also stated that as a result of the Company's failure to pay timely the Debt, D.A.W. has immediately ceased any payments to Nyer under a certain Management Agreement or otherwise.

     The Company entered into the 2007 Agreement in order to satisfy its obligations to the Minority Shareholders described above.

Description of the Equity Transactions and Related Events
---------------------------------------------------------
Purchase of Preferred Stock from the Nyer Family
------------------------------------------------

    Pursuant to a stock purchase agreement, the Company would acquire 100% of the preferred shares of the Company (2,000 shares of Class A Preferred Stock and 1,000 shares of Class B Preferred Stock) held by the Nyer Family, consisting of all of the outstanding shares of the Company's preferred stock, in consideration for a promissory note in the amount of $400,000 (the "First Note") (in the form attached hereto as Appendix B), which would provide for a five (5) year amortization and simple interest earned at a rate of 7% per 365 day year, with interest and principal payable monthly until the First Note is fully paid, and no pre-payment penalty. Upon purchase, these preferred shares would be cancelled by the Company. The Nyer Family has agreed to vote all of their interest, whether preferred or common, in the Company (representing 61.0% of the votes) in favor of this Item 2 pursuant to a voting agreement by and among the Company, the Minority Shareholders and the Nyer Family.


                                 30
Purchase of shares of D.A.W. and Issuance of Convertible Preferred Stock and Convertible Notes
-----------------
     The Company would purchase all of the Minority Shareholders' stock in D.A.W., consisting of twenty percent (20%) of the issued and outstanding shares of D.A.W., through: (i) payment of cash consideration in the amount of $1,750,000 (the "Cash Payment") (in order for the Company to deliver the Cash Payment at closing it will be necessary for D.A.W. to lend to the Company $1,750,000; the Cash Payment will be repaid by the Company to D.A.W.
(with interest at the applicable federal rate) on or before the fifth anniversary of the closing); (ii) issuance of shares of a newly-created series of convertible Class B preferred stock (the "New Preferred"); (iii) issuance of an assignable promissory note in favor of the Minority Shareholders in the amount of $350,000 (the "Second Note") containing terms provided for in the First Note (in the form attached hereto as Appendix C); and (iv) issuance of a convertible promissory note in the amount of $1.5 million (the "Minority Note") in favor of the Minority Shareholders (in the form attached hereto as Appendix D).

     The shares of the New Preferred to be issued to the Minority Shareholders would initially be convertible, in the aggregate, into 218,000 shares of the Company's common stock. The New Preferred would carry "full ratchet" anti-dilution protection whereby, under certain conditions, the conversion price per share of the New Preferred would be reduced to equal any lower price per share realized by the Company upon a sale of Common Stock. The New Preferred would be convertible at the option of each holder upon a merger or sale of the Company, and would be subject to mandatory conversion on or after the third anniversary of the completion of the Equity Transactions so long as there are no events of default existing under certain of the Company's indebtedness and there is an effective resale registration statement filed with the SEC with respect to the shares of Common Stock to be issued upon conversion. The holders of at least a majority of the New Preferred then outstanding may waive any of the conditions to such mandatory conversion and may thereafter convert their shares of New Preferred at any time after the third anniversary of the completion of the Equity Transactions. For more information about the New Preferred, please refer to the Fifth Amendment to the Articles of Incorporation attached hereto as Appendix E.

     The Minority Note would provide for a three (3) year term, with interest earned and payable monthly at a rate of 8% per 365 day year, until the Minority
Note is fully paid, providing for no pre-payment penalty. Following the first anniversary of the completion of the Equity Transactions, any of the Minority Shareholders would be able to convert all or any portion of their allocable payment of the Minority Note into shares of the Company's common stock at an initial conversion price of $1.84 per share, for any given period. The Minority Shareholders would also be able to elect to have any monies received by the Company from the sale of ADCO Surgical Supply, Inc. and ADCO South Medical Supplies, Inc. and/or the building known as 1292 Hammond Street, Bangor, Maine paid towards satisfaction of the Minority Note. The Minority Note would carry "full ratchet" anti-dilution protection whereby, under certain conditions, the conversion price per share of the Minority Note would be reduced to equal any lower price per share realized by the Company upon a sale of Common Stock. Events of default under the Minority Note would include failure by the Company to make timely payments or delivery of conversion shares or otherwise comply with the terms of the Minority Note and, in certain circumstances, defaults by the Company under other of its indebtedness. For
                                   31
more information about the Minority Note, please refer to the form of Minority Note attached hereto as Appendix D.

Other Related Events and Closing Conditions
-------------------------------------------
     It is a closing condition that, prior to consummation of the Equity Transactions, F.M.T. would be merged into D.A.W.

     In addition, as conditions to the completion of the Equity Transactions,
(i) Karen L. Wright would resign as the Company's President (she would continue to serve as Vice President of Finance, Secretary and Treasurer); (ii) Mark Dumouchel, President of D.A.W. and one of the Minority Shareholders, would be appointed as the Company's President and Chief Executive Officer; (iii) David Dumouchel and Mark Dumouchel (each a Minority Shareholder) would be appointed to the Company's board of directors; and (iv) Dr. Nyer, Mr. Lewis and Ms. Wright will resign from the Board and the Board will reduce its size to five seats. David Dumouchel, 46, was a director of the Company from 1996 to 2000. Mr. Dumouchel has been a director of the Company's 80%-owned subsidiary, D.A.W. since August 1996. Additionally, Mr. Dumouchel has been vice-president of D.A.W. since 1988. Mr. Dumouchel is a registered pharmacist in the State of Massachusetts. Mr. Dumouchel received his Bachelors of Science Degree in Pharmacy from Purdue University in 1983, and his Masters of Business Administration from Amos Tuck School at Dartmouth College in 1986.
Mark Dumouchel, 48, was a director of the Company from 2004 to 2005. He has been President and Director of D.A.W. since 1990. He is a registered pharmacist in the State of Massachusetts and has over 32 years experience working in and running pharmacies. Mr. Dumouchel serves as a director of Northeast Pharmacy Services Corp. He received his Bachelors of Science Degree in Pharmacy from Massachusetts College in 1982 and his Masters of Business Administration from Babson College in 1984.

     Each of Messrs. Mark Dumouchel, David Dumouchel, Wayne Gunter, Donato Mazzola and Michael Curry would enter into employment agreements with the Company and/or D.A.W. pursuant to which they will each be granted 12,000 stock options under the Company's 2002 Stock Option Plan. Such options will fully vest one year after their date of grant. The term of each such employment agreement is three years and each such agreement includes salary and bonus provisions as set forth in more detail, respectively, in Appendices F, G, H, I and J attached hereto. These employment agreements would also provide for a cash severance payment in the event of termination by the Company or D.A.W. without Cause (as defined in the employment agreement) or by the employee for Good Reason (as defined in the employment agreement) equal to the total of (x) one year of base salary at the salary rate then in effect to the extent allocable as to D.A.W. and Nyer, as the case may be, but not to exceed the aggregate Base Salary; (y) the last annual bonus paid to the executive (or, in the event that the termination occurs before any bonus has been paid, the annualized bonus for the year in which the termination occurs); and (z) in the case of Mr. Mark Dumouchel only, the last Franchise Payment (as defined in Mr. Dumouchel's employment agreement) paid to Mr. Mark Dumouchel (or, in the event that the termination occurs before any Franchise Payment has been paid, the annualized Franchise Payment for the year in which the termination occurs).
The executive's COBRA continuation coverage would also be paid for six months.

     In addition, the Minority Shareholders do not have to complete the Equity Transactions if there shall not have occurred and be continuing any "Material Adverse Change" from the condition thereof (financial and other) reflected in
                                 32
the most recent of the Company's financial statements reviewed by the Minority
Shareholders.   "Material Adverse Change" means any event which would
reasonably be expected to (a) adversely affect, in any material respect, the validity or enforceability of the 2007 Agreement or any other document contemplated thereby; or the likelihood of completion of any of the transactions contemplated hereby, (b) result in a material adverse effect on the business, operations, management, properties or the condition (financial or other), or results of operations of the Company and its subsidiaries taken as a whole (it being understood that (i) a reduction in the market value of the Common Stock would not, in and of itself, constitute or be deemed to reflect a Material Adverse Change, unless due to some action or inaction on the art of the Company or any of its officers or directors, and (ii) changes in general economic conditions or in the industry of the Company will not constitute or be deemed to reflect a Material Adverse Change), or (c) materially impair the Company's ability to fulfill its obligations under the terms of the 2007 Agreement or any other document contemplated thereby. For a complete list of closing conditions, please refer to the 2007 Agreement, which is attached hereto as Appendix A.

    It is also a condition to the Minority Shareholders' obligation to complete the Equity Transactions that, concurrent with consummation of the Equity Transactions, subject to the approval of Nyle's shareholders, the Minority Shareholders would purchase from Nyle 597,827 shares of common stock of the Company at an aggregate price of $1,100,000, of which $750,000 would be paid in cash and $350,000 would be paid through an assignment of the Second Note. Nyle has agreed to vote all of the Company's shares it controls (representing
19.6% of the votes) in favor of this Item 2 pursuant to a voting agreement among Nyle, the Company and the Minority Shareholders.

Voting Agreement
----------------
     The Nyer Family have agreed, and have granted a proxy to Mark Dumouchel, to vote all of their interest, whether preferred or common, in the Company
 (representing 61.0% of the votes) in favor of this Item 2 pursuant to a voting agreement by and among the Company, the Minority Shareholders and the Nyer Family, which is attached hereto as Appendix K. Therefore, absent a breach of this voting agreement, approval of the Equity Transactions is assured.

Registration Rights Agreement
-----------------------------
     Upon consummation of the Equity Transactions, the Company would enter into a registration rights agreement with the Minority Shareholders under which it would be obligated, under certain conditions, to register for resale with the SEC shares of the Company's common stock being acquired, or to be acquired in the future, by the Minority Shareholders in connection with the terms of the Equity Transactions and certain of the related documents. A copy of the registration rights agreement is attached hereto as Appendix L. The Minority Shareholders will have the right to demand registration on up to two occasions and to have their shares included in certain other sales of Company shares, including underwritten public offerings, if any.

     Approval of the Equity Transactions requires the affirmative vote of a majority of the shares entitled to vote at the Annual Meeting.



                                   33
     The following table sets forth the number of shares of the Company's voting stock that would be beneficially owned as of February 4, 2008 immediately prior to and immediately following the above described transactions by (i) owners of more than 5% of the Company's voting stock, (ii) each director and executive officer of the Company, and (iii) all executive officers and directors of the Company as a group:

Name and Address        Amount and  Amount and        Percent    Percent
of                       Nature      Nature         of Voting   of Voting
Beneficial Owner           of          of             Power      Power
                        Beneficial  Beneficial        Before     After
                        Ownership   Ownership       Transaction Transaction
                        Before       After              (%)        (%)
                        Transaction  Transaction
                        1,2           1,2
                       ------------  -----------     ----------  -----------

Samuel Nyer            5,930,300 3   1,332,473 4       65.6          14.7
698 Essex Street
Bangor, ME  04401

Lucille Curry                  0       919,565 5          0          11.5
13 Water Street
Holliston, MA  01746

Michael Curry                  0 6           0 6          0             0
13 Water Street
Holliston, MA  01746

David Dumouchel            2,000 7     921,566 8          *          11.5
13 Water Street
Holliston, MA  01746

Mark Dumouchel         5,155,300 9     925,566 10      57.0          11.6
13 Water Street
Holliston, MA  01746

Wayne Gunter                   0 11    919,565 12         0          11.5
13 Water Street
Holliston, MA  01746

Donato Mazzola             6,400 13    925,965 14         *          11.6
13 Water Street
Holliston, MA  01746

Around the Clock         423,791 15    423,791 15        5.3          5.3
Partners, LP
33 6th Street South #204
St. Petersburg, FL 33701

Robert J. Landis          12,000 16     12,000 16          *            *
1292 Hammond Street
Bangor, Maine 04401

                                        34


Donald C. Lewis, Jr.      61,000 17     61,000 17          *             *
c/o Nyle Inter.
72 Center Street
Brewer, ME  04412

Kenneth L. Nyer, M.D.     76,000 18     76,000 18          *             *
1933 Williamsbridge Rd
Bronx, New York 10461

James J. Schweiger        32,000 19     32,000 19          *             *
1843 Morning Sky Drive
Winter Haven, FL 34787

Gerald Weston             12,000 20     12,000 20          *             *
1292 Hammond Street
Bangor, ME  04401

Karen L. Wright           70,100 21     70,100 21          *             *
1292 Hammond Street
Bangor, ME  04401

All directors and        277,500     3,955,762              3.4          47.9
executive officers of
the Company as a group 6,7,9,11,13,   6,8,10,12,14,
(11 persons)           16,17,18,19,    16,17,18,19
                         20&21           20&21

1 The beneficial ownership figures found within this table have been provided by Continental Stock Transfer and Trust Company, Broadridge Financial Solutions and the Company's review of public filings. The stock option figures have been derived from the records of the Company. All amounts are as of January 7, 2008.

2 Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act and includes any options which vest within 60 days of January 7, 2008, i.e., by March 7, 2008. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all voting securities beneficially owned by them.

3 Includes Class A Preferred Stock which carries the right to 1,000 votes on any matter put to a vote of the Common Stock (equivalent to 2,000,000 votes of common stock); Class B Preferred Stock carries the right to 2,000 votes on any matter put to a vote of the Common Stock (equivalent to 2,000,000 votes of common stock); 89,300 shares of Common Stock, 560,000 shares of Common Stock underlying options granted to Mr. Nyer pursuant to the 1993 Stock Option Plan and the 2002 Stock Option Plan (the "Plans"). Also includes 500,000 vested non-qualified options granted pursuant to Mr. Nyer's 1999 employment agreement, as amended and 781,000 shares of Common Stock owned by Nyle International Corp., 72 Center Street, Brewer, ME 04412, of which Mr. Nyer is chairman and controlling shareholder.

4 Includes 272,473 shares of Common Stock (183,173 shares transferred from
Nyle), 560,000 shares of Common Stock underlying options granted to Mr. Nyer pursuant to the 1993 Stock Option Plan and the 2002 Stock Option Plan (the "Plans"). Also includes 500,000 vested non-qualified options granted pursuant to Mr. Nyer's 1999 employment agreement, as amended.
                                  35
5 Includes Class B Preferred Stock which carries the right to 2,000 votes per share on any matter put to a vote of the Common Stock (equivalent to 800,000 votes of common stock) and 119,565 shares of Common Stock.

6 Executive Officer - Vice-President of D.A.W., Inc. Mr. Curry will not be receiving any shares of the Company in connection with the completion of the Equity Transactions.

7 Consists of 2,000 shares of Common Stock underlying vested options granted pursuant to the Plans.

8 Includes Class B Preferred Stock which carries the right to 2,000 votes per share on any matter put to a vote of the Common Stock (equivalent to 800,000 votes of common stock); 119,566 shares of Common Stock and 2,000 shares of Common Stock underlying options pursuant to the Plans.

9 Consists of 6,000 shares of Common Stock underlying vested options granted pursuant to the Plans and 5,149,300 shares of Common Stock which are beneficially owned by Mr. Nyer and over which Mr. Dumouchel has voting control pursuant to a voting agreement and proxy.

10 Includes Class B Preferred Stock which carries the right to 2,000 votes per share on any matter put to a vote of the Common Stock (equivalent to 800,000 votes of common stock); 119,566 shares of Common Stock and 6,000 shares of Common Stock underlying options pursuant to the Plans.

11 Executive Officer - Vice-President of D.A.W., Inc.

12 Includes Class B Preferred Stock which carries the right to 2,000 votes per share on any matter put to a vote of the Common Stock (equivalent to 800,000 votes of common stock) and 119,565 shares of Common Stock.

13 Includes 400 shares of Common Stock and 6,000 shares of Common Stock underlying vested options granted pursuant to the Plans.

14 Includes Class B Preferred Stock which carries the right to 2,000 votes per share on any matter put to a vote of the Common Stock (equivalent to 800,000 votes of common stock); 119,965 shares of Common Stock and 6,000 shares of Common Stock underlying options pursuant to the Plans.

15 Includes 387,000 shares of Common Stock and 36,791 warrants.

16 Consists of 12,000 shares of Common Stock underlying vested options granted pursuant to the Plans.

17 Consists of 61,000 shares of Common Stock underlying vested options granted pursuant to the Plans.

18 Consists of 76,000 shares of Common Stock underlying vested options granted pursuant to the Plans.

19 Consists of 32,000 shares of Common Stock underlying vested options granted pursuant to the Plans.

20 Consists of 12,000 shares of Common Stock underlying vested options granted pursuant to the Plans.
                                    36
21 Includes 69,000 shares of Common Stock underlying vested options granted pursuant to the Plans and 1,100 shares of Common Stock held by an ADCO Surgical Supply, Inc. employee investment club by which Ms. Wright owns 220 shares. The common stock held in the investment club is considered beneficially owned by Ms. Wright as she has voting and investment power of this stock.

*  Less than 1% of class

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE EQUITY TRANSACTIONS (ITEM 2 ON THE ENCLOSED PROXY CARD).

Item 3.  Other Matters
----------------------
    The Board has no knowledge of any other matters, which may come before the Annual Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the Annual Meeting or any adjournment thereof, the person named in the enclosed form of proxy will have the discretion to vote as she sees fit unless directed otherwise.

     If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Annual Meeting, at your request, the Company will cancel the proxy.
Shareholders' Proposals
-----------------------
     If the Company holds its annual meeting of shareholders for the fiscal year ending June 30, 2008 on or about the same time as this year's Annual Meeting, then any shareholder desiring to submit a proposal for action at such annual meeting of shareholders and presentation in the Company's proxy statement with respect to such meeting should arrange for such proposal to be delivered to the Company at its principal place of business no later than 120 calendar days before the anniversary of the release of this proxy statement in order to be considered for inclusion in the Company's proxy statement relating to the meeting. However, if the Company holds its annual meeting of shareholders for the fiscal year ending June 30, 2008 on a date that is more than 30 days earlier or later than this year's Annual Meeting, then a shareholder proposal must be received by the Company at its principal place of business in a reasonable amount of time prior to when the Company begins to print and mail its proxy materials. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Exchange Act, rules and regulations of the SEC and other laws and regulations to which interested persons should refer.

     Under Rule 14a-4, as promulgated under the Securities Exchange Act of 1934, if a shareholder fails to notify the Company of a proposal at least 45 days prior to the month and day of mailing of the prior year's proxy statement, then the Company will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement. With respect to the Company's annual meeting of shareholders for the fiscal year ending June 30, 2008, a shareholder proposal not previously submitted for the Company's proxy statement may be submitted at least 45 calendar days prior to the anniversary of the mailing date of this proxy statement; thereafter, the Company will use its voting authority as
described above.                   37


Annual Report on Form 10-K
--------------------------

     The Company will furnish, without charge to any shareholder submitting a written request a copy of the Company's annual report on Form 10-K as filed with the Securities and Exchange Commission including financial statements and schedules thereto. Such written request should be directed to Karen L. Wright, P.O. Box 1328, Bangor, Maine, 04402-1328.


By Order of the Board of Directors

/s/  Karen L. Wright
     Karen L. Wright,
     Director and President

January 8, 2008



                                38




































              PROXY SOLICITED BY THE BOARD OF DIRECTORS OF
                       NYER MEDICAL GROUP, INC.
         FOR THE ANNUAL MEETING OF SHAREHOLDERS ON FEBRUARY 4, 2008

     The undersigned hereby appoints Karen L. Wright as its proxy with power of substitution for and in the name of the undersigned to vote all shares of common stock of Nyer Medical Group, Inc. (the "Company") which the undersigned would be entitled to vote at the Annual Meeting of shareholders of the Company to be held Monday, February 4, 2008, at 10:00 a.m. (EST) at Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts, 02109, and at any adjournment thereof, upon such business as may properly come before the Annual Meeting, including the items set forth below:

     Each share of common stock outstanding on the record date of December 28, 2007 is entitled to one vote on all proposals.

1. I hereby elect the following individuals to serve on the board of directors of the Company for a three-year term until the Company's Annual Meeting for 2010, or until his successor is elected and qualified.

                                         For    Withhold   For All
                                         All       All     Except *

      1) Robert J. Landis                ----      ----     ----

      2) Kenneth L. Nyer, M.D.           ----      ----     ----


* To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.


2.  I hereby approve the Equity Transactions.

              For ----    Against ----   Abstain ----

3. I hereby authorize the holder of this proxy, in her discretion, to vote upon such other business as may properly come before the Annual Meeting of shareholders.

              For ----    Against ----   Abstain ----

NOTE: Shares cannot be voted unless this proxy is signed and returned, or specific arrangements are made to have the shares represented at the Annual Meeting. If no direction is indicated, this proxy will be voted as recommended by the board of directors for all proposals.

Dated: ____________, 2008                  ____________________________________
                                           Signature of Shareholder


_____________________                      ____________________________________
Number of Shares Owned                     Typed or Printed Name of Shareholder


                                  39

APPENDICES

Appendix         Item
--------         ----

A                2007 Agreement
B                First Note
C                Second Note
D                Minority Note
E                Fifth Amendment to the Articles of Incorporation
F                Employment Agreement of Mark Dumouchel
G                Employment Agreement of David Dumouchel
H                Employment Agreement of Wayne Gunter
I                Employment Agreement of Donato Mazzola
J                Employment Agreement of Michael Curry
K                Voting Agreement
L                Registration Rights Agreement; and
M                Preferred Stock Purchase Agreement.







































====================================================================

APPENDIX A   2007 AGREEMENT
----------   --------------

                FIRST AMENDED AND RESTATED AGREEMENT

       THIS FIRST AMENDED AND RESTATED AGREEMENT (the "Amended Agreement") is made as of the 20th day of December, 2007 by and among Nyer Medical Group, Inc. ("Nyer"), a Florida corporation, D.A.W., Inc. ("D.A.W."), a Massachusetts corporation and each of the persons listed on Schedule A hereto (collectively the "Sellers" and each a "Seller"). Nyer, D.A.W. and the Sellers are collectively referred to as the "Parties" and each a "Party".

       WHEREAS, on or about August 5, 1996, Nyer and the Sellers entered into a Shareholders' Agreement (the "Shareholders' Agreement") providing in relevant part for Nyer's purchase of the Sellers' interest (the "Shares") in D.A.W and F.M.T. Franchise Co., Inc. ("F.M.T.") to be completed on or before August 5, 2006;
       WHEREAS, on or about August 9, 2006, at Nyer's request, Nyer and the Sellers entered into an Agreement (the "Agreement") which in relevant part extended until as late as July 15, 2007, Nyer's obligations to complete the purchase of the Shares with payment of $4 million in immediately available funds;
       WHEREAS, Nyer has to date been unable to satisfy its purchase obligations under the Agreement;

       WHEREAS, this Amended Agreement is entered into in order to allow for a series of transactions, which when completed and fully realized upon will, together with other related transactions, by and between Nyer and the family of Samuel Nyer (the "Nyer Family"), the Nyer Family and the Sellers, and the Sellers and Nyle International, Inc. ("Nyle"), satisfy Nyer's obligations under the Agreement and the Shareholders' Agreement.

      WHEREAS, the Nyer Family owns an aggregate of one hundred percent of the currently issued and outstanding Preferred Stock (the "Outstanding Preferred Stock") of Nyer, constituting all of the outstanding Preferred Stock of Nyer, which Outstanding Preferred Stock is to be redeemed by Nyer.
       WHEREAS, Nyle holds more than 19.63% percent of the issued and outstanding common stock (the "Common Stock") of Nyer.

       WHEREAS, Nyer has requested that the Sellers accept as part of the payment for the Shares a new Series 2 of the outstanding Class B Preferred Stock (the "Class B2 Preferred Stock") to be issued by Nyer, which will with the other consideration set forth in Section 1.3 and as otherwise provided hereunder, when fully realized upon over the extended period of time, together constitute the value to be received by the Sellers for the Shares.

       NOW, THEREFORE, the Parties hereto agree to amend and restate the Agreement as follows:
ARTICLE 1.

SALE AND PURCHASE OF SHARES

       Section 1.1. Sale and Purchase. Subject to the terms and conditions of this Amended Agreement, Nyer will purchase at the Closing (as defined below) and the Sellers will sell at the Closing, that number of Shares set forth opposite each Seller's name on Exhibit 1.1 hereto for consideration, including the purchase price, as further provided below.
        Section 1.2. Closing. The purchase and sale of the Shares shall take place at the office of Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109 at such time as the Parties mutually agree upon orally or in writing (which time and place are designated as the "Closing") as soon as possible following satisfaction of the conditions precedent set forth in Article 6 of this Amended Agreement, but in any event no later than February 4, 2008, unless otherwise extended, as provided in Section 7.1 below. At the Closing, the Sellers shall deliver to Nyer certificates representing the Shares conveying good and marketable title to the Shares, free and clear of all encumbrances, security interests, estates of superior title, liens, taxes, claims, liabilities, options, commitments, charges, covenants, conditions, restrictions or other obligations of whatsoever kind, quantity or nature, whether accrued, absolute, contingent or otherwise which affect title to the Shares ("Encumbrances"), against payment of the purchase price and other consideration as provided below. Nyer and the Sellers shall have executed and delivered to each other such other stock powers, documents, instruments, agreements and certificates as may reasonably be needed to carry out the transactions contemplated by this Amended Agreement, including such documents, instruments and agreements as their respective counsel may reasonably request in connection therewith.

      Section 1.3. Purchase Price. At the Closing, Nyer will deliver or cause to be delivered, to the Sellers each of the following, which together and as provided hereunder when fully realized upon over the extended period of time will constitute payment of the purchase price: (a) $1,750,000 (the "Cash Payment") in immediately available funds to be delivered by D.A.W. pro-rata to the Sellers in accordance with their proportionate ownership of the Shares; (b) All shares of Class B2 Preferred Stock, which Class B2 Preferred Stock will constitute all of the issued and outstanding shares of Preferred stock of Nyer following the redemption of the Outstanding Preferred Stock and which will require Nyer to convert the Class B2 Preferred Stock on or following the third anniversary of the Closing, but for certain exceptions as provided for on Exhibit 1.3(c) hereto, into an aggregate of 218,000 shares of Nyer Common Stock on a fully diluted basis and other rights as more specifically provided at Exhibit 1.3(b) hereto; (c) An original assignable promissory note issued and executed by Nyer made payable to the Sellers in the amount of $350,000 (the "$350,000 Note"), in the form attached hereto as Exhibit 1.3(c); and (d) An original assignable convertible promissory note issued and executed by Nyer made payable to the Sellers in the amount of $1,500,000 (the "Convertible Note") in the form attached hereto as Exhibit 1.3(d).
ARTICLE 2.
 ACKNOWLEDGEMENTS, REPRESENTATIONS AND WARRANTIES OF THE SELLERS

       Section 2.1.  	Representations and Warranties of the Sellers.
       (a)	Representations and Warranties of Sellers.  Each Seller represents and warrants to Nyer, as to himself only, that the statements contained in this
Section 2.1 are to his actual knowledge, after reasonable investigation, correct and complete as of the date of this Amended Agreement and will be correct and complete as of the Closing.
       (b)	Authority of Transaction.  Each Seller is of legal age and has full capacity to execute and deliver this Amended Agreement and perform his obligations hereunder.  This Amended Agreement has been duly executed and delivered by each Seller, and this Amended Agreement constitutes the valid and binding obligation of each Seller, enforceable against each Seller in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency or similar laws from time to time in effect affecting creditors' rights generally and by legal and equitable limitations on the availability of specific remedies.
       (c)	Non-Contravention.  Neither the execution and delivery by each
Seller of this Amended Agreement nor the consummation by each Seller of the transactions contemplated hereby, will, with or without the giving of notice or passage of time, or both, (i) conflict with, or result in a breach or violation of, or constitute a default under any applicable law, (ii) require any authorization or approval of, or filing with, any governmental agency, authority or other body or any other person or entity, or (iii) conflict with or violate, breach, or constitute a default under, or permit the termination or acceleration of maturity of, or result in the imposition of any Encumbrances upon the Shares pursuant to any provision of, any note, bond, indenture, mortgage, deed of trust, evidence of indebtedness or other contract or agreement or any order by which each Seller is bound, or to which it is a party.
       (d)	Legal Proceedings.  No suit, action or other proceeding, or
injunction or judgment or other order is pending or, to any of the Sellers'
knowledge, threatened before any court or governmental or regulatory official or agency or arbitrator, in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with this Amended Agreement or the consummation of the transactions contemplated hereby.
       (e)	Title to Shares.  Each Seller owns and has, and at the Closing will own and have, good and marketable title to the Shares, free and clear of all
Encumbrances.
       (f)	Valid Issuance; Absence of Restrictions.  The Shares that are being purchased by Nyer hereunder have been duly authorized and validly issued and constitute fully paid and nonassessable shares of D.A.W. and will be free of restrictions on transfer, other than restrictions on transfer under applicable state and federal securities laws.  All of the Shares were issued and acquired by the Sellers and/or its predecessor in interest in compliance with the applicable laws and have been held continuously by each Seller since the issuance of the Shares.  There are no options, warrants or other rights, agreements, arrangements or commitments of any character other than the
Shareholders' Agreement to which any Seller is a party relating to the pledge, disposition or voting of any of the Shares, and there are no voting trusts or voting agreements with respect to the Shares.
       (g)	Disclosure.  To the best of each Seller's knowledge, neither this
Amended Agreement nor any other documents or certificates delivered in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading.
       (h)	Investment Representations and Warranties.  Each Seller, as to
itself only, represents and warrants to Nyer:
        (i)	Seller has been furnished with all materials relating to Nyer and its proposed activities which Seller has requested as specifically identified on Exhibit 2.1(h)(i). (including, without limitation, public filings of Nyer and all documents and other items related to the transactions contemplated by this Amended Agreement) and has been afforded the opportunity to obtain any additional information necessary to evaluate an investment in Nyer.  The foregoing, however, does not limit or modify the representations or information relating to Nyer contained in this Amended Agreement.
       (ii)	Nyer has answered all inquiries made by Seller concerning Nyer and its proposed activities, or any other matters relating to the transactions contemplated herein and the proposed operations of Nyer.
        (iii) Other than as set forth in this Amended Agreement, the
Convertible Note, the Registration Rights Agreement and the Employment
Agreements, as defined below, no representations or warranties have been made to Seller by Nyer, or by its officers or employees with respect to the intended business of Nyer, the financial condition, prospects, profitability, operations and/or potential of Nyer, and/or the economic or any other aspects of the consequences of an investment in Nyer.
       (iv)	The Convertible Note, the Class B2 Preferred Stock, and any
securities issued in connection with the conversion of the Convertible Note or the Class B2 Preferred Stock (collectively, the "Securities") are
"restricted securities" and have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or any applicable state securities law, and such Seller is or will be acquiring the Securities as principal for its own account and not with a view to or for distributing such Securities or any part thereof, has no present intention of distributing any of such
Securities and has no arrangement or understanding with any other persons regarding the distribution of such Securities (this representation and warranty not limiting such Seller's right to sell the Securities pursuant to a registration statement or otherwise in compliance with applicable federal and state securities laws).
       (v)	Such Seller, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.
        (vi) Such Seller is or will not be purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

       Section 2.2.  Acknowledgment of Sellers.  Each Seller, as to itself only, understands and acknowledges that:
	(a)	The Securities are being offered and sold without registration under the Securities Act in reliance upon applicable exemptions under the Securities
Act.  The availability of the aforesaid exemptions depends in part upon the accuracy of certain of the representations, declarations, warranties and acknowledgments which are made by Sellers herein and in any other information furnished by Seller to Nyer, and the same may be relied upon by Nyer for securities law purposes.
	(b)	There is a limited established market for the common stock of Nyer and it is possible that no greater public market for its securities will develop.
	(c)	Since the offering of the Securities have not been registered under the Securities Act or any state securities laws or regulations, the Securities will be restricted securities which must be held for an indefinite period of time unless they are subsequently so registered or an exemption from such registration is available.
	(d)	In addition to the restrictions on transferability set forth herein, each Seller further covenants and agrees to the following transfer restrictions with respect to the Securities.  Each Seller will not, directly or indirectly, make short sales (as such term is defined in Rule 3b-3 of the Securities
Exchange Act of 1934, as amended (the "Exchange Act")) of any Securities, or any options, rights, warrants or other securities convertible into, exchangeable or exercisable for or evidencing any right to purchase or subscribe for such Securities, until a registration statement covering the resale to the public of the Securities is prepared and declared effective by
the Securities and Exchange Commission.   ARTICLE 3.
ACKNOWLEDGEMENTS, REPRESENTATIONS AND WARRANTIES OF NYER
       Section 3.1.  Representations and Warranties of Nyer.  Nyer represents and warrants to the Sellers that the statements contained in this Article 3 are to its actual knowledge, after reasonable investigation, correct and complete as of the date of this Amended Agreement and will be correct and complete as of the Closing.  These representations are qualified by the disclosures made on the schedules referenced in this section (the "Disclosure
Schedules"). If a disclosure is made on one schedule it shall be deemed to be made on all Disclosure Schedules where such disclosure is relevant.
       (a)	Organization of Nyer.  Nyer is a corporation duly organized, validly existing, and in good standing in the State of Florida.  Nyer is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required.  Nyer has full corporate power and authority and all licenses, permits, and authorizations necessary to carry on the businesses in which it is engaged and to own and use the properties owned and used by it.  Nyer has delivered to the Sellers, correct and complete copies of its charter and bylaws (as amended to date).  Nyer is not in default under or in violation of any provision of its charter or bylaws.
       (b)	Authorization of Transaction.  Nyer has the full power and authority to execute and deliver this Amended Agreement and to perform its obligations hereunder.  Subject to execution, delivery and authorization of the Sellers and
D.A.W., and the approval of the shareholders of Nyer, the execution, delivery and performance of this Amended Agreement and all other agreements contemplated hereby to be executed by Nyer, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized and constitute the valid and legally binding obligations of Nyer, enforceable in accordance with their terms and conditions, except as enforcement may be limited by applicable bankruptcy, insolvency or similar laws from time to time in effect affecting creditors' rights generally and by legal and equitable limitations on the availability of specific remedies.  The issuance, sale and delivery of the $350,000 Note, the D.A.W. Note, the Class B2 Preferred Stock, the various
Employment Agreements and the Convertible Note and the delivery of shares of
Common Stock upon exercise of the options granted under the Employment
Agreements and conversion of the Class B2 Preferred Stock and the Convertible
Note, have been duly authorized by all necessary corporate action on the part of Nyer, and such shares of Common Stock have been duly reserved for issuance.
The shares of Common Stock issuable upon exercise of the options granted under the Employment Agreements, conversion of the Class B2 Preferred Stock and the conversion of the Convertible Note, when issued, will be duly and validly issued, fully paid and non-assessable, free of any preemptive rights under applicable law or Nyer's articles of incorporation or similar rights pursuant to any agreement to which Nyer is a party.  Nyer's Board of Directors has determined that the documents and transactions contemplated by this Amended
Agreement are in the best interests of Nyer and its shareholders, has resolved to recommend that all holders of Nyer shares vote in favor of the adoption of this Amended Agreement and has directed that this Amended Agreement and the transactions contemplated hereby be submitted to Nyer's shareholders for adoption at a duly held meeting of such shareholders.  Nyer need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency, stock exchange or any other person in order to consummate the transactions contemplated by this Amended
Agreement, except for those which it will give, make or obtain with respect to the Securities and Exchange Commission and Nasdaq Stock Market LLC in a timely fashion at the appropriate time with respect to the transactions contemplated by this Amended Agreement, or otherwise as set forth on Exhibit 3.1(b) hereto.
       (c)	Non-Contravention.  Neither the execution and the delivery of this
Amended Agreement, nor the consummation of the transactions contemplated hereby, will, with or without the giving of notice or the passage of time, or both, violate any statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, stock exchange or court to which Nyer is subject or conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under, any material agreement, contract, lease, license, instrument, or other arrangement to which Nyer is a party or by which it is bound or to which any of its assets is subject.
       (d)	Legal Proceedings.  No suit, action or other proceeding or judgment or other order is pending or, to Nyer's knowledge, threatened before any court or governmental or regulatory official or agency or arbitrator, in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with the Amended Agreement or the consummation of the transactions contemplated hereby.
       (e)	Capitalization.  The authorized capital stock of Nyer consists of
25,000,000 shares of Common Stock of which 3,978,199 are outstanding, and
2,505,000 shares of Preferred Stock consisting of 5,000 authorized shares of
Class A Preferred Stock, of which 2,000 are outstanding and 2,500,000 authorized shares of Class B Preferred Stock, of which 1,000 shares are outstanding as of the date hereof.  All of the issued and outstanding shares of
Common Stock and Outstanding Preferred Stock are validly issued and are fully paid, non-assessable and free of preemptive rights.  Except as disclosed in the
Form 10-K for the fiscal year ended June 30, 2007, Form 10-Q for the quarter ended September 30, 2007 or as set forth on Exhibit 3.1(e) hereof, as of the date hereof, there are (i) no outstanding subscriptions, options, calls, contracts, commitments, understandings, restrictions, arrangements, rights or warrants, including any right of conversion or exchange under any outstanding security, instrument or other agreement and also including any rights plan or other anti-takeover agreement, obligating Nyer or any subsidiary of Nyer to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of the capital stock of Nyer or obligating Nyer or any subsidiary of
Nyer to grant, extend or enter into any agreement or commitment to do so, (ii)
no voting trusts, proxies or other agreements or understandings to which Nyer or any subsidiary of Nyer is a party or is bound with respect to the voting of any shares of capital stock of Nyer, and (iii) Nyer has no obligation
(contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make an other distribution in respect thereof.  No bonds, debentures, notes or other indebtedness of Nyer having the right to vote on any matters on which shareholders may vote are issued or outstanding.  All of the issued and outstanding Preferred stock of Nyer is held of record by the Nyer Family, as of the date hereof, which shares of Outstanding Preferred Stock will be duly redeemed and cancelled prior to the Closing.  The Class B2 Preferred Stock will be authorized by the Nyer Board of Directors, in compliance with all applicable rules, laws, obligations and restrictions, which Class B2 Preferred Stock will then constitute all outstanding Preferred stock of Nyer on the date of issuance and the Company will not issue any additional Preferred stock without the unanimous consent of the holders of the then outstanding Class B2 Preferred
Stock.  Upon issuance the Class B2 Preferred Stock shall be validly issued and fully paid, non-assessable and free of pre-emptive rights. Without limiting the foregoing or Exhibit 1.3(b), the terms and conditions of the Class B2
Preferred Stock shall be fully and legally exercisable by the Sellers and shall have all other rights, powers and interest in accordance with its terms; and
further provided that, as of the date of the Closing (after giving effect to the transactions contemplated herein), the Class B2 Preferred Stock shall have the same amount and number of aggregate voting rights and powers as the
Outstanding Preferred Stock held as of the date hereof, which rights and powers shall not be modified without the unanimous agreement of the Sellers.
       (f)	Subsidiaries. Each subsidiary of Nyer is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has the requisite power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted except where any failure would not result in a Material Adverse
Change, as defined below, individually or in the aggregate, on Nyer and its subsidiaries and except as disclosed on Exhibit 3.1(f) hereof. Each subsidiary of Nyer is qualified to do business, and is in good standing, in each jurisdiction in which the properties owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified and in good standing would not result in a Material Adverse Change of Nyer and its subsidiaries, as disclosed on Exhibit 3.1(f) hereof. All of the outstanding shares of capital stock of each subsidiary of Nyer, other than the Shares, are validly issued, fully paid, non-assessable and free of preemptive rights, and are owned by Nyer, free and clear of any liens, claims or encumbrances except as set forth on Exhibit
3.1(f) hereof.  Except as disclosed on Exhibit 3.1(f) hereof, there are no subscriptions, options, warrants, rights, calls, contracts, voting trusts, proxies or other commitments, understandings, restrictions or arrangements relating to the issuance, sale, voting, transfer ownership or other rights with respect to any shares of capital stock of any subsidiary of Nyer, including any right of conversion or exchange under any outstanding security, instrument or agreement.
       (g)	Reports and Financial Statements.  Since June 2002, Nyer has filed or furnished with the Securities and Exchange Commission all forms, statements, reports and documents (including all exhibits, amendments and supplements thereto) required to be filed or furnished by it under each of the Securities
Act, the Exchange Act and the respective rules and regulations thereunder, all of which, as amended if applicable, complied in all material respects with all applicable requirements of the appropriate act and the rules and regulations hereunder, except as identified in Exhibit 3.1(g).  Neither Nyer's
Form 10-K for the fiscal year ended June 30, 2007 nor Nyer's Form 10-Q for the quarter ended September 30, 2007, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  The consolidated financial statements of Nyer included in such reports (collectively, "Nyer's Financial Statements")
have been prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as may be indicated therein or in the notes thereto) and the rules and standards of the Public Company Accounting
Oversight Board ("PCAOB") and fairly present the financial position of Nyer and its subsidiaries as of the dates thereof and the results of operations and changes in financial position for the periods then ended, subject, in the case of the unaudited interim financial statements, to normal year-end and audit adjustments and any other adjustments described therein.  Nyer's
Financial Statements (including the related notes, where applicable) complied in all material respects with the published rules and regulations of the
Securities and Exchange Commission with respect thereto.  To the knowledge of
Nyer, there is no applicable accounting rule, consensus or pronouncement that has been adopted by the Securities and Exchange Commission, PCAOB, the
Financial Accounting Standards Board, the Emerging Issues Task Force or any
similar body but is not in effect as of the date hereof that, if implemented, would reasonably be expected to have a Material Adverse Change on Nyer.
(h)	Absence of Undisclosed Liabilities. Except as disclosed in Nyer's
Form 10-Q for the quarter ended September 30, 2007, neither Nyer nor any of its subsidiaries had at September 30, 2007, or has incurred since that date, any liabilities or obligations (whether absolute, accrued, contingent or otherwise)
of any nature, except: (i) liabilities, obligations or contingencies which:  (A)
are accrued or reserved against in Nyer's Financial Statements or reflected in the notes thereto, or (B) were incurred after September 30, 2007 and were incurred in the ordinary course of business and consistent with past practices;
(ii) Liabilities, obligations or contingencies which (A) would not, in the aggregate, be expected to result in a Material Adverse Change on Nyer and its subsidiaries, or (B) have been discharged or paid in full prior to the date hereof; and (C) liabilities and obligations which are of a nature not required to be reflected in the consolidated financial statements of Nyer and its subsidiaries prepared in accordance with generally accepted accounting principles consistently applied and which were incurred in the ordinary course of business.
       (i)	Internal Controls.  Nyer (i) has designed and maintains disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the
Exchange Act) to ensure that material information required to be disclosed by
Nyer in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms and is accumulated and communicated to Nyer's management as appropriate to allow timely decisions regarding required disclosure, (ii) has disclosed, based on its most recent evaluation of its internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) to Nyer's
auditors and the audit committee of the Nyer Board of Directors (A) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting that are reasonably likely to adversely affect in any material respect Nyer's ability to record, process, summarize and report financial information, or (B) any fraud, whether or not material, that involves management or other employees who have a significant role in Nyer's internal control over financial reporting, (iii) maintains a system of internal control over financial reporting which is reasonably sufficient in all material respects to provide reasonable assurance (A) that transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles, (B)
that receipts and expenditures are executed in accordance with the authorization of management, and (C) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of Nyer assets that would materially affect Nyer's Financial Statements.  Since the date of his or her last certification filed with the Securities and Exchange Commission, neither the chief executive officer nor the chief financial officer of Nyer has become aware of any fact, circumstance
or change that is reasonably likely to result in a "significant deficiency" or a "material weakness" in Nyer's internal control over financial reporting.
(j)	Compliance with Laws.  The businesses of each of Nyer and its subsidiaries have been conducted in compliance with all federal, state, local or foreign laws, statutes, ordinances, rules, regulations, judgments, orders, injunctions, decrees, arbitration awards, agency requirements, licenses and permits of all governmental entities and applicable stock markets, except where the failure to so comply would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Change on Nyer and its subsidiaries.
       (k)	Accuracy of Information.  To the best of Nyer's knowledge, neither this Amended Agreement nor any other documents or certificates delivered in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading.  The information to be included in the proxy statement (the "Proxy
Statement") to be delivered to Nyer's shareholders in accordance with any required approvals of the transactions contemplated by this Amended Agreement or any other related transactions involving the Nyer Family or Nyle submitted to Nyer's shareholders or in any other document filed with any other government entity  in connection with the transactions contemplated by this Amended
Agreement or otherwise filed by Nyer following the date hereof and prior to the
Closing, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading.  The Proxy Statement will comply in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder.
       (l)	Affiliate Transactions. There are no transactions, contracts, arrangements, commitments or understandings between Nyer or any its subsidiaries, on the one hand, and any of Nyer's affiliates (including immediate family members but other than wholly owned Nyer subsidiaries), on the other hand, that would be required to be disclosed by Nyer under Item 404 of Regulation S-K under the Securities Act, except as set forth in Nyer's
Annual Report on Form 10-K for the year ended June 30, 2007.  There are no outstanding loans or other extensions of credit made by Nyer or any of its subsidiaries to any executive officer (as defined in Rule 3b-7 under the
Exchange Act) or director of Nyer.  Nyer has not, since the enactment of the
Sarbanes-Oxley Act, taken any action prohibited by Section 402 of such Act.
       (m)	Anti-takeover Provisions. To the knowledge of Nyer, no "control share," "fair price" or other anti-takeover law or regulation is applicable to this Amended Agreement or the transactions contemplated hereby.

ARTICLE 4.

PRE-CLOSING COVENANTS

       Section 4.1.  Pre-Closing Covenants.  The Parties agree as follows with respect to the period between the execution of this Amended Agreement and the
Closing.
       (a)	General.  Each of the Parties will use his or its best efforts to take all action and to do all things necessary in order to consummate and make effective the transactions contemplated by this Amended Agreement (including satisfaction, but not waiver, of the closing conditions set forth in Article 6 below) and the making of all filings identified in Section 3.1(b) above, in order that the Closing may occur as soon as possible, but in any event before
February 4, 2008.
       (b)	Notices and Consents.  As identified on Exhibit 4.1(b), each of the responsible Parties will give any notices to third parties, and will cause them to use their best efforts to obtain any third-party consents, that may be necessary in connection with the matters referred to in Article 6 below.
Each of the Parties will give any notices to, make any filings with, and use its best efforts to obtain any authorizations, consents, and approvals of governments and governmental agencies required in order to consummate the transactions contemplated hereby.
       (c)	Exclusivity. None of the Parties will: (i) solicit, initiate or encourage the submission of any proposal or offer relating to the transactions described herein, acquisition of any Nyer stock, acquisition of any of the
Shares or any substantial portion of the assets of Nyer or D.A.W. (including any acquisition structured as a merger, consolidation, or share exchange);
or (ii) participate in any discussions or negotiations. regarding, furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt to do or seek any of the foregoing.  Neither
Nyer nor the Sellers will vote their shares in D.A.W. in favor of any acquisition structured as a merger, consolidation, or share exchange, except as approved by all the Parties hereto.  The Parties will immediately contact each other upon receiving any proposal, offer, inquiry, or contact with respect to any of the foregoing.  Notwithstanding the foregoing, in the event that Nyer receives an unsolicited bona fide written proposal for a transaction from a third party, Nyer may furnish non-public information to, and negotiate with, such third party; provided that Nyer (i) provides prior written notice to the
Sellers, (ii) such third party enters into a confidentiality agreement reasonably acceptable to the Sellers and (iii) Nyer's Board of Directors shall have concluded in good faith, based on the advice of an investment banker, that such transaction may reasonably be expected, if consummated, to result in a transaction more favorable to Nyer and its shareholders than the transactions contemplated hereby.  In considering any other transaction, the Nyer Board of
Directors shall be required to consider all obligations of Nyer under the
Shareholders' Agreement to be outstanding and not superseded by this Amended
Agreement.  Nothing in this Section 4.1(c) shall prohibit the Board of Directors of Nyer from refusing to make, withdrawing, qualifying, conditioning or modifying its recommendation of the transactions contemplated by this Amended
Agreement if there exists an alternative transaction and the Board of Directors of Nyer determines in good faith that any failure to do so would be inconsistent with the best interests of the shareholders of Nyer; provided, however, that the Board of Directors of Nyer has provided the Sellers with five business days prior written notice of its intent to effect such withdrawal, modification, qualification, conditioning or refusal to recommend (which notice shall include the reasonable details regarding the cause for, and the nature of, such withdrawal, modification, qualification, conditioning or refusal to recommend) and, if requested by the Sellers, negotiated in good faith with the Sellers during such five business day period regarding revisions to this
Amended Agreement that would avoid such withdrawal, modification, qualification, conditioning or refusal to recommend (it being agreed that any amendment to the consideration or any material term of such alternative transaction shall require a new notice and a new five business day period).  If
Nyer enters into such an alternative transaction, the Sellers shall have the right to terminate this Amended Agreement.
       (d)	Proxy Statement.  As promptly as practicable after the execution of this Amended Agreement, Nyer will prepare and file with the Securities and
Exchange Commission a mutually acceptable Proxy Statement.  Nyer will respond to any comments of the Securities and Exchange Commission, will use its best efforts to have the Proxy Statement cleared by the Securities and Exchange
Commission as promptly as practicable after such filing and, thereafter, will cause the Proxy Statement to be mailed to its shareholders at the earliest practicable time.  As promptly as practicable after the date hereof, Nyer will prepare and file any other filings required under the Exchange Act, the
Securities Act and any other Federal, foreign or Blue Sky laws relating to the transactions contemplated by this Amended Agreement to the extent possible based upon the information timely provided to Nyer following its request to the relevant parties ("Other Filings").  Nyer will notify the Sellers promptly upon the receipt of any comments from the Securities and Exchange Commission or its staff and of any request by the Securities and Exchange Commission or its staff or any other government officials for amendments or supplements to the Proxy
Statement or any Other Filing or for additional information and will supply the other with copies of all correspondence between Nyer or any of its representatives, on the one hand, and the Securities and Exchange Commission, or its staff or any other government officials, on the other hand, with respect to the Proxy Statement or any Other Filing.  The Proxy Statement and the Other
Filings will comply in all material respects with all applicable requirements of law and the rules and regulations promulgated thereunder.  Whenever any event occurs which is required to be set forth in an amendment or supplement to the Proxy Statement or any Other Filing, Nyer will promptly inform the Sellers of such occurrence and cooperate in filing with the Securities and Exchange
Commission or its staff or any other government officials, and mailing to shareholders of Nyer such amendment or supplement (if required by applicable law).  No amendment or supplement to the Proxy Statement shall be filed without the approval of the Sellers, which approval shall not be unreasonably withheld or delayed.  If, at any time prior to the Closing, Nyer should discover any information relating to it, or any of its affiliates, directors or officers, that should be set forth in an amendment or supplement to the Proxy Statement or Other Filings, so that the documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, Nyer shall promptly notify the Sellers and an appropriate amendment or supplement describing such information shall be promptly filed with the Securities and Exchange Commission and, to the extent required by applicable law, disseminated to the shareholders of Nyer.  Nyer shall take any action required to be taken by it under any applicable state securities laws in connection with the issuance of the Class B2 Preferred Stock and the
Convertible Note.  The Proxy Statement shall include a statement to the effect that Nyer's Board of Directors has recommended that the shareholders of
Nyer  vote in favor of adoption and approval of the matters being voted upon.
       (e)	Meeting of Shareholders.  Promptly after the date hereof, Nyer will take all action necessary to duly convene a meeting of its shareholders to be held as promptly as practicable, for the purpose of voting upon the transactions contemplated by this Amended Agreement and any related matters involving the Sellers, Nyle and the Nyer Family, to the extent required under applicable law and stock exchange rules.
       (f)	Public Disclosures.  Nyer will consult with the Sellers and agree on the contents and timing of issuance, before issuing any press release or otherwise making any public statement with respect to this Amended Agreement or any of the transactions contemplated hereby and will not issue any such press release or make any such public statement prior to such agreement, except as may be required by any listing agreement with a stock exchange, rules/regulations of the Securities and Exchange Commission or the Nasdaq Stock
Market LLC or, in the good faith judgment of a party based on advice of counsel, by applicable law, in which case reasonable efforts to consult with the Sellers will be made prior to such release or public statement.
       (g)	Notification of Certain Matters.  The Parties will give prompt notice to each other Party of the occurrence, or failure to occur, of any event, which occurrence or failure to occur would be reasonably likely to cause
(i) any representation or warranty contained in this Agreement to be untrue or inaccurate at any time from the date hereof to the Closing, (ii) any material failure by them to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under this Amended Agreement, in each case, such that the conditions set forth in Section 6.1 or 6.2, as the case may be, would not be satisfied as a result thereof, or in the case of Nyer only,
Nyer shall give prompt notice to the other Parties of any significant deficiencies or material weaknesses in the internal control over financial reporting (as defined in Rule 13a-15(f) of the Exchange Act) of Nyer identified by Nyer or its auditors.  Notwithstanding the foregoing, the delivery of any notice pursuant to this section will not limit or otherwise affect the remedies available hereunder to the party receiving such notice.
       (h)	Nyle and the Sellers shall have entered into an agreement providing for Nyle's sale of its Common Stock to the Sellers and a voting agreement providing in relevant part for Nyle to timely vote all shares it holds in Nyer in favor of the transactions as described in this Amended Agreement and related transactions.
       (i)	Nyer shall have arranged for the Nyer Family to provide the Sellers with an executed voting agreement, which voting agreement shall provide in relevant part for each member of the Nyer Family to timely vote all shares he may hold in Nyer in favor of the transactions described in this Amended
Agreement and related transactions.
       (j)	The Sellers and D.A.W. shall take all action necessary to consummate the transactions contemplated by this Agreement based upon the timetable set forth herein, including, without limitation, obtaining the necessary board of director and shareholder (if applicable) votes required.
ARTICLE 5.

POST-CLOSING COVENANTS

       Section 5.1. Post-Closing Covenants. The Parties agree in case at any time after the Closing any further action is necessary to carry out the purposes of this Amended Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party may reasonably request.

ARTICLE 6.

CONDITIONS PRECEDENT TO THE PARTIES OBLIGATIONS TO PROCEED

       Section 6.1.  As conditions to the Closing, on or before the Closing, each of the following shall have occurred, or been waived, in whole or in part, by both Nyer and the Sellers and, as to D.A.W. only, with respect to items
6.1(d), 6.1(e),6.1(i), 6.1(j), 6.1(l) and 6.1(m):
       (a)	Execution and delivery by each of Nyer and the Sellers of a
registration rights agreement (the "Rights Agreement"), in the form attached hereto as Exhibit 6.1(a).
       (b)	Nyer shall have delivered to the Sellers: (i) evidence of Nyer shareholder approval, after a duly noticed and conducted meeting, of the approval of the transactions contemplated by this Amended Agreement above;
including an Oath of Inspector of Election and Affidavit of Mailing of Proxy
Materials; (ii) evidence of the appointment to Nyer's Board of Directors of
Mark Dumouchel for a full three year term and David Dumouchel for a the period remaining on Donald Lewis' term, effective upon the Closing; and (iii) evidence of the resignation from the Nyer Board of Directors, effective as of the
Closing, of  Donald Lewis, Dr. Kenneth Nyer and Karen Wright.
       (c)	Nyer shall have received and delivered to the Sellers evidence of the resignation of Karen Wright from each position at Nyer she holds other than Chief Financial Officer, and an executed amendment to her existing employment agreement with Nyer reflecting the resignations.
      (d)	D.A.W. will have received funds in the amount of $1,750,000 on terms acceptable and from a source acceptable to D.A.W. and D.A.W. will have agreed to lend such funds to Nyer to provide the Cash Payment and to extend the current indebtedness of Nyer on terms as provided in the promissory note (the "D.A.W.
Note"), to be received by D.A.W. from Nyer at or prior to the Closing, in the form attached hereto as Exhibit 6.1(d).
       (e)	Execution and delivery by each of D.A.W., Nyer and Messrs. Mark
Dumouchel, David Dumouchel, Wayne Gunter, Donato Mazzola and Michael Curry of
employment agreements, in the form attached hereto as Exhibits 6.1(e)(1), (2),
(3), (4), and (5) (each as "Employment Agreement" and together the "Employment
Agreements"), which shall include, without limitation, provisions for Nyer to grant each of the employees 12,000 nonqualified stock options.
       (f)	Nyer shall have delivered evidence of directors and officers liability insurance in effect for the Nyer Board of Directors and the Nyer officers, to the satisfaction of Mark Dumouchel.
       (g)	Nyer shall have delivered to the Sellers certified duly adopted resolutions of its Board of Directors authorizing Nyer to proceed with the multiple transactions and other matters provided in this Amended Agreement, including: (i) appointment of Mark Dumouchel as Chief Executive Officer and
President of Nyer; (ii) authority to Nyer to enter into the Employment
Agreements identified in 6.1(e) above; (iii) amendment to the Nyer By-laws to provide for a staggered Board of Directors consistent with that presently provided in Nyer's Articles of Incorporation; (iv) the redemption by Nyer of all Outstanding Preferred Stock and the authorization and issuance of Class B2
Preferred Stock; (v) any other action required to be authorized in connection with the transactions contemplated herein; (vi) ratifying the existence of the
Outstanding Preferred and representing the Board's determination that the Outstanding Preferred are the only shares of Preferred Stock of Nyer issued and outstanding on the date hereof, that no other shares of Preferred stock of Nyer have previously been issued or redeemed, repurchased or cancelled, other than as disclosed on Exhibit 6.1(g) and the Outstanding
Preferred have been duly and validly issued and authorized and constitute fully paid and non-assessable shares of stock of Nyer
       (h)	To the extent required under applicable laws, rules and regulations and stock exchange rules a sufficient number of Nyle's and Nyer's shareholders shall have voted in favor of the transactions contemplated by this Amended
Agreement.
       (i)	The Board of Director's of D.A.W. (and, if applicable, D.A.W.'s shareholders) shall deliver certified duly adopted resolutions authorizing: (i)
the Amendment to D.A.W.'s By-laws to provide for two directors to be appointed to its Board of Directors by the Sellers and three directors to be appointed by the Nyer Board of Directors, providing that none of the Nyer designees shall be
Sellers (or any party related thereto within the third level of consaquinity);
(ii) D.A.W. to enter into the Employment Agreements as provided in Section
6.1(e) above; (iii) D.A.W. to borrow funds sufficient to loan $1,750,000 to
Nyer and on terms as provided in the D.A.W. Note; and (iv) any other action required to be authorized in connection with the transactions contemplated herein.
       (j)	F.M.T. shall have been merged into D.A.W.
       (k)	No action, suit or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitration tribunal wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would:  (i)
prevent consummation of any of the transactions contemplated by this Amended
Agreement or (ii) cause any of the transactions contemplated by this Amended
Agreement to be rescinded following consummation (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect).
       (l)	Nyer and D.A.W. shall have entered into an amended service
agreement, in a form no less favorable to Nyer than the existing service agreement between such parties.
       (m)	All actions to be taken by any of the Parties in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to each of the Parties who may be effected thereby.
       (n)	The Notices and Consents identified on Exhibit 4.1(b) shall have been made and obtained, respectively.
       (o)	The shares of Common Stock to be issued upon conversion of the
Convertible Note, conversion of the Class B2 Preferred Stock and/or exercise of the options contained in the Employment Agreements shall have been authorized for quotation on the Nasdaq Stock Market LLC or other necessary action required by the Nasdaq Stock Market LLC, shall have been taken in order to authorize the listing of such shares for trading on the Nasdaq Capital Market.
       (p) 	Notification of Certain Matters.  Nyer will give prompt notice to the Sellers of the occurrence, or failure to occur, of any event, which occurrence or failure to occur would be reasonably likely to cause (i) any representation or warranty contained in this Agreement to be untrue or inaccurate at any time from the date hereof to the Closing, (ii) any material failure of Nyer to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under this Amended Agreement, in each case, such that the conditions set forth in Section 6.1 or 6.2, as the case may be, would not be satisfied as a result thereof, or any significant deficiencies or material weaknesses in the internal control over financial reporting (as defined in Rule 13a-15(f) of the Exchange Act) of Nyer identified by Nyer or its auditors.  Notwithstanding the foregoing, the delivery of any notice pursuant to this section will not limit or otherwise affect the remedies available hereunder to the party receiving such notice.
	(q) The Nyer Family and Nyer shall have consummated a transaction providing for Nyer's purchase from the Nyer Family of all of the Outstanding
Preferred Stock and each of the other matters set forth in the stock purchase agreement related thereto (including, without limitation, an executed voting agreement), which transaction shall not be consummated without each material condition precedent and provision thereof having been satisfied, including, the provision for and the actual assignment to the Sellers of all rights of
Nyer under such purchase and sale agreement to exercise all rights and remedies with respect to certain provisions of such agreement as provided in Exhibit
6.1(r).
	(r)	Nyer shall have arranged for the Nyer Family to provide the Sellers with an executed voting agreement, which voting agreement shall provide in relevant part for each member of the Nyer Family to timely vote all shares he may hold in Nyer in favor of the transactions described in this Amended
Agreement and related transactions.
       (s)	The monies in the amount of $625,000 payable to Nyle by the Sellers in consideration for the purchase of the Common Stock shall be delivered to the client account for the Nyer Family's counsel, upon receipt of direction of Nyle and the Nyer Family, in form and substance reasonably acceptable to the Sellers and Nyer.
       Section 6.2.  Conditions Precedent to the Sellers' Obligation to
Proceed.  On or before the Closing each of the following shall have occurred, or been waived, in whole or in part by the Sellers:
       (a)	The Sellers shall have received from counsel to Nyer or other counsel reasonably acceptable to the Sellers for the benefit of the Sellers an opinion concerning the matters listed on Exhibit 6.2(a) satisfactory in form and substance to the Sellers and dated as of the Closing.
       (b)	There shall not have occurred and be continuing any Material Adverse
Change from the condition thereof (financial and other) reflected in the most recent of Nyer's Financial Statements.  For purposes of this Amended Agreement,
"Material Adverse Change" shall mean any event which would reasonably be expected to (a) adversely affect, in any material respect, the validity or enforceability of this Amended Agreement or any other document contemplated hereby; or the likelihood of consummation of any of the transactions contemplated hereby, (b) result in a material adverse effect on the business, operations, management, properties or the condition (financial or other), or results of operations of Nyer and its subsidiaries taken as a whole (it being understood that (i) a reduction in the market value of the Common Stock shall not, in and of itself, constitute or be deemed to reflect a Material Adverse
Change, unless due to some action or inaction on the part of Nyer or any of its officers or directors, and (ii) changes in general economic conditions or in the industry of Nyer shall not constitute or be deemed to reflect a Material
Adverse Change), or (c) materially impair Nyer's ability to fulfill its obligations under the terms of this Amended Agreement or any other document contemplated hereby.
       (c)	Nyle and the Sellers shall have consummated a transaction providing for Nyle's sale of its Common Stock to the Sellers and each of the other matters set forth in the stock purchase agreement related thereto (including, without limitation, an executed voting agreement), which transaction shall not be consummated without each material condition precedent and provision thereof having been satisfied.

ARTICLE 7.

MISCELLANEOUS PROVISIONS

       Section 7.1. Extension of Closing Date. In the event that after making all filings with the Securities and Exchange Commission and Nasdaq Stock Market LLC, Nyer receives comments that may require it to take further action, which counsel for the Sellers believes may be accomplished in an acceptable period, then the Closing date may be extended by the Sellers to allow Nyer to expeditiously proceed towards Closing.

       Section 7.2. Entire Agreement; Survival. This Amended Agreement and the documents referred to herein as Exhibits constitute the entire agreement among the Parties and no Party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein. This Amended Agreement shall when effective result in the satisfaction of the Parties' respective rights and obligations under the Agreement and Shareholders Agreement. As of the Closing, the service agreement related to the Shareholders' Agreement and the pledge agreement dated as of August 14, 2006 by Nyer in favor of D.A.W. shall be deemed terminated and of no further force and effect. All agreements, representations and warranties contained herein or made in writing on behalf of any Party hereto in connection with the transactions contemplated hereby shall survive the execution and delivery of this Amended Agreement for a period of four years following the Closing. The recitals set forth at the beginning of this Amended Agreement are accepted by the Parties as constituting a necessary part of this Amended Agreement, which statements are acknowledged and agreed to by each Party. Further, it is agreed to by each Party that each element of consideration to be provided by Nyer to the Sellers is a necessary part of the entire consideration being provided hereunder and that absent the timely receipt by the Sellers of any portion of the consideration to be provided by Nyer and the realization thereon, the Sellers will be denied the benefit of this Amended Agreement and that partial or substituted performance will not be an acceptable remedy, whether by offer from Nyer or order of a court, as each portion of the consideration to be provided by Nyer hereunder must be timely and fully delivered and the realization thereon in order for the transactions proposed hereunder to be effective and to provide the Sellers with the benefits of the arrangement. In the event Nyer shall have failed to effectively and timely delivered any portion of the consideration to be provided by Nyer to the Sellers, or the Sellers are limited in their ability to exercise their rights, title and interest under the Rights Agreement, the Convertible Note, or the Class B2 Preferred Stock, then the Sellers at their election and sole and absolute discretion shall have the right to rescind some or all of the terms, transactions or components of this Agreement without limiting any further or alternative remedy they may have at law or equity.
Nyer shall have the obligation to pay any and all attorney fees, costs, disbursements and other expenses of the Sellers at such time as they may be incurred, in the event there is any claim, regardless of the merits thereof, arising from this Amended Agreement and related transactions or occurrence, including, without limitation, the Rights Agreement, the Convertible Note and the Class B2 Preferred Stock. The rights provided the Sellers in this
Section 7.2 shall not apply as to an individual Seller, in the event that the occurrence directly causing Nyer's non-performance is the direct result of the individual Seller's intentional and knowing breach of the law or knowing and intentional fraud occurring after the Closing.

       Section 7.3. Counterparts. This Amended Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures on this Amended Agreement delivered by fax or telecopier shall be considered original signatures for purposes of effectiveness of this Amended Agreement.

       Section 7.4. Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Amended Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties. Nothing in this Amended Agreement, express or implied, is intended to confer upon any Party other than the Parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Amended Agreement, except as expressly provided in this Amended Agreement.

       Section 7.5. Notices. Unless otherwise provided, any notice required or permitted under this Amended Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the Party to be notified or upon delivery by confirmed facsimile transmission, electronic transmission with confirmed receipt or nationally recognized overnight courier service or upon deposit with and delivery by the United States Post Office, by registered or certified mail, postage prepaid and addressed to the Party to be notified at the address indicated for such Party on the signature page hereof, or at such other address as such Party may designate by ten (10) days' advance written notice to the other Parties.

       Section 7.6. Amendments and Waivers. Any term of this Amended Agreement may be amended and the observance of any term of this Amended Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of Sellers, D.A.W. and Nyer (or their successors or assigns). Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Shares purchased under this Amended Agreement at the time outstanding, each future holder of all such securities, and the Sellers.

       Section 7.7. Severability. If one or more provisions of this Amended Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Amended Agreement and the balance of the Amended Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.
       Section 7.8. Governing Law. This Amended Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the internal laws of the Commonwealth of Massachusetts without regard to choice of law considerations.
       Section 7.9. Jurisdiction. The Parties agree that jurisdiction and venue for any action arising out of, related to, or concerning this Amended Agreement as amended or modified shall be exclusively in the Business Litigation Session of the Superior Court for the Commonwealth of Massachusetts.

       Section 7.10. Construction. The language in this Amended Agreement will be deemed the language chosen by the Parties to express their mutual intent and no rule of strict construction will be applied against any party.
In this Amended Agreement, the singular shall include the plural, the plural the singular, and the use of any gender shall include all genders. The subject headings of the sections and subsections of this Amended Agreement are included only for purposes of convenience, and shall not affect the construction or interpretation of any of its provisions.

[Signatures appear on following page.]

     IN WITNESS WHEREOF, the Parties to this Amended Agreement have duly executed it on the date first above written.

D.A.W., Inc.

By:   /s/ Mark Dumouchel
          Mark Dumouchel, President

Address:	President
		D.A.W., Inc.
		13 Water Street
		Holliston, MA  01746

Nyer Medical Group, Inc.

By:   /s/ Karen Wright
          Karen Wright, Chief Executive Officer
Address:  	Chief Executive Officer
       	Nyer Medical Group, Inc.
       	1292 Hammond Street
            Bangor, ME  04401
Sellers:

Name:    /s/Mark Dumouchel
Address:    3 Olde Surrey Lane
            Medway, MA 02053

Name:	   /s/David Dumouchel
Address:    3 Comstock Lane
            Topsfield, MA 01983

Name:    /s/Wayne D. Gunter
Address:    1 Sandlewood Lane
            Methuen, MA  01844

Name:	   /s/Michael F. Curry
Address:    32 Ledgeview Drive
            Norwood, MA  02062

Name:	   /s/Donato Mazzola
Address:    17 Gilbert Street
            W Newton, MA  02465

Name:	   /s/Lucille Curry
Address:    32 Ledgeview Drive
            Norwood, MA  02062

====================================================================

APPENDIX B  FIRST NOTE
----------  ----------

THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY OTHER APPLICABLE SECURITIES LAWS. SUCH NOTE MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE DISPOSED OF AT ANY TIME WITHOUT EFFECTIVE REGISTRATION UNDER SUCH ACT AND LAWS OR EXEMPTION
THEREFROM.
              NEGOTIABLE PROMISSORY NOTE

$400,000.00					    DATE: __________, 2008

      FOR VALUE RECEIVED, Nyer Medical Group, Inc., a Florida corporation, as maker, having its principal offices at 1292 Hammond Street, Bangor, Maine, 04401 (the "Payor"), hereby unconditionally promises to pay to the order of Samuel Nyer, an individual residing at 698 Essex Street, Bangor, Maine, 04401 (the "Payee"), at Bangor, Maine, or at such other place as the Payee may from time to time designate in writing, the principal sum of $400,000.00 in lawful money of the United States of America with interest thereon to be computed from the date of this promissory note (the "Note") at the Interest Rate (defined below) and in accordance with the terms of this Note.

1. INTEREST. Payor will pay interest on the unpaid principal amount outstanding at a rate of 7% simple interest per annum (the "Interest Rate"). Interest shall be calculated on the basis of a 365 day year for actual days elapsed.

2. PAYMENT TERMS. The term of this Note is five years. On the fifteen day of each month, beginning on ______________ 15, 2008, the Payor shall make monthly payments of principal and interest to Payee. All payments of principal and interest are payable as set forth in the attached Exhibit A Repayment Schedule. If any payment of principal or interest becomes due on a day that is not a Business Day (defined below), such payment shall be made not later than the next succeeding Business Day, and such extension shall be included in computing interest in connection with such payment. "Business Day" means any day on which banks in Boston, Massachusetts, are not required or authorized by law to close. In the event Payor fails to timely make any payment when and as due, then it shall be allowed a period of up to ten (10) days from the due date to make full payment prior to incurring additional interest on the unpaid earlier due amount.

3. PREPAYMENT. The Payor reserves the right to prepay this Note, in whole or in part, at any time without penalty. In the event of such prepayment in part, the amount so prepaid will be applied to principal due and interest will be adjusted accordingly as well as the attached repayment schedule.

4. ASSIGNMENT. This Note is assignable by the Payee to Payee's estate, a family member within the second order of consanguinity of Payee, to a trust established for the benefit of any such family member or to a National Bank.

5. GOVERNING LAW. This Note shall be governed, construed, applied and enforced in, accordance with the laws of the Commonwealth of Massachusetts and shall be binding upon the Payor and its successor and assigns. This Note shall inure to the benefit of the Payee and his successors and assigns.
6. CONSENT TO JURISDICTION. All rights and obligations hereunder shall be governed by the laws of the Commonwealth of Massachusetts and this Note is executed as an instrument under seal. The Payor hereby submits to the jurisdiction of the Business Litigation Session of the Superior Court for the Commonwealth of Massachusetts, with respect to any action, suit or proceeding brought against it arising out of or relating to this Note and the transactions contemplated hereby.

7.   MISCELLANEOUS.

      (a) This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of the Payor or the Payee, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

      (b) Whenever used, the singular number shall include the plural, the plural number shall include the singular, and the words "Payee" and "Payor" shall include their respective successors, assigns, heirs, executors and administrators.

      (c) The headings of this Note are for convenience only and are not to affect the construction of or to be taken into account in interpreting the substance of this Note.

      (d) A determination that any provision of this Note is unenforceable or invalid shall not affect the enforceability or validity of any other provision and a determination that the application of any provision of this Note to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances. The remaining provisions of this Note shall remain operative and in full force and effect and shall in no way be affected, prejudiced or disturbed thereby.
      (e)	The Payor hereby waives presentment, demand, notice, protest, and all other demands, and waives any defenses by reason of any extension or postponement of the time of payment hereof or any other indulgence granted thereto.

      (f) Any notice, statement or other communication given pursuant to this Note shall be in writing and shall be given by mailing the same by certified or registered mail, return receipt requested, postage prepaid, with any such notice being deemed given three (3) days from the date mailed. If given to the Payee, notice shall be mailed to the Payee at the address set forth above or at such address as the Payee may hereinafter designate by like notice to the Payor. If given to the undersigned, notice shall be mailed to the undersigned at the address set forth above or at such other address within the United States as the undersigned may hereafter designate by like notice to the Payee.
                                NYER MEDICAL GROUP, INC.

	                          Signature
	                          Name typed or printed
	                          Title
====================================================================

                     EXHIBIT A

                                REPAYMENT SCHEDULE
          Mnthly Principal Pmt:        $6,666.67
          Pmt. #:   Beg Prin.  Int Rate  Int Paid  Aggregate Pmt
         # years  5             7.00%
               1   400,000.00   7.00%    2,333.33     9,000.00
               2   393,333.33   7.00%    2,294.44     8,961.11
               3   386,666.67   7.00%    2,255.56     8,922.22
               4   380,000.00   7.00%    2,216.67     8,883.33
               5   373,333.33   7.00%    2,177.78     8,844.44
               6   366,666.67   7.00%    2,138.89     8,805.56
               7   360,000.00   7.00%    2,100.00     8,766.67
               8   353,333.33   7.00%    2,061.11     8,727.78
               9   346,666.67   7.00%    2,022.22     8,688.89
              10   340,000.00   7.00%    1,983.33     8,650.00
              11   333,333.33   7.00%    1,944.44     8,611.11
              12   326,666.67   7.00%    1,905.56     8,572.22
              13   320,000.00   7.00%    1,866.67     8,533.33
              14   313,333.33   7.00%    1,827.78     8,494.44
              15   306,666.67   7.00%    1,788.89     8,455.56
              16   300,000.00   7.00%    1,750.00     8,416.67
              17   293,333.33   7.00%    1,711.11     8,377.78
              18   286,666.67   7.00%    1,672.22     8,338.89
              19   280,000.00   7.00%    1,633.33     8,300.00
              20   273,333.33   7.00%    1,594.44     8,261.11
              21   266,666.67   7.00%    1,555.56     8,222.22
              22   260,000.00   7.00%    1,516.67     8,183.33
              23   253,333.33   7.00%    1,477.78     8,144.44
              24   246,666.67   7.00%    1,438.89     8,105.56
              25   240,000.00   7.00%    1,400.00     8,066.67
              26   233,333.33   7.00%    1,361.11     8,027.78
              27   226,666.67   7.00%    1,322.22     7,988.89
              28   220,000.00   7.00%    1,283.33     7,950.00
              29   213,333.33   7.00%    1,244.44     7,911.11
              30   206,666.67   7.00%    1,205.56     7,872.22
              31   200,000.00   7.00%    1,166.67     7,833.33
              32   193,333.33   7.00%    1,127.78     7,794.44
              33   186,666.67   7.00%    1,088.89     7,755.56
              34   180,000.00   7.00%    1,050.00     7,716.67
              35   173,333.33   7.00%    1,011.11     7,677.78
              36   166,666.67   7.00%      972.22     7,638.89
              37   160,000.00   7.00%      933.33     7,600.00
              38   153,333.33   7.00%      894.44     7,561.11
              39   146,666.67   7.00%      855.56     7,522.22
              40   140,000.00   7.00%      816.67     7,483.33
              41   133,333.33   7.00%      777.78     7,444.44
              42   126,666.67   7.00%      738.89     7,405.56
              43   120,000.00   7.00%      700.00     7,366.67
              44   113,333.33   7.00%      661.11     7,327.78
              45   106,666.67   7.00%      622.22     7,288.89
              46   100,000.00   7.00%      583.33     7,250.00
              47    93,333.33   7.00%      544.44     7,211.11
              48    86,666.67   7.00%      505.56     7,172.22
              49    80,000.00   7.00%      466.67     7,133.33
              50    73,333.33   7.00%      427.78     7,094.44
              51    66,666.67   7.00%      388.89     7,055.56
              52    60,000.00   7.00%      350.00     7,016.67
              53    53,333.33   7.00%      311.11     6,977.78
              54    46,666.67   7.00%      272.22     6,938.89
              55    40,000.00   7.00%      233.33     6,900.00
              56    33,333.33   7.00%      194.44     6,861.11
              57    26,666.67   7.00%      155.56     6,822.22
              58    20,000.00   7.00%      116.67     6,783.33
              59    13,333.33   7.00%       77.78     6,744.44
              60     6,666.67   7.00%       38.89     6,705.56























====================================================================



APPENDIX C SECOND NOTE
---------- -----------

THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY OTHER APPLICABLE SECURITIES LAWS. SUCH NOTE MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE DISPOSED OF AT ANY TIME WITHOUT EFFECTIVE REGISTRATION UNDER SUCH ACT AND LAWS OR EXEMPTION THEREFROM.

              NEGOTIABLE PROMISSORY NOTE

$350,000.00					    DATE: __________, 2008

      FOR VALUE RECEIVED, Nyer Medical Group, Inc., a Florida corporation, as maker, having its principal offices at 1292 Hammond Street, Bangor, Maine, 04401 (the "Payor"), hereby unconditionally promises to pay to the order of _______________, at ______________, or at such other place as the Payee may from time to time designate in writing, the principal sum of $350,000.00 in lawful money of the United States of America with interest thereon to be computed from the date of this promissory note (the "Note") at the Interest Rate (defined below) and in accordance with the terms of this Note.

1. INTEREST. Payor will pay interest on the unpaid principal amount outstanding at a rate of 7% simple interest per annum (the "Interest Rate"). Interest shall be calculated on the basis of a 365 day year for actual days elapsed.

2. PAYMENT TERMS. The term of this Note is five years. On the fifteenth day of each month, beginning on ______________ 15, 2008, the Payor shall make monthly payments of principal and interest to Payee. All payments of principal and interest are payable as set forth in the attached Exhibit A Repayment Schedule. If any payment of principal or interest becomes due on a day that is not a Business Day (defined below), such payment shall be made not later than the next succeeding Business Day, and such extension shall be included in computing interest in connection with such payment. "Business Day" means any day on which banks in Boston, Massachusetts, are not required or authorized by law to close. In the event Payor fails to timely make any payment when and as due, then it shall be allowed a period of up to ten (10) days from the due date to make full payment prior to incurring additional interest on the unpaid earlier due amount.

3. PREPAYMENT. The Payor reserves the right to prepay this Note, in whole or in part, at any time without penalty. In the event of such prepayment in part, the amount so prepaid will be applied to principal due and interest will be adjusted accordingly as well as the attached repayment schedule.

4. ASSIGNMENT. This Note is assignable by the Payee to a family member within the second order of consanguinity or to Payee's issue, to Payee's estate, to a trust established for the benefit of a family member within the second order of consanguinity or Payee's issue, to Nyle International, Inc., and to a National Bank.

5. GOVERNING LAW. This Note shall be governed, construed, applied and enforced in, accordance with the laws of the Commonwealth of Massachusetts and shall be binding upon the Payor and its successor and assigns. This Note shall inure to the benefit of the Payee and his successors and assigns.

6. CONSENT TO JURISDICTION. All rights and obligations hereunder shall be governed by the laws of the Commonwealth of Massachusetts and this Note is executed as an instrument under seal. The Payor hereby submits to the jurisdiction of the Business Litigation Session of the Superior Court for the Commonwealth of Massachusetts, with respect to any action, suit or proceeding brought against it arising out of or relating to this Note and the transactions contemplated hereby.

7.   MISCELLANEOUS.
      (a) This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of the Payor or the Payee, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

      (b) Whenever used, the singular number shall include the plural, the plural number shall include the singular, and the words "Payee" and "Payor" shall include their respective successors, assigns, heirs, executors and administrators.

      (c) The headings of this Note are for convenience only and are not to affect the construction of or to be taken into account in interpreting the substance of this Note.

      (d) A determination that any provision of this Note is unenforceable or invalid shall not affect the enforceability or validity of any other provision and a determination that the application of any provision of this Note to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances. The remaining provisions of this Note shall remain operative and in full force and effect and shall in no way be affected, prejudiced or disturbed thereby.

      (e)	The Payor hereby waives presentment, demand, notice, protest, and all other demands, and waives any defenses by reason of any extension or postponement of the time of payment hereof or any other indulgence granted thereto.

        (f) Any notice, statement or other communication given pursuant to this Note shall be in writing and shall be given by mailing the same by certified or registered mail, return receipt requested, postage prepaid, with any such notice being deemed given three (3) days from the date mailed. If given to the Payee, notice shall be mailed to the Payee at the address set forth above or at such address as the Payee may hereinafter designate by like notice to the Payor. If given to the undersigned, notice shall be mailed to the undersigned at the address set forth above or at such other address within the United States as the undersigned may hereafter designate by like notice to the Payee.
                                NYER MEDICAL GROUP, INC.

                              Signature

	                        Name typed or printed
                              Title





















EXHIBIT A

                   REPAYMENT SCHEDULE
         Sample Note
         Mnthly Principal Pmt:  $5,833.33
                                 Int               Aggregate
          Pmt. #:   Beg Prin    Rate    Int Paid    Pmt
             # years - 5        7.00%
             1     350,000.00   7.00%    2,041.67   7,875.00
             2     344,166.67   7.00%    2,007.64   7,840.97
             3     338,333.33   7.00%    1,973.61   7,806.94
             4     332,500.00   7.00%    1,939.58   7,772.92
             5     326,666.67   7.00%    1,905.56   7,738.89
             6     320,833.33   7.00%    1,871.53   7,704.86
             7     315,000.00   7.00%    1,837.50   7,670.83
             8     309,166.67   7.00%    1,803.47   7,636.81
             9     303,333.33   7.00%    1,769.44   7,602.78
            10     297,500.00   7.00%    1,735.42   7,568.75
            11     291,666.67   7.00%    1,701.39   7,534.72
            12     285,833.33   7.00%    1,667.36   7,500.69
            13     280,000.00   7.00%    1,633.33   7,466.67
            14     274,166.67   7.00%    1,599.31   7,432.64
            15     268,333.33   7.00%    1,565.28   7,398.61
            16     262,500.00   7.00%    1,531.25   7,364.58
            17     256,666.67   7.00%    1,497.22   7,330.56
            18     250,833.33   7.00%    1,463.19   7,296.53
            19     245,000.00   7.00%    1,429.17   7,262.50
            20     239,166.67   7.00%    1,395.14   7,228.47
            21     233,333.33   7.00%    1,361.11   7,194.44
            22     227,500.00   7.00%    1,327.08   7,160.42
            23     221,666.67   7.00%    1,293.06   7,126.39
            24     215,833.33   7.00%    1,259.03   7,092.36
            25     210,000.00   7.00%    1,225.00   7,058.33
            26     204,166.67   7.00%    1,190.97   7,024.31
            27     198,333.33   7.00%    1,156.94   6,990.28
            28     192,500.00   7.00%    1,122.92   6,956.25
            29     186,666.67   7.00%    1,088.89   6,922.22
            30     180,833.33   7.00%    1,054.86   6,888.19
            31     175,000.00   7.00%    1,020.83   6,854.17
            32     169,166.67   7.00%      986.81   6,820.14
            33     163,333.33   7.00%      952.78   6,786.11
            34     157,500.00   7.00%      918.75   6,752.08
            35     151,666.67   7.00%      884.72   6,718.06
            36     145,833.33   7.00%      850.69   6,684.03
            37     140,000.00   7.00%      816.67   6,650.00
            38     134,166.67   7.00%      782.64   6,615.97
            39     128,333.33   7.00%      748.61   6,581.94
            40     122,500.00   7.00%      714.58   6,547.92
            41     116,666.67   7.00%      680.56   6,513.89
            42     110,833.33   7.00%      646.53   6,479.86
            43     105,000.00   7.00%      612.50   6,445.83
            44      99,166.67   7.00%      578.47   6,411.81
            45      93,333.33   7.00%      544.44   6,377.78
            46      87,500.00   7.00%      510.42   6,343.75
            47      81,666.67   7.00%      476.39   6,309.72
            48      75,833.33   7.00%      442.36   6,275.69
            49      70,000.00   7.00%      408.33   6,241.67
            50      64,166.67   7.00%      374.31   6,207.64
            51      58,333.33   7.00%      340.28   6,173.61
            52      52,500.00   7.00%      306.25   6,139.58
            53      46,666.67   7.00%      272.22   6,105.56
            54      40,833.33   7.00%      238.19   6,071.53
            55      35,000.00   7.00%      204.17   6,037.50
            56      29,166.67   7.00%      170.14   6,003.47
            57      23,333.33   7.00%      136.11   5,969.44
            58      17,500.00   7.00%      102.08   5,935.42
            59      11,666.67   7.00%       68.06   5,901.39
            60       5,833.33   7.00%       34.03   5,867.36

========================================================================

APPENDIX D  MINORITY NOTE
----------  -------------

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES .REPRESENTED BY THIS
NOTE NOR THE SECURITIES INTO WHICH THIS NOTE IS CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE
STATE SECURITIES LAWS. NEITHER THIS NOTE NOR SUCH SECURITIES MAY BE OFFERED
FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B)
AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED. NOTWITHSTANDING THE FOREGOING, THIS NOTE AND SUCH SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THIS NOTE OR SUCH SECURITIES. ANY TRANSFEREE OF THIS NOTE SHOULD CAREFULLY REVIEW THE TERMS OF THIS NOTE.
THE PRINCIPAL AMOUNT REPRESENTED BY THIS NOTE AND, ACCORDINGLY, THE SECURITIES ISSUABLE UPON CONVERSION HEREOF MAY BE LESS THAN THE AMOUNTS SET FORTH ON
THE FACE HEREOF PURSUANT TO SECTION 3(c)(iii) OF THIS NOTE.

CONVERTIBLE NOTE

Issuance Date:  February 4, 2008	Original Principal Amount: U.S. $________
FOR VALUE RECEIVED, Nyer Medical Group, Inc., a Florida corporation (the
"Company"), hereby promises to pay to the order of _______________ or registered assigns ("Holder") the amount set out above as the Original
Principal Amount (as reduced pursuant to the terms hereof pursuant to redemption, conversion or otherwise, the "Principal") when due, whether upon the Maturity Date (as defined below), or acceleration, redemption or otherwise
(in each case in accordance with the terms hereof) and to pay interest
("Interest") on any outstanding Principal at a rate per annum equal to the
Interest Rate (as defined below), from the date set out above as the
Issuance Date (the "Issuance Date") until the same becomes due and payable and is fully paid, whether upon an Interest Date (as defined below), or the
Maturity Date (as defined below), acceleration, conversion, redemption or otherwise (in each case in accordance with the terms hereof). This Convertible
Note (including all Convertible Notes issued in exchange, transfer or replacement hereof, this "Note") is being issued pursuant to the First Amended and Restated Agreement dated as of December 20, 2007 by and between parties, including the initial Holders of the Registered Notes (as defined below) and the Company (the "First Amended Agreement").  Certain capitalized terms are defined in Section 28.
1.	PAYMENTS OF PRINCIPAL; MATURITY.  The Company shall pay to the Holder an amount equal to the Principal and any Interest owed and as yet unpaid on
February 4, 2011 the "Maturity Date", or earlier, as otherwise provided below.
2.	INTEREST; INTEREST RATE.
      (a)	Interest on this Note shall commence accruing, at a rate per annum equal to the Interest Rate, on the Issuance Date and shall be computed on the basis of a 365-day year and actual days elapsed and shall be payable in arrears on the 15th day of each Calendar Month during the period beginning on the
Issuance Date and ending on, and including, the Maturity Date (each, an
"Interest Date") with the first Interest Date being March 15, 2008. Interest shall be payable on each Interest Date, to the record holder of this Note on the applicable Interest Date, only in cash ("Cash Interest") for the period following the Issuance Date through its first anniversary.  Thereafter,
Interest will be payable, at the option of the Holder, in cash or Common
Stock (as defined below), in accordance with the Conversion Rate (as defined below), providing that the Holder designates any payment of Interest to be paid in the form of Common Stock through delivery of a Conversion Notice (as defined below), to be received by the Company no later than five (5) Trading Days before the applicable Interest Date.
      (b)	From and after the occurrence of an Event of Default (as defined below), the Interest Rate shall be increased to fifteen percent (15%) per annum
(or such lower maximum rate of interest permitted to be charged under applicable law). In the event that such Event of Default is subsequently timely cured, the adjustment referred to in the preceding sentence shall cease to be effective and the Interest Rate shall again be eight percent (8%) per annum as of the date of such cure; provided that the Interest as calculated at such increased rate during the continuance of such Event of Default shall continue to apply to the extent relating to the days after the occurrence of such Event of Default through and including the date of cure of such Event of Default.
3.	CONVERSION OF NOTES.  All or any of this Note shall be convertible into shares of common stock of the Company, par value $0.0001 per share (the "Common
Stock"), on the terms and conditions set forth in this Section 3.
      (a)	Conversion Right.  At any time or times on or after the first anniversary of the Issuance Date, the Holder shall be entitled to convert any portion of the outstanding and unpaid Conversion Amount (as defined below) into fully paid and nonassessable shares of Common Stock in accordance with Section
3(c), at the Conversion Rate (as defined below). The Company shall not issue any fraction of a share of Common Stock upon any conversion.  If the conversion would result in the issuance of a fraction of a share of Common Stock, the
Company shall round such fraction of a share of Common Stock up to the nearest whole share. The Company shall pay any and all taxes that may be payable with respect to the issuance and delivery of Common Stock upon conversion of any
Conversion Amount.
      (b)	Conversion Rate. The number of shares of Common Stock issuable upon conversion of any Conversion Amount pursuant to Section 3(a) shall be determined by dividing (x) such Conversion Amount by (y) the Conversion Price
(the "Conversion Rate").
      (i)	"Conversion Amount" means the Interest or all or any of the
Principal to be converted, redeemed or otherwise with respect to which this determination is being made.
      (ii)	"Conversion Price" means, as of any Conversion Date (as defined below) or other date of determination, $1.84 (appropriately adjusted for any stock split, stock dividend, stock combination, spin-off, split-up, reclassification, recapitalization, combination of shares or other similar transaction that proportionately decreases or increases the. Common Stock that occurs after the Issuance Date).
      (c)	Mechanics of Conversion.
      (i)	Optional Conversion. To convert any Conversion Amount into shares of
Common Stock on any date on or after the first anniversary of the Issuance Date
(a "Conversion Date"), the Holder shall transmit by facsimile (or otherwise deliver), for receipt on or prior to 11:59 p.m., New York time, on such date, a copy of an executed notice of conversion in the form attached hereto as Exhibit
I (the "Conversion Notice") to the Company; on or before the next Trading Day following the date of receipt of a Conversion Notice, the Company shall transmit by facsimile a confirmation of receipt of such Conversion Notice to the Holder and the transfer agent for the Common Stock (the "Transfer Agent").
On or before the third (3rd) Trading Day following the date of receipt of a
Conversion Notice (the "Share Delivery Date"), the Company shall (X) provided that the Transfer Agent is participating in the Fast Automated Securities
Transfer Program of DTC, credit such aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder's or its designee's balance account with DTC through its Deposit Withdrawal Agent Commission system, as specified in the Conversion Notice or (Y) if the Transfer Agent is not
participating in the DTC Fast Automated Securities Transfer Program, issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled. If the outstanding
Principal that has come due under this Note is greater than the Principal portion of the Conversion Amount being converted, then the Company shall as soon as practicable and in no event later than three (3) Trading  Days after receipt of this Note and at its own expense, deliver a new note in face amount equal to the outstanding Principal not converted. The Holder (or such
Holder's designee) entitled to receive the shares of Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.
      (ii)	Company's Failure to Timely Convert. If, within four (4) Trading
Days after the Company's receipt of the facsimile copy or other delivery of a
Conversion Notice, the Company shall fail to issue and deliver a certificate to the Holder or its designee or credit the Holder's or its designee's balance account with DTC for the number of shares of Common Stock to which the Holder is entitled upon such holder's conversion of any Conversion Amount (a
"Conversion Failure"), and if on or after such Trading Day the Holder purchases
(in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by the Holder of Common Stock issuable upon such conversion that the Holder anticipated receiving from the Company (a "Buy In"), then the Company shall, within three (3) Trading Days after receipt by the
Company of the Holder's written request and trade confirmations, in the
Holder's discretion, either (i) pay cash to the Holder in an amount equal to the Holder's total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased
(the "Buy-In Price"), at which point the Company's obligation to deliver such certificate (and to issue such Common Stock) shall terminate, or (ii)
promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of
(A) such number of shares of Common Stock issuable pursuant to the Conversion
Notice, times (B) the Closing Sale Price of the Common Stock on the Conversion
Date (either (i) or (ii), a "Conversion Failure Cure").
      (iii)	Registration; Book-Entry. The Company shall maintain a register
(the "Register") for the recordation of the names and addresses of the Holders of each Note issued to a Holder of even date herewith and the principal amount of the Note held by each such Holder, together with all other convertible notes issued by the Company on the Issuance Date with the same terms (collectively, the "Registered Notes"). The entries on the Register shall be conclusive and binding for all purposes absent manifest error. The Company and the Holders of the Registered Notes shall treat each Holder whose name is recorded in the Register as the owner of a Note for all purposes, including, without limitation, the right to receive payments of Principal and Interest hereunder, notwithstanding notice to the contrary. This Note may be assigned or sold in whole or in part only by registration of such assignment or sale on the Register. Upon its receipt of a request to assign or sell all or part of this Note by a Holder, the Company shall record the information contained therein in the Register and issue one or more new Registered Notes in the same aggregate principal amount as the principal amount of the surrendered
Registered Note to the designated assignee or transferee pursuant to Section
16. Notwithstanding anything to the contrary set forth herein, upon conversion of any portion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Company unless
(A) the full Conversion Amount represented by this Note is being converted or
(B) the Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting physical surrender and reissue of this Note. The Holder and the Company shall maintain records showing the Principal, Interest and Late Charges (as defined in Section 22(b))
converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Note upon conversion.
      (iv)	Disputes.  In the event of a dispute as to the number of shares of
Common Stock issuable to the Holder in connection with a conversion of this
Note, the Company shall issue to the Holder the number of shares of Common
Stock not in dispute and resolve such dispute in accordance with Section 21.
4.	RIGHTS UPON EVENT OF DEFAULT.
      (a)	Event of Default. Each of the following events (if they occur and are continuing beyond an applicable cure periods) shall constitute an "Event of
Default":
      (i)	the suspension from trading or failure of the Common Stock to be listed on the Principal Market or on an Eligible Market for a period of five
(5) consecutive Trading Days or for more than an aggregate of ten (10) Trading
Days in any 365-day period;
      (ii)	the Company's failure to cure a Conversion Failure by effecting a
Conversion Failure Cure within three (3) Trading Days after the Conversion
Failure;
      (iii)	at any time following the tenth (10th) consecutive Trading Day that the authorized number of shares is less than the number of shares of Common
Stock that all of the holders of Registered Notes would be entitled to receive upon a conversion of one hundred and fifty percent (150%) of the full Principal and Interest of this Note;
      (iv)	the Company's failure to pay to the Holder any amount of Principal
(including, without limitation, any redemption payment), Interest, Late Charges or other amounts within five (5) Trading Days after the same is due under this
Note or to timely perform any of its obligations under the Registration Rights
Agreement, any and all employment agreements to which the Holder is a party or any other agreement entered in connection with the transactions contemplated or obligations assumed in regard to the First Amended Agreement to which the
Holder is a party (collectively, the "Transaction Documents");
      (v)	any default under, redemption of prior to maturity or acceleration prior to maturity of any Indebtedness in excess of $100,000, in the aggregate, of the Company or any of its subsidiaries, except a voluntary pre-payment of
(A) the promissory notes issued to the initial holders of the Registered Notes and assigned to Nyle International Corp., (B) the promissory note(s) issued to certain members of the Nyer family as payment for the redemption of their preferred stock of the Company or (C) the promissory note issued to D.A.W.,
Inc. ("D.A.W."), of even date with this Note;
   (vi)	the Company or any of its subsidiaries, pursuant to or within the meaning of Title 11, U.S. Code, or any similar Federal, foreign or state law for the relief of debtors (collectively, "Bankruptcy Law"), (A) commences a voluntary case, (B) consents to the entry of an order for relief against it in an involuntary case, (C) consents to the appointment of a receiver, trustee, assignee, liquidator or similar official (a "Custodian"), (D) makes a general assignment for the benefit of its creditors or (E) admits in writing that it is generally unable to pay its debts as they become due;
      (vii)	a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (A) is for relief against the Company or any of its subsidiaries in an involuntary case; provided that such order or decree must be a final order or decree if the Company contests the initial order or decree within thirty (30) days of its issuance, (B) appoints a Custodian of the
Company or any of its subsidiaries, or (C) orders the liquidation of the
Company or any of its subsidiaries; (viii) a final judgment or judgments for the payment of money aggregating in excess of $100,000 are rendered against the Company or any of its subsidiaries and which judgments are not, within sixty (60) days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within sixty (60) days after the expiration of such stay; provided, however, that any judgment which is covered by insurance or an indemnity from a credit worthy party shall not be included in calculating the $100,000 amount set forth above so long as the Company provides the Holder with a written statement from such insurer or indemnity provider (which written statement shall be reasonably satisfactory to the Holder) to the effect that such judgment is covered by insurance or an indemnity and the Company will receive the proceeds of such insurance or indemnity within thirty (30) days of the issuance of such judgment;
    (ix) the Company breaches any material representation, warranty, covenant or other term or condition of this Note or any Transaction Document, except, in the case of a breach of a covenant which is curable, only if such breach continues for a period of at least ten (10) consecutive Trading  Days;
      (x)	any breach or failure in any respect to comply with Section 14 of this Note;
      (xi)	at any time after February 4, 2008, the Common Stock is unable to be transferred with DTC through the Deposit Withdrawal at Custodian system except when caused by circumstances beyond the reasonable control of the Company; or
      (xii)	the Company fails to pay all Principal and Interest hereunder, as of the effective date of a Fundamental Transaction.
      (b)	Redemption Right. Upon the occurrence of an Event of Default with respect to this Note, the Company shall within two (2) Trading  Days after the day on which the Company is aware of the Event of Default deliver written notice thereof via facsimile and overnight courier (an "Event of Default
Notice") to the Holder. At any time after the earlier of the Holder's receipt of an Event of Default Notice and the Holder becoming aware of an Event of Default, the Holder may, require the Company to redeem all or any portion of this Note by delivering written notice thereof (the "Event of Default
Redemption Notice") to the Company, which Event of Default Redemption Notice shall indicate all or any of this Note the Holder is electing to redeem, and designate whether payment is to be made in the form of cash or Common
Stock.  Each portion of this Note subject to redemption by the Company pursuant to this Section 4(b) shall be redeemed by the Company at a price equal to the greater of (i) the product of (x) the Conversion Amount to be redeemed and (y)
the Redemption Premium and (ii) the product of the Conversion Rate with respect to such Conversion Amount in effect at such time as the Holder delivers an
Event of Default Redemption Notice and (y) the Closing Sale Price of the
Common Stock on the date immediately preceding such Event of Default (the
"Event of Default Redemption Price"). Redemptions required by this Section 4(b)
shall be made in accordance with the provisions of Section 11. To the extent redemptions required by this Section 4(b) are deemed or determined by a court of competent jurisdiction to be prepayments of the Note by the Company, such redemptions shall be deemed to be voluntary prepayments. The parties hereto agree that in the event of the Company's redemption of any portion of the Note under this Section 4(b), the Holder's damages would be uncertain and difficult to estimate because of the parties' inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for the Holder. Accordingly, any Redemption Premium due
under this Section 4(b) is intended by the parties to be, and shall be deemed, a reasonable estimate of the Holder's actual loss of its investment opportunity and not as a penalty.
      (c)	Waiver of Remedies.  Notwithstanding anything to the contrary above, the Required Holders may waive the enforcement of any of the actions or remedies available upon an Event of Default, on behalf of all of the holders of
Registered Notes.  Any such waiver must be in writing and must be delivered to
all of the holders of Registered Notes.5.	ADJUSTMENTS.
      (a)	Adjustment of Conversion Price upon Issuance of Common Stock. If at any time after December 7, 2007, the Company issues or sells, or in accordance with this Section 5(a) is deemed to have issued or sold, any shares of Common
Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding shares of Common Stock deemed to have been issued or sold by the Company in connection with any
Excluded Securities) by means of Options, Convertible Securities, or otherwise for a consideration per share (the "New Issuance Price") less than a price (the
"Applicable Price") equal to the Conversion Price in effect immediately prior to such issue or sale (the foregoing a "Dilutive Issuance"), then immediately after such Dilutive Issuance, the Conversion Price then in effect shall be reduced to the New Issuance Price. For purposes of determining the adjusted
Conversion Price under this Section 5(a), the following shall be applicable:
      (i)	Issuance of Options.  If the Company in any manner grants or sells any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion or exchange or exercise of any Convertible Securities issuable upon exercise of such Option
(and, subject to Section 5(a)(iii), without taking into account any contingent downward adjustments in such option price per share) is less than the Applicable
Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 5(a)(i), the
"lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion or exchange or exercise of any Convertible Securities issuable upon exercise of such Option" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon granting or sale of the Option, upon exercise of the Option and upon conversion or exchange or exercise of any Convertible Security issuable upon exercise of such Option (and, subject to Section 5(a)(iii), without taking into account any contingent downward adjustments in such option price per share). No further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange or exercise of such Convertible Securities.
      (ii)	Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon, such conversion or exchange or exercise thereof (and, subject to Section 5(a)(iii), without taking into account any contingent downward adjustments in such conversion or exchange price per share) is less than the Applicable Price, then such share of Common
Stock shall be deemed to be outstanding and to have been issued and sold by the
Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section 5(a)(ii), the "lowest price per share for which one share of Common Stock is issuable upon such conversion or exchange or exercise" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the issuance or sale of the
Convertible Security and upon the conversion, or exchange or exercise of such
Convertible Security (and, subject to Section 5(a)(iii), without taking into account any contingent downward adjustments in such option price per share). No further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock upon conversion or exchange or exercise of such Convertible Securities, and if any such issue or sale of such
Convertible Securities is made upon exercise of any Options for which adjustment of the Conversion Price had been or are to be made pursuant to other provisions of this Section 5(a), no further adjustment of the Conversion Price shall be made by reason of such issue or sale.
      (iii)	Change in Option Price or Rate of Conversion. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exchange or exercise of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable or exercisable for Common Stock changes at any time, the
Conversion Price in effect at the time of such change shall be adjusted to the Conversion Price which would have been in effect at such time had such
Options or Convertible Securities provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section
5(a)(iii), if the terms of any Option or Convertible Security that was outstanding as of December 7, 2007 are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change.
No adjustment shall be made if such adjustment would result in an increase of the Conversion Price then in effect.
      (iv)	Adjustment of Conversion Price upon Subdivision or Combination of
Common Stock.  If the Company at any time on or after December 7, 2007 subdivides (by any stock split, stock dividend, recapitalization or otherwise)
one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced so that, upon conversion the Holder shall be entitled to receive the amount of Common Stock the Holder would have received if the Holder had held the number of shares of Common Stock acquirable upon conversion of the Conversion Amount set forth in the Conversion Notice
(without taking into account any limitations or restrictions on the convertibility of this Note) immediately before the Record Date for such subdivision. If the Company at any time on or after December 7, 2007 combines
(by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the
Conversion Price in effect immediately prior to such combination will be proportionately increased so that, upon conversion the Holder shall be entitled to receive the amount of Common Stock the Holder would have received if the
Holder had held the number of shares of Common Stock acquirable upon conversion of the Conversion Amount set forth in the Conversion Notice (without taking into account any limitations or restrictions on the convertibility of this Note) immediately before the Record Date for such combination.
      (b)	Calculation of Consideration Received. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Company. If any Common Stock, Options or
Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company therefor. If any Common Stock, Options or
Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company will be the fair value of such consideration as determined in good faith by the Board of Directors of the Company, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the Closing Sale Price of such securities on the date of receipt. If any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or
Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the
Required Holders. If such parties are unable to reach agreement within ten
(10)days after the occurrence of an event requiring valuation (the "Valuation
Event"), the fair value of such consideration will be determined within five
(5) Trading  Days after the tenth day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the
Required Holders. The determination of such appraiser shall be deemed binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.
      (c)	Record Date. If the Company takes a record of the holders of Common
Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or
(B) to subscribe for or purchase Common Stock, Options or Convertible
Securities, then such record date will be deemed to be the date of the issue or sale of the Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.
      (d)	Other Events. If any event occurs of the type contemplated by the provisions of this Section 5 but not expressly provided for by such provisions
(including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's
Board of Directors will make an appropriate adjustment in the Conversion Price so as to protect the rights of the Holder under this Note; provided that no such adjustment will increase the Conversion Price as otherwise determined pursuant to this Section 5.
6.	RIGHTS UPON ISSUANCE OF OTHER SECURITIES
      (a)	Adjustments For Dividends, Distributions And Reclassifications. In
case at any time or from time to time, the holders of Common Stock shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor:
      (i)	other or additional stock, other securities, or property (including cash) by way of dividend; or
      (ii)	other or additional (or less) stock or other securities or property
(including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate restructuring;
other than additional shares of Common Stock issued as a stock dividend or in a stock-split (adjustments in respect of which are provided for in Sections
6(b) or 6(c) hereof) ("Dividend"), then and in each such case each Holder, shall be entitled to receive upon conversion the amount of stock and other securities and property which such Holder would have received if the Holder had held the number of shares of Common Stock acquirable upon conversion of the Conversion Amount set forth in the Conversion Notice (without taking into account any limitations or restrictions on the convertibility of this Note)
immediately before the date on which a record is taken for the grant, issuance or sale of such Dividend or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Dividend had been exercised prior to the issuance of such
Dividend, giving effect to all further adjustments called for during such period by Sections 6(b) and 6(c) hereof.
      (b)	Adjustments For Issuance Of Common Stock And Amount Of Outstanding
Common Stock.  If at any time there shall occur any stock split, stock dividend, reverse stock split or other subdivision of the Common Stock ("Stock
Event"), then the number of shares of Common Stock to be received by the Holder upon conversion of this Note shall be appropriately adjusted such that the proportion of the number of shares issuable hereunder to the total number of shares of the Company (on a fully diluted basis) prior to such Stock Event is equal to the proportion of the number of shares issuable hereunder to the total number of shares of the Company (on a fully-diluted basis) after such
Stock Event as if the Holder had held the number of shares of Common Stock acquirable upon conversion of the Conversion Amount set forth in the Conversion
Notice (without taking into account any limitations or restrictions on the convertibility of this Note) immediately before the date on which a record is
taken for such Stock Event or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined with regard to such
Stock Event as if the conversion had been exercised prior to the occurrence of the Stock Event, giving effect to all further adjustments called for during such period by Sections 6(a), and 6(c), hereof.
      (c)	Reorganization, Reclassification or Recapitalization.  In case at anytime or from time to time, the Company shall (i) effect a capital reorganization, reclassification or recapitalization, (ii) consolidate with or merge into any other person, or (iii) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then in each such case, the
Holders, upon conversion of this Note at any time after the consummation of such reorganization, recapitalization, consolidation, merger, or the effective date of such dissolution, as the case may be, shall receive, in lieu of the
Common Stock or Other Securities (as defined below) issuable on such exercise prior to such consummation or effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such reorganization, recapitalization, consolidation, merger or dissolution, as the case may be, as if the Holder had fully held the number of shares of Common Stock acquirable upon conversion of the Conversion Amount set forth in the Conversion Notice
(without taking into account any limitations or restrictions on the convertibility of this Note) immediately before the date on which a record is taken for the reorganization, recapitalization, consolidation, merger or dissolution, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such event, all subject to further adjustment thereafter as provided in
Sections 6(a) and 6(b) hereof.
      (i)	Transfer to Holders Upon Dissolution. In the event of any
dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall, at its expense, deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the Holder after the effective date of such dissolution pursuant to this Section 6(c) to the Holder.
      (ii)	Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 6(c), the Note shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the conversion of the Note after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such Person shall have expressly assumed the terms of the Note.
      (d)	Other Securities.
      (i)	"Other Securities" refers to any stock (other than Common Stock)
Options, Convertible Securities or rights to purchase stock, warrants, securities or other property and other securities of the Company or any other entity (corporate or otherwise) (i) which the Holders at any time shall be entitled to receive, or shall have received, on the conversion of the Note, in lieu of or in addition to Common Stock, or (ii) which at any time shall be issuable or shall have been issued in exchange for or in replacement of
Common Stock or Other Securities, in each case pursuant to Section 6(a), or
6(c) hereof.
      (ii)	In case any Other Securities shall have been issued, or shall then be subject to issue upon the conversion or exchange of any stock (or Other
Securities) of the Company (or any other issuer of Other Securities or any other entity referred to in Section 6(c) hereof) or to subscription, purchase or other acquisition pursuant to any rights or options granted by the Company
(or such other issuer or entity), the Holder shall be entitled to receive upon conversion of the Note such amount of Other Securities (in lieu of or in addition to Common Stock) as is determined in accordance with the terms hereof, treating all references to Common Stock herein as references to Other
Securities to the extent applicable, and the computations, adjustments and readjustments provided for in Section 6 with respect to the number of shares of
Common Stock issuable upon conversion of this Note shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other
Securities from time to time receivable on the conversion of this Note, so as to provide the Holder with the benefits intended by Section 6 and the other provisions of this Note as if the Holder had held the number of shares of
Common Stock acquirable upon conversion of the Conversion Amount set forth in a Conversion Notice (without taking into account any limitations or restrictions on the convertibility of this Note) immediately before the date on which a record is taken for the grant, issuance or sale of Other Securities or, if no such record is taken, the date as of which the record holders of
Common Stock are to be determined for the grant, issue or sale of Other
Securities had the conversion been exercised prior to the issuance of such
Other Securities, giving effect to all further adjustments called for during such period by Sections 6(a), 6(b) and 6(c) above.
7.	RIGHTS UPON FUNDAMENTAL TRANSACTION
      (a)	Assumption. The Company shall not enter into or be party to a
Fundamental Transaction unless (i) the Successor Entity assumes in writing all of the obligations of the Company under this Note and the other Transaction
Documents in accordance with the provisions of this Section 7(a) pursuant to written agreements in form and substance reasonably satisfactory to the
Required Holders and approved by the Required Holders prior to such
Fundamental Transaction, including agreements to deliver to each holder of
Registered Notes in exchange for such Registered Notes a security of the
Successor Entity evidenced by a written instrument substantially similar in form and substance to the Registered Notes, including, without limitation, having a principal amount and interest rate equal to the principal amounts and the interest rates of the Registered Notes held by such Holder, having similar conversion rights as the Registered Notes and having similar ranking to the Registered Notes, and reasonably satisfactory to the Required Holders and (ii) the Successor Entity (including its Parent Entity) is a publicly traded corporation whose common stock is quoted on or listed for trading on an Eligible Market. Upon the occurrence of any Fundamental Transaction, the
Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Note referring to the "Company" shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Note with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of the Fundamental Transaction, the Successor Entity shall deliver to the
Holder confirmation that there shall be issued upon conversion or redemption of this Note at any time after the consummation of the Fundamental Transaction, in lieu of the shares of Common Stock (or other securities, cash, assets or other property) issuable upon the conversion of the Notes prior to such
Fundamental Transaction, such shares of publicly traded common stock (or their equivalent) of the Successor Entity, as adjusted in accordance with the provisions of this Note. The provisions of this Section shall apply similarly and equally to successive Fundamental Transactions and shall be applied without regard to any limitations on the conversion of this Note.
Notwithstanding anything else provided in this Note, the Required Holders shall have the right to cause the Company to redeem the Registered Notes upon the occurrence of a Fundamental Transaction through payment of in immediately available funds of all Principal, Interest and other amounts provided hereunder as of the effective date of the Fundamental Transaction.
8.	COMPANY RIGHT OF REDEMPTION.
      (a)	General. After February 4, 2009, the Company, at its option shall have the right to redeem, with five (5) Trading Days' advance written notice
(the "Company Redemption Notice"), a portion or all of the outstanding principal of this Note. The Holder may convert after the Company Redemption
Notice is received and until the Company Redemption Price is received by the
Holder.  Except as otherwise provided herein, up to and including February 4,
2011, the redemption price shall be One Hundred percent (100%) of the face amount redeemed plus accrued and unpaid interest (the "Company Redemption
Price").
      (b)	Mechanics of Company Redemption. If the Company elects to redeem this Note in accordance with Section 8(a), then the Company Redemption Price, if any, which is to be paid to the Holder, shall be paid, by wire transfer of immediately available funds, an amount in cash equal to 100% of the Company
Redemption Price.
      (c)	Notwithstanding the provisions of Sections 8(a) or 8(b), at any time following the sale by the Company of all of the stock or substantially all of the assets of ADCO Surgical Supply, Inc., ADCO South Medical Supplies, Inc.
and/or the building known as 1292 Hammond Street, Bangor, Maine, the Company shall, if requested in writing by the Required Holders, use the funds received by the Company from such sale net of closing costs, including the payoff of the existing Indebtedness which is secured by such property and reasonable professional fees, to redeem the Registered Notes plus accrued interest (the
"Financing Redemption").  The Company shall provide the Holders at least ten
(10) Trading Days prior notice (the "Financing Redemption Notice") which
Financing Redemption Notice shall indicate the date on which the Company is prepared to redeem the Note, which date shall not be more than fifteen (15)
nor less than ten (10) Trading Days after the date of the Financing Redemption
Notice.  The Holders shall provide the Company a written notice to be received by the Company on or before the seventh (7th) Trading Day following their receipt of the Financing Redemption Notice, indicating their election to receive or forego any or all of the Financing Redemption (the "Redemption
Participation Notice"). The Redemption Participation Notice shall set forth the amount of the Note the Holder wishes to be redeemed as part of the
Financing Redemption (the "Financing Redemption Price").  Any redemption by the
Company pursuant to this Section 8(c) shall be redeemed by the Company at a price equal to the Company Redemption Price. Redemptions required by this
Section 8(c) shall be made subject to and in accordance with the provisions of
Section 11.
9.	NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its Articles of Incorporation, Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all of the provisions of this Note and take all reasonable action as maybe required to protect the rights of the Holder of this Note.
10.	RESERVATION OF AUTHORIZED SHARES.
      (a)	Reservation. The Company initially shall reserve out of its
authorized and unissued Common Stock a number of shares of Common Stock for
Registered Notes equal to 150% of the Conversion Rate with respect to the all of the Registered Notes outstanding as of the Issuance Date. So long as any of the Registered Notes are outstanding, the Company shall take all action necessary to reserve and keep available out of its authorized and unissued
Common Stock, solely for the purpose of effecting the conversion of the
Registered Notes, 150% of the number of shares of Common Stock as shall from time to time be necessary to effect the conversion of all of the Registered
Notes then outstanding; provided that at no time shall the number of shares of
Common Stock so reserved be less than the number of shares required to be reserved in the previous sentence (without regard to any limitations on conversions) (the "Required Reserve Amount").
      (b)	Insufficient Authorized Shares. If at any time while any of the
Notes remain outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon conversion of the Registered Notes at least a number of shares of Common Stock equal to the Required Reserve Amount (an "Authorized
Share Failure"), then the Company shall immediately take all action necessary to increase the Company's authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for the
Registered Notes then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than ninety (90) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its shareholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each shareholder with a proxy or information statement and shall use its reasonable best efforts to solicit its shareholders' approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the shareholders that they approve such proposal.
11.	HOLDER'S REDEMPTIONS. The Company shall deliver the (i) applicable Event of Default Redemption Price to the Holder within five (5) Trading Days after the Company's receipt of the Holder's Event of Default Redemption Notice and
(ii) the applicable Financing Redemption Price on the date set forth in the
Redemption Notice.  In the event that the Company does not pay the applicable
Event of Default Redemption Price or Financing Redemption Price to the Holder
within the time period required, at any time thereafter and until the Company pays such unpaid Redemption Price in full, the Holder shall have the option, in lieu of redemption, to require the Company to promptly return to the Holder all or any portion of this Note representing the Conversion Amount that was submitted for redemption and for which the applicable Event of Default
Redemption Price or Financing Redemption Price, as the case may be, (together with any Late Charges thereon) has not been paid. Upon the Company's receipt of such notice, (x) the applicable Event of Default Redemption Notice or
Redemption Participation Notice shall be null and void with respect to such
Conversion Amount, (y) the Company shall immediately return this Note, or issue a new Note (in accordance with Section 16(d)) to the Holder representing the sum of such Conversion Amount to be redeemed together with accrued and unpaid Interest with respect to such Conversion Amount and accrued and unpaid
Late Charges with respect to such Conversion Amount and Interest and (z) the
Conversion Price of this Note or such new Notes shall be adjusted to the lesser of (A) the Conversion Price as in effect on the date on which the applicable
Event of Default Redemption Notice or Redemption Participation Notice is voided and (B) the lowest Closing Sale Price during the period beginning on and including the date on which the applicable Event of Default Redemption Notice or Redemption Participation Notice is delivered to the Company and ending on and including the date on which the applicable Event of Default Redemption
Notice or Redemption Participation Notice is voided. The Holder's delivery of a notice voiding a Event of Default Redemption Notice or Redemption
Participation Notice and exercise of its rights following such notice shall not affect the Company's obligations to make any payments of Late Charges which have accrued prior to the date of such notice with respect to the Conversion
Amount subject to such notice.
12.	RESTRICTION ON REDEMPTION AND CASH DIVIDENDS. Until all of the Registered
Notes have been converted, redeemed or otherwise satisfied in accordance with their terms, the Company shall not, directly or indirectly, redeem, repurchase or declare or pay any cash dividend or distribution on. its Common Stock without the prior express written consent of the Required Holders, but if any such cash dividend or distribution is made, then and in each case, the Holder shall be entitled to receive the amount of cash dividend or distribution as determined by the provisions of Section 6 hereof.
13.	VOTING RIGHTS. The Holder shall have no voting rights as the holder of this Note, except as required by law, including but not limited to Chapter 607 of the Florida Statutes, and as expressly provided in this Note.
14.	COVENANTS.
      (a)	Rank. All payments due under this Note shall be senior to or rank pari passu with all other Indebtedness of the Company and its subsidiaries, exclusive of the Indebtedness owed by D.A.W. to McKesson Corp. or any refinancing thereof.
      (b)	Incurrence of Indebtedness. So long as this Note is outstanding, the
Company shall not, and the Company shall not permit any of its subsidiaries to, directly or indirectly, incur or guarantee, assume or suffer to exist any
Indebtedness, other than (i) the Indebtedness evidenced by this Note and (ii)
Permitted Indebtedness.
      (c)	Existence of Liens. So long as this Note is outstanding, the Company shall not, and. the Company shall not permit any of its subsidiaries to, directly or indirectly, allow or suffer to exist any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by the Company or any of its subsidiaries (collectively, "Liens") other than Permitted Liens.
      (d)	Restricted Payments. The Company shall not, and the Company shall not permit any of its subsidiaries to, directly or indirectly, redeem, defease, repurchase, repay or make any payments in respect of, by the payment of cash or cash equivalents (in whole or in part, whether by way of open market purchases, tender offers, private transactions or otherwise), all or any portion of any
Permitted Indebtedness, whether by way of payment in respect of principal of
(or premium, if any) or interest on, such Indebtedness if at the time such payment is due or is otherwise made or, after giving effect to such payment, an event constituting, or that with the passage of time and without being cured would constitute, an Event of Default has occurred and is continuing.
15.	VOTE TO ISSUE, OR CHANGE THE TERMS OF NOTES. The affirmative vote at a meeting duly called for such purpose or the written consent without a meeting of the Required Holders shall be required for any change or amendment to this
Note.  Any amendment effected in accordance with this paragraph shall be binding upon each Holder, each future holder, and the Company.
16.	REISSUANCE OF THIS NOTE.
      (a)	Transfer. If this Note is to be transferred, the Holder shall surrender this Note to the Company, whereupon the Company will issue promptly and deliver upon the order of the Holder a new Note (in accordance with Section
16(d)), in the name of the validly registered assigns or transferee, representing the outstanding Principal being transferred by the Holder and, if less then the entire outstanding Principal is being transferred, a new Note
(in accordance with Section 16(d)) to the Holder representing the outstanding
Principal not being transferred. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of Section
3(c)(iii) and this Section 16(a), following conversion or redemption of any portion of this Note, the outstanding Principal represented by this Note may be less than the Principal stated on the face of this Note.
      (b)	Lost, Stolen or Mutilated Note. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver to the Holder a new Note (in accordance with Section 16(d)) representing the outstanding Principal.
      (c)	Note Exchangeable for Different Denominations. This Note is
exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Note or Notes (in accordance with Section 16(d) and in principal amounts of at least $20,000) representing in the aggregate the outstanding Principal of this Note, and each such new Note will represent such portion of such outstanding Principal as is designated by the
Holder at the time of such surrender.
      (d)	Issuance of New Notes. Whenever the Company is required to issue a new Note pursuant to the terms of this Note, such new Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the Principal remaining outstanding .(or in the case of a new Note being issued pursuant to Section 16(a) or Section 16(c), the Principal designated by the Holder which, when added to the principal represented by the other new Notes issued in connection with such issuance, does not exceed the
Principal remaining outstanding under this Note immediately prior to such issuance of new Notes), (iii) shall have an issuance date, as indicated on the face of such new Note, which is the same as the Issuance Date of this Note,
(iv) shall have the same rights and conditions as this Note, and (v) shall represent accrued Interest and Late Charges on the Principal and Interest of
this Note, from the Issuance Date.
      (e)	Registered Instrument. This Note is a registered instrument and is not a bearer instrument. The Note is registered as to both Principal and
Interest with the Company and its transfer agent and all payments hereunder shall be made to the named Holder or, in the event of a transfer, to the transferee identified in the record of ownership of the Note maintained by the
Company. Transfer of this Note may not be effected except in accordance with the provisions of the Note and the First Amended Agreement.
      (f)	Notation of Payments and Conversions. Concurrently with the receipt of any payment on account of the principal balance of or interest on this Note, and concurrently with the conversion of any portion hereof, the Holder shall note the date and amount of such payment or the amount so converted on Exhibit
II to this Note and promptly deliver a copy of Exhibit II containing such notation to the Company. Any transferee of this Note shall take this Note subject to confirmation with the Company of the accuracy of Exhibit II, which confirmation shall be provided by the Company reasonably and promptly.
17.	REMEDIES, CHARACTERIZATIONS, OTHER OBLIGATIONS, BREACHES AND
INJUNCTIVE RELIEF. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and any of the other Transaction Documents at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the
Holder's right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Note. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.
18.	PAYMENT OF COLLECTION, ENFORCEMENT AND OTHER COSTS. If (a) this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors'
rights and involving a claim under this Note, then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, but not limited to, reasonable attorneys' fees and disbursements.
19.	CONSTRUCTION; HEADINGS. This Note shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any person as the drafter hereof.  The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of this Note.
20.	FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of the
Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.
21.	DISPUTE RESOLUTION. In the case of a dispute as to the determination of the Closing Sale Price, or the arithmetic calculation of the Conversion Rate or any Redemption Price, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within one (1) business day of receipt of the Conversion Notice or Redemption Notice or other event giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are
unable to agree upon such determination or calculation within one (1) Trading
Day of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within one (1) Trading Day submit via facsimile (a) the disputed determination of the Closing Sale Price to an independent, reputable investment bank selected by the Company and approved by the Holder (such approval not to be unreasonably withheld or delayed) or (b)
the disputed arithmetic calculation of the Conversion Rate or any Redemption
Price to the Company's independent, outside accountant. The Company, at the
Company's expense, shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the
Company and the Holder of the results no later than five (5) Trading Days from the time it receives the disputed determination or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.
22.	NOTICES; PAYMENTS.
      (a)	Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with
Section 7.5 of the First Amended Agreement. The Company shall provide the
Holder with prompt written notice of all actions taken pursuant to this Note, including in reasonable detail a description of such action and the reason therefore. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) promptly upon any adjustment of the
Conversion Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least ten days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.
      (b)	Payments. Except as otherwise set forth in this Note, whenever any payment of cash is to be made by the Company to any Person pursuant to this
Note, such payment shall be made in lawful money of the United States of
America by a check drawn on the account of the Company and sent via overnight courier service to such Person at such address as previously provided to the
Company in writing (which address, in the case of the Holder, shall initially be as set forth on the Schedule of Buyers attached to the First Amended
Agreement), provided that the Holder may elect to receive a payment of cash via wire transfer of immediately available funds by providing the Company with prior written notice setting out such request and the Holder's wire transfer instructions. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Trading  Day, the same shall instead be due on the next succeeding day which is a Trading  Day and, in the case of any
Interest Date which is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of Interest due on such date. Any amount of Principal or other amounts due under the Transaction Documents, other than Interest, which is not paid when due shall result in a late charge being incurred and payable by the Company in an amount equal to interest on such amount at the rate of fifteen percent (15.0%) per annum from the date such amount was due until the same is paid in full ("Late Charge").
23.	CANCELLATION. After all Principal, accrued Interest and other amounts at any time owed on this Note has been converted or paid in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.
24.	WAIVER OF NOTICE. To the extent permitted by law, the Company hereby waives demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the First Amended Agreement.
25.	GOVERNING LAW; JURISDICTION; JURY TRIAL. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the Commonwealth of Massachusetts, without giving effect to any choice of law. or conflict of law provision or rule (whether of the
Commonwealth of Massachusetts or any other jurisdictions) that would cause the application of the laws of any. jurisdictions other than the Commonwealth of Massachusetts. The Company and the Holder hereby irrevocably submit to the exclusive jurisdiction of the Business Litigation Session of the Superior Court
for the Commonwealth of Massachusetts, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. The Company and the Holder hereby irrevocably waive personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address it set forth on the signature page hereto and agrees that such service shall constitute good and sufficient service of process and notice thereof.
Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. In the event that any provision of this
Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may .prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Note. Nothing contained herein shall be deemed or operate to preclude any Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company's obligations to the Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of the
Holder.  EACH OF THE COMPANY AND THE HOLDER HEREBY IRREVOCABLY WAIVES ANY RIGHT
IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF
ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS NOTE OR
ANY TRANSACTION CONTEMPLATED HEREBY.
26.	WAIVERS.  The observance of any term of this Note may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder (or their successors or assigns).  Any waiver effected in accordance with this paragraph shall be binding upon each Holder, each future holder, and the Company
27.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY
      The Company represents and warrants to each Shareholder, as follows:
      (a)	Organization and Good Standing.  The Company is a corporation duly organized, validly existing, and in good standing in the State of Florida.  The
Company is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required.  The
Company has full corporate power and authority and all licenses, permits, and authorizations necessary to carry on the businesses in which it is engaged and to own and use the properties owned and used by it.  The Company has delivered to the Holder, correct and complete copies of the charter and bylaws of the
Company (as amended to date).  The Company is not in default under or in violation of any provision of its charter or bylaws.
     (b)	Authorization.
The Company has the full power and authority to execute, deliver, and issue this Note and perform its obligations under this Note.  The execution, delivery, and issuance of this Note by the Company, and the performance of the
Company's obligations under this Note have been duly authorized and constitute the valid and legally binding obligation of the Company, enforceable in accordance with its terms and conditions, except as enforcement may be limited by applicable bankruptcy, insolvency or similar laws from time to time in effect affecting creditors' rights generally and by legal and equitable limitations on the availability of specific remedies.  The Company need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency, stock exchange or any other person in order to consummate the transactions contemplated hereby, other than as set forth on Schedule 27(b) hereto.
      (c)	Litigation.  No suit, action or other proceeding, or injunction or judgment or other order is pending or, to the Company's knowledge, threatened before any court or governmental or regulatory official or agency or arbitrator, in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with this Note or the consummation of the transactions contemplated hereby.
      (d)	Non Contravention.  Neither the execution, delivery, nor issuance of this Note, nor the consummation of the transactions contemplated hereby, will violate any statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, stock exchange or court to which the Company is subject or conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under, any agreement, contract, lease, license, instrument, articles of incorporation, by-laws or other arrangements to which the Company is a party or by which it is bound or to which any of its assets is subject.
     (e) Valid Issuance; Absence of Restrictions.  The issuance, sale and delivery of the Common Stock upon conversion of this Note have been duly authorized by all necessary corporate action on the part of the Company, and such shares of Common Stock have been duly reserved for issuance.  The shares of Common Stock issuable upon conversion of this Note, when issued upon such conversion, will be duly and validly issued, fully paid and non-
assessable, free of any preemptive rights under applicable law or the Company's articles of incorporation or similar rights pursuant to any agreement to which the Company is a party.
28.	CERTAIN DEFINITIONS. For purposes of this Note, the following terms shall have the following meanings:
      (a)	"Approved Stock Plan" means any employee benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the
Company's securities may be issued to any employee, consultant, officer or director for services provided to the Company.
      (b)	"Bloomberg" means Bloomberg Financial Markets.
      (c)	"Calendar Month" means the period beginning on and including the first of each calendar month and ending on and including the last day of such calendar month.
         (d)	"Closing Sale Price" means, for any security as of any date, the last closing bid price and last closing trade price for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing trade price, then the last trade price of such security prior to 4:00 p.m., New
York time, as reported by Bloomberg, or, if the Principal Market is not the
principal securities exchange or trading market for such security, the last trade price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no last closing trade price is available for any day, the last closing bid price or, if no closing bid price is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the "pink sheets" by Pink Sheets LLC (formerly the National Quotation Bureau, Inc). If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to
Section 24. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.
      (e)	"Contingent Obligation" means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.
      (f)	"Convertible Securities" means any stock or securities (other than
Options) directly or indirectly convertible into or exercisable or exchangeable for Common Stock.
      (g)	"Eligible Market" means, The New York Stock Exchange, Inc., the
Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select
Market (the three prior markets, collectively the "Nasdaq Stock Market"), or the American Stock Exchange.
      (h)	"Excluded Securities" means any Common Stock issued or issuable: (i)
upon exercise or conversion of any Options or Convertible Securities (as the case may be) issued after the date hereof pursuant to any Approved Stock Plan, up to a maximum of ten percent (10%) of the outstanding Common Stock; (ii) upon conversion of, or in exchange for, the Registered Notes or Series 2 of the Class
B Preferred Stock of the Company issued to the holders of the Registered
Notes on the date hereof; (iii) in connection with any acquisition by the
Company, whether through an acquisition of stock or a merger of any business, assets or technologies the primary purpose of which is not to raise equity capital; (iv) securities issued in connection with corporate partnering transactions off terms approved by the Board of Directors of the Company and the primary purpose of which is not to raise equity capital; (v) upon exercise or conversion of any Options or Convertible Securities (as the case may be)
which are outstanding on the day immediately preceding December 7, 2007 provided that the terms of such Options or Convertible Securities are not amended, modified or changed on or after December 7, 2007; and (vi) upon exercise of any Options granted to Mark Dumouchel, David Dumouchel, Wayne
Gunter, Donato Mazzola and Michael Curry pursuant to employment agreements dated as of February 4, 2007 by and among each of the aforementioned individuals, D.A.W. and the Company.
      (i)	"Fundamental Transaction" means that the Company shall, directly or indirectly, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another
Person, (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company or its subsidiaries to another Person, (iii) allow another Person or Persons to make a purchase, tender or exchange offer that is accepted by the holders of more than the 50% of the outstanding shares of Common Stock or more than the 50% of the outstanding shares of Voting Stock (not including any shares of Voting
Stock held by the Person or Persons making or party to, or associated or affiliated with the Person or Persons making or party to, such purchase, tender or exchange offer), (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more 50% of the outstanding shares of
Common Stock or more than 50% of the outstanding shares of Voting Stock (not including any shares of Voting Stock held by the other Person or other Persons making or. party to, or associated or affiliated with the other Persons making or party to, such stock purchase agreement or other business combination), (v)
reorganize, recapitalize or reclassify its Common Stock or (vi) any "person" or
"group" (as these terms are used for purposes of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) is or shall become the
"beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of 50% of the outstanding shares of Common Stock or 50% of the outstanding Voting Stock of the Company; provided that this definition of "Fundamental Transaction" shall in no way be interpreted to include any transaction contemplated by the First Amended
Agreement.
      (j)	"GAAP" means United States generally accepted accounting principles, consistently applied.
      (k)	"Indebtedness" of any Person means, without duplication (i) all indebtedness for borrowed money, (ii) all obligations issued, undertaken or assumed as the deferred purchase price of property or services, including
(without limitation) "capital leases" in accordance with generally accepted accounting principles (other than trade payables entered into in the ordinary course of business), (iii) all reimbursement or payment obligations with respect to letters of credit, "surety bonds and other similar instruments, (iv)
all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (v) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (vi) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease,
(vii) all indebtedness referred to in clauses (i) through (vi) above secured by
(or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, (viii) all obligations issued, undertaken or assumed as part of any financing facility with respect to accounts receivables of the Company and its subsidiaries, including, without limitation, any factoring arrangement of such accounts receivables and (ix) all Contingent
Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (i) through (viii) above.
      (l)	"Interest Rate" means eight percent (8%) per annum.
      (m)	"Options" means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.
      (n)	"Parent Entity" of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the
Fundamental Transaction.
      (o)	"Permitted Indebtedness" means (A) Indebtedness incurred by the
Company that is made expressly subordinate in right of payment to the
Indebtedness evidenced by this Note, as reflected in a written agreement acceptable to the Holder and approved by the Holder in writing (which approval shall not be unreasonably delayed), and which Indebtedness does not provide at any time for (1) the payment, prepayment, repayment, repurchase or defeasance, directly or indirectly, of any principal or premium, if any, thereon until ninety-one (91) days after the Maturity Date or later and (2) total interest and fees at a rate in excess of the Interest Rate hereunder, (B) Indebtedness secured by Permitted Liens, (C) Indebtedness to trade creditors incurred in the ordinary course of business, (D) extensions, refinancings and renewals of any items of Permitted Indebtedness, provided that the principal amount is not increased or the terms modified to impose more burdensome terms upon the
Company or its subsidiary, as the case may be, (E) Indebtedness outstanding on the Issuance Date and as disclosed in Schedule 28(o) hereto, and (F)
Indebtedness of the Company or any subsidiary thereof, in addition to that described in clauses (A) through (E) of this definition, that is not material to the Company and in an aggregate principal amount outstanding at any time not to exceed $100,000.
      (p)	"Permitted Liens" means (i) any Lien for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (ii) any statutory Lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent, (iii) any
Lien created by operation of law, such as materialmen's liens, mechanics' liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent or that are being contested in good faith by appropriate proceedings, (iv) Liens securing the
Company's obligations under the Registered Notes, (v) Liens (A) upon or in any equipment acquired or held by the Company or any of its subsidiaries to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition or lease of such equipment, or
(B) existing on such equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment, (vi) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clauses (i) and (v) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the Indebtedness being extended, renewed or refinanced does not increase, (vii) leases or subleases and licenses and sublicenses granted to others in the ordinary course of the Company's business, not interfering in any material respect with the business of the Company and its subsidiaries taken as a whole, (viii) Liens in favor of customs and revenue authorities arising as a matter of law to secure payments of custom duties in connection with the importation of goods,
(ix) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Section 4(a)(ii); (x) Liens with respect to Indebtedness not individually in excess of $25,000 or in the aggregate in excess of $100,000, which individually and in aggregate are not material to the
Company, and (xi) Liens existing as of this date and disclosed on Schedule
28(p) hereto.
      (q)	"Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.
      (r)	"Principal Market" means the Nasdaq Stock Market.
      (s)	"Redemption Notices" means, collectively, the Event of Default
Redemption Notices, the Company Redemption Notice, and, each of the foregoing, individually, a Redemption Notice.
      (t)	"Redemption Premium" means 125%.
      (u)	"Redemption Prices" means, collectively, the Event .of Default
Redemption Price, and the Company Redemption Price, and each of the foregoing, individually, a Redemption Price.
      (v)	"Required Holders" means the holders of Registered Notes
representing at least a majority of the aggregate principal amount of the Notes then outstanding.
      (w)	"Successor Entity" means the Person, which may be the Company, formed by, resulting from or surviving any Fundamental Transaction or the
Person with which such Fundamental Transaction shall have been made, provided that if such Person is not a publicly traded entity whose common stock or equivalent equity security is quoted or listed for trading on an Eligible
Market, Successor Entity shall mean such Person's Parent Entity.
      (x)	"Trading Day" means any day on which the Common Stock are traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock are then traded; provided that
"Trading Day" shall not include any day on which the Common Stock are scheduled to trade on such exchange or market for less than 4.5 hours or any day that the
Common Stock are suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00 p.m., New York time).
      (y)	"Voting Stock" of a Person means capital stock of such Person of the class or classes pursuant to which the holders thereof have the general voting power to elect, or the general power to appoint, at least a majority of the board of directors, managers or trustees of such Person (irrespective of whether or not at the time capital stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

 [Signature Page Follows]


IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the Issuance Date set out above.
NYER MEDICAL GROUP, INC.
By:_____________________________________
Name: Karen Wright
Title:   Chief Executive Officer

EXHIBIT I
(To be Executed by Holder in order to Convert Note)
CONVERSION NOTICE
FOR NYER MEDICAL GROUP, INC.

CONVERTIBLE NOTE DUE ______________, 2011
     The undersigned, as Holder of the Convertible Note Due __________, 2011 of Nyer Medical Group, Inc. (the "Company"), in the outstanding principal amount of U.S. $__________ (the "Note"), hereby elects to convert that portion of the outstanding principal amount of the Note shown on the next page into shares of Common Stock, $0.0001 par value per share (the "Common Stock"), of the Company according to the conditions of the Note, as of the date written below. The undersigned hereby requests that share certificates for the Common Stock to be issued to the undersigned pursuant to this Conversion Notice be issued in the name of, and delivered to, the undersigned or its designee as indicated below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any.
Conversion Information:
NAME OF HOLDER:_____________________
By:_________________________
Print Name:
Print Title:
Print Address of Holder:
___________________________Issue Common Stock to:
___________________________
at:_________________________
___________________________
Electronically transmit and credit Common Stock to:
___________________________
at:_________________________
___________________________
Date of Conversion:_________________________
Applicable Conversion Rate $__________ per share of Common Stock
THE COMPUTATION OF THE NUMBER OF COMMON SHARES TO
BE RECEIVED IS SET FORTH ON THE ATTACHED PAGE
Page 2 to Conversion Notice for:
(Name of Holder)


COMPUTATION OF NUMBER OF COMMON SHARES TO BE RECEIVED
A.	Outstanding Principal Amount converted:	$
B.	Accrued, unpaid interest on Outstanding Principal Amount converted:$

Total dollar amount converted (total of A + B)	$
Conversion Price	$

Total dollar amount converted	=		$
Conversion Price					$
Number of shares of Common Stock =
If the conversion is not being settled by DTC, please issue and deliver certificate(s) for shares of Common Stock in the following amount(s):

Please issue and deliver new Note(s) in the following amounts to:


EXHIBIT II
SCHEDULE OF PAYMENTS AND CONVERSIONS
FOR NYER MEDICAL GROUP, INC.
CONVERTIBLE NOTE DUE _____________, 2011

Date
Interest Payment
Principal
Payment
Conversion Amount
Holder
Initials
Company
Initials


Schedule 27(b)

Authorization


1.	A consent will be required with respect to the Commercial Guaranty dated
October 6, 2004, by Nyer Medical Group, Inc. in favor of KeyBank NA.

2.	The transactions contemplated by this agreement require filings, approvals and notices with respect to the U.S. Securities and Exchange Commission and the Nasdaq Stock Market LLC.

3.	Consent of Nyer's shareholders will be required.


Schedule 28(o)

Indebtedness outstanding on the Issuance Date

1.	Commercial Guaranty, dated October 6, 2004, by Nyer Medical Group, Inc. in favor of KeyBank, NA.
2.	Agreement, dated October 6, 2004, between KeyBank, NA and ADCO Surgical
Supply, Inc. - Promissory Note, which respect to a line of credit up to the amount of $300,000 (the "KeyBank Note") (Also see, Letter, dated November 30, 2007, by KeyBank, NA to ADCO Surgical Supply, Inc. with respect to forbearance. involving the financial arrangements with respect to the KeyBank Note).
3.	$400,000 note, dated the date hereof, issued by the Company to member(s)
of the Nyer Family in connection with the transactions contemplated by this note.
4.	$350,000 note, dated the date hereof, issued by the Company to Nyle
International in connection with the transactions contemplated by this note.
5.	$1,750,000 note, dated the date hereof, issued by the Company to D.A.W.,
Inc.
6.	Anton Investments, Inc. and Conway Associates, Inc. have the following liabilities: accounts payable of $251,957 and accrued expenses and other liabilities of $46,671 for a total of $298,628.
7.	Indebtedness of DAW and FMT: McKesson Corporation is a secured creditor of
DAW. It is understood by the parties hereto that the information hereon with respect to DAW and FMT (if any) has been provided by such entities, and that Nyer shall not be liable in any way for such information under this or any related agreement.

Schedule 28(p)
Liens
1.	Agreement, dated October 6, 2004, between KeyBank NA and ADCO Surgical
Supply, Inc. - Mortgage, with respect to the property located at 1292 Hammond Street, Bangor, Maine.
2.	McKesson Corporation is a secured creditor of DAW. It is understood by the parties hereto that the information hereon with respect to DAW and FMT (if any) has been provided by such entities, and that Nyer shall not be liable in any way for such information under this or any related agreement.




====================================================================

APPENDIX E   FIFTH AMENDMENT TO THE ARTICLES OF INCORPORATION
----------   ------------------------------------------------

FIFTH AMENDMENT TO THE ARTICLES OF INCORPORATION
OF
NYER MEDICAL GROUP, INC.
     The undersigned, President of NYER MEDICAL GROUP, INC., a corporation organized and existing under the laws of the State of Florida (the "Company")
does hereby certify that:
       1.	The name of the Company is Nyer Medical Group, Inc.
       2.	Pursuant to the authority contained in Article IV of the Articles of
Incorporation of the Company, as amended, and in accordance with the provisions of Section 607.0602 of the Business Corporation Act of the State of Florida (the
"BCA"), the Board of Directors of the Company duly adopted the following
Resolution on December 18, 2007 creating a second series of Class B Preferred
Stock designated as Series 2 Class B Preferred Stock:

RESOLVED, that a Series 2 Class B Preferred Stock of the Company is hereby created, and that the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series and the qualification, limitations and restrictions thereof are as follows:

  Section I. Designation. Of the 2,500,000 shares of Preferred Stock designated as Class B Preferred Stock, 2,000 shares are designated: Series 2Class B Preferred Stock (the "Series 2 Stock").

  Section II. Voting Rights. The Series 2 Stock carries the right to 2,000 votes per share on all matters requiring the vote of the common shareholders and preferred shareholders.

  Section III.  Optional Conversion Into Common Stock.
       (a)	Conversion Right.  At any time upon the happening of any of the events described in Sections V(c) (ii) or (iii), below, each holder of Series 2 Stock (the "Shareholders") shall have the right, but not the obligation, to convert all or any portion of the shares of Series 2 Stock held by such Shareholder into common stock of the Company, $0.0001 par value per Share
"Common Stock") by written notice (the "Conversion Notice"). The Conversion Notice shall set forth the number of shares of Series 2 Stock the Shareholder wishes to convert (the "Conversion Amount")
       (b)	Mandatory Conversion.  On February 4, 2011, or such later date as the following conditions are met in their entirety, all of the shares of Series
2 Stock shall be converted into Common Stock; provided that (i) no event of default has occurred and is continuing beyond any applicable cure periods under those certain promissory notes dated as of February 4, 2008 issued by the Company to Mark Dumouchel, David Dumouchel, Wayne Gunter, Donato Mazzola, Lucille Curry and Michael Curry, individually or as a group, or the promissory note evidencing the indebtedness of the Company's subsidiary, ADCO Surgical Supply, Inc., to Key Bank and (ii) the resale of Common Stock issuable upon conversion is covered by a registration statement filed and effective in accordance with the Securities Act of 1933, and the rules and regulations of the Commission thereunder, all as from time to time in effect.
Notwithstanding anything to the contrary above, the Required
Shareholders may waive any of the conditions to Mandatory Conversion; and may convert their shares of Series 2 Stock at any time after February 4, 2011.
       (c)	Common Stock Issued Upon Conversion.  Upon conversion, each
Shareholder shall be entitled to receive that number of shares of Common Stock equal to the Shareholder Conversion Number (calculated in accordance with the formula set forth below), subject to adjustment as set forth in Sections IV and
V below. The Shareholder Conversion Number shall be calculated according to the following formula:
              X = 	(V/2,000) ($400,000/W)

              Where:
              X =	The Shareholder's Conversion Number.
              V =	The Conversion Amount which, in the case of Mandatory
Conversion, shall be all of the Series 2 Stock held by the Shareholder.
              W =	The Conversion Price.  The Conversion Price shall initially be
$1.84 but is subject to adjustment as set forth in Section IV below.
              Section IV.  Adjustments.
       (a)	Adjustment of Conversion Price upon Issuance of Common Stock. If at any time after December 7, 2007, the Company issues or sells, or in accordance with this Section IV(a) is deemed to have issued or sold, any shares of Common
Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding shares of Common Stock deemed to have been issued or sold by the Company in connection with any Excluded
Securities) by means of Options, Convertible Securities, or otherwise for a consideration per share (the "New Issuance Price") less than a price (the
"Applicable Price") equal to the Conversion Price in effect immediately prior to such issue or sale (the foregoing a "Dilutive Issuance"), then immediately after such Dilutive Issuance, the Conversion Price then in effect shall be reduced to the New Issuance Price. For purposes of determining the adjusted
Conversion Price under this Section IV(a), the following shall be applicable:
      (i)	Issuance of Options.  If the Company in any manner grants or sells any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion or exchange or exercise of any Convertible Securities issuable upon exercise of such Option
(and, subject to Section IV(a)(iii), without taking into account any contingent downward adjustments in such option price per share) is less than the
Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this
Section IV(a)(i), the "lowest price per share for which one share of Common
Stock is issuable upon the exercise of any such Option or upon conversion or exchange or exercise of any Convertible Securities issuable upon exercise of such Option" shall be equal to the sum of the lowest amounts of consideration
(if any) received or receivable by the Company with respect to any one share of
Common Stock upon granting or sale of the Option, upon exercise of the Option and upon conversion or exchange or exercise of any Convertible Security issuable upon exercise of such Option (and, subject to Section IV(a)(iii), without taking into account any contingent downward adjustments in such option price per share). No further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock or of such Convertible
Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange or exercise of such Convertible
Securities.
       (ii)	Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon, such conversion or exchange or exercise thereof (and, subject to Section IV(a)(iii), without taking into account any contingent downward adjustments in such conversion or exchange price per share) is less than the Applicable Price, then such share of Common
Stock shall be deemed to be outstanding and to have been issued and sold by the
Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section IV(a)(ii), the
"lowest price per share for which one share of Common Stock is issuable upon such conversion or exchange or exercise" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the issuance or sale of the
Convertible Security and upon the conversion, or exchange or exercise of such
Convertible Security (and, subject to Section IV(a)(iii), without taking into account any contingent downward adjustments in such option price per share). No further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock upon conversion or exchange or exercise of such Convertible Securities, and if any such issue or sale of such
Convertible Securities is made upon exercise of any Options for which adjustment of the Conversion Price had been or are to be made pursuant to other provisions of this Section IV(a), no further adjustment of the Conversion Price shall be made by reason of such issue or sale.
       (iii)	Change in Option Price or Rate of Conversion. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exchange or exercise of any Convertible
Securities, or the rate at which any Convertible Securities are convertible into or exchangeable or exercisable for Common Stock changes at any time, the
Conversion Price in effect at the time of such change shall be adjusted to the
Conversion Price which would have been in effect at such time had such Options or Convertible Securities provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section IV(a)(iii), if the terms of any Option or Convertible Security that was outstanding as of
December 7, 2007 are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common
Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change. No adjustment shall be made if such adjustment would result in an increase of the Conversion Price then in effect.
       (iv)	Adjustment of Conversion Price upon Subdivision or Combination of
Common Stock.  If the Company at any time on or after December 7, 2007 subdivides (by any stock split, stock dividend, recapitalization or otherwise)
one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced so that, upon conversion the
Shareholder shall be entitled to receive the amount of Common Stock the
Shareholder would have received if the Shareholder had held the number of shares of Common Stock acquirable upon conversion of the Conversion Amount set forth in the Conversion Notice (without taking into account any limitations or restrictions on the convertibility of the Series 2 Stock)
immediately before the Record Date for such subdivision. If the Company at any time on or after December 7, 2007 combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common
Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased so that, upon conversion the Shareholder shall be entitled to receive the amount of Common Stock the Shareholder would have received if the Shareholder had held the number of shares of Common Stock acquirable upon conversion of the
Conversion Amount set forth in the Conversion Notice (without taking into account any limitations or restrictions on the convertibility of the Series
2 Stock) immediately before the Record Date for such combination.
       (b)	Calculation of Consideration Received. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Company. If any Common Stock, Options or
Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company therefor. If any Common Stock, Options or
Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company will be the fair value of such consideration as determined in good faith by the Board of Directors of the Company, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the Closing Sale Price of such securities on the date of receipt. If any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or
Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the
Shareholders. If such parties are unable to reach agreement within ten (10)
days after the occurrence of an event requiring valuation (the "Valuation
Event"), the fair value of such consideration will be determined within five
(5) Trading Days after the tenth day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Shareholders. The determination of such appraiser shall be deemed binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.
       (c)	Record Date. If the Company takes a record of the holders of Common
Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or
(B) to subscribe for or purchase Common Stock, Options or Convertible
Securities, then such "Record Date" will be deemed to be the date of the issue or sale of the Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may
be.
       (d)	Other Events. If any event occurs of the type contemplated by the provisions of this Section IV but not expressly provided for by such provisions
(including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's
Board of Directors will make an appropriate adjustment in the Conversion Price so as to protect the rights of the Shareholders of Series 2 Stock; provided that no such adjustment will increase the Conversion Price as otherwise determined pursuant to this Section IV.
Section V.  Rights Upon Issuance of Other Securities.
       (a)	Adjustments For Dividends, Distributions And Reclassifications.
Incase at any time or from time to time, the holders of Common Stock shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor:
       (i)	other or additional stock, other securities, or property (including cash) by way of dividend; or (ii)other or additional (or less) stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate restructuring; other than additional shares of Common Stock issued as a stock dividend or in a stock-split (adjustments in respect of which are provided for in Sections V(b) or V(c) hereof) ("Dividend"), then and in each such case each Shareholder, shall be entitled to receive upon conversion the amount of stock and other securities and property which such Shareholder would have received if the Shareholder had held the number of shares of Common Stock acquirable upon conversion of the Conversion Amount set forth in the Conversion
Notice (without taking into account any limitations or restrictions on the convertibility of the Series 2 Stock) immediately before the date on which a record is taken for the grant, issuance or sale of such Dividend or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Dividend, giving effect to all further adjustments called for during such period by Sections V(b)and V(c)
hereof.
       (b)	Adjustments For Issuance Of Common Stock And Amount Of Outstanding
Common Stock.  If at any time there shall occur any stock split, stock dividend, reverse stock split or other subdivision of the Common Stock ("Stock
Event"), then the number of shares of Common Stock to be received by the
Shareholder upon conversion of the Series 2 Stock shall be appropriately adjusted such that the proportion of the number of shares issuable hereunder to the total number of shares of the Company (on a fully diluted basis) prior to such Stock Event is equal to the proportion of the number of shares issuable hereunder to the total number of shares of the Company (on a fully-diluted basis) after such Stock Event as if the Shareholder had held the number of shares of Common Stock acquirable upon conversion of the Conversion Amount set forth in the Conversion Notice (without taking into account any limitations or restrictions on the convertibility of the Series 2 Stock) immediately before the date on which a record is taken for such Stock Event or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined with regard to such Stock Event as if the Conversion Amount had been converted prior to the occurrence of the Stock Event, giving effect to all further adjustments called for during such period by Sections V(a),and V(c), hereof.
       (c)	Reorganization, Reclassification or Recapitalization.  In case at any time or from time to time, the Company shall (i) effect a capital reorganization, reclassification or recapitalization, (ii)consolidate with or merge into any other person, or (iii) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then in each such case, the Shareholders, upon conversion of the Series 2 Stock at any time after the consummation of such reorganization, recapitalization, consolidation, merger, or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock or Other Securities (as defined below)
issuable on such exercise prior to such consummation or effective date, the stock and other securities and property (including cash) to which such
Shareholder would have been entitled upon such consummation or in connection with such reorganization, recapitalization, consolidation, merger or dissolution, as the case may be, as if the Shareholder had fully held the number of shares of Common Stock acquirable upon conversion of the Conversion
Amount set forth in the Conversion Notice (without taking into account any limitations or restrictions on the convertibility of the Series 2 Stock)
immediately before the date on which a record is taken for the reorganization, recapitalization, consolidation, merger or dissolution, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such event, all subject to further adjustment thereafter as provided in Sections V(a) and V(b) hereof.
       (i)	Transfer to Shareholders Upon Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall, at its expense, deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the Shareholders after the effective date of such dissolution pursuant to this Section V(c) to the Shareholders.
       (ii)	Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section V(c), the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the conversion of the Series 2
Stock after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such Person shall have expressly assumed the terms hereof.
       (d)	Other Securities.  "Other Securities" refers to any stock (other than Common Stock) Options, Convertible Securities or rights to purchase stock, warrants, securities or other property and other securities of the Company or any other entity (corporate or otherwise) (i) which the Shareholders at any time shall be entitled to receive, or shall have received, on the conversion of the Series 2 Stock, in lieu of or in addition to Common Stock, or (ii) which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities, in each case pursuant to
Section V(a), or V(c) hereof. In case any Other Securities shall have been issued, or shall then be subject to issue upon the conversion or exchange of any stock (or Other Securities) of the Company (or any other issuer of
Other Securities or any other entity referred to in Section V(c) hereof) or to subscription, purchase or other acquisition pursuant to any rights or options granted by the Company (or such other issuer or entity), the Shareholder shall be entitled to receive upon conversion of the Series 2 Stock such amount of
Other Securities (in lieu of or in addition to Common Stock) as is determined in accordance with the terms hereof, treating all references to Common Stock herein as references to Other Securities to the extent applicable, and the computations, adjustments and readjustments provided for in Section V with respect to the number of shares of Common Stock issuable upon conversion of the
Series 2 Stock shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable on the conversion of the Series 2 Stock, so as to provide the
Shareholder with the benefits intended by Section V and the other provisions of the Series 2 Stock as if the Shareholder had held the number of shares of
Common Stock acquirable upon conversion of the Conversion Amount set forth in a Conversion Notice (without taking into account any limitations or restrictions on the convertibility of the Series 2 Stock) immediately before the date on which a record is taken for the grant, issuance or sale of Other
Securities or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of
Other Securities had the conversion been exercised prior to the issuance of such Other Securities, giving effect to all further adjustments called for during such period by Sections V(a), V(b) and V(c) above.
Section VI.  Other Rights, Etc.  In all other respects, the Series 2 Stock shall be treated like common stock, except where otherwise provided by the BCA.
Section VII.  Certain Definitions. The following terms used herein shall have the following meanings:
       (a)	"Approved Stock Plan" means any employee benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the
Company's securities may be issued to any employee, consultant, officer or director for services provided to the Company.
       (b)	"Bloomberg" means Bloomberg Financial Markets.       (c)	"Closing
Sale Price" means, for any security as of any date, the
last closing bid price and last closing trade price for such security on the
Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing trade price, then the last trade price of such security prior to 4:00 p.m., New
York time, as reported by Bloomberg, or, if the Principal Market is not the
principal securities exchange or trading market for such security, the last trade price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no last closing trade price is available for any day, the last closing bid price or, if no closing bid price is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the "pink sheets" by Pink Sheets LLC (formerly the National Quotation Bureau, Inc). If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the Shareholder. If the Company and the Shareholder are unable to agree upon the fair market value of such security, then such dispute shall be resolved by an independent, reputable appraiser jointly selected by the Company and the
Shareholders. The determination of such appraiser shall be deemed binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.  All such determinations to be appropriately adjusted for. any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.
       (d)	"Convertible Securities" means any stock or securities (other than
Options) directly or indirectly convertible into or exercisable or exchangeable for Common Stock.
       (e)	"Excluded Securities" means any Common Stock issued or issuable: (i)
upon exercise or conversion of any Options or Convertible Securities (as the case may be) issued after the date hereof pursuant to any Approved Stock Plan, up to a maximum of ten percent (10%) of the outstanding Common Stock; (ii) upon conversion of, or in exchange for, the Registered Notes or Series 2 Stock;
(iii) in connection with any acquisition by the Company, whether through an acquisition of stock or a merger of any business, assets or technologies the primary purpose of which is not to raise equity capital; (iv) securities issued in connection with corporate partnering transactions off terms approved by the
Board of Directors of the Company and the primary purpose of which is not to raise equity capital; (v) upon exercise or conversion of any Options or
Convertible Securities (as the case may be) which are outstanding on the day immediately preceding December 7, 2007 provided that the terms of such Options or Convertible Securities are not amended, modified or changed on or after
December 7, 2007; and (vi) upon exercise of any Options granted to Mark
Dumouchel, David Dumouchel, Wayne Gunter, Donato Mazzola and Michael Curry
pursuant to employment agreements dated as of February 4, 2008 by and among each of the aforementioned individuals, D.A.W., Inc. and the Company.
       (f)	"Options" means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.
       (g)	"Principal Market" means the Nasdaq Stock Market.
       (h)	"Registered Notes" means those certain convertible notes issued by the Company to the holders named therein on February 4, 2008.
       (i)	"Required Shareholders" means the holders of at least a majority of the Series 2 Stock then outstanding.

      The foregoing Amendment was adopted by the Board of Directors of the Company as of December 18, 2007.

       IN WITNESS WHEREOF, the undersigned has executed this Fifth Amendment to the Articles of Incorporation this 19 day of December, 2007.


NYER MEDICAL GROUP, INC.

By: /s/ Karen L. Wright
	Karen L. Wright
	President


====================================================================



APPENDIX F EMPLOYMENT AGREEMENT OF MARK DUMOUCHEL
-------------------------------------------------

EMPLOYMENT AGREEMENT

	THIS EMPLOYMENT AGREEMENT (the "Agreement"), is made and entered into as of the __ day of ___________, 2008 by D.A.W., Inc., a Massachusetts corporation ("D.A.W.") and Nyer Medical Group, Inc., a Florida corporation ("Nyer") on the one hand, and Mark A. Dumouchel (the "Executive") on the other hand.

	WHEREAS, D.A.W. is a wholly owned subsidiary of Nyer; and

	WHEREAS, D.A.W. is primarily engaged in overseeing the operation of pharmacies and in developing its franchise business in Massachusetts known as Eaton Apothecary; and

	WHEREAS, Nyer and D.A.W. are desirous of employing Executive as Chief Executive Officer ("CEO") and President, respectively, and Executive is desirous of accepting employment with Nyer and D.A.W., on the terms stated herein.

	NOW, THEREFORE, in consideration of the mutual covenants and promises set forth herein, the parties hereto agree as follows:

1.	Term of Employment.  Nyer and D.A.W. each hereby employ Executive, and
Executive hereby accepts employment with Nyer and D.A.W., for a period commencing on the date first written above and ending three (3) years thereafter, unless terminated earlier pursuant to Section 6 below (the "Term").
This agreement may only be renewed in a writing that is mutually agreed upon by the parties.
2.	Positions, Duties, Licenses, Policies.
       (a)	Positions.
	(i)  Executive shall serve as Chief Executive Officer of Nyer and, in that capacity, shall report directly to the Board of Directors of Nyer (the
"Nyer Board").
	(ii)  Executive shall serve as President of D.A.W. and, in that capacity, shall report directly to the Board of Directors of D.A.W. (the "D.A.W.
Board", collectively with the Nyer Board the "Boards").
       (b)	Duties: Executive shall perform the duties and exercise the
authority customarily associated with the offices of Chief Executive Officer and President, providing that the Executive's duties and authority as President shall be consistent with the Executive's duties and authority on behalf of
D.A.W. as of the date of this Agreement.  Executive shall perform such other duties as may be assigned to him from time to time by the Boards;
provided, however, that the Boards may not materially modify Executive's general duties and authority.  Executive shall devote substantially his full business time and best efforts to the performance of his duties hereunder, devoting such time to each position as the Boards shall deem appropriate.
Executive shall not engage in any other employment or render any services (with or without compensation) to any other person, business or organization without the prior written consent of the Boards; provided, however, that Executive shall be permitted to devote a reasonable (but limited) amount of his time, without compensation, to professional, charitable or similar organizations and to oversee his personal investments.
       (c)	Licenses.  Executive shall maintain in good standing all licenses required to perform his duties hereunder, including, without limitation, all licenses required to serve as a pharmacist in Massachusetts.
       (d)	Adherence to Inside Information Policies.  Executive acknowledges that, as a publicly traded company, Nyer has implemented policies intended to preclude its employees and those of its subsidiaries from  trading on material, non-public information or providing such information to others.  Executive shall promptly execute any agreement generally distributed by Nyer to its employees requiring such employees to abide by such policies.
3.	Compensation.
       (a)	Base Salary. Executive shall receive an aggregate base salary of
$175,000 per year of which Nyer shall pay Executive $43,750 and D.A.W. shall pay the Executive $131,250 (the "Base Salary"), payable in accordance with their respective customary payroll practices. The salary shall be increased on each anniversary date of this Agreement in an amount equal to the percentage change over the past twelve (12) months in the average hourly rate paid to pharmacists employed by D.A.W.
       (b)	Bonus. D.A.W. shall pay Executive an annual bonus (the "Bonus") as follows:
	D.A.W. shall fund an annual bonus pool based on the income of D.A.W.
for each fiscal year, which income shall be calculated before deductions for income taxes and management fees paid to Nyer (the "Income").  D.A.W. shall fund the bonus pool in accordance with the following formulas:
(i)	Ten percent (10%) of Income between $450,000.00 and $900,000.00.
(ii)	Fifteen percent (15%) of Income between $900,001.00 and $1,350,000.00.
(iii)	Twenty percent (20%) of Income in excess of $1,350,000.00.
	Fifty percent (50%) of the bonus pool shall be distributed to Executive,
David Dumouchel, Donato Mazzola, Michael Curry and Wayne Gunter (the "Pool
Group") (so long as each is employed by D.A.W.).  Executive shall receive 17%
with the remaining 33% distributed pro-rata among each of the other members of the aforementioned Pool Group.  The remaining fifty percent (50%) of the bonus pool shall be distributed to employees of D.A.W.  The employees receiving bonuses and the amounts of each bonus shall be determined by Executive and
David Dumouchel in their sole discretion.  D.A.W. shall fund the bonus pool, and bonuses shall be paid within ninety (90) days following the end of D.A.W.'s fiscal year end.
       (c)	Franchise Payment.
(i)	For purposes of this Section 3(c) and this Agreement, the following terms shall be defined as follows:
      (A)	"Royalties" means an amount equal to two percent (2%) of the net revenues of the franchisees of D.A.W. pharmacies.
      (B)	"Net Revenues" means any income obtained through the sale of product or performance of dispensing, consulting or any other type of service related to the practice of pharmacy less returns.
      (C)	"Licensing Fees" means a one-time licensing fee paid by franchisees of D.A.W. pharmacies in amounts to be determined by the D.A.W. Board.
      (D)	"Franchise Fees" means the aggregate amount of Royalties and
Licensing Fees collected by D.A.W.
(ii)	On or before ninety (90) days following the end of the then most recent fiscal year end, D.A.W. shall pay Executive a lump sum equal to five percent
(5%) of the Franchise Fees for the most recent fiscal year (the "Franchise
Payment").
4.	Other Benefits.  Executive shall be eligible for the following benefits:
       (a)	Medical, Dental, Disability and Life Insurance Coverage.  D.A.W.
shall provide Executive, at D.A.W.'s sole expense, with medical, dental, disability and life insurance coverage consistent with D.A.W.'s policies and plans in existence on the date of the signing of this Agreement.  D.A.W.
reserves the right to modify its medical, dental, disability and life insurance coverage plans at any time; provided, that Executive shall receives benefits that are at least equal to the benefits currently received.
       (b)	Additional Life Insurance Coverage.  D.A.W. shall, at its sole expense, maintain additional term life insurance coverage of Executive in the amount of $1,000,000.00 with beneficiaries to be named by Executive.
       (c)	Automobile.  D.A.W. shall provide Executive with a leased vehicle, which it leases, with full insurance coverage and shall reimburse Executive for gasoline and related expenses.  The leased vehicle and relates expenses shall not exceed $500.00 per month.
       (d)	Vacation. Executive shall be entitled to four (4) weeks paid vacation per year, which shall accrue on the date of the signing of this
Agreement and on each anniversary thereafter.
       (e)	Other Benefits.  Executive shall be eligible to participate in all other benefits plans, programs and arrangements as D.A.W. shall provide to its employees generally from time to time, in accordance with the terms of those plans, programs and arrangements.
       (f)	Business Expenses.  Nyer and/or D.A.W. will reimburse Executive for all reasonable and usual business expenses incurred by him in the performance of his duties hereunder in accordance with the applicable reimbursing party's expense reimbursement policy.
5.	Stock Options.  On the effective date of this Agreement, Nyer shall grant
Executive a non-qualified option to purchase twelve thousand (12,000) shares of
Nyer's common stock, .0001 par value, in accordance with the terms of Nyer's
2002 Stock Option Plan (the "Plan").  The exercise price of the option shall be the Market Price (as such term is defined in the Plan) of Nyer's stock on the date of such grant.  The option will be exercisable on the first anniversary of the date hereof.  Nyer and Executive will enter into a stock option agreement on he date hereof with respect to the grant of the option to
Executive, in the form attached hereto as Exhibit 1.
6.	Termination.  Executive's employment hereunder may be terminated prior to the expiration of the Term as follows:
     (a)	Death.  Executive's employment shall terminate automatically upon
Executive's death.
     (b)	Disability.  Nyer and D.A.W. each may elect to terminate Executive's employment in the event that he shall be prevented, by illness, accident, disability or any other physical or mental condition (to be determined by means of a written opinion of a medical doctor chosen by mutual agreement of
Executive (or his personal representative(s)) from substantially performing his duties and responsibilities hereunder for one or more periods totaling one hundred and twenty (120) days in any twelve (12) month period.
     (c)	By Nyer or D.A.W. for Cause.  Nyer and D.A.W. each may terminate
Executive's employment at any time for "Cause" upon written notice to
Executive. For purposes of this Section 5, "Cause" shall mean: (i) Executive is convicted of a felony or a misdemeanor involving moral turpitude; (ii)
Executive has acted with gross negligence or intentional misconduct in the performance of his duties hereunder.  For the purpose of the section, a dispensing error or errors shall not be considered negligence unless the executive has his license to practice pharmacy revoked by the Massachusetts
Board of Registration in Pharmacy consistent with 247 CMR Section 10 disciplinary proceedings; (iii) Executive misappropriates Nyer's or D.A.W.'s funds or otherwise defrauds either; (iv) Executive breaches a fiduciary duty to Nyer or D.A.W. and fails to cure such breach within twenty (20) days after receipt of written notice from Nyer or D.A.W. identifying the breach and the actions required to cure it, if curable;  (v) Executive materially breaches a material term of this Agreement or a material written policy of Nyer or
D.A.W. and fails to cure such breach within twenty (20) days after receipt of written notice from Nyer or D.A.W., as applicable, identifying the breach and the actions required to cure it, if curable; (vi) Executive fails to perform his duties hereunder and fails to cure such failure within twenty (20) days after receipt of written notice from Nyer or D.A.W., as applicable; or (vii)
Executive suffers from alcoholism or drug addiction or otherwise repeatedly uses illegal drugs, or uses prescription drugs except strictly in accordance with the orders of a physician or dentist.
   (d)	By Nyer or D.A.W. Other Than For Death, Disability or Cause.  Nyer
and D.A.W. each may terminate Executive's employment other than for death, disability or Cause upon sixty (60) days prior written notice to Executive.
   (e)	By Executive For Good Reason or Any Reason.  Executive may terminate his employment with Nyer or D.A.W. at any time with or without "Good Reason"
upon sixty (60) days prior written notice to that party.  For purposes of this
Agreement, "Good Reason" shall mean that any of the following occurs without
Executive's prior written consent:  (i) a material change by Nyer or D.A.W. in
Executive's title and position and/or the assignment of Executive to duties and responsibilities that are inconsistent with his position; (ii) a material reduction by Nyer or D.A.W. in the total annual compensation that Executive is eligible to receive; (iii) a material breach by Nyer or D.A.W. of any of the terms of this Agreement and failure to remedy such breach within twenty (20)
days following written notice from Executive identifying the breach; (iv) a relocation of Executive's principal business office of more than sixty (60)
miles from its current location; or (v) during the Term, a "Change in Control"
occurs.  For purposes of this Agreement, a "Change in Control" shall mean that
(x) Nyer sells a majority of its ownership interest in D.A.W.; or (y) D.A.W.
sells a majority of its assets in a single sale or a series of sales authorized by the board of D.A.W. and Executive's employment is terminated by D.A.W. in connection with the sale or sales and Executive does not enter into an agreement providing for comparable employment with any successor or assign of
D.A.W. or any purchaser of the assets of D.A.W.
7.	Payment Upon Termination.  In the event that Executive's employment with
Nyer or D.A.W. terminates, Executive will be paid the following:
       (a)	Termination for Any Reason.  In the event that Executive's
employment with Nyer and/or D.A.W. terminates for any reason, the applicable party terminating Executive shall pay him for the following items that were earned and accrued but unpaid as of the date of termination: (i) his Base
Salary; (ii) if D.A.W., a pro rata share of his Bonus for the year in which the termination occurs; (iii) if D.A.W., a pro rata share of the Franchise Fees for the year in which the termination occurs; (iv) a cash payment for all accrued, unused vacation calculated at Executive's then Base Salary rate; (v)
reimbursement for any unpaid business expenses; and (vi) such other benefits and payments to which Executive may be entitled by law or pursuant to the benefit plans of Nyer or D.A.W. then in effect.
       (b)	Termination Without Cause or For Good Reason.  In addition to the payments provided for in Section 7(a), in the event that (i) Nyer or D.A.W.
terminates Executive's employment other than for death, disability or Cause pursuant to Section 6(d), or (ii) Executive terminates his employment with Nyer or D.A.W. for Good Reason pursuant to Section 6(e); each party from whose employment Executive terminates will provide Executive, within thirty
(30) days of such termination, with severance benefits consisting of the following; provided that Executive executes a general release of any claims that he has against each party paying such benefits:
(i)	A lump sum severance payment in an amount equal to the total of (x) one year of Base Salary at the salary rate then in effect allocable as to D.A.W.
and Nyer, respectively, not to exceed the total aggregate Base Salary; (y) the last annual Bonus paid to Executive (or, in the event that the termination occurs before any Bonus has been paid, the annualized Bonus for the year in which the termination occurs, based on D.A.W.'s Income as of the termination date); and (z) the last Franchise Payment paid to Executive (or, in the event that the termination occurs before any Franchise Payment has been paid, the annualized Franchise Payment for the year in which the termination occurs, based on Franchise Fees owed to D.A.W. as of the termination date).
(ii)	(ii)	D.A.W. shall pay the cost of Executive's COBRA continuation coverage for six (6) months.
       (c)	No Mitigation.  Executive shall not be required to mitigate
amounts payable under this Section 7 by seeking other employment or otherwise.
       (d)	Continuing Effect.  Notwithstanding the termination of Executive's employment at any time or for any reason, as provided in this Section 6 or otherwise, the provisions of Sections 6, 7 and 8 of this Agreement shall remain in full force and effect; provided, however, if Executive shall be terminated pursuant to Section 6(d) above, the provisions of Sections 8(a),
8(b) and 8(c) shall not apply.
8.	Non-Competition Agreement.
       (a)	Non-Competition With D.A.W.  Executive agrees that, during the Term and for a period of six (6) months thereafter, he will not, directly or indirectly, in association with or as a stockholder, director, officer, consultant, employee, partner, joint venturer, member or otherwise of or through any person, firm, corporation, partnership, association or other entity, compete with D.A.W. in the offer, sale or marketing of products or services that are competitive with the products or services offered by D.A.W.
as of the date of termination, within five (5) miles of any D.A.W. store existing at the time of termination; provided, however, the foregoing shall not prevent Executive from accepting employment with any enterprise engaged in two or more lines of business, one of which is the same or similar to D.A.W.'s business (the "Prohibited Business") so long as the Executive's employment is substantially unrelated to the Prohibited Business.  Nothing in this Section
8(a) shall prohibit Executive from owning up to two percent (2%) (or, in the case of Nyer, an unlimited percentage) of the securities of any publicly-traded enterprise engaged in Prohibited Business.
       (b)	Non-Solicitation of Customers.  Executive agrees that, during the
Term and for a period of six (6) months thereafter, he will not, directly or indirectly, seek Prohibited Business from any "Customer" on behalf of any enterprise or business other than D.A.W., refer Prohibited Business from any
Customer to any enterprise or business other than D.A.W., or receive commissions based on sales or otherwise relating to Prohibited Business from any Customer, or any enterprise or business other than D.A.W.  For purposes of this Section 8(b), "Customer" means any person for or to whom D.A.W. sold medical prescriptions during the twenty-four (24) month period prior to the date of termination of employment.
       (c)	Non-Solicitation of Employees.  Executive agrees that, during the
Term and for a period of six (6) months thereafter, he will not, directly or indirectly, (i) solicit, recruit, hire or retain any employee or independent contractor of D.A.W. then employed or engaged by D.A.W., or (ii) otherwise induce or attempt to influence any such employee or independent contractor to leave D.A.W.'s employ.  This Section 8(c) shall not apply to any employee or independent contractor whose employment or engagement has been terminated by
D.A.W.
       (d)	Executive agrees that the duration and geographical scope of the provisions set forth in this Section 8 are reasonable in light of the circumstances as they exist on the date this Agreement is executed.  In the event that a court of competent jurisdiction determines that the duration or geographical scope of such provisions is unreasonable and unenforceable, then it is the intention and the agreement of Executive and D.A.W. that the terms deemed unenforceable shall be construed by the court in such a manner as to impose only those restrictions on Executive's conduct that are reasonable in the light of the circumstances and as are necessary to assure to D.A.W. the benefits of this Agreement.
9.	Nondisclosure of Confidential Information. Executive acknowledges that, during his employment hereunder, he will learn and will have access to confidential information regarding D.A.W. or Nyer, including, without limitation (i) confidential or secret plans, programs, documents, agreements or other material relating to the business, services or activities of D.A.W.
or Nyer and (ii) trade secrets, market reports, customer investigations, customer lists and other similar information that is proprietary information of D.A.W. or Nyer (collectively referred to as "Confidential Information").
Executive acknowledges that such Confidential Information is a valuable and unique asset.  All Confidential Information obtained by Executive in the course of his employment with D.A.W. or Nyer is and shall remain the exclusive property of D.A.W. or Nyer, respectively.  Executive agrees that he will not
(except in connection with, and as required by, his performance of his duties under this Agreement) use for his own benefit or the benefit of any person or entity with which he may be associated, or disclose, any Confidential
Information to any person or entity for any reason without the prior written consent of the Board.  Confidential Information shall not include any information that is or becomes publicly available through no action by or omission of Executive.  Executive agrees that, upon the termination of his employment with D.A.W. or Nyer for any reason, or otherwise upon request by the Board, he will deliver to D.A.W. or Nyer, respectively, all originals and copies of Confidential Information in his possession or control.
10.	Equitab1e Relief; Enforcement.
   (a)	Nyer, D.A.W. and Executive recognize that the services to be rendered under this Agreement by Executive are special, unique and of extraordinary character, and that in the event of the breach by Executive of the terms and conditions of this Agreement or if the Executive, without the prior written consent of the Boards, shall take any action in violation of
Sections 8 or 9 of this Agreement, Nyer and/or D.A.W. (as the case may be) will be entitled to institute and prosecute proceedings in any court of competent jurisdiction referred to in Section 10(b) below, to enjoin Executive from breaching the provisions of Sections 8 or 9.  In the course of instituting and prosecuting such action, Nyer and/or D.A.W. (as the case may be) will not be required to plead or prove irreparable harm, or lack of an adequate remedy at law and shall not be required to post a bond.
       (b)	Any proceeding or action by any party alleging a breach of this
Agreement shall be commenced in state or federal courts in Boston,
Massachusetts. Executive, D.A.W. and Nyer irrevocably and unconditionally submit to the personal jurisdiction of such courts and agree to take any and all future action necessary to submit to the jurisdiction of such courts.  Each party waives any objection that he or it may have to the venue of any proceeding brought in any such court and further waives any claim that any such proceeding has been brought in an inconvenient forum.  Final judgment against
Executive, Nyer or D.A.W. in any such suit shall be conclusive and may be enforced in other jurisdictions by suit on the judgment, a certified or true copy or which shall be conclusive evidence of the fact and the amount of any liability of Executive, Nyer or D.A.W. therein described, or by appropriate proceedings under any applicable treaty or otherwise.
11.	Severability.  If any provision of this Agreement shall be found by a court of competent jurisdiction to be invalid or unenforceable for any reason, such finding shall not have the effect of rendering any other provision of this
Agreement invalid or unenforceable, but this Agreement shall be reformed and construed as if such invalid or unenforceable provision had never been contained herein and such provision reformed so that it would be valid and enforceable to the maximum extent permitted.
12.	Catchup.  If and to the extent that the exercise price exceeds $1.84 for the twelve thousand (12,000) shares of Nyer's Common Stock provided in
Paragraph 5 above, then Nyer shall immediately pay to the Executive the difference between $1.84 and the exercise price per share so that Executive is made whole for any cost in excess of $1.84 per share, multiplied by 12,000.
13.	Indemnification; Insurance.  If Executive is made a party or witness to any threatened, pending, or completed action, suit, or proceeding (whether civil, criminal, administrative or investigative) in any manner concerning or relating to his service, actions, or omissions on behalf of Nyer and/or D.A.W.
as an officer, employee, director or agent thereof or of any entity with respect to which Nyer or D.A.W. directed or requested him to provide services, then Nyer and/or D.A.W. must, to the maximum extent the appropriate state law permits, and in addition to any such right granted to or available to
Executive under either company's Charter, By-laws or other resolutions or agreements, defend, indemnify and hold Executive harmless against all expenses
(including attorneys' fees), judgments, fines, and amounts paid in settlement.
Nyer or D.A.W. (as the case may be) will, upon Executive's request, promptly advance or pay any amounts for reasonable costs, charges, or expenses
(including any legal fees and expenses incurred by counsel that Executive retains) in respect of his right to indemnification hereunder or in furtherance of such right, subject to a later determination as to Executive's ultimate right to receive indemnification.  Nyer and D.A.W. each represent and covenant that it has in place and will maintain appropriate levels of errors and omissions and directors' and officers' insurance.  Executive's right to indemnification and to insurance coverage will survive until the expiration of all applicable statutes of limitations, without regard to the earlier cessation of his employment with Nyer or D.A.W. or any termination or expiration of this Agreement.
14.	Counterparts. This Agreement may be executed in one or more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The execution of this
Agreement may be by actual or facsimile signature.
15.	Benefit. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns.
This Agreement may not be assigned by any party without the prior written consent of the other parties.
16.	Notices and Addresses. All notices required to be provided under this
Agreement shall be in writing, and shall be deemed delivered if delivered to the addressee in person, via Federal Express or similar receipted delivery, by facsimile delivery or, if mailed, postage prepaid, by certified mail, return receipt requested, as follows:

Executive:	                  Mark A. Dumouchel
					c/o D.A.W., Inc.
    				      13 WATER STREET
					HOLLISTON, MA 01746
					VIA EMAIL - Markd@EatonApothecary.com
					Fax no.:  508-429-8237

D.A.W.				D.A.W., Inc.
					13 WATER STREET
					HOLLISTON, MA 01746
					VIA EMAIL - Markd@EatonApothecary.com
					Fax no.:  508-429-8237

Nyer	                        Chief Executive Officer
					Nyer Medical Group, Inc.
					1292 Hammond Street
					Bangor, ME 04401
					Fax no.:  207-941-9392

or to such other address as any party may, by notice to the other parties, designate from time to time. All notices provided hereunder shall be deemed to be effective upon actual receipt by the addressee. Unless otherwise provided, any notice required or permitted under this Employment Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the Party to be notified or upon delivery by confirmed facsimile transmission, electronic transmission with confirmed receipt or nationally recognized overnight courier service or upon deposit with and delivery by the United
States Post Office, by registered or certified mail, postage prepaid and addressed to the Party to be notified at the address indicated for such Party immediately above, or at such other address as such Party may designate by ten
(10) days' advance written notice to the other Parties.
17.	Attorney's Fees. In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, the prevailing party shall be entitled to an award by the court, of reasonable attorney's fees, costs and expenses.
18.	Governing Law. This Agreement shall be governed or interpreted according to the internal laws of the Commonwealth of Massachusetts without regard to choice of law principles.
19.	Entire Agreement, Modification. This Agreement constitutes the entire
Agreement between the parties and supersedes all prior oral and written agreements among the parties hereto with respect to the subject matter hereof. This Agreement may not be modified except by a written document signed by each party.
20.	Waiver.  No consent to or waiver of any breach or default in the performance of any obligation hereunder shall be deemed or construed to be a consent to or waiver of any other breach or default in the performance of any of the same or any other obligations hereunder. No purported waiver hereunder shall be effective unless it is in writing and signed by the waiving party.
21.	Headings. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret, in whole or in part, any of the terms of this Agreement.
22.	Termination of Prior Agreement. The prior employment agreement between
D.A.W. and Executive is terminated as of the effective date of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

						EXECUTIVE:
						_________________
						MARK A. DUMOUCHEL

						D.A.W., INC.

	By:___________________
	Title:_________________
	Print Name:____________

						NYER MEDICAL GROUP, INC.

	By:___________________
	Title:_________________
	Print Name:____________




Nyer Medical Group, Inc.
2002 Stock Option Plan

NON-QUALIFIED STOCK OPTION AGREEMENT

	This Non-Qualified Stock Option Agreement (this "Agreement") is effective as of _________ 2008, between Nyer Medical Group, Inc. a Florida corporation
(the "Corporation"), and ______________ (the "Optionee").

W I T N E S S E T H:

	WHEREAS, the Corporation's Board of Directors established the Nyer Medical Group, Inc. 2002 Stock Option Plan (the "Plan") as approved on _______________, subject to approval of, the stockholders of the Corporation; and

	WHEREAS, the Committee appointed by the Board of Directors of the Corporation pursuant to Article 3 of the Plan (the "Committee"), has granted this Option to the Optionee;

	NOW, THEREFORE, in consideration of the mutual covenants hereinafter contained, the parties hereto agree as follows:
1.	Grant of Option.
       (a)	Option.  On the terms and conditions set forth in the Plan and this Agreement, the Corporation hereby grants to the Optionee this Option to purchase an aggregate of 12,000 shares of common stock, .0001 par value, of the Corporation (the "Shares") at a price of $____ per Share.  This Option is not intended to qualify as an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and shall be construed accordingly.
       (b)	Stock Option Plan.  This Option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received, read and understood.
The provisions of the Plan are hereby incorporated by reference into this Agreement.

2.	Right to Exercise.
	Subject to the terms and conditions of the Plan and this Agreement, the Shares subject to this Option shall vest on the first anniversary of the date hereof (the "Anniversary Date").

3.	No Transfer.
	Except as provided in the Plan, this Option is not transferable by Optionee otherwise than by will or the laws of descent and distribution.

4.	Exercise Procedures.
       (a)	Notice of Exercise.  The Optionee or the Optionee's representative may exercise this Option by giving written notice to the Committee in the manner provided in the Plan and substantially in the form annexed hereto as
Exhibit A.  The notice shall specify the election to exercise this Option, the number of Shares with respect to which this Option is being exercised and the form of payment (if more than one form is available).  The notice shall be
signed by the person exercising this Option.   In the event that this Option is
being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Committee) of the representative's right to exercise this Option. The Optionee or the Optionee's representative shall deliver to the Corporation at the time of giving the notice, payment in a form provided under Section 5 for the full amount of the exercise price applicable to that portion of this Option being exercised.
       (b)	Issuance of Shares.  After receiving a proper notice of exercise, the Corporation shall cause to be issued a certificate or certificates for the
Shares as to which this Option has been exercised, registered in the name of the person exercising this Option and bearing such legends as may be appropriate.  The Corporation shall cause such certificate or certificates to be delivered to or upon the order of the person exercising this Option.
       (c)	Withholding Taxes.  In the event that the Committee determines that the Corporation is required to withhold foreign, federal, state or local tax as a result of the exercise of this Option, the Optionee, as a condition to the exercise of this Option, shall make arrangements satisfactory to the Committee to enable the Corporation to satisfy all withholding requirements.  Any Shares purchased by exercising this Option shall also be issued subject to condition that the Optionee shall make the arrangements satisfactory to the Committee to enable the Corporation to satisfy any withholding requirements that may arise in connection with the disposition of such Shares.
5.	Payment for Stock.
 (a)	Cash.  All or part of the exercise price may be paid in lawful money of the United States of America.
       (b)	Property or Stock.  At the sole discretion of the Committee, all or part of the exercise price may be paid by the surrender of Shares in good form for transfer.  Such property or Shares must have a Market Price (as determined by the Committee) on the date of exercise of this Option which, together with any amount paid in another form, is equal to the aggregate exercise price.
(c)	Promissory Note.  At the discretion of the Committee, all or part of the exercise price may be paid by delivery of the Optionee's personal recourse note bearing interest payable not less than annually at no less than the
Applicable Federal Rate, as defined in Section 1274(d) of the Code, along with a pledge agreement satisfactory to the Committee, together with a stock certificate or certificates representing shares of the Corporation's Common
Stock (having a Market Price equal as of the date of exercise to at least the value of the principal amount of the note), duly endorsed or accompanied by a stock power or powers duly endorsed, to secure the Optionee's obligations under such personal recourse note.
       (d)	Exercise/Sale.  At the sole discretion of the Committee, all or part of the exercise price and any withholding taxes may be paid by the delivery of an irrevocable direction (acceptable to the Committee) to a securities broker approved by the Corporation to sell Shares and to deliver all or part of the sales proceeds to the Corporation.
       (e)	/Pledge.  At the sole discretion of the Committee, all or part of the exercise price and any withholding taxes may be paid by the delivery of an irrevocable direction (acceptable to the Committee) to a securities broker or lender approved by the Corporation to pledge Shares as security for a loan and to deliver all or part of the loan proceeds to the Corporation.
6.	Term and Expiration.
       (a)	Term of Option.  This Option shall expire on the day before the tenth anniversary of the date hereof, unless sooner terminated as provided in the Plan, and may be exercised during such term only in accordance with the
Plan and this Agreement.
       (b)	Forfeiture on Termination for Cause.  This Option shall be forfeited immediately upon an Optionee's termination of employment if the termination is for "cause".  The term "cause" shall mean any one (or more) of the following:
(i) the Optionees 's commission of any fraud, misappropriation or misconduct which causes demonstrable injury to the Corporation or a subsidiary or affiliate; or (ii) an act of dishonesty by the Optionee resulting or intended to result, directly or indirectly, in gain or personal enrichment at the expense of the Corporation or a subsidiary or affiliate; or (iii) such meaning, if any, as set forth in any employment agreement between the employee and the
Corporation.  It shall be within the sole discretion of the Committee to determine whether an employee's termination was for one of the foregoing reasons, and its decision shall be final and conclusive.
       (c)	Termination other than from Disability, Death or Retirement.  Upon an Optionee's termination of employment for reasons other than death,
Disability or Retirement, this Option, which is otherwise exercisable, shall terminate unless exercised within no more than 180 days following the
Termination Date, but in no event after the expiration of the exercise period of the Option.
       (d)	Termination from Disability or Retirement.  Upon an Optionee's termination of employment because of Disability or Retirement, this Option, which is otherwise exercisable, shall terminate unless exercised within the period of 365 days following such date, but in no event after the expiration date of the exercise period of the Option.
       (e)	 Termination because of Death.  Upon an Optionee's death, any
Options held by the Optionee at the date of death and which were otherwise exercisable on such date shall be exercisable by the Designated Beneficiary or personal representative for a period of two years from the date of death, but in no event later than the expiration date of the exercise period of the Option.
7.	No Registration Rights.
	The Corporation may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law.  The
Corporation shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.
8.	Securities Law and Other Restrictions.
	Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Committee at its discretion, may impose restrictions upon the sale, pledge or other transfer of such Shares
(including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable in order to achieve compliance with any agreement to which the Corporation is a party, the Securities Act, the securities laws of any state or any other law or with restrictions imposed on the Corporation by its underwriters, or otherwise.
9.	Miscellaneous Provisions.
       (a)	Entire Agreement; Amendments.  This Agreement and the Plan
constitute the entire agreement between the parties hereto with regard to the subject matter hereof.  This Agreement may not be amended except by a written instrument signed by both parties hereto.
       (b)	Choice of Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Florida.

	IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed on its behalf by a duly authorized officer and the Optionee has personally executed this Agreement.
						Nyer Medical Group, Inc.


______________________________	By:___________________________________
[Optionee]                             Treasurer
Optionee's Address:

EXHIBIT A
[Date of Exercise]

[Corporation]
[Address]
[Address]
Attention: Corporate Secretary

	Re:	Stock Option

Dear Sir:

	I am the holder of a stock option granted to me by Nyer Medical Group, Inc. (the "Corporation"), pursuant to a Non-Qualified Stock Option Agreement dated as of _________, to purchase ______________ shares of Common Stock of the Corporation ("Shares"). I hereby exercise such option with respect to ___________ Shares, the total purchase price for which is $__________, and [I enclose a certified, bank cashier's or other acceptable check payable to the order of the Corporation in the amount of $_______, representing the total purchase price for the Shares] [I hereby elect to pay the purchase price by delivering to the Corporation _____ shares of Common Stock of the Corporation having a fair market value equal to $___________ from the Shares I am purchasing pursuant to the exercise of such option] [I enclose an irrevocable direction to a securities broker to deliver sales or loan proceeds to the Corporation in the amount of $_______, representing the total purchase price for the Shares]. [I enclose the necessary promissory note, pledge agreement and related documents pursuant to my loan from the Corporation in the amount of $_____representing the total purchase price for the Shares]. The certificate or certificates representing the Shares should be registered in my name and should be forwarded to me at ________________________.

	Please acknowledge receipt of the exercise of my stock option on the attached copy of this letter.

						Very truly yours,
						[OPTIONEE]


RECEIPT ACKNOWLEDGED:

[CORPORATION]

By: ________________________________


====================================================================


APPENDIX G EMPLOYMENT AGREEMENT OF DAVID DUMOUCHEL
---------- ---------------------------------------
EMPLOYMENT AGREEMENT

	THIS EMPLOYMENT AGREEMENT (the "Agreement"), is made and entered into as of the __ day of ___________, 2008 by D.A.W., Inc., a Massachusetts corporation ("D.A.W.") and Nyer Medical Group, Inc., a Florida corporation ("Nyer") on the one hand, and David Dumouchel (the "Employee") on the other hand.
	WHEREAS, D.A.W. is a wholly owned subsidiary of Nyer; and

	WHEREAS, D.A.W. is primarily engaged in overseeing the operation of pharmacies and in developing its franchise business in Massachusetts known as Eaton Apothecary; and

	WHEREAS, D.A.W. is desirous of employing Employee as a pharmacy manager and the Employee is desirous of accepting employment with D.A.W., on the terms stated herein.

	NOW, THEREFORE, in consideration of the mutual covenants and promises set forth herein, the parties hereto agree as follows:

1.	Term of Employment.  D.A.W. hereby employs Employee, and Employee hereby accepts employment with D.A.W., for a period commencing on the date first written above and ending three (3) years thereafter, unless terminated earlier pursuant to Section 6 below (the "Term").  This agreement may only be renewed in a writing that is mutually agreed upon by the parties.
2.	Positions, Duties, Licenses, Policies.
      (a)	Positions.
	(i)  Employee shall serve as a pharmacy manager and in that capacity, shall report directly to the President of D.A.W.
      (b)	Duties:	  Employee shall perform the duties and exercise the
authority customarily associated with the position of pharmacy manager, providing that the Employee's duties and authority as a pharmacy manager shall be consistent with the Employee's duties and authority on behalf of D.A.W. as of the date of this Agreement.  Employee shall perform such other duties as may be assigned to him from time to time by D.A.W.; provided, however, that D.A.W may not materially modify Employee's general duties and authority.  Employee shall devote substantially his full business time and best efforts to the performance of his duties hereunder.  Employee shall not engage in any other employment or render any services (with or without compensation) to any other person, business or organization without the prior written consent of  D.A.W.;
provided, however, that Employee shall be permitted to devote a reasonable
(but limited) amount of his time, without compensation, to professional, charitable or similar organizations and to oversee his personal investments.
      (c)	Licenses.  Employee shall maintain in good standing all licenses required to perform his duties hereunder, including, without limitation, all licenses required to serve as a  pharmacy manager in Massachusetts.
      (d)	Adherence to Inside Information Policies.  Employee acknowledges that, as a publicly traded company, Nyer has implemented policies intended to preclude its employees and those of its subsidiaries from  trading on material, non-public information or providing such information to others.
Employee shall promptly execute any agreement generally distributed by Nyer to its employees requiring such employees to abide by such policies.
3.	Compensation.
      (a)	Base Salary.  Employee shall receive an aggregate base salary of
$150,000 per year (the "Base Salary"), payable in accordance with D.A.W.'s customary payroll practices. The salary shall be increased on each anniversary date of this Agreement in an amount equal to the percentage change over the past twelve (12) months in the average hourly rate paid to pharmacy managers employed by D.A.W.
      (b)	Bonus.  D.A.W. shall pay Employee an annual bonus (the "Bonus") as follows:
	D.A.W. shall fund an annual bonus pool based on the income of D.A.W. for each fiscal year, which income shall be calculated before deductions for income taxes and management fees paid to Nyer (the "Income").  D.A.W. shall fund the bonus pool in accordance with the following formulas:
(i)	Ten percent (10%) of Income between $450,000.00 and $900,000.00.
(ii)	Fifteen percent (15%) of Income between $900,001.00 and $1,350,000.00.
(iii)	Twenty percent (20%) of Income in excess of $1,350,000.00.
	Fifty percent (50%) of the bonus pool shall be distributed to Mark
Dumouchel, Donato Mazzola, Michael Curry, Wayne Gunter and Employee (the "Pool
Group") (so long as each is employed by D.A.W.).  Mark Dumouchel shall receive
17% with the remaining 33% distributed pro-rata among each of the other members of the aforementioned Pool Group.  The remaining fifty percent (50%) of the bonus pool shall be distributed to employees of D.A.W.  The employees receiving bonuses and the amounts of each bonus shall be determined by Mark Dumouchel and
David Dumouchel in their sole discretion.  D.A.W. shall fund the bonus pool, and bonuses shall be paid within ninety (90) days following the end of D.A.W.'s
fiscal year end.4.	Other Benefits.  Employee shall be eligible for the
following benefits:
      (a)	Medical, Dental, Disability and Life Insurance Coverage.  D.A.W.
shall provide Employee, at D.A.W.'s expense, with medical, dental, disability and life insurance coverage consistent with D.A.W.'s policies and plans in existence on the date of the signing of this Agreement.  D.A.W. reserves the right to modify its medical, dental, disability and life insurance coverage plans at any time; provided, that Employee shall receives benefits that are at least equal to the benefits currently received.
      (b)	Additional Life Insurance Coverage.  D.A.W. shall, at its sole expense, maintain additional term life insurance coverage of Employee in the amount of $1,000,000.00 with beneficiaries to be named by Employee.
      (c)	Automobile.  D.A.W. shall provide Employee with a leased vehicle, which it leases, with full insurance coverage and shall reimburse Employee for gasoline and related expenses.  The leased vehicle and relates expenses shall not exceed $500.00 per month.
      (d)	Vacation.  Employee shall be entitled to four (4) weeks paid vacation per year, which shall accrue on the date of the signing of this
Agreement and on each anniversary thereafter.
      (e)	Other Benefits.  Employee shall be eligible to participate in all other benefits plans, programs and arrangements as D.A.W. shall provide to its employees generally from time to time, in accordance with the terms of those plans, programs and arrangements.
      (f)	Business Expenses.  D.A.W. will reimburse Employee for all
reasonable and usual business expenses incurred by him in the performance of his duties hereunder in accordance with the applicable reimbursing party's
expense reimbursement policy.5.	Stock Options.  On the effective date of
this Agreement, Nyer shall grant
Employee a non-qualified option to purchase twelve thousand (12,000) shares of
Nyer's common stock, .0001 par value, in accordance with the terms of Nyer's
2002 Stock Option Plan (the "Plan").  The exercise price of the option shall be the Market Price (as such term is defined in the Plan) of Nyer's stock on the date of such grant.  The option will be exercisable on the first anniversary of the date hereof.  Nyer and Employee will enter into a stock option agreement on the date hereof with respect to the grant of the option to Employee, in the form attached hereto as Exhibit 1.
6.	Termination.  Employee's employment hereunder may be terminated prior to the expiration of the Term as follows:
     (a)	Death.  Employee's employment shall terminate automatically upon
Employee's death.
      (b)	Disability.  D.A.W. may elect to terminate Employee's employment in the event that he shall be prevented, by illness, accident, disability or any other physical or mental condition (to be determined by means of a written opinion of a medical doctor chosen by mutual agreement of Employee (or his personal representative(s)) from substantially performing his duties and responsibilities hereunder for one or more periods totaling one hundred and twenty (120) days in any twelve (12) month period.
      (c)	By D.A.W. for Cause.  D.A.W. may terminate Employee's employment at any time for "Cause" upon written notice to Employee.  For purposes of this
Section 5, "Cause" shall mean: (i) Employee is convicted of a felony or a misdemeanor involving moral turpitude; (ii) Employee has acted with gross negligence or intentional misconduct in the performance of his duties hereunder.  For the purpose of the section, a dispensing error or errors shall not be considered negligence unless the Employee has his license to practice pharmacy revoked by the Massachusetts Board of Registration in Pharmacy
consistent with 247 CMR Section 10 disciplinary proceedings; (iii) Employee misappropriates D.A.W.'s funds or otherwise defrauds D.A.W.; (iv) Employee breaches a fiduciary duty to D.A.W. and fails to cure such breach within twenty (20) days after receipt of written notice from D.A.W. identifying the breach and the actions required to cure it, if curable; (v) Employee materially breaches a material term of this Agreement or a material written policy of
D.A.W. and fails to cure such breach within twenty (20) days after receipt of written notice from D.A.W. identifying the breach and the actions required to cure it, if curable; (vi) Employee fails to perform his duties hereunder and fails to cure such failure within twenty (20) days after receipt of written notice from D.A.W.; or  (vii) Employee suffers from alcoholism or drug addiction or otherwise repeatedly uses illegal drugs, or uses prescription drugs except strictly in accordance with the orders of a physician or dentist.
      (d)	By D.A.W. Other Than For Death, Disability or Cause.  D.A.W. may
terminate Employee's employment other than for death, disability or Cause upon sixty (60) days prior written notice to Employee.
      (e)	By Employee For Good Reason or Any Reason.  Employee may terminate his employment with D.A.W. at any time with or without "Good Reason" upon sixty
(60) days prior written notice to that party.  For purposes of this Agreement,
"Good Reason" shall mean that any of the following occurs without Employee's prior written consent:  (i) a material change by D.A.W. in Employee's title and position and/or the assignment of Employee to duties and responsibilities that are inconsistent with his position; (ii) a material reduction by D.A.W. in the total annual compensation that Employee is eligible to receive; (iii) a material breach by D.A.W. of any of the terms of this Agreement and failure to remedy such breach within twenty (20) days following written notice from
Employee identifying the breach; (iv) a relocation of Employee's principal business office of more than sixty (60) miles from its current location; or
(v) during the Term, a "Change in Control" occurs.  For purposes of this
Agreement, a "Change in Control" shall mean that (x) Nyer sells a majority of its ownership interest in D.A.W.; or (y) D.A.W. sells a majority of its assets in a single sale or a series of sales authorized by the Board of Directors of
D.A.W. and Employee's employment is terminated by D.A.W. in connection with the sale or sales and Employee does not enter into an agreement providing for comparable employment with any successor or assign of D.A.W. or any purchaser of the assets of D.A.W.
7.	Payment Upon Termination.  In the event that Employee's employment with
D.A.W. terminates, Employee will be paid the following:      (a)	Termination
for Any Reason.  In the event that Employee's employment
with D.A.W. terminates for any reason, then D.A.W. shall pay him for the following items that were earned and accrued but unpaid as of the date of termination: (i) his Base Salary; (ii) a pro rata share of his Bonus for the year in which the termination occurs; (iii) a cash payment for all accrued, unused vacation calculated at Employee's then Base Salary rate; (iv)
reimbursement for any unpaid business expenses; and (v) such other benefits and payments to which Employee may be entitled by law or pursuant to the benefit plan of D.A.W. then in effect.
      (b)	Termination Without Cause or For Good Reason.  In addition to the payments provided for in Section 7(a), in the event that (i) D.A.W. terminates
Employee's employment other than for death, disability or Cause pursuant to
Section 6(d), or (ii) Employee terminates his employment with D.A.W. for Good
Reason pursuant to Section 6(e); D.A.W. will provide Employee, within thirty
(30) days of such termination, with severance benefits consisting of the following; provided that Employee executes a general release of any claims that he has against D.A.W:
(i)	A lump sum severance payment in an amount equal to the total of (x) one year of Base Salary at the salary rate then in effect, and (y) the last annual
Bonus paid to Employee (or, in the event that the termination occurs before any Bonus has been paid, the annualized Bonus for the year in which the termination occurs, based on D.A.W.'s Income as of the termination date).
(ii)	D.A.W. shall pay the cost of Employee's COBRA continuation coverage for six (6) months.
      (c)	No Mitigation.  Employee shall not be required to mitigate amounts payable under this Section 7 by seeking other employment or otherwise.
      (d)	Continuing Effect.  Notwithstanding the termination of Employee's employment at any time or for any reason, as provided in this Section 6 or otherwise, the provisions of Sections 6, 7 and 8 of this Agreement shall remain in full force and effect; provided, however, if Employee shall be terminated pursuant to Section 6(d) above, the provisions of Sections 8(a), 8(b) and 8(c)
shall not apply.
8.	Non-Competition Agreement.
      (a)	Non-Competition With D.A.W.  Employee agrees that, during the Term and for a period of six (6) months thereafter, he will not, directly or indirectly, in association with or as a stockholder, director, officer, consultant, employee, partner, joint venturer, member or otherwise of or through any person, firm, corporation, partnership, association or other entity, compete with D.A.W. in the offer, sale or marketing of products or services that are competitive with the products or services offered by D.A.W.
as of the date of termination, within five (5) miles of any D.A.W. store existing at the time of termination; provided, however, the foregoing shall not prevent Employee from accepting employment with any enterprise engaged in two or more lines of business, one of which is the same or similar to D.A.W.'s business (the "Prohibited Business") so long as the Employee's employment is substantially unrelated to the Prohibited Business.  Nothing in this Section
8(a) shall prohibit Employee from owning up to two percent(2%) (or, in the case of Nyer, an unlimited percentage) of the securities of any publicly-traded enterprise engaged in Prohibited Business.
      (b)	Non-Solicitation of Customers.  Employee agrees that, during the
Term and for a period of six (6) months thereafter, he will not, directly or indirectly, seek Prohibited Business from any "Customer" on behalf of any enterprise or business other than D.A.W., refer Prohibited Business from any
Customer to any enterprise or business other than D.A.W., or receive commissions based on sales or otherwise relating to Prohibited Business from any Customer, or any enterprise or business other than D.A.W.  For purposes of this Section 8(b), "Customer" means any person for or to whom D.A.W. sold medical prescriptions during the twenty-four (24) month period prior to the date of termination of employment.
      (c)	Non-Solicitation of Employees.  Employee agrees that, during the
Term and for a period of six (6) months thereafter, he will not, directly or indirectly, (i) solicit, recruit, hire or retain any employee or independent contractor of D.A.W. then employed or engaged by D.A.W., or (ii) otherwise induce or attempt to influence any such employee or independent contractor to leave D.A.W.'s employ.  This Section 8(c) shall not apply to any employee or independent contractor whose employment or engagement has been terminated by
D.A.W.
      (d)	Employee agrees that the duration and geographical scope of the provisions set forth in this Section 8 are reasonable in light of the circumstances as they exist on the date this Agreement is executed.  In the event that a court of competent jurisdiction determines that the duration or geographical scope of such provisions is unreasonable and unenforceable, then its the intention and the agreement of Employee and D.A.W. that the terms deemed unenforceable shall be construed by the court in such a manner as to impose only those restrictions on Employee's conduct that are reasonable in the light of the circumstances and as are necessary to assure to D.A.W. the benefits of this Agreement.
9.	Nondisclosure of Confidential Information.  Employee acknowledges that, during his employment hereunder, he will learn and will have access to confidential information regarding D.A.W., including, without limitation (i)
confidential or secret plans, programs, documents, agreements or other material relating to the business, services or activities of D.A.W. and (ii) trade secrets, market reports, customer investigations, customer lists and other similar information that is proprietary information of D.A.W. (collectively referred to as "Confidential Information"). Employee acknowledges that such
Confidential Information is a valuable and unique asset.  All Confidential
Information obtained by Employee in the course of his employment with D.A.W. is and shall remain the exclusive property of D.A.W..  Employee agrees that he will not (except in connection with, and as required by, his performance of his duties under this Agreement) use for his own benefit or the benefit of any person or entity with which he may be associated, or disclose, any Confidential
Information to any person or entity for any reason without the prior written consent of the D.A.W.'s Board of Directors.  Confidential Information shall not include any information that is or becomes publicly available through no action by or omission of Employee.  Employee agrees that, upon the termination of his employment with D.A.W. for any reason, or otherwise upon request by the
D.A.W. Board of Directors, he will deliver to D.A.W., all originals and copies of Confidential Information in his possession or control.
10.	Equitab1e Relief; Enforcement.
      (a)	D.A.W. and Employee recognize that the services to be rendered under this Agreement by Employee are special, unique and of extraordinary character, and that in the event of the breach by Employee of the terms and conditions of this Agreement or if the Employee, without the prior written consent of the
D.A.W.'s Board of Directors shall take any action in violation of Sections 8 or
9 of this Agreement, D.A.W. will be entitled to institute and prosecute proceedings in any court of competent jurisdiction referred to in Section
10(b)below, to enjoin Employee from breaching the provisions of Sections 8 or
9.  In the course of instituting and prosecuting such action, D.A.W. will not be required to plead or prove irreparable harm, or lack of an adequate remedy at law and shall not be required to post a bond.
      (b)	Any proceeding or action by any party alleging a breach of this
Agreement shall be commenced in state or federal courts in Boston,
Massachusetts. Employee, Nyer and D.A.W. irrevocably and unconditionally submit to the personal jurisdiction of such courts and agree to take any and all future action necessary to submit to the jurisdiction of such courts.  Each party  waives any objection that he or it may have to the venue of any proceeding brought in any such court and further waives any claim that any such proceeding has been brought in an inconvenient forum.  Final judgment against
Employee, Nyer or D.A.W. in any such suit shall be conclusive and may be enforced in other jurisdictions by suit on the judgment, a certified or true copy or which shall be conclusive evidence of the fact and the amount of any liability of Employee, Nyer or D.A.W. therein described, or by appropriate proceedings under any applicable treaty or otherwise.
11.	Severability.  If any provision of this Agreement shall be found by a court of competent jurisdiction to be invalid or unenforceable for any reason, such finding shall not have the effect of rendering any other provision of this
Agreement invalid or unenforceable, but this Agreement shall be reformed and construed as if such invalid or unenforceable provision had never been contained herein and such provision reformed so that it would be valid and enforceable to the maximum extent permitted.
12.	Catchup.  If and to the extent that the exercise price exceeds $1.84 for the twelve thousand (12,000) shares of Nyer's Common Stock provided in Paragraph
5 above, then Nyer shall immediately pay to the Employee the difference between
$1.84 and the exercise price per share so that Employee is made whole for any cost in excess of $1.84 per share, multiplied by 12,000.
13.	Indemnification; Insurance.  If Employee is made a party or witness to any threatened, pending, or completed action, suit, or proceeding (whether civil, criminal, administrative or investigative) in any manner concerning or relating to his service, actions, or omissions on behalf of Nyer and/or D.A.W. as an officer, employee, director or agent thereof or of any entity with respect to which Nyer or D.A.W. directed or requested him to provide services, then Nyer and/or D.A.W. must, to the maximum extent the appropriate state law permits, and in addition to any such right granted to or available to Employee under either company's Charter, By-laws or other resolutions or agreements, defend, indemnify and hold Employee harmless against all expenses (including attorneys'
fees), judgments, fines, and amounts paid in settlement.  Nyer or D.A.W. (as the case may be)  will, upon Employee's request, promptly advance or pay any amounts for reasonable costs, charges, or expenses (including any legal fees and expenses incurred by counsel that Employee retains) in respect of his right to indemnification hereunder or in furtherance of such right, subject to a later determination as to Employee's ultimate right to receive indemnification.
Nyer and D.A.W. each represent and covenant that it has in place and will maintain appropriate levels of errors and omissions and directors' and officers' insurance.  Employee's right to indemnification and to insurance coverage will survive until the expiration of all applicable statutes of limitations, without regard to the earlier cessation of his employment with Nyer or D.A.W. or any termination or expiration of this Agreement.
14.	Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature.
15.	Benefit.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns.
This Agreement may not be assigned by any party without the prior written consent of the other parties.
16.	Notices and Addresses.  All notices required to be provided under this
Agreement shall be in writing, and shall be deemed delivered if delivered to the addressee in person, via Federal Express or similar receipted delivery, by facsimile delivery or, if mailed, postage prepaid, by certified mail, return receipt requested, as follows:

Employee:	                  David Dumouchel
					c/o D.A.W., Inc.
					13 WATER STREET
					HOLLISTON, MA 01746
					VIA EMAIL - Davidd@EatonApothecary.com
					Fax no.:  508-429-8237

D.A.W.				D.A.W., Inc.
					13 WATER STREET
					HOLLISTON, MA 01746
					VIA EMAIL - Markd@EatonApothecary.com
					Fax no.:  508-429-8237

Nyer		                  Chief Executive Officer
					Nyer Medical Group, Inc.
					1292 Hammond Street
					Bangor, ME 04401
					Fax no.:  207-941-9392


or to such other address as any party may, by notice to the other parties, designate from time to time. All notices provided hereunder shall be deemed to be effective upon actual receipt by the addressee.  Unless otherwise provided, any notice required or permitted under this Employment Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the Party to be notified or upon delivery by confirmed facsimile transmission, electronic transmission with confirmed receipt or nationally recognized overnight courier service or upon deposit with and delivery by the United States Post Office, by registered or certified mail, postage prepaid and addressed to the Party to be notified at the address indicated for such
Party immediately above, or at such other address as such Party may designate by ten (10) days' advance written notice to the other Parties.
17.	Attorney's Fees.  In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, the prevailing party shall be entitled to an award by the court, of reasonable attorney's fees, costs and expenses.
18.	Governing Law.  This Agreement shall be governed or interpreted according to the internal laws of the Commonwealth of Massachusetts without regard to choice of law principles.
19.	Entire Agreement, Modification.  This Agreement constitutes the entire
Agreement between the parties and supersedes all prior oral and
Written agreements among the parties hereto with respect to the subject matter
hereof.   This Agreement may not be modified except by a written document signed by each party.
20.	Waiver.  No consent to or waiver of any breach or default in the performance of any obligation hereunder shall be deemed or construed to be a consent to or waiver of any other breach or default in the performance of any of the same or any other obligations hereunder. No purported waiver hereunder shall be effective unless it is in writing and signed by the waiving party.
21.	Headings.  Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret, in whole or in part, any of the terms of this Agreement.
22.	Termination of Prior Agreement.  The prior employment agreement between
D.A.W. and Employee is terminated as of the effective date of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

						EMPLOYEE:

						David Dumouchel

						D.A.W., INC.

	By:
	Title:
	Print Name:



						NYER MEDICAL GROUP, INC.

	By:
	Title:
	Print Name:



















Nyer Medical Group, Inc.
2002 Stock Option Plan

NON-QUALIFIED STOCK OPTION AGREEMENT
	This Non-Qualified Stock Option Agreement (this "Agreement") is effective as of _________ 2008, between Nyer Medical Group, Inc. a Florida corporation
(the "Corporation"), and ______________ (the "Optionee").

W I T N E S S E T H:

	WHEREAS, the Corporation's Board of Directors established the Nyer Medical Group, Inc. 2002 Stock Option Plan (the "Plan") as approved on _______________, subject to approval of, the stockholders of the Corporation; and

	WHEREAS, the Committee appointed by the Board of Directors of the Corporation pursuant to Article 3 of the Plan (the "Committee"), has granted this Option to the Optionee;

	NOW, THEREFORE, in consideration of the mutual covenants hereinafter contained, the parties hereto agree as follows:

1.	Grant of Option.
      (a)	Option.  On the terms and conditions set forth in the Plan and this Agreement, the Corporation hereby grants to the Optionee this Option to purchase an aggregate of 12,000 shares of common stock, .0001 par value, of the Corporation (the "Shares") at a price of $____ per Share. This Option is not intended to qualify as an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and shall be
construed accordingly.      (b)	Stock Option Plan.  This Option is granted
pursuant to the Plan, a
copy of which the Optionee acknowledges having received, read and understood. The provisions of the Plan are hereby incorporated by reference into this Agreement.
2.	Right to Exercise.
	Subject to the terms and conditions of the Plan and this Agreement, the Shares subject to this Option shall vest on the first anniversary of the date hereof (the "Anniversary Date").

3.	No Transfer.

Except as provided in the Plan, this Option is not transferable by Optionee otherwise than by will or the laws of descent and distribution.

4.	Exercise Procedures.
      (a)	Notice of Exercise.  The Optionee or the Optionee's representative may exercise this Option by giving written notice to the Committee in the manner provided in the Plan and substantially in the form annexed hereto as Exhibit A.
The notice shall specify the election to exercise this Option, the number of
Shares with respect to which this Option is being exercised and the form of payment (if more than one form is available).  The notice shall be signed by the
person exercising this Option.   In the event that this Option is being
exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Committee) of the representative's right to exercise this Option. The Optionee or the Optionee's representative shall deliver to the Corporation at the time of giving the notice, payment in a form provided under Section 5 for the full amount of the exercise price applicable to that portion of this Option being exercised.
      (b)	Issuance of Shares.  After receiving a proper notice of exercise, the Corporation shall cause to be issued a certificate or certificates for the
Shares as to which this Option has been exercised, registered in the name of the person exercising this Option and bearing such legends as may be appropriate.
The Corporation shall cause such certificate or certificates to be delivered to or upon the order of the person exercising this Option.
      (c)	Withholding Taxes.  In the event that the Committee determines that the Corporation is required to withhold foreign, federal, state or local tax as a result of the exercise of this Option, the Optionee, as a condition to the exercise of this Option, shall make arrangements satisfactory to the Committee to enable the Corporation to satisfy all withholding requirements.  Any
Shares purchased by exercising this Option shall also be issued subject to condition that the Optionee shall make the arrangements satisfactory to the
Committee to enable the Corporation to satisfy any withholding requirements that may arise in connection with the disposition of such Shares.
5.	Payment for Stock.
      (a)	Cash.  All or part of the exercise price may be paid in lawful money of the United States of America.
      (b)	Property or Stock.  At the sole discretion of the Committee, all or part of the exercise price may be paid by the surrender of Shares in good form for transfer.  Such property or Shares must have a Market Price (as determined by the Committee) on the date of exercise of this Option which, together with any amount paid in another form, is equal to the aggregate exercise price.
      (c)	Promissory Note.  At the discretion of the Committee, all or part of the exercise price may be paid by delivery of the Optionee's personal recourse note bearing interest payable not less than annually at no less than the
Applicable Federal Rate, as defined in Section 1274(d) of the Code, along with a pledge agreement satisfactory to the Committee, together with a stock certificate or certificates representing shares of the Corporation's Common
Stock (having a Market Price equal as of the date of exercise to at least the value of the principal amount of the note), duly endorsed or accompanied by a stock power or powers duly endorsed, to secure the Optionee's obligations under such personal recourse note.
      (d)	Exercise/Sale.  At the sole discretion of the Committee, all or part of the exercise price and any withholding taxes may be paid by the delivery of an irrevocable direction (acceptable to the Committee) to a securities broker approved by the Corporation to sell Shares and to deliver all or part of the sales proceeds to the Corporation.
      (e)	Pledge.  At the sole discretion of the Committee, all or part of the exercise price and any withholding taxes may be paid by the delivery of an irrevocable direction (acceptable to the Committee) to a securities broker or lender approved by the Corporation to pledge Shares as security for a loan and to deliver all or part of the loan proceeds to the Corporation.
6.	Term and Expiration.
      (a)	Term of Option.  This Option shall expire on the day before the tenth anniversary of the date hereof, unless sooner terminated as provided in the Plan, and may be exercised during such term only in accordance with the Plan and this Agreement.
      (b)	Forfeiture on Termination for Cause.  This Option shall be forfeited immediately upon an Optionee's termination of employment if the termination is for "cause".  The term "cause" shall mean any one (or more) of the following:
(i) the Optionees 's commission of any fraud, misappropriation or misconduct which causes demonstrable injury to the Corporation or a subsidiary or affiliate; or (ii) an act of dishonesty by the Optionee resulting or intended to result, directly or indirectly, in gain or personal enrichment at the expense of the Corporation or a subsidiary or affiliate; or (iii) such meaning, if any, as set forth in any employment agreement between the employee and the Corporation.
It shall be within the sole discretion of the Committee to determine whether an employee's termination was for one of the foregoing reasons, and its decision shall be final and conclusive.
      (c)	Termination other than from Disability, Death or Retirement.  Upon an Optionee's termination of employment for reasons other than death, Disability or Retirement, this Option, which is otherwise exercisable, shall terminate unless exercised within no more than 180 days following the Termination Date, but in no event after the expiration of the exercise period of the Option.
      (d)	Termination from Disability or Retirement.  Upon an Optionee's termination of employment because of Disability or Retirement, this Option, which is otherwise exercisable, shall terminate unless exercised within the period of 365 days following such date, but in no event after the expiration date of the exercise period of the Option.
      (e)	 Termination because of Death.  Upon an Optionee's death, any
Options held by the Optionee at the date of death and which were otherwise exercisable on such date shall be exercisable by the Designated Beneficiary or personal representative for a period of two years from the date of death, but in no event later than the expiration date of the exercise period of the
Option.
7.	No Registration Rights.
	The Corporation may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law.  The
Corporation shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.
8.	Securities Law and Other Restrictions.
	Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Committee at its discretion, may impose restrictions upon the sale, pledge or other transfer of such Shares
(including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable in order to achieve compliance with any agreement to which the Corporation is a party, the Securities Act, the securities laws of any state or any other law or with restrictions imposed on the Corporation by its underwriters, or otherwise.
9.	Miscellaneous Provisions.
      (a)	Entire Agreement; Amendments.  This Agreement and the Plan
constitute the entire agreement between the parties hereto with regard to the subject matter hereof.  This Agreement may not be amended except by a written instrument signed by both parties hereto.
      (b)	Choice of Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Florida.

	IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed on its behalf by a duly authorized officer and the Optionee has personally executed this Agreement.

						Nyer Medical Group, Inc.


______________________________	By:___________________________________
	[Optionee]              		, Treasurer

Optionee's Address:



	EXHIBIT A

[Date of Exercise]
[Corporation]
[Address]
[Address]
Attention: Corporate Secretary

	Re:	Stock Option

Dear Sir:

	I am the holder of a stock option granted to me by Nyer Medical Group, Inc. (the "Corporation"), pursuant to a Non-Qualified Stock Option Agreement dated as of _________, to purchase ______________ shares of Common Stock of the Corporation ("Shares"). I hereby exercise such option with respect to ___________ Shares, the total purchase price for which is $__________, and [I enclose a certified, bank cashier's or other acceptable check payable to the order of the Corporation in the amount of $_______, representing the total purchase price for the Shares] [I hereby elect to pay the purchase price by delivering to the Corporation _____ shares of Common Stock of the Corporation having a fair market value equal to $___________ from the Shares I am purchasing pursuant to the exercise of such option] [I enclose an irrevocable direction to a securities broker to deliver sales or loan proceeds to the Corporation in the amount of $_______, representing the total purchase price for the Shares]. [I enclose the necessary promissory note, pledge agreement and related documents pursuant to my loan from the Corporation in the amount of $_____representing the total purchase price for the Shares]. The certificate or certificates representing the Shares should be registered in my name and should be forwarded to me at ________________________.

	Please acknowledge receipt of the exercise of my stock option on the attached copy of this letter.

						Very truly yours,



						[OPTIONEE]

RECEIPT ACKNOWLEDGED:

[CORPORATION]

By: ________________________________










====================================================================

APPENDIX H EMPLOYMENT AGREEMENT OF WAYNE GUNTER
---------- ------------------------------------
EMPLOYMENT AGREEMENT

	THIS EMPLOYMENT AGREEMENT (the "Agreement"), is made and entered into as of the __ day of ___________, 2008 by D.A.W., Inc., a Massachusetts corporation ("D.A.W.") and Nyer Medical Group, Inc., a Florida corporation ("Nyer") on the one hand, and Wayne Gunter (the "Employee") on the other hand.

	WHEREAS, D.A.W. is a wholly owned subsidiary of Nyer; and

	WHEREAS, D.A.W. is primarily engaged in overseeing the operation of pharmacies and in developing its franchise business in Massachusetts known as Eaton Apothecary; and
	WHEREAS, D.A.W. is desirous of employing Employee as a pharmacy manager and the Employee is desirous of accepting employment with D.A.W., on the terms stated herein.

	NOW, THEREFORE, in consideration of the mutual covenants and promises set forth herein, the parties hereto agree as follows:
1.	Term of Employment.  D.A.W.  hereby employs Employee, and Employee hereby accepts employment with D.A.W., for a period commencing on the date first written above and ending three (3) years thereafter, unless terminated earlier pursuant to Section 6 below (the "Term").  This agreement may only be renewed in a writing that is mutually agreed upon by the parties.
2.	Positions, Duties, Licenses, Policies.
      (a)	Positions.
	(i)  Employee shall serve as a pharmacy manager and in that capacity, shall report directly to the President of D.A.W.
      (b)	Duties:	  Employee shall perform the duties and exercise the
authority customarily associated with the position of pharmacy manager, providing that the Employee's duties and authority as a pharmacy manager shall be consistent with the Employee's duties and authority on behalf of D.A.W. as of the date of this Agreement.  Employee shall perform such other duties as may be assigned to him from time to time by D.A.W.; provided, however, that D.A.W.
may not materially modify Employee's general duties and authority.  Employee shall devote substantially his full business time and best efforts to the performance of his duties hereunder.  Employee shall not engage in any other employment or render any services (with or without compensation) to any other person, business or organization without the prior written consent of  D.A.W.;
provided, however, that Employee shall be permitted to devote a reasonable
(but limited) amount of his time, without compensation, to professional, charitable or similar organizations and to oversee his personal investments.
      (c)	Licenses.  Employee shall maintain in good standing all licenses required to perform his duties hereunder, including, without limitation, all licenses required to serve as a  pharmacy manager in Massachusetts.
      (d)	Adherence to Inside Information Policies.  Employee acknowledges that, as a publicly traded company, Nyer has implemented policies intended to preclude its employees and those of its subsidiaries from  trading on material, non-public information or providing such information to others.  Employee shall promptly execute any agreement generally distributed by Nyer to its employees requiring such employees to abide by such policies.
3.	Compensation.
      (a)	Base Salary.  Employee shall receive an aggregate base salary of
$150,000 per year (the "Base Salary"), payable in accordance with D.A.W.'s customary payroll practices. The salary shall be increased on each anniversary date of this Agreement in an amount equal to the percentage change over the past twelve (12) months in the average hourly rate paid to pharmacy managers employed by D.A.W.
      (b)	Bonus.  D.A.W. shall pay Employee an annual bonus (the "Bonus") as follows:
	D.A.W. shall fund an annual bonus pool based on the income of D.A.W. for each fiscal year, which income shall be calculated before deductions for income taxes and management fees paid to Nyer (the "Income").  D.A.W. shall fund the bonus pool in accordance with the following formulas:
(i)	Ten percent (10%) of Income between $450,000.00 and $900,000.00.
(ii)	Fifteen percent (15%) of Income between $900,001.00 and $1,350,000.00.
(iii)	Twenty percent (20%) of Income in excess of $1,350,000.00.
	Fifty percent (50%) of the bonus pool shall be distributed to
Mark Dumouchel, David Dumouchel, Donato Mazzola, Michael Curry and Employee
(the "Pool Group") (so long as each is employed by D.A.W.).  Mark Dumouchel shall receive 17% with the remaining 33% distributed pro-rata among each of the other members of the aforementioned Pool Group.  The remaining fifty percent (50%) of the bonus pool shall be distributed to employees of D.A.W. The employees receiving bonuses and the amounts of each bonus shall be determined by Mark Dumouchel and David Dumouchel in their sole discretion.
D.A.W. shall fund the bonus pool, and bonuses shall be paid within ninety (90)
days following the end of D.A.W.'s fiscal year end.
4.	Other Benefits.  Employee shall be eligible for the following benefits:
      (a)	Medical, Dental, Disability and Life Insurance Coverage.  D.A.W.
shall provide Employee, at D.A.W.'s expense, with medical, dental, disability and life insurance coverage consistent with D.A.W.'s policies and plans in existence on the date of the signing of this Agreement.  D.A.W. reserves the right to modify its medical, dental, disability and life insurance coverage plans at any time; provided, that Employee shall receives benefits that are at least equal to the benefits currently received.
      (b)	Additional Life Insurance Coverage.  D.A.W. shall, at its sole expense, maintain additional term life insurance coverage of Employee in the amount of $1,000,000.00 with beneficiaries to be named by Employee.
      (c)	Automobile.  D.A.W. shall provide Employee with a leased vehicle, which it leases, with full insurance coverage and shall reimburse Employee for gasoline and related expenses.  The leased vehicle and relates expenses shall not exceed $500.00 per month.
      (d)	Vacation.  Employee shall be entitled to four (4) weeks paid vacation per year, which shall accrue on the date of the signing of this
Agreement and on each anniversary thereafter.      (e)	Other Benefits.
Employee shall be eligible to participate in all
other benefits plans, programs and arrangements as D.A.W. shall provide to its employees generally from time to time, in accordance with the terms of those plans, programs and arrangements.
      (f)	Business Expenses.  D.A.W. will reimburse Employee for all
reasonable and usual business expenses incurred by him in the performance of his duties hereunder in accordance with the applicable reimbursing party's expense reimbursement policy.
5.	Stock Options.  On the effective date of this Agreement, Nyer shall grant
Employee a non-qualified option to purchase twelve thousand (12,000) shares of
Nyer's common stock, .0001 par value, in accordance with the terms of Nyer's
2002 Stock Option Plan (the "Plan").  The exercise price of the option shall be the Market Price (as such term is defined in the Plan) of Nyer's stock on the date of such grant.  The option will be exercisable on the first anniversary of the date hereof.  Nyer and Employee will enter into a stock option agreement on the date hereof with respect to the grant of the option to Employee, in the form attached hereto as Exhibit 1.
6.	Termination.  Employee's employment hereunder may be terminated prior to the expiration of the Term as follows:
      (a)	Death.  Employee's employment shall terminate automatically upon
Employee's death.
      (b)	Disability.  D.A.W. may elect to terminate Employee's employment in the event that he shall be prevented, by illness, accident, disability or any other physical or mental condition (to be determined by means of a written opinion of a medical doctor chosen by mutual agreement of Employee (or his personal representative(s)) from substantially performing his duties and responsibilities hereunder for one or more periods totaling one hundred and twenty (120) days in any twelve (12) month period.
      (c)	By D.A.W. for Cause.  D.A.W. may terminate Employee's employment at any time for "Cause" upon written notice to Employee.  For purposes of this
Section 5, "Cause" shall mean: (i) Employee is convicted of a felony or a misdemeanor involving moral turpitude; (ii) Employee has acted with gross negligence or intentional misconduct in the performance of his duties hereunder.  For the purpose of the section, a dispensing error or errors shall not be considered negligence unless the Employee has his license to practice pharmacy revoked by the Massachusetts Board of Registration in
Pharmacy consistent with 247 CMR Section 10 disciplinary proceedings; (iii)
Employee misappropriates D.A.W.'s funds or otherwise defrauds D.A.W.; (iv)
Employee breaches a fiduciary duty to D.A.W. and fails to cure such breach within  twenty (20) days after receipt of written notice from D.A.W.
identifying the breach and the actions required to cure it, if curable; (v)
Employee materially breaches a material term of this Agreement or a material written policy of D.A.W. and fails to cure such breach within twenty (20)
days after receipt of written notice from D.A.W. identifying the breach and the actions required to cure it, if curable; (vi) Employee fails to perform his duties hereunder and fails to cure such failure within twenty (20) days after receipt of written notice from D.A.W.; or (vii) Employee suffers from alcoholism or drug addiction or otherwise repeatedly uses illegal drugs, or uses prescription drugs except strictly in accordance with the orders of a physician or dentist.
      (d)	By D.A.W. Other Than For Death, Disability or Cause.  D.A.W. may
terminate Employee's employment other than for death, disability or Cause upon sixty (60) days prior written notice to Employee.
      (e)	By Employee For Good Reason or Any Reason.  Employee may terminate his employment with D.A.W. at any time with or without "Good Reason" upon sixty
(60) days prior written notice to that party.  For purposes of this Agreement,
"Good Reason" shall mean that any of the following occurs without Employee's prior written consent:  (i) a material change by D.A.W. in Employee's title and position and/or the assignment of Employee to duties and responsibilities that are inconsistent with his position; (ii) a material reduction by D.A.W. in the total annual compensation that Employee is eligible to receive; (iii) a material breach by D.A.W. of any of the terms of this Agreement and failure to remedy such breach within twenty (20) days following written notice from
Employee identifying the breach; (iv) a relocation of Employee's principal business office of more than sixty (60) miles from its current location; or (v) during the Term, a "Change in Control" occurs.  For purposes of this Agreement, a "Change in Control" shall mean that (x) Nyer sells a majority of its ownership interest in D.A.W.; or (y) D.A.W. sells a majority of its assets in a single sale or a series of sales authorized by the Board of
Directors of D.A.W. and Employee's employment is terminated by D.A.W. in connection with the sale or sales and Employee does not enter into an agreement providing for comparable employment with any successor or assign of D.A.W. or any purchaser of the assets of D.A.W.
7.	Payment Upon Termination.  In the event that Employee's employment with
D.A.W. terminates, Employee will be paid the following:
      (a)	Termination for Any Reason.  In the event that Employee's employment with D.A.W. terminates for any reason, then D.A.W. shall pay him for the following items that were earned and accrued but unpaid as of the date of termination: (i) his Base Salary; (ii) a pro rata share of his Bonus for the year in which the termination occurs; (iii) a cash payment for all accrued, unused vacation calculated at Employee's then Base Salary rate; (iv)
reimbursement for any unpaid business expenses; and (v) such other benefits and payments to which Employee may be entitled by law or pursuant to the benefit plan of D.A.W. then in effect.
     (b)	Termination Without Cause or For Good Reason.  In addition to the payments provided for in Section 7(a), in the event that (i) D.A.W. terminates
Employee's employment other than for death, disability or Cause pursuant to
Section 6(d), or (ii) Employee terminates his employment with D.A.W. for Good
Reason pursuant to Section 6(e); D.A.W. will provide Employee, within thirty
(30) days of such termination, with severance benefits consisting of the following; provided that Employee executes a general release of any claims that he has against D.A.W:  (i) A lump sum severance payment in an amount equal to the total of (x) one year of Base Salary at the salary rate then in effect, and (y) the last annual Bonus paid to Employee (or, in the event that the termination occurs before any Bonus has been paid, the annualized Bonus for the year in which the termination occurs, based on D.A.W.'s Income as of
the termination date). (ii)	D.A.W. shall pay the cost of Employee's COBRA
continuation coverage for six (6) months.
      (c)	No Mitigation.  Employee shall not be required to mitigate amounts payable under this Section 7 by seeking other employment or otherwise.
      (d)	Continuing Effect.  Notwithstanding the termination of Employee's employment at any time or for any reason, as provided in this Section 6 or otherwise, the provisions of Sections 6, 7 and 8 of this Agreement shall remain in full force and effect; provided, however, if Employee shall be terminated pursuant to Section 6(d) above, the provisions of Sections 8(a), 8(b) and 8(c)
shall not apply.
8.	Non-Competition Agreement.
      (a)	Non-Competition With D.A.W.  Employee agrees that, during the Term and for a period of six (6) months thereafter, he will not, directly or indirectly, in association with or as a stockholder, director, officer, consultant, employee, partner, joint venturer, member or otherwise of or through any person, firm, corporation, partnership, association or other entity, compete with D.A.W. in the offer, sale or marketing of products or services that are competitive with the products or services offered by D.A.W.
as of the date of termination, within five (5) miles of any D.A.W. store existing at the time of termination; provided, however, the foregoing shall not prevent Employee from accepting employment with any enterprise engaged in two or more lines of business, one of which is the same or similar to D.A.W.'s business (the "Prohibited Business") so long as the Employee's employment is substantially unrelated to the Prohibited Business.  Nothing in this Section
8(a) shall prohibit Employee from owning up to two percent(2%) (or, in the case of Nyer, an unlimited percentage) of the securities of any publicly-traded enterprise engaged in Prohibited Business.
      (b)	Non-Solicitation of Customers.  Employee agrees that, during the
Term and for a period of six (6) months thereafter, he will not, directly or indirectly, seek Prohibited Business from any "Customer" on behalf of any enterprise or business other than D.A.W., refer Prohibited Business from any
Customer to any enterprise or business other than D.A.W., or receive commissions based on sales or otherwise relating to Prohibited Business from any Customer, or any enterprise or business other than D.A.W.  For purposes of this Section 8(b), "Customer" means any person for or to whom D.A.W. sold medical prescriptions during the twenty-four (24) month period prior to the date of termination of employment.
      (c)	Non-Solicitation of Employees.  Employee agrees that, during the
Term and for a period of six (6) months thereafter, he will not, directly or indirectly, (i) solicit, recruit, hire or retain any employee or independent contractor of D.A.W. then employed or engaged by D.A.W., or (ii) otherwise induce or attempt to influence any such employee or independent contractor to leave D.A.W.'s employ.  This Section 8(c) shall not apply to any employee or independent contractor whose employment or engagement has been terminated by
D.A.W.
      (d)	Employee agrees that the duration and geographical scope of the provisions set forth in this Section 8 are reasonable in light of the circumstances as they exist on the date this Agreement is executed.  In the event that a court of competent jurisdiction determines that the duration or geographical scope of such provisions is unreasonable and unenforceable, then its the intention and the agreement of Employee and D.A.W. that the terms deemed unenforceable shall be construed by the court in such a manner as to impose only those restrictions on Employee's conduct that are reasonable in the light of the circumstances and as are necessary to assure to D.A.W. the benefits of this Agreement.
9.	Nondisclosure of Confidential Information.  Employee acknowledges that, during his employment hereunder, he will learn and will have access to confidential information regarding D.A.W., including, without limitation
(i) confidential or secret plans, programs, documents, agreements or other material relating to the business, services or activities of D.A.W. and (ii)
trade secrets, market reports, customer investigations, customer lists and other similar information that is proprietary information of D.A.W.
(collectively referred to as "Confidential Information"). Employee acknowledges that such Confidential Information is a valuable and unique asset.  All
Confidential Information obtained by Employee in the course of his employment with D.A.W. is and shall remain the exclusive property of D.A.W..  Employee agrees that he will not (except in connection with, and as required by, his performance of his duties under this Agreement) use for his own benefit or the benefit of any person or entity with which he may be associated, or disclose, any Confidential Information to any person or entity for any reason without the prior written consent of the D.A.W.'s Board of Directors.  Confidential
Information shall not include any information that is or becomes publicly available through no action by or omission of Employee.  Employee agrees that, upon the termination of his employment with D.A.W. for any reason, or otherwise upon request by the D.A.W. Board of Directors, he will deliver to
D.A.W., all originals and copies of Confidential Information in his possession or control.
10.	Equitab1e Relief; Enforcement.
      (a)	D.A.W. and Employee recognize that the services to be rendered under this Agreement by Employee are special, unique and of extraordinary character, and that in the event of the breach by Employee of the terms and conditions of this Agreement or if the Employee, without the prior written consent of the
D.A.W.'s Board of Directors shall take any action in violation of Sections 8 or
9 of this Agreement, D.A.W. will be entitled to institute and prosecute proceedings in any court of competent jurisdiction referred to in Section 10(b)
below, to enjoin Employee from breaching the provisions of Sections 8 or 9.  In the course of instituting and prosecuting such action, D.A.W. will not be required to plead or prove irreparable harm, or lack of an adequate remedy at law and shall not be required to post a bond.
      (b)	Any proceeding or action by any party alleging a breach of this
Agreement shall be commenced in state or federal courts in Boston,
Massachusetts. Employee, Nyer and D.A.W. irrevocably and unconditionally submit to the personal jurisdiction of such courts and agree to take any and all future action necessary to submit to the jurisdiction of such courts.  Each party  waives any objection that he or it may have to the venue of any proceeding brought in any such court and further waives any claim that any such proceeding has been brought in an inconvenient forum.  Final judgment against
Employee, Nyer or D.A.W. in any such suit shall be conclusive and may be enforced in other jurisdictions by suit on the judgment, a certified or true copy or which shall be conclusive evidence of the fact and the amount of any liability of Employee, Nyer or D.A.W. therein described, or by appropriate proceedings under any applicable treaty or otherwise.
11.	Severability.  If any provision of this Agreement shall be found by a court of competent jurisdiction to be invalid or unenforceable for any reason, such finding shall not have the effect of rendering any other provision of this
Agreement invalid or unenforceable, but this Agreement shall be reformed and construed as if such invalid or unenforceable provision had never been contained herein and such provision reformed so that it would be valid and enforceable to the maximum extent permitted.
12.	Catchup.  If and to the extent that the exercise price exceeds $1.84 for the twelve thousand (12,000) shares of Nyer's Common Stock provided in Paragraph
5 above, then Nyer shall immediately pay to the Employee the difference between
$1.84 and the exercise price per share so that Employee is made whole for any cost in excess of $1.84 per share, multiplied by 12,000.
13.	Indemnification; Insurance.  If Employee is made a party or witness to any threatened, pending, or completed action, suit, or proceeding (whether civil, criminal, administrative or investigative) in any manner concerning or relating to his service, actions, or omissions on behalf of Nyer and/or D.A.W. as an officer, employee, director or agent thereof or of any entity with respect to which Nyer or D.A.W. directed or requested him to provide services, then Nyer and/or D.A.W. must, to the maximum extent the appropriate state law permits, and in addition to any such right granted to or available to Employee under either company's Charter, By-laws or other resolutions or agreements, defend, indemnify and hold Employee harmless against all expenses (including attorneys'
fees), judgments, fines, and amounts paid in settlement.  Nyer or D.A.W. (as the case may be)  will, upon Employee's request, promptly advance or pay any amounts for reasonable costs, charges, or expenses (including any legal fees and expenses incurred by counsel that Employee retains) in respect of his right to indemnification hereunder or in furtherance of such right, subject to a later determination as to Employee's ultimate right to receive indemnification.
Nyer and D.A.W. each represent and covenant that it has in place and will maintain appropriate levels of errors and omissions and directors' and officers' insurance.  Employee's right to indemnification and to insurance coverage will survive until the expiration of all applicable statutes of limitations, without regard to the earlier cessation of his employment with Nyer or D.A.W. or any termination or expiration of this Agreement.
14.	Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature.
15.	Benefit.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns.
This Agreement may not be assigned by any party without the prior written consent of the other parties.
16.	Notices and Addresses.  All notices required to be provided under this
Agreement shall be in writing, and shall be deemed delivered if delivered to the addressee in person, via Federal Express or similar receipted delivery, by facsimile delivery or, if mailed, postage prepaid, by certified mail, return receipt requested, as follows:
Employee:	                  Wayne Gunter
					c/o D.A.W., Inc.
					13 WATER STREET
					HOLLISTON, MA 01746
					VIA EMAIL - Wayneg@EatonApothecary.com
			            Fax no.:  508-429-8237

D.A.W.				D.A.W., Inc.
					13 WATER STREET
					HOLLISTON, MA 01746
					VIA EMAIL - Markd@EatonApothecary.com
					Fax no.:  508-429-8237

Nyer		                  Chief Executive Officer
					Nyer Medical Group, Inc.
					1292 Hammond Street
					Bangor, ME 04401
					Fax no.:  207-941-9392

or to such other address as any party may, by notice to the other parties, designate from time to time. All notices provided hereunder shall be deemed to be effective upon actual receipt by the addressee.  Unless otherwise provided, any notice required or permitted under this Employment Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the Party to be notified or upon delivery by confirmed facsimile transmission, electronic transmission with confirmed receipt or nationally recognized overnight courier service or upon deposit with and delivery by the United States Post Office, by registered or certified mail, postage prepaid and addressed to the Party to be notified at the address indicated for such Party immediately above, or at such other address as such Party may designate by ten (10) days' advance written notice to the other Parties.
17.	Attorney's Fees.  In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, the prevailing party shall be entitled to an award by the court, of reasonable attorney's fees, costs and expenses.
18.	Governing Law.  This Agreement shall be governed or interpreted according to the internal laws of the Commonwealth of Massachusetts without regard to choice of law principles.
19.	Entire Agreement, Modification.  This Agreement constitutes the entire
Agreement between the parties and supersedes all prior oral and written agreements among the parties hereto with respect to the subject matter hereof. This Agreement may not be modified except by a written document signed by each party.
20.	Waiver.  No consent to or waiver of any breach or default in the performance of any obligation hereunder shall be deemed or construed to be a consent to or waiver of any other breach or default in the performance of any of the same or any other obligations hereunder. No purported waiver hereunder shall be effective unless it is in writing and signed by the waiving party.
21.	Headings.  Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret, in whole or in part, any of the terms of this
Agreement.
22.	Termination of Prior Agreement.  The prior employment agreement between
D.A.W. and Employee is terminated as of the effective date of this Agreement.


IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

						EMPLOYEE:

						Wayne Gunter
						D.A.W., INC.

	By:			Title:
	Print Name:

						NYER MEDICAL GROUP, INC.

	By:
	Title:
	Print Name:



Nyer Medical Group, Inc.
2002 Stock Option Plan
NON-QUALIFIED STOCK OPTION AGREEMENT

	This Non-Qualified Stock Option Agreement (this "Agreement") is effective as of _________ 2008, between Nyer Medical Group, Inc. a Florida corporation
(the "Corporation"), and ______________ (the "Optionee").

W I T N E S S E T H:

	WHEREAS, the Corporation's Board of Directors established the Nyer Medical Group, Inc. 2002 Stock Option Plan (the "Plan") as approved on _______________, subject to approval of, the stockholders of the Corporation; and

	WHEREAS, the Committee appointed by the Board of Directors of the Corporation pursuant to Article 3 of the Plan (the "Committee"), has granted this Option to the Optionee;

	NOW, THEREFORE, in consideration of the mutual covenants hereinafter contained, the parties hereto agree as follows:

1.	Grant of Option.
      (a)	Option.  On the terms and conditions set forth in the Plan and this Agreement, the Corporation hereby grants to the Optionee this Option to purchase an aggregate of 12,000 shares of common stock, .0001 par value, of the Corporation (the "Shares") at a price of $____ per Share.  This Option is not intended to qualify as an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and shall be construed accordingly.
      (b)	Stock Option Plan.  This Option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received, read and understood.
The provisions of the Plan are hereby incorporated by reference into this Agreement.
2.	Right to Exercise.
	Subject to the terms and conditions of the Plan and this Agreement, the Shares subject to this Option shall vest on the first anniversary of the date hereof (the "Anniversary Date").

3.	No Transfer.
      Except as provided in the Plan, this Option is not transferable by Optionee otherwise than by will or the laws of descent and distribution.

4.	Exercise Procedures.
      (a)	Notice of Exercise.  The Optionee or the Optionee's representative may exercise this Option by giving written notice to the Committee in the manner provided in the Plan and substantially in the form annexed hereto as
Exhibit A.  The notice shall specify the election to exercise this Option, the number of Shares with respect to which this Option is being exercised and the form of payment (if more than one form is available).  The notice shall be signed by the person exercising this Option.  In the event that this Option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Committee) of the representative's right to exercise this Option. The Optionee or the Optionee's representative shall deliver to the Corporation at the time of giving the notice, payment in a form provided under Section 5 for the full amount of the exercise price applicable to that portion of this Option being exercised.
      (b)	Issuance of Shares.  After receiving a proper notice of exercise, the Corporation shall cause to be issued a certificate or certificates for the
Shares as to which this Option has been exercised, registered in the name of the person exercising this Option and bearing such legends as may be appropriate.
The Corporation shall cause such certificate or certificates to be delivered to or upon the order of the person exercising this Option.
      (c)	Withholding Taxes.  In the event that the Committee determines that the Corporation is required to withhold foreign, federal, state or local tax as a result of the exercise of this Option, the Optionee, as a condition to the exercise of this Option, shall make arrangements satisfactory to the Committee to enable the Corporation to satisfy all withholding requirements.  Any Shares purchased by exercising this Option shall also be issued subject to condition that the Optionee shall make the arrangements satisfactory to the Committee to enable the Corporation to satisfy any withholding requirements that may arise
in connection with the disposition of such Shares.  5.	Payment for Stock.
      (a)	Cash.  All or part of the exercise price may be paid in lawful money of the United States of America.
      (b)	Property or Stock.  At the sole discretion of the Committee, all or part of the exercise price may be paid by the surrender of Shares in good form for transfer.  Such property or Shares must have a Market Price (as determined by the Committee) on the date of exercise of this Option which, together with any amount paid in another form, is equal to the aggregate exercise price.
      (c)	Promissory Note.  At the discretion of the Committee, all or part of the exercise price may be paid by delivery of the Optionee's personal recourse note bearing interest payable not less than annually at no less than the Applicable Federal Rate, as defined in Section 1274(d) of the Code, along with a pledge agreement satisfactory to the Committee, together with a stock certificate or certificates representing shares of the Corporation's Common
Stock (having a Market Price equal as of the date of exercise to at least the value of the principal amount of the note), duly endorsed or accompanied by a stock power or powers duly endorsed, to secure the Optionee's obligations under such personal recourse note.
      (d)	Exercise/Sale.  At the sole discretion of the Committee, all or part of the exercise price and any withholding taxes may be paid by the delivery of an irrevocable direction (acceptable to the Committee) to a securities broker approved by the Corporation to sell Shares and to deliver all or part of the sales proceeds to the Corporation.
      (e)	Pledge.  At the sole discretion of the Committee, all or part of the exercise price and any withholding taxes may be paid by the delivery of an irrevocable direction (acceptable to the Committee) to a securities broker or lender approved by the Corporation to pledge Shares as security for a loan and to deliver all or part of the loan proceeds to the Corporation.
6.	Term and Expiration.
      (a)	Term of Option.  This Option shall expire on the day before the tenth anniversary of the date hereof, unless sooner terminated as provided in the Plan, and may be exercised during such term only in accordance with the Plan and this Agreement.
      (b)	Forfeiture on Termination for Cause.  This Option shall be forfeited immediately upon an Optionee's termination of employment if the termination is for "cause".  The term "cause" shall mean any one (or more) of the following:
(i) the Optionees 's commission of any fraud, misappropriation or misconduct which causes demonstrable injury to the Corporation or a subsidiary or affiliate; or (ii) an act of dishonesty by the Optionee resulting or intended to result, directly or indirectly, in gain or personal enrichment at the expense of the Corporation or a subsidiary or affiliate; or (iii) such meaning, if any, as set forth in any employment agreement between the employee and the Corporation.  It shall be within the sole discretion of the Committee to determine whether an employee's termination was for one of the foregoing reasons, and its decision shall be final and conclusive.
      (c)	Termination other than from Disability, Death or Retirement.  Upon an Optionee's termination of employment for reasons other than death, Disability or Retirement, this Option, which is otherwise exercisable, shall terminate unless exercised within no more than 180 days following the Termination Date, but in no event after the expiration of the exercise period of the Option.
      (d)	Termination from Disability or Retirement.  Upon an Optionee's termination of employment because of Disability or Retirement, this Option, which is otherwise exercisable, shall terminate unless exercised within the period of 365 days following such date, but in no event after the expiration date of the exercise period of the Option.
      (e)	 Termination because of Death.  Upon an Optionee's death, any
Options held by the Optionee at the date of death and which were otherwise exercisable on such date shall be exercisable by the Designated Beneficiary or personal representative for a period of two years from the date of death, but in no event later than the expiration date of the exercise period of the
Option.
7.	No Registration Rights.
	The Corporation may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law.  The
Corporation shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.
8.	Securities Law and Other Restrictions.
	Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Committee at its discretion, may impose restrictions upon the sale, pledge or other transfer of such Shares
(including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable in order to achieve compliance with any agreement to which the Corporation is a party, the Securities Act, the securities laws of any state or any other law or with restrictions imposed on the Corporation by its underwriters, or otherwise.
9.	Miscellaneous Provisions.
      (a)	Entire Agreement; Amendments.  This Agreement and the Plan
constitute the entire agreement between the parties hereto with regard to the subject matter hereof.  This Agreement may not be amended except by a written instrument signed by both parties hereto.
      (b)	Choice of Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Florida.

	IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed on its behalf by a duly authorized officer and the Optionee has personally executed this Agreement.

						Nyer Medical Group, Inc.


______________________________	By:___________________________________
[Optionee]              		, Treasurer

Optionee's Address:



	EXHIBIT A

[Date of Exercise]

[Corporation]
[Address][Address]
Attention: Corporate Secretary

	Re:	Stock Option

Dear Sir:

	I am the holder of a stock option granted to me by Nyer Medical Group, Inc. (the "Corporation"), pursuant to a Non-Qualified Stock Option Agreement dated as of _________, to purchase ______________ shares of Common Stock of the Corporation ("Shares"). I hereby exercise such option with respect to ___________ Shares, the total purchase price for which is $__________, and [I enclose a certified, bank cashier's or other acceptable check payable to the order of the Corporation in the amount of $_______, representing the total purchase price for the Shares] [I hereby elect to pay the purchase price by delivering to the Corporation _____ shares of Common Stock of the Corporation having a fair market value equal to $___________ from the Shares I am purchasing pursuant to the exercise of such option] [I enclose an irrevocable direction to a securities broker to deliver sales or loan proceeds to the Corporation in the amount of $_______, representing the total purchase price for the Shares]. [I enclose the necessary promissory note, pledge agreement and related documents pursuant to my loan from the Corporation in the amount of $_____representing the total purchase price for the Shares].
The certificate or certificates representing the Shares should be registered in my name and should be forwarded to me at ________________________.

	Please acknowledge receipt of the exercise of my stock option on the attached copy of this letter.

						Very truly yours,



						[OPTIONEE]


RECEIPT ACKNOWLEDGED:

[CORPORATION]

By: ________________________________






====================================================================




APPENDIX I EMPLOYMENT AGREEMENT OF DONATO MAZZOLA
---------- --------------------------------------
EMPLOYMENT AGREEMENT

	THIS EMPLOYMENT AGREEMENT (the "Agreement"), is made and entered into as of the __ day of ___________, 2008 by D.A.W., Inc., a Massachusetts corporation ("D.A.W.") and Nyer Medical Group, Inc., a Florida corporation ("Nyer") on the one hand, and Donato Mazzola (the "Employee") on the other hand.

	WHEREAS, D.A.W. is a wholly owned subsidiary of Nyer; and

	WHEREAS, D.A.W. is primarily engaged in overseeing the operation of pharmacies and in developing its franchise business in Massachusetts known as Eaton Apothecary; and

	WHEREAS, D.A.W. is desirous of employing Employee as a pharmacy manager and the Employee is desirous of accepting employment with D.A.W., on the terms stated herein.

	NOW, THEREFORE, in consideration of the mutual covenants and promises set forth herein, the parties hereto agree as follows:

1.	Term of Employment.  D.A.W.  hereby employs Employee, and Employee hereby accepts employment with D.A.W., for a period commencing on the date first written above and ending three (3) years thereafter, unless terminated earlier pursuant to Section 6 below (the "Term").  This agreement may only be renewed in a writing that is mutually agreed upon by the parties.
2.	Positions, Duties, Licenses, Policies.
      (a)	Positions.
	(i)  Employee shall serve as a pharmacy manager and in that capacity, shall report directly to the President of D.A.W.
      (b)	Duties:	  Employee shall perform the duties and exercise the
authority customarily associated with the position of pharmacy manager, providing that the Employee's duties and authority as a pharmacy manager shall be consistent with the Employee's duties and authority on behalf of D.A.W. as of the date of this Agreement.  Employee shall perform such other duties as may be assigned to him from time to time by D.A.W.; provided, however, that D.A.W may not materially modify Employee's general duties and authority.  Employee shall devote substantially his full business time and best efforts to the performance of his duties hereunder.  Employee shall not engage in any other employment or render any services (with or without compensation) to any other person, business or organization without the prior written consent of  D.A.W.;
provided, however, that Employee shall be permitted to devote a reasonable
(but limited) amount of his time, without compensation, to professional, charitable or similar organizations and to oversee his personal investments.
      (c)	Licenses.  Employee shall maintain in good standing all licenses required to perform his duties hereunder, including, without limitation, all licenses required to serve as a  pharmacy manager in Massachusetts.
      (d)	Adherence to Inside Information Policies.  Employee acknowledges that, as a publicly traded company, Nyer has implemented policies intended to preclude its employees and those of its subsidiaries from  trading on material, non-public information or providing such information to others.  Employee shall promptly execute any agreement generally distributed by Nyer to its employees requiring such employees to abide by such policies.
3.	Compensation.
      (a)	Base Salary.  Employee shall receive an aggregate base salary of $150,000 per year (the "Base Salary"), payable in accordance with D.A.W.'s customary payroll practices. The salary shall be increased on each anniversary date of this Agreement in an amount equal to the percentage change over the past twelve (12) months in the average hourly rate paid to pharmacy managers employed by D.A.W.
      (b)	Bonus.  D.A.W. shall pay Employee an annual bonus (the "Bonus") as follows:
	D.A.W. shall fund an annual bonus pool based on the income of D.A.W. for each fiscal year, which income shall be calculated before deductions for income taxes and management fees paid to Nyer (the "Income").  D.A.W. shall fund the bonus pool in accordance with the following formulas:
(i)	Ten percent (10%) of Income between $450,000.00 and $900,000.00.
(ii)	Fifteen percent (15%) of Income between $900,001.00 and $1,350,000.00.
(iii)	Twenty percent (20%) of Income in excess of $1,350,000.00.
	Fifty percent (50%) of the bonus pool shall be distributed to Mark
Dumouchel, David Dumouchel, Wayne Gunter, Michael Curry and Employee (the
"Pool Group") (so long as each is employed by D.A.W.).  Mark Dumouchel shall receive 17% with the remaining 33% distributed pro-rata among each of the other members of the aforementioned Pool Group.  The remaining fifty percent (50%) of the bonus pool shall be distributed to employees of D.A.W.  The employees receiving bonuses and the amounts of each bonus shall be determined by Mark
Dumouchel and David Dumouchel in their sole discretion.  D.A.W. shall fund the bonus pool, and bonuses shall be paid within ninety (90) days following the end of D.A.W.'s fiscal year end.
4.	Other Benefits.  Employee shall be eligible for the following benefits:
      (a)	Medical, Dental, Disability and Life Insurance Coverage.  D.A.W.
shall provide Employee, at D.A.W.'s expense, with medical, dental, disability and life insurance coverage consistent with D.A.W.'s policies and plans in existence on the date of the signing of this Agreement.  D.A.W. reserves the right to modify its medical, dental, disability and life insurance coverage plans at any time; provided, that Employee shall receives benefits that are at least equal to the benefits currently received.
      (b)	Additional Life Insurance Coverage.  D.A.W. shall, at its sole expense, maintain additional term life insurance coverage of Employee in the amount of $1,000,000.00 with beneficiaries to be named by Employee.
      (c)	Automobile.  D.A.W. shall provide Employee with a leased vehicle, which it leases, with full insurance coverage and shall reimburse Employee for gasoline and related expenses.  The leased vehicle and relates expenses shall not exceed $500.00 per month.
      (d)	Vacation.  Employee shall be entitled to four (4) weeks paid vacation per year, which shall accrue on the date of the signing of this
Agreement and on each anniversary thereafter.
      (e)	Other Benefits.  Employee shall be eligible to participate in all other benefits plans, programs and arrangements as D.A.W. shall provide to its employees generally from time to time, in accordance with the terms of those plans, programs and arrangements.
      (f)	Business Expenses.  D.A.W. will reimburse Employee for all
reasonable and usual business expenses incurred by him in the performance of his duties hereunder in accordance with the applicable reimbursing party's expense reimbursement policy.
5.	Stock Options.  On the effective date of this Agreement, Nyer shall grant
Employee a non-qualified option to purchase twelve thousand (12,000) shares of
Nyer's common stock, .0001 par value, in accordance with the terms of Nyer's
2002 Stock Option Plan (the "Plan").  The exercise price of the option shall be the Market Price (as such term is defined in the Plan) of Nyer's stock on the date of such grant.  The option will be exercisable on the first anniversary of the date hereof.  Nyer and Employee will enter into a stock option agreement on the date hereof with respect to the grant of the option to Employee, in the form attached hereto as Exhibit 1.
6.	Termination.  Employee's employment hereunder may be terminated prior to the expiration of the Term as follows:
      (a)	Death.  Employee's employment shall terminate automatically upon
Employee's death.
      (b)	Disability.  D.A.W. may elect to terminate Employee's employment in the event that he shall be prevented, by illness, accident, disability or any other physical or mental condition (to be determined by means of a written opinion of a medical doctor chosen by mutual agreement of Employee (or his personal representative(s)) from substantially performing his duties and responsibilities hereunder for one or more periods totaling one hundred and twenty (120) days in any twelve (12) month period.
      (c)	By D.A.W. for Cause.  D.A.W. may terminate Employee's employment at any time for "Cause" upon written notice to Employee.  For purposes of this
Section 5, "Cause" shall mean: (i) Employee is convicted of a felony or a misdemeanor involving moral turpitude; (ii) Employee has acted with gross negligence or intentional misconduct in the performance of his duties hereunder.  For the purpose of the section, a dispensing error or errors shall not be considered negligence unless the Employee has his license to practice pharmacy revoked by the Massachusetts Board of Registration in Pharmacy
consistent with 247 CMR Section 10 disciplinary proceedings; (iii) Employee misappropriates D.A.W.'s funds or otherwise defrauds D.A.W.; (iv) Employee breaches a fiduciary duty to D.A.W. and fails to cure such breach within twenty (20) days after receipt of written notice from D.A.W. identifying the breach and the actions required to cure it, if curable; (v) Employee materially breaches a material term of this Agreement or a material written policy of
D.A.W. and fails to cure such breach within twenty (20) days after receipt of written notice from D.A.W. identifying the breach and the actions required to cure it, if curable; (vi) Employee fails to perform his duties hereunder and fails to cure such failure within twenty (20) days after receipt of written notice from D.A.W.; or  (vii) Employee suffers from alcoholism or drug addiction or otherwise repeatedly uses illegal drugs, or uses prescription drugs except strictly in accordance with the orders of a physician or dentist.
      (d)	By D.A.W. Other Than For Death, Disability or Cause.  D.A.W. may
terminate Employee's employment other than for death, disability or Cause upon sixty (60) days prior written notice to Employee.
      (e)	By Employee For Good Reason or Any Reason.  Employee may terminate his employment with D.A.W. at any time with or without "Good Reason" upon sixty
(60) days prior written notice to that party.  For purposes of this
Agreement, "Good Reason" shall mean that any of the following occurs without
Employee's prior written consent:  (i) a material change by D.A.W. in
Employee's title and position and/or the assignment of Employee to duties and responsibilities that are inconsistent with his position; (ii) a material reduction by D.A.W. in the total annual compensation that Employee is eligible to receive; (iii) a material breach by D.A.W. of any of the terms of this
Agreement and failure to remedy such breach within twenty (20) days following written notice from Employee identifying the breach; (iv) a relocation of
Employee's principal business office of more than sixty (60) miles from its current location; or (v) during the Term, a "Change in Control" occurs.  For purposes of this Agreement, a "Change in Control" shall mean that (x) Nyer sells a majority of its ownership interest in D.A.W.; or (y) D.A.W. sells a majority of its assets in a single sale or a series of sales authorized by the Board of Directors of D.A.W. and Employee's employment is terminated by
D.A.W. in connection with the sale or sales and Employee does not enter into an agreement providing for comparable employment with any successor or assign of D.A.W. or any purchaser of the assets of D.A.W.
7.	Payment Upon Termination.  In the event that Employee's employment with
D.A.W. terminates, Employee will be paid the following:
      (a)	Termination for Any Reason.  In the event that Employee's employment with D.A.W. terminates for any reason, then D.A.W. shall pay him for the following items that were earned and accrued but unpaid as of the date of termination: (i) his Base Salary; (ii) a pro rata share of his Bonus for the year in which the termination occurs; (iii) a cash payment for all accrued, unused vacation calculated at Employee's then Base Salary rate; (iv)
reimbursement for any unpaid business expenses; and (v) such other benefits and payments to which Employee may be entitled by law or pursuant to the benefit plan of D.A.W. then in effect.
      (b)	Termination Without Cause or For Good Reason.  In addition to the payments provided for in Section 7(a), in the event that (i) D.A.W. terminates
Employee's employment other than for death, disability or Cause pursuant to
Section 6(d), or (ii) Employee terminates his employment with D.A.W. for Good
Reason pursuant to Section 6(e); D.A.W. will provide Employee, within thirty
(30) days of such termination, with severance benefits consisting of the following; provided that Employee executes a general release of any claims that he has against D.A.W:
(i)	A lump sum severance payment in an amount equal to the total of (x) one year of Base Salary at the salary rate then in effect, and (y) the last annual
Bonus paid to Employee (or, in the event that the termination occurs before any Bonus has been paid, the annualized Bonus for the year in which the termination
occurs, based on D.A.W.'s Income as of the termination date).
(ii)	D.A.W. shall pay the cost of Employee's COBRA continuation coverage for six (6) months.
      (c)	No Mitigation.  Employee shall not be required to mitigate
amounts payable under this Section 7 by seeking other employment or otherwise.
      (d)	Continuing Effect.  Notwithstanding the termination of Employee's employment at any time or for any reason, as provided in this Section 6 or otherwise, the provisions of Sections 6, 7 and 8 of this Agreement shall remain in full force and effect; provided, however, if Employee shall be terminated pursuant to Section 6(d) above, the provisions of Sections 8(a), 8(b) and 8(c)
shall not apply.
8.	Non-Competition Agreement.
      (a)	Non-Competition With D.A.W.  Employee agrees that, during the Term and for a period of six (6) months thereafter, he will not, directly or indirectly, in association with or as a stockholder, director, officer, consultant, employee, partner, joint venturer, member or otherwise of or through any person, firm, corporation, partnership, association or other entity, compete with D.A.W. in the offer, sale or marketing of products or services that are competitive with the products or services offered by D.A.W.
as of the date of termination, within five (5) miles of any D.A.W. store existing at the time of termination; provided, however, the foregoing shall not prevent Employee from accepting employment with any enterprise engaged in two or more lines of business, one of which is the same or similar to D.A.W.'s business (the "Prohibited Business") so long as the Employee's employment is substantially unrelated to the Prohibited Business.  Nothing in this Section
8(a) shall prohibit Employee from owning up to two percent(2%) (or, in the case of Nyer, an unlimited percentage) of the securities of any publicly-traded enterprise engaged in Prohibited Business.
      (b)	Non-Solicitation of Customers.  Employee agrees that, during the
Term and for a period of six (6) months thereafter, he will not, directly or indirectly, seek Prohibited Business from any "Customer" on behalf of any enterprise or business other than D.A.W., refer Prohibited Business from any
Customer to any enterprise or business other than D.A.W., or receive commissions based on sales or otherwise relating to Prohibited Business from any Customer, or any enterprise or business other than D.A.W.  For purposes of this Section 8(b), "Customer" means any person for or to whom D.A.W. sold medical prescriptions during the twenty-four (24) month period prior to the date of termination of employment.
      (c)	Non-Solicitation of Employees.  Employee agrees that, during the
Term and for a period of six (6) months thereafter, he will not, directly or indirectly, (i) solicit, recruit, hire or retain any employee or independent contractor of D.A.W. then employed or engaged by D.A.W., or (ii) otherwise induce or attempt to influence any such employee or independent contractor to leave D.A.W.'s employ.  This Section 8(c) shall not apply to any employee or independent contractor whose employment or engagement has been terminated by
D.A.W.
      (d)	Employee agrees that the duration and geographical scope of the provisions set forth in this Section 8 are reasonable in light of the circumstances as they exist on the date this Agreement is executed.  In the event that a court of competent jurisdiction determines that the duration or geographical scope of such provisions is unreasonable and unenforceable, then its the intention and the agreement of Employee and D.A.W. that the terms deemed unenforceable shall be construed by the court in such a manner as to impose only those restrictions on Employee's conduct that are reasonable in the light of the circumstances and as are necessary to assure to D.A.W. the benefits of this Agreement.
9.	Nondisclosure of Confidential Information.  Employee acknowledges that, during his employment hereunder, he will learn and will have access to confidential information regarding D.A.W., including, without limitation (i)
confidential or secret plans, programs, documents, agreements or other material relating to the business, services or activities of D.A.W. and (ii) trade secrets, market reports, customer investigations, customer lists and other similar information that is proprietary information of D.A.W. (collectively referred to as "Confidential Information"). Employee acknowledges that such
Confidential Information is a valuable and unique asset.  All Confidential
Information obtained by Employee in the course of his employment with D.A.W. is and shall remain the exclusive property of D.A.W..  Employee agrees that he will not (except in connection with, and as required by, his performance of his duties under this Agreement) use for his own benefit or the benefit of any person or entity with which he may be associated, or disclose, any Confidential
Information to any person or entity for any reason without the prior written consent of the D.A.W.'s Board of Directors.  Confidential Information shall not include any information that is or becomes publicly available through no action by or omission of Employee.  Employee agrees that, upon the termination of his employment with D.A.W. for any reason, or otherwise upon request by the
D.A.W. Board of Directors, he will deliver to D.A.W., all originals and copies of Confidential Information in his possession or control.
10.	Equitab1e Relief; Enforcement.
      (a)	D.A.W. and Employee recognize that the services to be rendered under this Agreement by Employee are special, unique and of extraordinary character, and that in the event of the breach by Employee of the terms and conditions of this Agreement or if the Employee, without the prior written consent of the
D.A.W.'s Board of Directors shall take any action in violation of Sections 8 or
9 of this Agreement, D.A.W. will be entitled to institute and prosecute proceedings in any court of competent jurisdiction referred to in Section 10(b)
below, to enjoin Employee from breaching the provisions of Sections 8 or 9.  In the course of instituting and prosecuting such action, D.A.W. will not be required to plead or prove irreparable harm, or lack of an adequate remedy at law and shall not be required to post a bond.
      (b)	Any proceeding or action by any party alleging a breach of this
Agreement shall be commenced in state or federal courts in Boston,
Massachusetts. Employee, Nyer and D.A.W. irrevocably and unconditionally submit to the personal jurisdiction of such courts and agree to take any and all future action necessary to submit to the jurisdiction of such courts.  Each party  waives any objection that he or it may have to the venue of any proceeding brought in any such court and further waives any claim that any such proceeding has been brought in an inconvenient forum.  Final judgment against
Employee, Nyer or D.A.W. in any such suit shall be conclusive and may be enforced in other jurisdictions by suit on the judgment, a certified or true copy or which shall be conclusive evidence of the fact and the amount of any liability of Employee, Nyer or D.A.W. therein described, or by appropriate proceedings under any applicable treaty or otherwise.
11.	Severability.  If any provision of this Agreement shall be found by a court of competent jurisdiction to be invalid or unenforceable for any reason, such finding shall not have the effect of rendering any other provision of this
Agreement invalid or unenforceable, but this Agreement shall be reformed and construed as if such invalid or unenforceable provision had never been contained herein and such provision reformed so that it would be valid and enforceable to the maximum extent permitted.
12.	Catchup.  If and to the extent that the exercise price exceeds $1.84 for the twelve thousand (12,000) shares of Nyer's Common Stock provided in Paragraph
5 above, then Nyer shall immediately pay to the Employee the difference between
$1.84 and the exercise price per share so that Employee is made whole for any cost in excess of $1.84 per share, multiplied by 12,000.
13.	Indemnification; Insurance.  If Employee is made a party or witness to any threatened, pending, or completed action, suit, or proceeding (whether civil, criminal, administrative or investigative) in any manner concerning or relating to his service, actions, or omissions on behalf of Nyer and/or D.A.W. as an officer, employee, director or agent thereof or of any entity with respect to which Nyer or D.A.W. directed or requested him to provide services, then Nyer and/or D.A.W. must, to the maximum extent the appropriate state law permits, and in addition to any such right granted to or available to Employee under either company's Charter, By-laws or other resolutions or agreements, defend, indemnify and hold Employee harmless against all expenses (including attorneys'
fees), judgments, fines, and amounts paid in settlement.  Nyer or D.A.W. (as the case may be)  will, upon Employee's request, promptly advance or pay any amounts for reasonable costs, charges, or expenses (including any legal fees and expenses incurred by counsel that Employee retains) in respect of his right to indemnification hereunder or in furtherance of such right, subject to a later determination as to Employee's ultimate right to receive indemnification.
Nyer and D.A.W. each represent and covenant that it has in place and will maintain appropriate levels of errors and omissions and directors' and officers' insurance.  Employee's right to indemnification and to insurance coverage will survive until the expiration of all applicable statutes of limitations, without regard to the earlier cessation of his employment with Nyer or D.A.W. or any termination or expiration of this Agreement.
14.	Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature.
15.	Benefit.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns.
This Agreement may not be assigned by any party without the prior written consent of the other parties.
16.	Notices and Addresses.  All notices required to be provided under this
Agreement shall be in writing, and shall be deemed delivered if delivered to the addressee in person, via Federal Express or similar receipted delivery, by facsimile delivery or, if mailed, postage prepaid, by certified mail, return receipt requested, as follows:

Employee:	                  Donato Mazzola
					c/o D.A.W., Inc.
					13 WATER STREET
					HOLLISTON, MA 01746
					VIA EMAIL - Donatom@EatonApothecary.com
					Fax no.:  508-429-8237

D.A.W.				D.A.W., Inc.
					13 WATER STREET
					HOLLISTON, MA 01746
					VIA EMAIL - Markd@EatonApothecary.com
					Fax no.:  508-429-8237

Nyer		                  Chief Executive Officer
					Nyer Medical Group, Inc.
					1292 Hammond Street
					Bangor, ME 04401
					Fax no.:  207-941-9392

or to such other address as any party may, by notice to the other parties, designate from time to time. All notices provided hereunder shall be deemed to be effective upon actual receipt by the addressee. Unless otherwise provided, any notice required or permitted under this Employment Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the Party to be notified or upon delivery by confirmed facsimile transmission, electronic transmission with confirmed receipt or nationally recognized overnight courier service or upon deposit with and delivery by the United States Post Office, by registered or certified mail, postage prepaid and addressed to the Party to be notified at the address indicated for such Party immediately above, or at such other address as such Party may designate by ten (10) days' advance written notice to the other Parties.

17.	Attorney's Fees.  In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, the prevailing party shall be entitled to an award by the court, of reasonable attorney's fees, costs and expenses.
18.	Governing Law.  This Agreement shall be governed or interpreted according to the internal laws of the Commonwealth of Massachusetts without regard to choice of law principles.
19.	Entire Agreement, Modification.  This Agreement constitutes the entire
Agreement between the parties and supersedes all prior oral and written agreements among the parties hereto with respect to the subject matter hereof. This Agreement may not be modified except by a written document signed by each party.
20.	Waiver.  No consent to or waiver of any breach or default in the performance of any obligation hereunder shall be deemed or construed to be a consent to or waiver of any other breach or default in the performance of any of the same or any other obligations hereunder. No purported waiver hereunder shall be effective unless it is in writing and signed by the waiving party.
21.	Headings.  Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret, in whole or in part, any of the terms of this Agreement.
22.	Termination of Prior Agreement.  The prior employment agreement between
D.A.W. and Employee is terminated as of the effective date of this Agreement.
IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

						EMPLOYEE:

						Donato Mazzola

						D.A.W., INC.

	By:
	Title:
	Print Name:



						NYER MEDICAL GROUP, INC.

	By:
	Title:
	Print Name:





































Nyer Medical Group, Inc.
2002 Stock Option Plan
NON-QUALIFIED STOCK OPTION AGREEMENT

	This Non-Qualified Stock Option Agreement (this "Agreement") is effective as of _________ 2008, between Nyer Medical Group, Inc. a Florida corporation
(the "Corporation"), and ______________ (the "Optionee").

W I T N E S S E T H:

	WHEREAS, the Corporation's Board of Directors established the Nyer Medical Group, Inc. 2002 Stock Option Plan (the "Plan") as approved on _______________, subject to approval of, the stockholders of the Corporation; and

	WHEREAS, the Committee appointed by the Board of Directors of the Corporation pursuant to Article 3 of the Plan (the "Committee"), has granted this Option to the Optionee;

	NOW, THEREFORE, in consideration of the mutual covenants hereinafter contained, the parties hereto agree as follows:
1.	Grant of Option.
      (a)	Option.  On the terms and conditions set forth in the Plan and this Agreement, the Corporation hereby grants to the Optionee this Option to purchase an aggregate of 12,000 shares of common stock, .0001 par value, of the Corporation (the "Shares") at a price of $____ per Share.  This Option is not intended to qualify as an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and shall be construed accordingly.
      (b)	Stock Option Plan.  This Option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received, read and understood.
The provisions of the Plan are hereby incorporated by reference into this Agreement.
2.	Right to Exercise.
	Subject to the terms and conditions of the Plan and this Agreement, the Shares subject to this Option shall vest on the first anniversary of the date hereof (the "Anniversary Date").

3.	No Transfer.

Except as provided in the Plan, this Option is not transferable by Optionee otherwise than by will or the laws of descent and distribution.

4.	Exercise Procedures.
      (a)	Notice of Exercise.  The Optionee or the Optionee's representative may exercise this Option by giving written notice to the Committee in the manner provided in the Plan and substantially in the form annexed hereto as Exhibit A.
The notice shall specify the election to exercise this Option, the number of
Shares with respect to which this Option is being exercised and the form of payment (if more than one form is available).  The notice shall be signed by
the person exercising this Option.   In the event that this Option is being
exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Committee) of the representative's right to exercise this Option. The Optionee or the Optionee's representative shall deliver to the Corporation at the time of giving the notice, payment in a form provided under Section 5 for the full amount of the exercise price applicable to that portion of this Option being exercised.
      (b)	Issuance of Shares.  After receiving a proper notice of exercise, the Corporation shall cause to be issued a certificate or certificates for the
Shares as to which this Option has been exercised, registered in the name of the person exercising this Option and bearing such legends as may be appropriate.
The Corporation shall cause such certificate or certificates to be delivered to or upon the order of the person exercising this Option.
      (c)	Withholding Taxes.  In the event that the Committee determines that the Corporation is required to withhold foreign, federal, state or local tax as a result of the exercise of this Option, the Optionee, as a condition to the exercise of this Option, shall make arrangements satisfactory to the Committee to enable the Corporation to satisfy all withholding requirements.  Any Shares purchased by exercising this Option shall also be issued subject to condition that the Optionee shall make the arrangements satisfactory to the Committee to enable the Corporation to satisfy any withholding requirements that may arise in connection with the disposition of such Shares.
5.	Payment for Stock.
      (a)	Cash.  All or part of the exercise price may be paid in lawful money of the United States of America.
      (b)	Property or Stock.  At the sole discretion of the Committee, all or part of the exercise price may be paid by the surrender of Shares in good form for transfer.  Such property or Shares must have a Market Price (as determined by the Committee) on the date of exercise of this Option which, together with any amount paid in another form, is equal to the aggregate exercise price.
      (c)	Promissory Note.  At the discretion of the Committee, all or part of the exercise price may be paid by delivery of the Optionee's personal recourse note bearing interest payable not less than annually at no less than the
Applicable Federal Rate, as defined in Section 1274(d) of the Code, along with a pledge agreement satisfactory to the Committee, together with a stock certificate or certificates representing shares of the Corporation's Common
Stock (having a Market Price equal as of the date of exercise to at least the value of the principal amount of the note), duly endorsed or accompanied by a stock power or powers duly endorsed, to secure the Optionee's obligations under such personal recourse note.
      (d)	Exercise/Sale.  At the sole discretion of the Committee, all or part of the exercise price and any withholding taxes may be paid by the delivery of an irrevocable direction (acceptable to the Committee) to a securities broker approved by the Corporation to sell Shares and to deliver all or part of the sales proceeds to the Corporation.
      (e)	Pledge.  At the sole discretion of the Committee, all or part of the exercise price and any withholding taxes may be paid by the delivery of an irrevocable direction (acceptable to the Committee) to a securities broker or lender approved by the Corporation to pledge Shares as security for a loan and to deliver all or part of the loan proceeds to the Corporation.
6.	Term and Expiration.
      (a)	Term of Option.  This Option shall expire on the day before the tenth anniversary of the date hereof, unless sooner terminated as provided in the Plan, and may be exercised during such term only in accordance with the Plan and this Agreement.
      (b)	Forfeiture on Termination for Cause.  This Option shall be forfeited immediately upon an Optionee's termination of employment if the termination is for "cause".  The term "cause" shall mean any one (or more) of the following:
(i) the Optionees 's commission of any fraud, misappropriation or misconduct which causes demonstrable injury to the Corporation or a subsidiary or affiliate; or (ii) an act of dishonesty by the Optionee resulting or intended to result, directly or indirectly, in gain or personal enrichment at the expense of the Corporation or a subsidiary or affiliate; or (iii) such meaning, if any, as set forth in any employment agreement between the employee and the Corporation.
It shall be within the sole discretion of the Committee to determine whether an employee's termination was for one of the foregoing reasons, and its decision shall be final and conclusive.
      (c)	Termination other than from Disability, Death or Retirement.  Upon an Optionee's termination of employment for reasons other than death, Disability or Retirement, this Option, which is otherwise exercisable, shall terminate unless exercised within no more than 180 days following the Termination Date, but in no event after the expiration of the exercise period of the Option.
      (d)	Termination from Disability or Retirement.  Upon an Optionee's termination of employment because of Disability or Retirement, this Option, which is otherwise exercisable, shall terminate unless exercised within the period of 365 days following such date, but in no event after the expiration date of the exercise period of the Option.
      (e)	 Termination because of Death.  Upon an Optionee's death, any
Options held by the Optionee at the date of death and which were otherwise exercisable on such date shall be exercisable by the Designated Beneficiary or personal representative for a period of two years from the date of death, but in no event later than the expiration date of the exercise period of the
Option.
7.	No Registration Rights.
	The Corporation may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law.  The
Corporation shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.
8.	Securities Law and Other Restrictions.
	Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Committee at its discretion, may impose restrictions upon the sale, pledge or other transfer of such Shares
(including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable in order to achieve compliance with any agreement to which the Corporation is a party, the Securities Act, the securities laws of any state or any other law or with restrictions imposed on the Corporation by its underwriters, or otherwise.
9.	Miscellaneous Provisions.
      (a)	Entire Agreement; Amendments.  This Agreement and the Plan
constitute the entire agreement between the parties hereto with regard to the subject matter hereof.  This Agreement may not be amended except by a written instrument signed by both parties hereto.
      (b)	Choice of Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Florida.

	IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed on its behalf by a duly authorized officer and the Optionee has personally executed this Agreement.

						Nyer Medical Group, Inc.


______________________________	By:___________________________________
[Optionee]              		, Treasurer

Optionee's Address:




	EXHIBIT A

[Date of Exercise]

[Corporation]
[Address]
[Address]
Attention: Corporate Secretary

	Re:	Stock Option

Dear Sir:

	I am the holder of a stock option granted to me by Nyer Medical Group, Inc. (the "Corporation"), pursuant to a Non-Qualified Stock Option Agreement dated as of _________, to purchase ______________ shares of Common Stock of the Corporation ("Shares"). I hereby exercise such option with respect to ___________ Shares, the total purchase price for which is $__________, and [I enclose a certified, bank cashier's or other acceptable check payable to the order of the Corporation in the amount of $_______, representing the total purchase price for the Shares] [I hereby elect to pay the purchase price by delivering to the Corporation _____ shares of Common Stock of the Corporation having a fair market value equal to $___________ from the Shares I am purchasing pursuant to the exercise of such option] [I enclose an irrevocable direction to a securities broker to deliver sales or loan proceeds to the Corporation in the amount of $_______, representing the total purchase price for the Shares]. [I enclose the necessary promissory note, pledge agreement and related documents pursuant to my loan from the Corporation in the amount of $_____representing the total purchase price for the Shares]. The certificate or certificates representing the Shares should be registered in my name and should be forwarded to me at ________________________.

	Please acknowledge receipt of the exercise of my stock option on the attached copy of this letter.
						Very truly yours,


						[OPTIONEE]


RECEIPT ACKNOWLEDGED:

[CORPORATION]

By: ________________________________






====================================================================




APPENDIX J EMPLOYMENT AGREEMENT OF MICHAEL CURRY
---------- -------------------------------------
EMPLOYMENT AGREEMENT

	THIS EMPLOYMENT AGREEMENT (the "Agreement"), is made and entered into as of the __ day of ___________, 2008 by D.A.W., Inc., a Massachusetts corporation ("D.A.W.") and Nyer Medical Group, Inc., a Florida corporation ("Nyer") on the one hand, and Michael Curry (the "Employee") on the other hand.

	WHEREAS, D.A.W. is a wholly owned subsidiary of Nyer; and

	WHEREAS, D.A.W. is primarily engaged in overseeing the operation of pharmacies and in developing its franchise business in Massachusetts known as Eaton Apothecary; and

	WHEREAS, D.A.W. is desirous of employing Employee as a pharmacy manager and the Employee is desirous of accepting employment with D.A.W., on the terms stated herein.

	NOW, THEREFORE, in consideration of the mutual covenants and promises set forth herein, the parties hereto agree as follows:

1.	Term of Employment.  D.A.W.  hereby employs Employee, and Employee hereby accepts employment with D.A.W., for a period commencing on the date first written above and ending three (3) years thereafter, unless terminated earlier pursuant to Section 6 below (the "Term").  This agreement may only be renewed in a writing that is mutually agreed upon by the parties.
2.	Positions, Duties, Licenses, Policies.
      (a)	Positions.
	(i)  Employee shall serve as a pharmacy manager and in that capacity, shall report directly to the President of D.A.W.
      (b)	Duties:	  Employee shall perform the duties and exercise the
authority customarily associated with the position of pharmacy manager, providing that the Employee's duties and authority as a pharmacy manager shall be consistent with the Employee's duties and authority on behalf of D.A.W. as of the date of this Agreement.  Employee shall perform such other duties as may be assigned to him from time to time by D.A.W.; provided, however, that D.A.W may not materially modify Employee's general duties and authority.  Employee shall devote substantially his full business time and best efforts to the performance of his duties hereunder.  Employee shall not engage in any other employment or render any services (with or without compensation) to any other person, business or organization without the prior written consent of  D.A.W.;
provided, however, that Employee shall be permitted to devote a reasonable
(but limited) amount of his time, without compensation, to professional, charitable or similar organizations and to oversee his personal investments.
(c)	Licenses.  Employee shall maintain in good standing all licenses required to perform his duties hereunder, including, without limitation, all licenses required to serve as a  pharmacy manager in Massachusetts.
      (d)	Adherence to Inside Information Policies.  Employee acknowledges that, as a publicly traded company, Nyer has implemented policies intended to preclude its employees and those of its subsidiaries from  trading on material, non-public information or providing such information to others.  Employee shall promptly execute any agreement generally distributed by Nyer to its employees requiring such employees to abide by such policies.
3.	Compensation.
      (a)	Base Salary.  Employee shall receive an aggregate base salary of
$150,000 per year (the "Base Salary"), payable in accordance with D.A.W.'s customary payroll practices. The salary shall be increased on each anniversary date of this Agreement in an amount equal to the percentage change over the past twelve (12) months in the average hourly rate paid to pharmacy managers employed by D.A.W.
      (b)	Bonus.  D.A.W. shall pay Employee an annual bonus (the "Bonus") as follows:
	D.A.W. shall fund an annual bonus pool based on the income of D.A.W. for each fiscal year, which income shall be calculated before deductions for income taxes and management fees paid to Nyer (the "Income").  D.A.W. shall fund the bonus pool in accordance with the following formulas:
(i)	Ten percent (10%) of Income between $450,000.00 and $900,000.00.(ii)
	Fifteen percent (15%) of Income between $900,001.00 and $1,350,000.00.
(iii)	Twenty percent (20%) of Income in excess of $1,350,000.00.
	Fifty percent (50%) of the bonus pool shall be distributed to Mark
Dumouchel, David Dumouchel, Donato Mazzola, Wayne Gunter and Employee (the
"Pool Group") (so long as each is employed by D.A.W.).  Mark Dumouchel shall receive 17% with the remaining 33% distributed pro-rata among each of the other members of the aforementioned Pool Group.  The remaining fifty percent (50%) of the bonus pool shall be distributed to employees of D.A.W.  The employees receiving bonuses and the amounts of each bonus shall be determined by Mark
Dumouchel and David Dumouchel in their sole discretion.  D.A.W. shall fund the bonus pool, and bonuses shall be paid within ninety (90) days following the end of D.A.W.'s fiscal year end.
4.	Other Benefits.  Employee shall be eligible for the following benefits:
      (a)	Medical, Dental, Disability and Life Insurance Coverage.  D.A.W.
shall provide Employee, at D.A.W.'s expense, with medical, dental, disability and life insurance coverage consistent with D.A.W.'s policies and plans in existence on the date of the signing of this Agreement.  D.A.W. reserves the right to modify its medical, dental, disability and life insurance coverage plans at any time; provided, that Employee shall receives benefits that are at least equal to the benefits currently received.
      (b)	Additional Life Insurance Coverage.  D.A.W. shall, at its
sole expense, maintain additional term life insurance coverage of Employee in the amount of $1,000,000.00 with beneficiaries to be named by Employee.
      (c)	Automobile.  D.A.W. shall provide Employee with a leased vehicle, which it leases, with full insurance coverage and shall reimburse Employee for gasoline and related expenses.  The leased vehicle and relates expenses shall not exceed $500.00 per month.
      (d)	Vacation.  Employee shall be entitled to four (4) weeks paid vacation per year, which shall accrue on the date of the signing of this
Agreement and on each anniversary thereafter.
      (e)	Other Benefits.  Employee shall be eligible to participate in all other benefits plans, programs and arrangements as D.A.W. shall provide to its employees generally from time to time, in accordance with the terms of those plans, programs and arrangements.
      (f)	Business Expenses.  D.A.W. will reimburse Employee for all
reasonable and usual business expenses incurred by him in the performance of his duties hereunder in accordance with the applicable reimbursing party's expense reimbursement policy.
5.	Stock Options.  On the effective date of this Agreement, Nyer shall grant
Employee a non-qualified option to purchase twelve thousand (12,000) shares of
Nyer's common stock, .0001 par value, in accordance with the terms of Nyer's
2002 Stock Option Plan (the "Plan").  The exercise price of the option shall be the Market Price (as such term is defined in the Plan) of Nyer's stock on the date of such grant.  The option will be exercisable on the first anniversary of the date hereof.  Nyer and Employee will enter into a stock option agreement on the date hereof with respect to the grant of the option to Employee, in the form attached hereto as Exhibit 1.
6.	Termination.  Employee's employment hereunder may be terminated prior to the expiration of the Term as follows:
      (a)	Death.  Employee's employment shall terminate automatically upon
Employee's death.
      (b)	Disability.  D.A.W. may elect to terminate Employee's employment in the event that he shall be prevented, by illness, accident, disability or any other physical or mental condition (to be determined by means of a written opinion of a medical doctor chosen by mutual agreement of Employee (or his personal representative(s)) from substantially performing his duties and responsibilities hereunder for one or more periods totaling one hundred and twenty (120) days in any twelve (12) month period.
      (c)	By D.A.W. for Cause.  D.A.W. may terminate Employee's employment at any time for "Cause" upon written notice to Employee.  For purposes of this
Section 5, "Cause" shall mean: (i) Employee is convicted of a felony or a misdemeanor involving moral turpitude; (ii) Employee has acted with gross negligence or intentional misconduct in the performance of his duties hereunder.  For the purpose of the section, a dispensing error or errors shall not be considered negligence unless the Employee has his license to practice pharmacy revoked by the Massachusetts Board of Registration in Pharmacy
consistent with 247 CMR Section 10 disciplinary proceedings; (iii) Employee misappropriates D.A.W.'s funds or otherwise defrauds D.A.W.; (iv) Employee breaches a fiduciary duty to D.A.W. and fails to cure such breach within twenty (20) days after receipt of written notice from D.A.W. identifying the breach and the actions required to cure it, if curable; (v) Employee materially breaches a material term of this Agreement or a material written policy of
D.A.W. and fails to cure such breach within twenty (20) days after receipt of written notice from D.A.W. identifying the breach and the actions required to cure it, if curable; (vi) Employee fails to perform his duties hereunder and fails to cure such failure within twenty (20) days after receipt of written notice from D.A.W.; or  (vii) Employee suffers from alcoholism or drug addiction or otherwise repeatedly uses illegal drugs, or uses prescription drugs except strictly in accordance with the orders of a physician or dentist.
      (d)	By D.A.W. Other Than For Death, Disability or Cause.  D.A.W. may
terminate Employee's employment other than for death, disability or Cause upon sixty (60) days prior written notice to Employee.
      (e)	By Employee For Good Reason or Any Reason.  Employee may terminate his employment with D.A.W. at any time with or without "Good Reason" upon sixty
(60) days prior written notice to that party.  For purposes of this Agreement,
"Good Reason" shall mean that any of the following occurs without Employee's prior written consent:  (i) a material change by D.A.W. in Employee's title and position and/or the assignment of Employee to duties and responsibilities that are inconsistent with his position; (ii) a material reduction by D.A.W. in the total annual compensation that Employee is eligible to receive; (iii) a material breach by D.A.W. of any of the terms of this Agreement and failure to remedy such breach within twenty (20) days following written notice from
Employee identifying the breach; (iv) a relocation of Employee's principal business office of more than sixty (60) miles from its current location; or
(v) during the Term, a "Change in Control" occurs.  For purposes of this Agreement, a "Change in Control" shall mean that (x) Nyer sells a majority of its ownership interest in D.A.W.; or (y) D.A.W. sells a majority of its assets in a single sale or a series of sales authorized by the Board of
Directors of D.A.W. and Employee's employment is terminated by D.A.W. in connection with the sale or sales and Employee does not enter into an agreement providing for comparable employment with any successor or assign of D.A.W. or any purchaser of the assets of D.A.W.
7.	Payment Upon Termination.  In the event that Employee's employment with D.A.W. terminates, Employee will be paid the following:
      (a)	Termination for Any Reason.  In the event that Employee's employment with D.A.W. terminates for any reason, then D.A.W. shall pay him for the following items that were earned and accrued but unpaid as of the date of termination: (i) his Base Salary; (ii) a pro rata share of his Bonus for the year in which the termination occurs; (iii) a cash payment for all accrued, unused vacation calculated at Employee's then Base Salary rate; (iv)
reimbursement for any unpaid business expenses; and (v) such other benefits and payments to which Employee may be entitled by law or pursuant to the benefit
plan of D.A.W. then in effect.      (b)	Termination Without Cause or For Good
Reason.  In addition to the
payments provided for in Section 7(a), in the event that (i) D.A.W. terminates
Employee's employment other than for death, disability or Cause pursuant to
Section 6(d), or (ii) Employee terminates his employment with D.A.W. for Good
Reason pursuant to Section 6(e); D.A.W. will provide Employee, within thirty
(30) days of such termination, with severance benefits consisting of the following; provided that Employee executes a general release of any claims that he has against D.A.W:
(i)	A lump sum severance payment in an amount equal to the total of (x) one year of Base Salary at the salary rate then in effect, and (y) the last annual
Bonus paid to Employee (or, in the event that the termination occurs before any
Bonus has been paid, the annualized Bonus for the year in which the termination occurs, based on D.A.W.'s Income as of the termination date).
(ii)	D.A.W. shall pay the cost of Employee's COBRA continuation coverage for six (6) months.
      (c)	No Mitigation.  Employee shall not be required to mitigate amounts payable under this Section 7 by seeking other employment or otherwise.
      (d)	Continuing Effect.  Notwithstanding the termination of Employee's employment at any time or for any reason, as provided in this Section 6 or otherwise, the provisions of Sections 6, 7 and 8 of this Agreement shall remain in full force and effect; provided, however, if Employee shall be terminated pursuant to Section 6(d) above, the provisions of Sections 8(a), 8(b) and 8(c)
shall not apply.
8.	Non-Competition Agreement.
      (a)	Non-Competition With D.A.W.  Employee agrees that, during the Term and for a period of six (6) months thereafter, he will not, directly or indirectly, in association with or as a stockholder, director, officer, consultant, employee, partner, joint venturer, member or otherwise of or through any person, firm, corporation, partnership, association or other entity, compete with D.A.W. in the offer, sale or marketing of products or services that are competitive with the products or services offered by D.A.W.
as of the date of termination, within five (5) miles of any D.A.W. store existing at the time of termination; provided, however, the foregoing shall not prevent Employee from accepting employment with any enterprise engaged in two or more lines of business, one of which is the same or similar to D.A.W.'s business (the "Prohibited Business") so long as the Employee's employment is substantially unrelated to the Prohibited Business.  Nothing in this Section
8(a) shall prohibit Employee from owning up to two percent(2%) (or, in the case of Nyer, an unlimited percentage) of the securities of any publicly-traded enterprise engaged in Prohibited Business.
      (b)	Non-Solicitation of Customers.  Employee agrees that, during the
Term and for a period of six (6) months thereafter, he will not, directly or indirectly, seek Prohibited Business from any "Customer" on behalf of any enterprise or business other than D.A.W., refer Prohibited Business from any
Customer to any enterprise or business other than D.A.W., or receive commissions based on sales or otherwise relating to Prohibited Business from any Customer, or any enterprise or business other than D.A.W.  For purposes of this Section 8(b), "Customer" means any person for or to whom D.A.W. sold medical prescriptions during the twenty-four (24) month period prior to the date of termination of employment.
      (c)	Non-Solicitation of Employees.  Employee agrees that, during the
Term and for a period of six (6) months thereafter, he will not, directly or indirectly, (i) solicit, recruit, hire or retain any employee or independent contractor of D.A.W. then employed or engaged by D.A.W., or (ii) otherwise induce or attempt to influence any such employee or independent contractor to leave D.A.W.'s employ.  This Section 8(c) shall not apply to any employee or independent contractor whose employment or engagement has been terminated by
D.A.W.
      (d)	Employee agrees that the duration and geographical scope of
the provisions set forth in this Section 8 are reasonable in light of the circumstances as they exist on the date this Agreement is executed.  In the event that a court of competent jurisdiction determines that the duration or geographical scope of such provisions is unreasonable and unenforceable, then its the intention and the agreement of Employee and D.A.W. that the terms deemed unenforceable shall be construed by the court in such a manner as to impose only those restrictions on Employee's conduct that are reasonable in the light of the circumstances and as are necessary to assure to D.A.W. the benefits of this Agreement.
9.	Nondisclosure of Confidential Information.  Employee acknowledges that, during his employment hereunder, he will learn and will have access to confidential information regarding D.A.W., including, without limitation (i)
confidential or secret plans, programs, documents, agreements or other material relating to the business, services or activities of D.A.W. and (ii) trade secrets, market reports, customer investigations, customer lists and other similar information that is proprietary information of D.A.W. (collectively referred to as "Confidential Information"). Employee acknowledges that such
Confidential Information is a valuable and unique asset.  All Confidential
Information obtained by Employee in the course of his employment with D.A.W. is and shall remain the exclusive property of D.A.W..  Employee agrees that he will not (except in connection with, and as required by, his performance of his duties under this Agreement) use for his own benefit or the benefit of any person or entity with which he may be associated, or disclose, any Confidential
Information to any person or entity for any reason without the prior written consent of the D.A.W.'s Board of Directors.  Confidential Information shall not include any information that is or becomes publicly available through no action by or omission of Employee.  Employee agrees that, upon the termination of his employment with D.A.W. for any reason, or otherwise upon request by the
D.A.W. Board of Directors, he will deliver to D.A.W., all originals and copies of Confidential Information in his possession or control.
10.	Equitab1e Relief; Enforcement.
      (a)	D.A.W. and Employee recognize that the services to be rendered under this Agreement by Employee are special, unique and of extraordinary character, and that in the event of the breach by Employee of the terms and conditions of this Agreement or if the Employee, without the prior written consent of the
D.A.W.'s Board of Directors shall take any action in violation of Sections 8 or
9 of this Agreement, D.A.W. will be entitled to institute and prosecute proceedings in any court of competent jurisdiction referred to in Section 10(b)
below, to enjoin Employee from breaching the provisions of Sections 8 or 9.  In the course of instituting and prosecuting such action, D.A.W. will not be required to plead or prove irreparable harm, or lack of an adequate remedy at law and shall not be required to post a bond.
      (b)	Any proceeding or action by any party alleging a breach of this
Agreement shall be commenced in state or federal courts in Boston,
Massachusetts. Employee, Nyer and D.A.W. irrevocably and unconditionally submit to the personal jurisdiction of such courts and agree to take any and all future action necessary to submit to the jurisdiction of such courts.  Each party  waives any objection that he or it may have to the venue of any proceeding brought in any such court and further waives any claim that any such proceeding has been brought in an inconvenient forum.  Final judgment against Employee, Nyer or D.A.W. in any such suit shall be conclusive and may been forced in other jurisdictions by suit on the judgment, a certified or true copy or which shall be conclusive evidence of the fact and the amount of any liability of Employee, Nyer or D.A.W. therein described, or by appropriate proceedings under any applicable treaty or otherwise.
11.	Severability.  If any provision of this Agreement shall be found by a court of competent jurisdiction to be invalid or unenforceable for any reason, such finding shall not have the effect of rendering any other provision of this
Agreement invalid or unenforceable, but this Agreement shall be reformed and construed as if such invalid or unenforceable provision had never been contained herein and such provision reformed so that it would be valid and enforceable to the maximum extent permitted.
12.	Catchup.  If and to the extent that the exercise price exceeds $1.84 for the twelve thousand (12,000) shares of Nyer's Common Stock provided in Paragraph
5 above, then Nyer shall immediately pay to the Employee the difference between
$1.84 and the exercise price per share so that Employee is made whole for any cost in excess of $1.84 per share, multiplied by 12,000.
13.	Indemnification; Insurance.  If Employee is made a party or witness to any threatened, pending, or completed action, suit, or proceeding (whether civil, criminal, administrative or investigative) in any manner concerning or relating to his service, actions, or omissions on behalf of Nyer and/or D.A.W. as an officer, employee, director or agent thereof or of any entity with respect to which Nyer or D.A.W. directed or requested him to provide services, then Nyer and/or D.A.W. must, to the maximum extent the appropriate state law permits, and in addition to any such right granted to or available to Employee under either company's Charter, By-laws or other resolutions or agreements, defend, indemnify and hold Employee harmless against all expenses (including attorneys'
fees), judgments, fines, and amounts paid in settlement.  Nyer or D.A.W. (as the case may be) will, upon Employee's request, promptly advance or pay any amounts for reasonable costs, charges, or expenses (including any legal fees and expenses incurred by counsel that Employee retains) in respect of his right to indemnification hereunder or in furtherance of such right, subject to a later determination as to Employee's ultimate right to receive indemnification.
Nyer and D.A.W. each represent and covenant that it has in place and will maintain appropriate levels of errors and omissions and directors' and officers' insurance.  Employee's right to indemnification and to insurance coverage will survive until the expiration of all applicable statutes of limitations, without regard to the earlier cessation of his employment with Nyer or D.A.W. or any termination or expiration of this Agreement.
14.	Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature.
15.	Benefit.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns.
This Agreement may not be assigned by any party without the prior written consent of the other parties.
16.	Notices and Addresses.  All notices required to be provided under this
Agreement shall be in writing, and shall be deemed delivered if delivered to the addressee in person, via Federal Express or similar receipted delivery, by facsimile delivery or, if mailed, postage prepaid, by certified mail, return receipt requested, as follows:

Employee:	                  Michael Curry
					c/o D.A.W., Inc.
					13 WATER STREET
					HOLLISTON, MA 01746
					VIA EMAIL - Michaelc@EatonApothecary.com
					Fax no.:  508-429-8237

D.A.W.				D.A.W., Inc.
					13 WATER STREET
					HOLLISTON, MA 01746
					VIA EMAIL - Markd@EatonApothecary.com
					Fax no.:  508-429-8237

Nyer		                  Chief Executive Officer
					Nyer Medical Group, Inc.
					1292 Hammond Street
					Bangor, ME 04401
					Fax no.:  207-941-9392

or to such other address as any party may, by notice to the other parties, designate from time to time. All notices provided hereunder shall be deemed to be effective upon actual receipt by the addressee. Unless otherwise provided, any notice required or permitted under this Employment Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the Party to be notified or upon delivery by confirmed facsimile transmission, electronic transmission with confirmed receipt or nationally recognized overnight courier service or upon deposit with and delivery by the United
States Post Office, by registered or certified mail, postage prepaid and addressed to the Party to be notified at the address indicated for such
Party immediately above, or at such other address as such Party may designate by ten (10) days' advance written notice to the other Parties.
17.	Attorney's Fees.  In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, the prevailing party shall be entitled to an award by the court, of reasonable attorney's fees, costs and expenses.
18.	Governing Law.  This Agreement shall be governed or interpreted according to the internal laws of the Commonwealth of Massachusetts without regard to choice of law principles.
19.	Entire Agreement, Modification.  This Agreement constitutes the entire
Agreement between the parties and supersedes all prior oral and written agreements among the parties hereto with respect to the subject matter hereof. This Agreement may not be modified except by a written document signed by each party.
20.	Waiver.  No consent to or waiver of any breach or default in the performance of any obligation hereunder shall be deemed or construed to be a consent to or waiver of any other breach or default in the performance of any of the same or any other obligations hereunder. No purported waiver hereunder shall be effective unless it is in writing and signed by the waiving party.
21.	Headings.  Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret, in whole or in part, any of the terms of this Agreement.22.
	Termination of Prior Agreement. The prior employment agreement between D.A.W. and Employee is terminated as of the effective date of this Agreement.
IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

						EMPLOYEE:

						Michael Curry

						D.A.W., INC.

	By:
	Title:
	Print Name:

						NYER MEDICAL GROUP, INC.

	By:
	Title:
	Print Name:

Nyer Medical Group, Inc.
2002 Stock Option Plan

NON-QUALIFIED STOCK OPTION AGREEMENT

	This Non-Qualified Stock Option Agreement (this "Agreement") is effective as of _________ 2008, between Nyer Medical Group, Inc. a Florida corporation
(the "Corporation"), and ______________ (the "Optionee").

W I T N E S S E T H:

	WHEREAS, the Corporation's Board of Directors established the Nyer Medical Group, Inc. 2002 Stock Option Plan (the "Plan") as approved on _______________, subject to approval of, the stockholders of the Corporation; and
	WHEREAS, the Committee appointed by the Board of Directors of the Corporation pursuant to Article 3 of the Plan (the "Committee"), has granted this Option to the Optionee;

	NOW, THEREFORE, in consideration of the mutual covenants hereinafter contained, the parties hereto agree as follows:

1.	Grant of Option.
      (a)	Option.  On the terms and conditions set forth in the Plan and this Agreement, the Corporation hereby grants to the Optionee this Option to purchase an aggregate of 12,000 shares of common stock, .0001 par value, of the Corporation (the "Shares") at a price of $____ per Share.  This Option is not intended to qualify as an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and shall be construed accordingly.
      (b)	Stock Option Plan.  This Option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received, read and understood.
The provisions of the Plan are hereby incorporated by reference into this Agreement.
2.	Right to Exercise.
	Subject to the terms and conditions of the Plan and this Agreement, the Shares subject to this Option shall vest on the first anniversary of the date hereof (the "Anniversary Date").

3.	No Transfer.

Except as provided in the Plan, this Option is not transferable by Optionee otherwise than by will or the laws of descent and distribution.

4.	Exercise Procedures.   (a)	Notice of Exercise.  The Optionee or the
Optionee's representative may exercise this Option by giving written notice to the Committee in the manner provided in the Plan and substantially in the form annexed hereto as Exhibit A.  The notice shall specify the election to exercise this Option, the number of Shares with respect to which this Option is being exercised and the form of payment (if more than one form is available).  The
notice shall be signed by the person exercising this Option.   In the event
that this Option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Committee) of the representative's right to exercise this Option. The Optionee or the Optionee's representative shall deliver to the Corporation at the time of giving the notice, payment in a form provided under Section 5 for the full amount of the exercise price applicable to that portion of this Option being exercised.
      (b)	Issuance of Shares.  After receiving a proper notice of exercise, the Corporation shall cause to be issued a certificate or certificates for the
Shares as to which this Option has been exercised, registered in the name of the person exercising this Option and bearing such legends as may be appropriate.  The Corporation shall cause such certificate or certificates to be delivered to or upon the order of the person exercising this Option.
      (c)	Withholding Taxes.  In the event that the Committee determines that the Corporation is required to withhold foreign, federal, state or local tax as a result of the exercise of this Option, the Optionee, as a condition to the exercise of this Option, shall make arrangements satisfactory to the
Committee to enable the Corporation to satisfy all withholding requirements.
Any Shares purchased by exercising this Option shall also be issued subject to condition that the Optionee shall make the arrangements satisfactory to the
Committee to enable the Corporation to satisfy any withholding requirements that may arise in connection with the disposition of such Shares.
5.	Payment for Stock.
      (a)	Cash.  All or part of the exercise price may be paid in lawful money of the United States of America.
      (b)	Property or Stock.  At the sole discretion of the Committee, all or part of the exercise price may be paid by the surrender of Shares in good form for transfer.  Such property or Shares must have a Market Price (as determined by the Committee) on the date of exercise of this Option which, together with any amount paid in another form, is equal to the aggregate exercise price.
     (c)	Promissory Note.  At the discretion of the Committee, all or part of the exercise price may be paid by delivery of the Optionee's personal recourse note bearing interest payable not less than annually at no less than the
Applicable Federal Rate, as defined in Section 1274(d) of the Code, along with a pledge agreement satisfactory to the Committee, together with a stock certificate or certificates representing shares of the Corporation's
Common Stock (having a Market Price equal as of the date of exercise to at least the value of the principal amount of the note), duly endorsed or accompanied by a stock power or powers duly endorsed, to secure the Optionee's obligations under such personal recourse note.
      (d)	Exercise/Sale.  At the sole discretion of the Committee, all or part of the exercise price and any withholding taxes may be paid by the delivery of an irrevocable direction (acceptable to the Committee) to a securities broker approved by the Corporation to sell Shares and to deliver all or part of the sales proceeds to the Corporation.
      (e)	Pledge.  At the sole discretion of the Committee, all or part of the exercise price and any withholding taxes may be paid by the delivery of an irrevocable direction (acceptable to the Committee) to a securities broker or lender approved by the Corporation to pledge Shares as security for a loan and to deliver all or part of the loan proceeds to the Corporation.
6.	Term and Expiration.
      (a)	Term of Option.  This Option shall expire on the day before the tenth anniversary of the date hereof, unless sooner terminated as provided in the Plan, and may be exercised during such term only in accordance with the
Plan and this Agreement.
      (b)	Forfeiture on Termination for Cause.  This Option shall be forfeited immediately upon an Optionee's termination of employment if the termination is for "cause".  The term "cause" shall mean any one (or more) of the following:
(i) the Optionees 's commission of any fraud, misappropriation or misconduct which causes demonstrable injury to the Corporation or a subsidiary or affiliate; or (ii) an act of dishonesty by the Optionee resulting or intended to result, directly or indirectly, in gain or personal enrichment at the expense of the Corporation or a subsidiary or affiliate; or (iii) such meaning, if any, as set forth in any employment agreement between the employee and the
Corporation.  It shall be within the sole discretion of the Committee to determine whether an employee's termination was for one of the foregoing reasons, and its decision shall be final and conclusive.
      (c)	Termination other than from Disability, Death or Retirement.  Upon an Optionee's termination of employment for reasons other than death, Disability or Retirement, this Option, which is otherwise exercisable, shall terminate unless exercised within no more than 180 days following the Termination Date, but in no event after the expiration of the exercise period of the Option.
      (d)	Termination from Disability or Retirement.  Upon an Optionee's termination of employment because of Disability or Retirement, this Option, which is otherwise exercisable, shall terminate unless exercised within the period of 365 days following such date, but in no event after the expiration date of the exercise period of the Option.
      (e)	 Termination because of Death.  Upon an Optionee's death, any
Options held by the Optionee at the date of death and which were otherwise exercisable on such date shall be exercisable by the Designated Beneficiary or personal representative for a period of two years from the date of death, but in no event later than the expiration date of the exercise period of the
Option.
7.	No Registration Rights.
	The Corporation may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law.
The Corporation shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.
8.	Securities Law and Other Restrictions.
	Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Committee at its discretion, may impose restrictions upon the sale, pledge or other transfer of such Shares
(including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable in order to achieve compliance with any agreement to which the Corporation is a party, the Securities Act, the securities laws of any state or any other law or with restrictions imposed on the Corporation by its underwriters, or otherwise.
9.	Miscellaneous Provisions.
      (a)	Entire Agreement; Amendments.  This Agreement and the Plan
constitute the entire agreement between the parties hereto with regard to the subject matter hereof.  This Agreement may not be amended except by a written instrument signed by both parties hereto.
      (b)	Choice of Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Florida.

	IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed on its behalf by a duly authorized officer and the Optionee has personally executed this Agreement.

						Nyer Medical Group, Inc.


______________________________	By:___________________________________
[Optionee]              		, Treasurer

Optionee's Address:


	EXHIBIT A

[Date of Exercise]

[Corporation]
[Address][Address]Attention: Corporate Secretary

	Re:	Stock Option

Dear Sir:

	I am the holder of a stock option granted to me by Nyer Medical Group, Inc. (the "Corporation"), pursuant to a Non-Qualified Stock Option Agreement dated as of _________, to purchase ______________ shares of Common Stock of the Corporation ("Shares"). I hereby exercise such option with respect to ___________ Shares, the total purchase price for which is $__________, and [I enclose a certified, bank cashier's or other acceptable check payable to the order of the Corporation in the amount of $_______, representing the total purchase price for the Shares] [I hereby elect to pay the purchase price by delivering to the Corporation _____ shares of Common Stock of the Corporation having a fair market value equal to $___________ from the Shares I am purchasing pursuant to the exercise of such option] [I enclose an irrevocable direction to a securities broker to deliver sales or loan proceeds to the Corporation in the amount of $_______, representing the total purchase price for the Shares]. [I enclose the necessary promissory note, pledge agreement and related documents pursuant to my loan from the Corporation in the amount of $_____representing the total purchase price for the Shares]. The certificate or certificates representing the Shares should be registered in my name and should be forwarded to me at ________________________.

	Please acknowledge receipt of the exercise of my stock option on the attached copy of this letter.

						Very truly yours,



						[OPTIONEE]

RECEIPT ACKNOWLEDGED:

[CORPORATION]

By: ________________________________











===================================================================
APPENDIX K  VOTING AGREEMENT
----------  ----------------

VOTING AGREEMENT----------------
      VOTING AGREEMENT ("Voting Agreement") dated as of December
20th, 2007, by and among (i) Nyer Medical Group, Inc., a Florida corporation (the "Company"), (ii) Samuel Nyer, a shareholder of the Company (the "Nyer Shareholder" and together, the "Nyer Shareholders"), (iii) Mark A. Dumouchel, proxy (as defined hereinafter), and (iv) Mark A. Dumouchel, David Dumouchel, Lucille Curry, Michael Curry, Donato Mazzola and Wayne Gunter, each a minority shareholder of the Company (together, the "Minority Shareholders").
      WHEREAS, on or about August 5, 1996, the Minority Shareholders and the Company entered into a Shareholders' Agreement (the "Shareholders' Agreement") providing in relevant part for the Company's purchase of the Minority Shareholders' interest in D.A.W., Inc. ("D.A.W.") and F.M.T. Franchise Co., Inc. ("F.M.T.") to be completed on or before August 5, 2006;
      WHEREAS, on or about August 9, 2006, the Minority Shareholders and the Company entered into an Agreement (the "Agreement"), which in relevant part extended until as late as July 15, 2007, the Company's obligations to complete the purchase of the Minority Shareholders' interest in D.A.W. and F.M.T. with payment in immediately available funds;
      WHEREAS, the Company has to date been unable to satisfy its purchase obligations under the Agreement;
      WHEREAS, simultaneously herewith, the Minority Shareholders and the Company have entered into an amendment to the Agreement (the "Amended Agreement") providing for the completion of a series of transactions (the "Transactions") which will together satisfy the Company's obligations under the Agreement and the Shareholders' Agreement, including, but without limitation, the transactions provided for in the Preferred Stock Purchase and Sale Agreement by and among the Nyer Shareholders and the Company (the "Preferred P&S") relating to the sale of all of the Company's outstanding preferred stock (the "Preferred Stock") by the Nyer Shareholders to the Company;
      WHEREAS, the Nyer Shareholders own an aggregate of one hundred percent of the issued and outstanding Preferred Stock in the amounts set forth in the Preferred P&S and such other securities of the Company as set forth next to each Nyer Shareholder's name on Schedule A hereto (together with the Preferred Stock, collectively the "Shares");
      WHEREAS, in order to induce the Minority Shareholders to enter into the Amended Agreement and Transactions, the Company and the Minority
Shareholders have requested each Nyer Shareholder, and each Nyer Shareholder has agreed, to enter into this Voting Agreement with respect to all of the Shares that such Nyer Shareholder beneficially owns;
      WHEREAS, in order to further induce the Minority Shareholders to enter into the Amended Agreement and Transactions, the parties hereto agree that the Minority Shareholders shall be made parties to this Voting Agreement so as to provide them with standing to compel the vote foreseen by this Voting Agreement and to otherwise enforce it in accordance with its terms;
      WHEREAS, in order for the Nyer Shareholders to receive the benefit of the Preferred P&S to which they are parties, this Voting Agreement must be agreed to by the Minority Shareholders so that the Minority Shareholders will execute and implement the Amended Agreement and Transactions, such Amended Agreement and Transactions permitting the Company to fulfill its obligations to the Nyer Shareholders pursuant the Preferred P&S; and
      WHEREAS, each element of the transactions (i) by the Company to the Minority Shareholders pursuant to the Amended Agreement, (ii) by the Minority Shareholders to the Company pursuant to the Amended Agreement, (iii) by the Company to the Nyer Shareholders pursuant to the Preferred P&S, and (iv) by the Nyer Shareholders to the Company pursuant to the Preferred P&S are essential to each other and the proposed restructuring.
      NOW, THEREFORE, the parties hereto agree as follows:
ARTICLE 1
GRANT OF PROXY; VOTING AGREEMENT
      Section 1.01. Voting Agreement. Each Nyer Shareholder hereby agrees to vote or exercise its right to consent with respect to all Shares that such Nyer Shareholder is entitled to vote at the time of any vote or action by written consent to approve and adopt each and any of the Transactions that require approval of the common or preferred shareholders of the Company under applicable law, Nasdaq Stock Market rules or otherwise, at any meeting of the shareholders of the Company, and at any adjournment or postponement thereof, at which such Transactions or any related agreements (or any amended version thereof) are submitted for the consideration and vote of the shareholders of the Company. Each Nyer Shareholder hereby agrees that it will not vote any Shares in favor of, or consent to, and will vote against and will not consent to, the approval of any corporate action the consummation of which would frustrate the purposes, or prevent or delay the consummation, of the Transactions.
      Section 1.02. Irrevocable Proxy. Each Nyer Shareholder hereby revokes any and all previous proxies granted with respect to the Shares. By entering into this Voting Agreement, each Nyer Shareholder hereby grants a proxy appointing Mark A. Dumouchel (the "Proxy") as such Nyer Shareholder's attorney-in-fact and proxy, with full power of substitution, for and in such Nyer Shareholder's name, to vote, express consent or dissent, or otherwise to utilize such voting power in the manner contemplated by Section 1.01 above as Proxy or his proxy or substitute shall, in Proxy's sole discretion, deem proper with respect to the Shares. The proxy granted by each Nyer Shareholder pursuant to this ARTICLE 1 is irrevocable and is granted in consideration of Proxy and the Minority Shareholders entering into this Voting Agreement, the Amended Agreement and the Transactions in order that the Company and the Nyer Shareholders may proceed with the Preferred P&S; provided, however, that the proxy granted by such Nyer Shareholder shall be revoked upon termination of this Voting Agreement in accordance with its terms.
ARTICLE 2
REPRESENTATION AND WARRANTIES OF NYER SHAREHOLDERS
      Each Nyer Shareholder represents and warrants to Proxy, the Minority Shareholders and the Company that:
      Section 2.01. Authorization. Such Nyer Shareholder is of legal age and has full capacity to execute and deliver this Voting Agreement and perform his obligations hereunder. This Voting Agreement has been duly executed and delivered by such Nyer Shareholder, and this Voting Agreement constitutes the valid and binding obligation of such Nyer Shareholder, enforceable against such Nyer Shareholder in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency or similar laws from time to time in effect affecting creditors' rights generally and by legal and equitable limitations on the availability of specific remedies. If such Nyer Shareholder is married and the Shares constitute community property under applicable law, this Voting Agreement has been duly authorized, executed and delivered by, and constitutes the valid and binding agreement of, such Nyer Shareholder's spouse.
      Section 2.02. Non-Contravention. Neither the execution and delivery by such Nyer Shareholder of this Voting Agreement nor the consummation by such Nyer Shareholder of the transactions contemplated hereby, will, with or without the giving of notice or passage of time, or both, (i) conflict with, or result in a breach or violation of, or constitute a default under any applicable law,
(ii) require any authorization or approval of, or filing with, any governmental agency, authority or other body or any other person or entity, or (iii) conflict with or violate, breach, or constitute a default under, or permit the termination or acceleration of maturity of, or result in the imposition of any encumbrances, security interests, estates of superior title, liens, taxes, claims, liabilities, options, commitments, charges, covenants, conditions, restrictions or other obligations of whatsoever kind, quantity or nature, whether accrued, absolute, contingent or otherwise which affect title to the Shares ("Encumbrances") upon the Shares pursuant to any provision of, any note, bond, indenture, mortgage, deed of trust, evidence of indebtedness or other contract or agreement or any order by which such Nyer Shareholder or the Company is bound, or to which it is a party. No suit, action or other proceeding, or injunction or judgment or other order is pending or, to such Nyer Shareholder's knowledge, threatened before any court or governmental or regulatory official or agency or arbitrator, in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with this Voting Agreement or the consummation of the transactions contemplated hereby, or which might materially and adversely affect the Shares.
      Section 2.03. Ownership of Shares. Such Nyer Shareholder owns and has, and at the closing of the Transactions will own and have, good and marketable title to the Shares, free and clear of all Encumbrances and any other limitation or restriction (including any restriction on the right to vote or otherwise dispose of the Shares). None of the Shares is subject to any voting trust or other agreement or arrangement with respect to the voting of such Shares.
      Section 2.04. Total Shares. As of the date of this Voting Agreement, except for the Shares and other securities of the Company set forth in the Preferred P&S or on Schedule A hereto, such Nyer Shareholder does not beneficially own any (i) shares of capital stock or voting securities of the Company, (ii) securities of the Company convertible into or exchangeable for shares of capital stock or voting securities of the Company or (iii) options or other rights to acquire from the Company, or other obligation of the Company to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Company.
      Section 2.05. Finder's Fees. No investment banker, broker, finder or other intermediary is entitled to a fee or commission in respect of this Voting Agreement based upon any arrangement or agreement made by or on behalf of such Nyer Shareholder.
      Section 2.06. Powers of Attorney. To the extent any Nyer Shareholder executes this Voting Agreement and any documents ancillary thereto pursuant to a power of attorney and by and through an attorney-in-fact acting pursuant to such power of attorney, the Nyer Shareholder hereby represents and warrants that such power of attorney has been duly and validly executed and given by the Nyer Shareholder, that the relevant attorney-in-fact has received and accepted such power of attorney and fully accepted his/her charge pursuant to such power of attorney, that such power of attorney is sufficient and adequate for purposes of effectuating such Nyer Shareholder's execution of this Voting Agreement and ancillary documents executed pursuant thereto, and that such power of attorney is otherwise wholly lawful and enforceable in accordance with its terms against such Nyer Shareholder and the relevant attorney-in-fact.
      Section 2.07. Affidavit of Attorney-in-Fact. Any and all parties executing this Voting Agreement by and through an attorney-in-fact pursuant to a power of attorney shall deliver on or before the date hereof a duly executed, valid and currently dated Attorney-in-Fact Affidavit in the form and substance found at Schedule B hereto.
ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF PROXY

      Proxy represents and warrants to the Nyer Shareholders:
 Section 3.01. Authorization. Proxy is of legal age and has full capacity to execute and deliver this Voting Agreement and perform his obligations hereunder. This Voting Agreement has been duly executed and delivered by Proxy, and this Voting Agreement constitutes the valid and binding obligation of Proxy, enforceable against him in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency or similar laws from time to time in effect affecting creditors' rights generally and by legal and equitable limitations on the availability of specific remedies.
      Section 3.02. Non-Contravention. Neither the execution and delivery by the Proxy of this Voting Agreement nor the consummation by the Proxy of the transactions contemplated hereby, will, with or without the giving of notice or passage of time, or both, conflict with, or result in a breach or violation of, or constitute a default under any applicable law. No suit, action or other proceeding, or injunction or judgment or other order is pending or, to the Proxy's knowledge, threatened before any court or governmental or regulatory official or agency or arbitrator, in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with this Voting Agreement or the consummation of the transactions contemplated hereby.
ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
      The Company represents and warrants to the Nyer Shareholders, to the Minority Shareholders and to the Proxy:
      Section 4.10. Authorization. Company is duly formed and properly authorized to execute and deliver this Voting Agreement and perform its obligations hereunder. This Voting Agreement has been duly executed and delivered by the Company, and this Voting Agreement constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency or similar laws from time to time in effect affecting creditors' rights generally and by legal and equitable limitations on the availability of specific remedies.
      Section 4.02. Non-Contravention. Neither the execution and delivery by the Company of this Voting Agreement nor the consummation by the Company of the transactions contemplated hereby, will, with or without the giving of notice or passage of time, or both, conflict with, or result in a breach or violation of, or constitute a default under any applicable law. No suit, action or other proceeding, or injunction or judgment or other order is pending or, to the Company's knowledge, threatened before any court or governmental or regulatory official or agency or arbitrator, in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with this Voting Agreement or the consummation of the transactions contemplated hereby, or which might materially and adversely affect the Shares or otherwise have a negative financial effect upon the Company.
ARTICLE 5
COVENANTS OF SHAREHOLDER

      Each Nyer Shareholder hereby covenants and agrees that:
      Section 5.01. No Proxies for or Encumbrances on Shares. Except pursuant to the terms of this Voting Agreement, such Nyer Shareholder shall not, without the prior written consent of Proxy, directly or indirectly, during the term of this Voting Agreement, (i) grant any proxies or enter into any voting trust or other agreement or arrangement with respect to the voting of any Shares, (ii) sell, assign, transfer, encumber or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the direct or indirect sale, assignment, transfer, Encumbrance or other disposition of, any Shares, except as may be specifically required by court order (in which case the transferee or party obtaining voting power over the Shares shall be bound by this Voting Agreement) or (iii) seek or solicit any such sale, assignment, transfer, encumbrance or other disposition or any such contract, option or other arrangement or understanding, and agrees to notify Proxy promptly and to provide all details requested by Proxy, if such Nyer Shareholder shall be approached or solicited, directly or indirectly, by any person with respect to any of the foregoing.
      Section 5.02. Estoppel. Each Nyer Shareholder agrees that it will not at any time dispute its authority to have proceeded hereunder or act in a manner or take an action to limit, challenge or dispute its authority to have fully, completely and forever enter into this Voting Agreement as a binding agreement, and/or in respect to a Power-of-Attorney as attorney-in-fact or otherwise hereunder.
ARTICLE 6
MISCELLANEOUS

      Section 6.01. Fiduciary Duties. The parties acknowledge and agree that each Nyer Shareholder is signing this Voting Agreement solely in such Nyer Shareholder's capacity as an owner of his, her or its Shares and/or in respect to a Power-of-Attorney, and nothing herein shall prohibit, prevent or preclude such Nyer Shareholder from taking or not taking any action in his or her capacity as an officer or director of the Company.
      Section 6.02. Other Definitional and Interpretative Provisions. The words "hereof", "herein" and "hereunder" and words of like import used in this Voting Agreement shall refer to this Voting Agreement as a whole and not to any particular provision of this Voting Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles, Sections and Schedules are to Articles, Sections and Schedules of this Voting Agreement unless otherwise specified. All Schedules attached hereto or referred to herein are hereby incorporated in and made a part of this Voting Agreement as if set forth in full herein. Any capitalized terms used in any Schedule but not otherwise defined therein shall have the meaning as defined in this Voting Agreement. Any singular term in this Voting Agreement shall be deemed to include the plural, and any plural term the singular. Any pronoun shall include the corresponding masculine, feminine and neuter forms, as appropriate. Whenever the words "include", "includes" or "including" are used in this Voting Agreement, they shall be deemed to be followed by the words "without limitation", whether or not they are in fact followed by those words or words of like import. "Writing", "written" and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any person include the successors and permitted assigns of that person. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively.
      Section 6.03. Further Assurances. Proxy, the Company and each Nyer Shareholder will each execute and deliver, or cause to be executed and delivered, all further documents and instruments and use their reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations, to consummate and make effective the transactions contemplated by this Voting Agreement.
      Section 6.04. Amendments; Termination. Any provision of this Voting Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Voting Agreement or in the case of a waiver, by the party against whom the waiver is to be effective. This Voting Agreement shall terminate upon the earlier of (i) the termination of the Preferred P&S in accordance with its terms and (ii) the closing of the Transactions.
      Section 6.05. Expenses. No party shall be responsible to pay the costs and expenses incurred or to be incurred by any other party in the negotiation and preparation of this Voting Agreement and in carrying out the transactions contemplated hereby.
      Section 6.06. Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Voting Agreement shall inure to the benefit of and be binding upon the respective estates, successors and assigns of the parties; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Voting Agreement without the consent of the other parties hereto, except that Proxy may transfer or assign its rights and obligations to any affiliate of Proxy.
      Section 6.07. Governing Law. This Voting Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the internal laws of the Commonwealth of Massachusetts without regard to choice of law considerations.
      Section 6.08. Jurisdiction. The parties agree that jurisdiction and venue for any action arising out of, related to, or concerning this Voting Agreement, as amended or modified shall be exclusively in the Business Litigation Session of the Superior Court for the Commonwealth of Massachusetts.
      Section 6.09. Counterparts; Effectiveness. This Voting Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Voting Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Voting Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).
      Section 6.10. Severability. If any term, provision or covenant of this Voting Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions and covenants of this Voting Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.
      Section 6.11. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Voting Agreement is not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof in addition to any other remedy to which they are entitled at law or in equity.
      Section 6.12. Recitals. The recitals set forth at the beginning of this Voting Agreement are accepted by the parties as constituting a necessary part of this Voting Agreement, which statements are acknowledged and agreed to by each Party. Further, it is agreed to by each party hereto that each element of consideration to be provided (i) by the Company to the Minority Shareholders pursuant to the Amended Agreement, (ii) by the Minority Shareholders to the Company pursuant to the Amended Agreement, (iii) by the Company to the Nyer Shareholders pursuant to the Preferred P&S, and (iv) by the Nyer Shareholders to the Company pursuant to the Preferred P&S, is a necessary part of the consideration being provided hereunder.
[Signatures appear on following page.]



      IN WITNESS WHEREOF, the parties hereto have caused this Voting Agreement to be duly executed as of the day and year first above written. NYER MEDICAL GROUP, INC.
By:	/s/    Karen L. Wright
	Name:  Karen L. Wright	Title: President

NYER SHAREHOLDERS:

Name: Samuel Nyer

By:	_/s/ Helen G Nyer
	     Helen G. Nyer, Attorney-in-Fact

PROXY:
    /s/ Mark A Dumouchel
        Mark A. Dumouchel


	MINORITY SHAREHOLDERS:
	_/s/ Mark A Dumouchel
	Mark A. Dumouchel

	/s/ David Dumouchel
	David Dumouchel

      /s/ Lucille Curry
	Lucille Curry

	/s/ Michael Curry
	Michael Curry

	/s/ Donato Mazzola
	Donato Mazzola

	/s/ Wayne Gunter
	Wayne Gunter




















SCHEDULE A

OTHER COMPANY SECURITIES OWNED BY THE NYER
SHAREHOLDERS

Mr. Samuel Nyer beneficially owns 2,000 shares of Class A preferred stock, which has aggregate voting rights equal to 2,000,000 shares of common stock of Nyer, and 1,000 shares of Class B preferred stock, which has aggregate voting rights equal to 2,000,000 shares of common stock of Nyer. The preferred stock has voting rights on all matters that come before the common shareholders for vote.

Mr. Samuel Nyer owns 89,300 shares of Common Stock.

Mr. Nyer owns 560,000 shares of Common Stock underlying options granted pursuant to the 1993 Stock Option Plan and the 2002 Stock Option Plan, and 500,000 vested non-qualified options granted pursuant to Mr. Nyer's 1999 employment agreement, as amended.


SCHEDULE B

AFFIDAVIT OF ATTORNEY-IN-FACT
AFFIDAVIT IN FACTS AFFIDAVIT

State of Florida
County of Dade

Before me, the undersigned authority, personally appeared Helen G. Nyer ("Attorney in fact") who affirms and offers that:

1. Affiant is the attorney in fact named in the Durable Power of Attorney executed by SAMUEL NYER (the "Principal") on November 17, 2005.
2.  To the best of the Affiant's knowledge after diligent search and inquiry:

     a. The Principal is not deceased, has not been adjudicated incapacitated, and has not revoked, partially or completely terminated or suspended the Durable Power of Attorney; and
     b. A petition to determine the incapacity of or to appoint a guardian for the Principal is not pending.
3. Affiant agrees not to exercise any powers granted by the Durable Power of Attorney is Affiant attains knowledge that it has been revoked, partially completely terminated, suspended, or is not longer valid because of the death or adjudication of incapacity of the principal.

/s/    Helen G. Nyer
        Helen G. Nyer

Affirmed before me on the 14 day of December, 2007

The Affiant is personally know to me
Or produced (Type of Identification):   5345043   Maine
                                   Issued 9-04   exp 10-08

/s/ Osvaldo Oritz
    Notary Public
====================================================================
APPENDIX L   REGISTRATION RIGHTS AGREEMENT
----------   -----------------------------

REGISTRATION RIGHTS AGREEMENT
-----------------------------

      This Registration Rights Agreement (this "Agreement") is made and entered into as of February 4, 2008, by and among Nyer Medical Group, Inc., a Florida corporation (the "Company"), and the shareholders signatory hereto (each such shareholder, a "Shareholder" and collectively, the "Shareholders").
      WHEREAS, on or about August 5, 1996, the Shareholders and the Company entered into a Shareholders' Agreement (the "Shareholders' Agreement")
providing in relevant part for the Company's purchase of the Shareholders'
interests (collectively, the "Subsidiary Interest") in D.A.W., Inc. ("D.A.W.")
and F.M.T. Franchise Co., Inc. ("F.M.T.") to be completed on or before
August 5, 2006;
      WHEREAS, on or about August 9, 2006, the Shareholders, D.A.W. and the
Company entered into an agreement (the "Extension Agreement") which, in relevant part, extended until as late as July 15, 2007, the Company's obligations to complete the purchase of the Subsidiary Interest with payment in immediately available funds;
      WHEREAS, the Company has to date been unable to satisfy its purchase obligations under the Extension Agreement;
      WHEREAS, on December 20, 2007, the Shareholders, D.A.W. and the Company
have entered into an amendment to the Extension Agreement (the "Amended
Agreement") providing for the completion of a series of transactions which will together satisfy the Company's obligations under the Extension Agreement and the Shareholders' Agreement, including, but without limitation: (i) the purchase by the Shareholders of 597,827 shares of common stock of the Company held by
Nyle International Corp. (the "Nyle Common Stock"); (ii) the redemption of all of the preferred stock of the Company held by certain members of the Nyer family; and
(iii) the purchase by the Company of the Subsidiary Interest;
      WHEREAS, the Amended Agreement provides that (i) part of the purchase price for the Subsidiary Interest is a promissory note or notes issued by the
Company in favor of the Shareholders (the "Convertible Note"), which Convertible
Note is convertible into shares of common stock of the Company, $0.0001 par value per share (the "Common Stock"), (ii) part of the purchase price for the
Subsidiary Interest shall be shares of Series 2 of the Class B Preferred
Stock of the Company (the aggregate of such stock issued as consideration thereunder, the "Class B-2 Preferred") and (iii) the Company, D.A.W. and each of Mark Dumouchel, David Dumouchel, Wayne Gunter, Donato Mazzola and Michael
Curry will enter into an employment agreement (each, an "Employment Agreement")
pursuant to which each employee shall receive non-qualified stock options to purchase 12,000 shares of Common Stock;
      WHEREAS, the Convertible Note provides that Shareholders may elect to receive all or any portion of their allocable payment of the Convertible Note in shares of Common Stock, for any given period;
      NOW THEREFORE, in consideration of the recitals, the mutual covenants and agreement herein contained, and other valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the Company and the
Shareholders hereby agree as follows:
      1.	Definitions.  As used in this Agreement, the following terms shall have the following meanings:
      "Advice" shall have the meaning set forth in Section 7(d).
      "Commission" means the U.S. Securities and Exchange Commission or any successor authority.
      "Company Notice" shall have the meaning set forth in Section 2(a)(i).
      "Effectiveness Date" means, with respect to any Registration Statement required to be filed hereunder, the earlier of (a) the 60th calendar day following the Filing Date, and (b) the fifth Trading Day following the date on which the Company is notified by the Commission that the Registration Statement will not be reviewed or is no longer subject to further review and comments.
      "Effectiveness Period" shall have the meaning set forth in Section 2(c).
      "Event" shall have the meaning set forth in Section 2(d).
      "Event Date" shall have the meaning set forth in Section 2(d).
      "Exchange Act" means the Securities Exchange Act of 1934, and the rules and regulations of the Commission thereunder, all as from time to time in effect, or any successor law, rules or regulations, and any references to any statutory or regulatory provision shall be deemed to be a reference to any successor statutory or regulatory provision.
      "Filing Date" means, (i) with respect to a Registration Statement that is filed pursuant to Section 2(a), the filing date of such Registration Statement, and (ii) with respect to a Registration Statement required to be filed pursuant to Section 2(b), the date set forth in the Request Notice, which shall not be less than ninety (90) days after the date of such Request Notice.
      "Holder" or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities.
      "Indemnified Party" shall have the meaning set forth in Section 6(c).
      "Indemnifying Party" shall have the meaning set forth in Section 6(c).
      "Losses" shall have the meaning set forth in Section 6(a).
      "Proceeding" means an action, claim, suit, investigation or proceeding(including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.
      "Prospectus" means the prospectus included in a Registration Statement
(including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rules 430A or 430B promulgated under the Securities
Act), as amended or supplemented by any prospectus supplement or free writing prospectus, with respect to the terms of the offering of any portion of the
Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.
      "Registrable Securities" means (i) the Nyle Common Stock, (ii) the shares of Common Stock issuable upon conversion under the Convertible Note, (iii) the shares of Common Stock issuable as payment under the Convertible Note, (iv) the shares of Common Stock issuable upon conversion of the Class B-2 Preferred, or
(v) the shares of Common Stock issuable pursuant to the exercise of an employee stock option granted by the Company under an Employment Agreement to any
Shareholder, together with any shares of Common Stock issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.
      "Registration Statement" means the registration statements required to be filed hereunder, including (in each case) the Prospectus, amendments and supplements to the registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in the registration statement.
      "Request Notice" shall have the meaning set forth in Section 2(b).
"Requested Registrable Securities" means Registrable Securities requested by a Holder to be included in a Registration Statement pursuant to the provisions of this Agreement.
      "Rule 144" means Rule 144 promulgated by the Commission under the
Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.
      "Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.
      "Rule 424" means Rule 424 promulgated by the Commission pursuant to the
Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.
      "Securities Act" means the Securities Act of 1933, and the rules and regulations of the Commission thereunder, all as from time to time in effect, or any successor law, rules or regulations, and any references to any statutory or regulatory provision shall be deemed to be a reference to any successor statutory or regulatory provision.
      "Selling Shareholder Questionnaire" shall have the meaning set forth in
Section 3(a).
      "Trading Day" means any day other than a Saturday, a Sunday, or a day on which the New York Stock Exchange or Nasdaq Stock Market are authorized or required by law or executive order to remain closed.
      2.	Registration.
      (a)	Registration by the Company. If at any time or from time to time the
Company shall propose to file on its behalf or on behalf of any of its security holders (including without limitation pursuant to Section 2(b)) a registration statement under the Securities Act with respect to any class of Common Stock, except in connection with (i) an offering relating solely to dividend reinvestment plans or stock option or other employee benefit plans, (ii) any merger,  consolidation or acquisition, (iii) any exchange or tender offer, whether with existing security holders of the Company or any other person, or
(iv) an offering relating solely to convertible securities or units consisting of securities senior to Common Stock and warrants, options and rights to acquire Common Stock, the Company shall, in each case:
      (i)  promptly give written notice to each Holder (the "Company Notice")
at least twenty (20) days (or such shorter period as the Company deems reasonable under the circumstances) before the anticipated Filing Date.  Such notice shall include the anticipated offering price or range thereof and the plan of distribution;
      (ii)  subject to the provisions of subsection 2(a)(iii) hereof, include in such registration (and any related qualification under blue sky or other state securities laws), and, at the request of a Shareholder, all Registrable
Securities held by a Holder specified in a written request or requests, made within ten (10) days after such written notice from the Company, by such
Holder; and
      (iii)  use commercially reasonable efforts to cause the managing underwriter or underwriters of any proposed underwritten offering of any class of Common Stock to permit the Requested Registrable Securities to be included in the Registration Statement for such offering on the same terms and conditions as the Common Stock of the Company included therein.
Notwithstanding the foregoing, if the managing underwriters of such offering deliver a written opinion to the holders of such Requested Registrable
Securities that marketing considerations (including, without limitation, pricing) require a limitation on the Requested Registrable Securities included in any Registration Statement filed under this Section 2(a), then, subject to the advice of said managing underwriter or underwriters as to the size and composition of the offering, such limitation will be imposed pro rata (based upon the relative proposed public offering price of the Requested Registrable
Securities ) among all holders of Requested Registrable Securities (except as otherwise provided in Section 2(b)).
      If any Holder desires to have Registrable Securities registered under this Section 2(a), it shall be required so to advise the Company in writing within ten (10) days after the date of the Company's notice, setting forth the number or amount of Registrable Securities for which registration is so requested. Neither the delivery of the Company Notice nor of the request by any Holders shall in any way obligate the Company to file a Registration
Statement and, notwithstanding such filing, the Company may, at any time prior to the effective date thereof, determine not to offer the securities to which the registration statement relates without liability to any of the Holders. No registration of Registrable Securities effected under this Section 2(a) shall relieve the Company of its obligation to effect registration of Registrable
Securities upon any request made pursuant to the provisions of Section 2(b).
      (b)	Registration at Holders' Request.  Subject to the second paragraph of this Section 2(b), upon the written request (the "Request Notice") of the
Holders of a majority of the Registrable Securities requesting that the Company effect the registration under the Securities Act of all or part of the
Registrable Securities held by such Holder, specifying the intended method or methods of disposition of such Registrable Securities, the Company shall, except to the extent not required to do so pursuant to the provisions of this Section 2(b), promptly give written notice of such requested registration to all Holders of Registrable Securities and thereupon will expeditiously prepare and, a registration statement with respect to, and use its best reasonable efforts to effect the registration, under the Securities Act, of:
      (i)  the Requested Registrable Securities , for disposition in accordance with the intended method of disposition stated in such request,
and   (ii)  all other Registrable Securities which the Company has been requested to register by the Holders of Registrable Securities by written request delivered to the Company within ten (10) days after the giving of such notice by the Company (which request shall specify the intended method of disposition of such Registrable Securities).
	Notwithstanding anything to the contrary above, the Company need not file and so cause a Registration Statement so filed pursuant to the provisions of this Section 2(b) to become effective under the Securities Act on more than two occasions (except that if the Company is then eligible for the use of Form
S-3 (or any successor form), Holders shall have the right to request an additional registration on Form S-3 (or such successor form) under this Section
2(b)); provided however, that a Registration Statement filed and then withdrawn by the Company shall not count as one of the two occasions referred to above.
      (c)	On or prior to the Filing Date, the Company shall prepare and file with the Commission the Registration Statement covering the resale of all of the Requested Registrable Securities (for an offering to be made on a continuous basis pursuant to Rule 415, if so requested by any Shareholder).
The Registration Statement required hereunder shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable
Securities on Form S-3, in which case the Registration shall be on another appropriate form in accordance herewith).  Subject to the terms of this
Agreement, the Company shall use its best efforts to cause the Registration
Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event not later than the
Effectiveness Date, and shall use its best efforts to keep the Registration
Statement continuously effective under the Securities Act until the date when all Registrable Securities covered by the Registration Statement have been sold or may be sold without restrictions pursuant to Rule 144 as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the affected Holders (the "Effectiveness Period").  The Company shall use its best efforts to notify the Holders of the effectiveness of the Registration
Statement within two (2) Trading Days of the date that the Company receives notification of the effectiveness from the Commission.  Failure to so notify the Holders within two (2) Trading Days of such notification shall be deemed an Event under Section 2(d).  The Company shall, as promptly as possible, but in any event within three (3) Trading Days of the day that the Company receives notification of the effectiveness from the Commission, file a Prospectus under
Rule 424(b) with the Commission, if required under the Securities Act.
      (d)	If: (i) a Registration Statement requested pursuant to Section
2(b)is not filed on or prior to the Filing Date (if the Company files such a
Registration Statement without affording the Holder the opportunity to review and comment on the same as required by Section 3(a), the Company shall not be deemed to have satisfied this clause (i)), or (ii) the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities Act, within five (5) Trading Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be "reviewed," or is not subject to further review, or (iii) prior to the date when such
Registration Statement is first declared effective by the Commission, the
Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the Commission in respect of such Registration
Statement within ten (10) Trading Days after the receipt of comments by or notice from the Commission that such amendment is required in order for a
Registration Statement to be declared effective, or (iv) a Registration
Statement filed or required to be filed hereunder is not declared effective by the Commission on or before the 30th calendar day after the Effectiveness
Date, or (v) after a Registration Statement is first declared effective by the Commission, it ceases for any reason to remain continuously effective as to all Registrable Securities for which it is required to be effective, or the Holders are not permitted to utilize the Prospectus therein to resell such
Registrable Securities, for in any such case ten (10) consecutive calendar days but no more than an aggregate of fifteen (15) calendar days during any twelve (12) month period (which need not be consecutive Trading Days)(any such failure or breach being referred to as an "Event," and for purposes of clause
(i) or (iv) the date on which such Event occurs, or for purposes of clause (ii)
the date on which such (5) five Trading Day period is exceeded, or for purposes of clause (iii) the date which such ten (10) Trading Day period is exceeded, or for purposes of clause (v) the date on which such 10 or 15 calendar day period, as applicable, is exceeded being referred to as "Event Date"), then in addition to any other rights the Holders may have hereunder or under applicable law, then, on each monthly anniversary of each such Event Date (if the applicable
Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to 1.0% for the first two months and 2.0% for each month thereafter of the aggregate purchase price paid by such
Holder for any Registrable Securities then held by such Holder.  If the Company fails to pay any partial liquidated damages pursuant to this Section in full within thirty days after the date payable, the Company will pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full.  The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event.
      3.	Registration Procedures
      In connection with the Company's registration obligations hereunder, the
Company shall: (a) Not less than five (5) Trading Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall, (i) furnish to the Holders copies of all such documents proposed to be filed (including the proposed Registration
Statement and any related prospectus and documents incorporated or deemed incorporated by reference to the extent requested by such person) which documents will be subject to the review of such Holders, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the
Holders of a majority of the Registrable Securities shall reasonably object in good faith, provided that the Company is notified of such objection in writing no later than five (5) Trading Days after the Holders have been so furnished copies of such documents.  Each Holder agrees to furnish to the
Company a completed questionnaire in the form attached to this Agreement as
Annex A (a "Selling Shareholder Questionnaire") not less than three (3) Trading
Days prior to the Filing Date or by the end of the third Trading Day following the date on which such Holder receives draft materials in accordance with this
Section, whichever occurs later.
      (b)	(i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the
Effectiveness Period and prepare and file with the Commission such additional
Registration Statements in order to register for resale under the Securities
Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to the Registration Statement or Prospectus or any request for amendment or post-effective amendments the Registration Statement or supplements to the Prospectus or for additional information and, as promptly as reasonably possible, provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration
Statement or such amendment or supplements; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the
Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the
Registration Statement as so amended or in such Prospectus as so supplemented.
      (c)	Notify the Holders of Registrable Securities to be sold as promptly as reasonably possible and (if requested by any such person) confirm such notice in writing promptly following the day (i)(A) when a Prospectus or any
Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a "review" of the Registration Statement and whenever the
Commission comments in writing on the Registration Statement (the Company shall upon request provide true and complete copies thereof and all written responses thereto to each of the Holders); and (C) with respect to the Registration
Statement or any post-effective amendment, when the same has become effective;
(ii) of any request by the Commission or any other Federal or state governmental authority during the period of effectiveness of the Registration
Statement for amendments or supplements to the Registration Statement or
Prospectus or for additional information; (iii) of the issuance by the
Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation or threatening of any
Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in the Registration Statement ineligible for inclusion therein or any statement made in the Registration Statement or
Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.
      (d)	Use commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.
      (e)	Furnish to each Holder, without charge, at least one conformed copy of the Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such person, and all exhibits to the extent requested by such person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.
      (f)	Promptly deliver to each Holder, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such persons may reasonably request in connection with resales by the Holder of Registrable Securities.  Subject to the terms of this Agreement, the Company hereby consents to the use of such
Prospectus and each amendment or supplement thereto by each of the selling
Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving on any notice pursuant to Section 3(c).
      (g)	Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable
Securities for the resale by the Holder under the securities or blue sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep the registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration
Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of processing any such jurisdiction.
      (h)	If the rules and regulation of the Financial Industry Regulatory
Authority require any broker-dealer or the Company to make a filing prior to executing a sale by a Holder, promptly make any such filing with the Financial
Industry Regulatory Authority and respond within five (5) Trading Days to any comments received from the Financial Industry Regulatory Authority in connection therewith, and pay the filing fee required in connection therewith.
      (i)	If requested by the Holders, cooperate with the Holders to
facilitate the timely preparation and delivery of certificates representing
Registrable Securities to be delivered to a transferee pursuant to the
Registration Statement, which certificates shall be free, to the extent permitted by law and the Amended Agreement (or any agreement related thereto), of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.
      (j)	Upon the occurrence of any event contemplated by Section 3(c)(v)
promptly upon becoming aware thereof notify each Holder and, as promptly as reasonably possible, prepare and furnish to such Holders a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. If the Company notifies the Holders in accordance with clauses (ii) through (v) of Section 3(c) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus.  The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.  The Company shall be entitled to exercise its right under this Section 3(k) to suspend the availability of a Registration
Statement and Prospectus, subject to the payment of partial liquidated damages pursuant to Section 2(d), for a period not to exceed 60 days (which need not be consecutive days) in any twelve (12) month period.
      (k)	Cause all Registrable Securities covered by the Registration
Statement to be listed on each securities exchange on which securities of the same class are then listed.
      (l)	Enter into agreements (including underwriting agreements, if applicable) and take all other appropriate actions in order to expedite or facilitate the disposition of such Registrable Securities
      (m)	If the offer and sale of the Registrable Securities involves an underwritten offering:
A.	make such representations and warranties to the Holders of such
Registrable Securities and the underwriters, if any, in form, substance and scope, reasonably satisfactory to such Holders and underwriters, as are customarily made by issuers to underwriters in primary underwritten offerings;
B.	use commercially reasonable efforts to obtain opinions and updates thereof of counsel which opinions (in form, scope and substance) shall be reasonably satisfactory to the underwriters, if any, and the Holders of not less than a majority in value (based on the proposed public offering price) of the Registrable Securities being sold, addressed to each selling Holder and the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such holders and underwriters;
C.	use commercially reasonable efforts to obtain so-called "cold comfort"
letters and updates thereof from the Company's independent public accountants addressed to the selling Holders of Registrable Securities and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters to underwriters in connection with primary underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters;
D.	if an underwriting agreement is entered into, cause the same to set forth in full the indemnification provisions and procedures of Section 5 (or such other substantially similar provisions and procedures as the underwriters shall reasonably request) with respect to all parties to be indemnified pursuant to said Section; and
E.	deliver such documents and certificates as may be reasonably requested by the Holders of not less than a majority in value (based on the proposed public offering price) of the Registrable Securities being sold or the underwriters, if any, to evidence compliance with the provisions of this
Section 3(l) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.
      The above shall be done at the effectiveness of such Registration
Statement, each closing under any underwriting or similar agreement as and to the extent required thereunder and from time to time as may reasonably be requested by any selling Holder of Registrable Securities in connection with the disposition of Registrable Securities pursuant to such Registration
Statement, all in a manner consistent with customary industry practice.
      (n)	Make available to (A) each Holder that is selling in excess of
$1,000,000 of Registrable Securities in such offering (based upon the proposed public offering price of the Registrable Securities proposed to be included),
(B) any underwriter participating in any disposition pursuant to such
Registration Statement, and (C) any attorney or accountant retained by such
Holders or underwriter, all pertinent financial, corporate and other records and documents of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such
Holder, representative, underwriter, attorney or accountant, in each case as shall be reasonably necessary to enable the selling Holders of Registrable
Securities and any underwriter to exercise their due diligence responsibilities in connection with the registration, with respect to each at such time or times as the person requesting such information shall reasonably determine; provided, however, that any records, information or documents that are designated by the
Company in writing as confidential shall be kept confidential by such persons unless disclosure of such records, information or documents is required by court or administrative order or applicable law or otherwise becomes public without breach of the provisions of this paragraph.
      (o)	 Otherwise use commercially reasonable efforts to comply with the
Securities Act, the Exchange Act, all applicable rules and regulations of the
Commission and all applicable state blue sky and other securities laws, rules and regulations, and make generally available to its security holders, earning statements satisfying the provisions of Section 11(a) of the Securities Act, no later than ninety (90) days after the end of any 12-month period of the Company
(A) commencing at the end of any month in which Registrable Securities are sold to underwriters in an underwritten offering, or, if not sold to underwriters in such an offering, (B) beginning with the first month commencing after the effective date of the Registration Statement, which statements shall cover said
12-month periods.
      (p)	Upon request, prior to the filing of any document which is to be incorporated by reference into the Registration Statement or the Prospectus
(after the initial filing of the Registration Statement) provide copies of such document to the Holders of Registrable Securities, the underwriters, if any, and their respective counsel make the Company's representatives available for discussion of such document with such persons and make such changes in such document prior to the filing thereof as any such persons may reasonably request.
      (q)	The Company may require each selling Holder to furnish to the
Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and, if required by the Commission, the person thereof that has voting and dispositive control over such shares.
During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities solely because any Holder fails to furnish such information within three (3) Trading Days of the Company's request, any liquidated damages that are accruing at such time as to such Holder only shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended as to such Holder only, until such information is delivered to the Company.
      4.	 Registration under the Exchange Act. The Company covenants and agrees that, at its expense, until such time as the Holders no longer hold any
Registrable Securities:
      (a)	it will, if required by law, maintain a registration statement
(containing such information and documents as the Commission shall specify)
with respect to the Common Stock under Section 12(g) of the Exchange Act effective and will file on time such information, documents and reports as the
Commission may require or prescribe for companies whose stock has been registered pursuant to said Section 12(g); and
      (b)	it will, if a registration statement with respect to the Common
Stock under Section 12(b) or Section 12(g) is effective, upon the request of any Holder, make whatever other filings with the Commission or otherwise make generally available to the public such financial and other information as any Holder may deem necessary or desirable in order to enable him to be permitted to sell shares of Common Stock pursuant to the provisions of Rule
144.
      (c)	The Company represents and warrants that any such registration statement or any information, documents or report filed with the Commission in connection therewith or any information so made public shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements contained therein not misleading. The Company agrees to indemnify and hold harmless (or to the extent the same is not enforceable, make contribution to) the Holders, their partners, trustees, advisory committee members, officers, directors, employees, representatives and agents, each broker, dealer or underwriter
(within the meaning of the Securities Act) acting for any Holder in connection with any offering or sale by such Holder of Registrable Securities or any person, firm or corporation controlling (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) such Holder or any such broker, dealer or underwriter from and against any and all Losses arising out of or resulting from any breach of the foregoing representation or warranty, all on terms and conditions comparable to those set forth in Section
6; provided, however, that the Company shall be given written notice and an opportunity to participate in, and, to the extent that it may wish, to assume on terms and conditions comparable to those set forth in Section 6, the defense thereof.
      5.	Registration Expenses.
      (a)	All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to the Registration Statement.
The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the trading market on which the Common Stock is then listed for trading,
(B) in compliance with applicable state securities or blue sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with blue sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Holders) and (C) if not previously paid by the Company, with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable
Securities with the Financial Industry Regulatory Authority, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Registrable Securities included in the
Registration Statement), (iii) messenger, telephone and delivery expenses, (iv)
fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, (vi) fees and expenses of all other persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, (vii) fees and expenses of all independent public accountants of the Company (or any acquired entity), including without limitation the expenses of any annual or special audit and cold comfort" letters, and (viii) fees and disbursements of underwriters excluding discounts, commissions or fees of the underwriters attributable to the Registrable Securities).  In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties) and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions.
      (b)	Without limiting the generality of the foregoing (but subject to the last sentence of this paragraph), in connection with each Registration Statement required hereunder, the Company will reimburse the Holders of Registrable
Securities being registered pursuant to such Registration Statement for the reasonable fees and disbursements of not more than one counsel (or more than one counsel if a conflict exists among such selling Holders in the exercise of the reasonable judgment of counsel for the selling Holders and counsel for the
Company, provided that such selling Holders shall use commercially reasonable efforts to minimize conflicts of counsel) chosen by the Holders of not less than a majority in value (based on the proposed public offering price) of the
Registrable Securities being sold.
      6.	Indemnification
      (a)	Indemnification by the Company.  The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, investment advisors and employees of each of them, each underwriter, broker and dealer, if any, who participates in the offering or sale of such Registrable Securities, and each person who controls any such
Holder or any such underwriter, broker or dealer (within the meaning of Section
15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus or in any document incorporated by reference therein, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the
Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such
Prospectus or such form of prospectus or in any amendment or supplement thereto
(it being understood that the Holder has approved Annex A hereto for this purpose) or (ii) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective
Prospectus after the Company has notified such Holder in writing that the
Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 7(d).  The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the
Company is aware in connection with the transactions contemplated by this
Agreement.
      (b)	Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each person who controls the Company or any such underwriter, broker or dealer (within the meaning of Section 15 of the
Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (x) such Holder's failure to comply with the prospectus delivery requirements of the Securities Act or
(y) any untrue or alleged untrue statement of a material fact contained in any
Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus or in any document incorporated by reference therein, or arising out of or relating to any omission or alleged omission of a material fact required to be stated
therein or necessary to make the statements therein not misleading (in the case of any Prospectus, or form of prospectus or supplement thereto, in light of the circumstances under which they were made) (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in therein or (ii) to the extent that (1) such information relates to such Holder or such Holder's proposed method of distribution of
Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such
Prospectus or such form of prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in
Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective
Prospectus after the Company has notified such Holder in writing that the
Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 7(d).  In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable
Securities giving rise to such indemnification obligation.
      (c)	Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an
"Indemnified Party"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the
Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified
Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have prejudiced the Indemnifying Party.
      An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or
Parties unless:  (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the
Indemnifying Party (in which case, if such Indemnified Party notifies the
Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of one separate counsel shall be at the expense of the Indemnifying Party). The
Indemnifying Party shall not be liable for any settlement of any such
Proceeding effected without its written consent, which consent shall not be unreasonably withheld.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending
Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.
      Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such
Proceeding in a manner not inconsistent with this Section) shall be paid to the
Indemnified Party, as incurred, within ten (10) Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is not entitled to indemnification hereunder, determined based upon the relative faults of the parties.
      (d)	Contribution.  If the indemnification under Section 6(a) or 6(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and
Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.
The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.
      The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding the provisions of this Section 6(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, after deducting any amounts that had been owed by the Company to the Holder as of
December 1, 2007 (the "Deducted Amounts"), except in the case of fraud by such
Holder. If Deducted Amounts are so deducted for purposes of this Agreement,
Deducted Amounts shall no longer be deemed an obligation of the Company to the appropriate Holder.
      No person guilty of fraudulent misrepresentation (within the meaning of
Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.
      Indemnification or, if appropriate, contribution, similar to that specified in the preceding provisions of this Section (with appropriate modifications) shall be given by the Company and each seller of Registrable
Securities with respect to any required registration or other qualification of
Registrable Securities under any applicable law other than the Securities Act.
      The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the
Indemnified Parties.
      7.	Miscellaneous
      (a)	Remedies.  In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.  The
Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.
      (b)	No Other Registrations.  Except as set forth on Schedule 7(b)
attached hereto, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the
Company in a Registration Statement other than the Registrable Securities.
Except as set forth on Schedule 7(b) attached hereto, no person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.  After the earlier of the Filing Date and the date the Company files any Registration Statement, the Company shall not file any other registration statements until the Registration Statement required hereunder is declared effective by the Commission, provided that this Section
7(b) shall not prohibit the Company from filing amendments to registration statements already filed.  The Company shall not grant to any person the right to request the Company to register, nor shall the Company include in any
Registration Statement, any securities other than the Registrable Securities or any shares of Common Stock to be registered on behalf of the Company or any shares required to be so included pursuant to the agreements set forth on
Schedule 7(b) hereto, without the written consent of Holders of not less than a majority in value (based on the proposed public offering price) of the
Registrable Securities as to which registration has been so requested. The
Company shall not, after the date hereof, grant any registration rights which conflict with or impair the registration rights granted hereby without the prior consent of the of the Holders of a majority of the Registrable
Securities.
      (c)	Compliance.  Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the
Registration Statement.
      (d)	Discontinued Disposition.  Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c), such Holder will forthwith discontinue disposition of such Registrable Securities under the
Registration Statement until such Holder's receipt of the copies of the
Supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the "Advice") by the Company that the use of the applicable
Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.  The
Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as it practicable.  The Company agrees and acknowledges that any periods during which the Holder is required to discontinue the disposition of the Registrable Securities hereunder shall be subject to the provisions of Section 2(d).
      (e)	Amendments and Waivers.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the
Holders of at least 66% of the outstanding Registrable Securities not yet sold under the Registration Statement or pursuant to Rule 144.  Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.
      (f)	Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon delivery by confirmed facsimile transmission, electronic transmission with confirmed receipt or nationally recognized overnight courier service or upon deposit with and delivery by the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.
      (g)	Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of the
Holders (or their transferees) holding at least 66% of the then-outstanding
Registrable Securities.  Each Holder may assign their respective rights hereunder; provided that such purchaser or transferee shall, as a condition to the effectiveness of such assignment, be required to execute a counterpart to this Agreement agreeing to be treated as a Holder whereupon such purchaser or transferee shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement. Anything in this Agreement to the contrary notwithstanding, the term "Holders" as used in this Agreement shall include the
Shareholders party to this Agreement, their permitted successors and assigns provided that such Shareholder shall execute a counterpart to the Agreement in accordance with the immediately preceding sentence.  In the event that the
Company shall be merged with, or consolidated into, any other entity or in the event that it shall sell and transfer substantially all of its assets to another entity, the terms of this Agreement shall inure to the benefit of, and be assumed by, the entity resulting from such merger or consolidation, or to which the Company's assets shall be sold and transferred.
      (h)	No Inconsistent Agreements. Neither the Company nor any of its
subsidiaries has entered, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.  Except as set forth on Schedule 7(h), neither the Company nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.
      (i)	Execution and Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Signatures on this Agreement delivered by fax or telecopier shall be considered original signatures for purposes of effectiveness of this Agreement.
      (j)	Cumulative Remedies.  The remedies provided herein are cumulative and not exclusive of any remedies provided by law.
      (k)	Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.
It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.
      (l)	Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
(m)	Independent Nature of Holders' Obligations and Rights.  The
obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder.  Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement.  Each
Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any
Proceeding for such purpose.
  (n)	Force Majeure.  No party shall be liable for any failure to perform its obligations in connection with any action described in this Agreement, if such failure results from any act of God, riot, war, civil unrest, flood, earthquake, or other cause beyond such party's reasonable control (including any mechanical, electronic, or communications failure, but excluding failure caused by a party's financial condition or negligence).
     (o)	Governing Law.  This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the internal laws of the
Commonwealth of Massachusetts without regard to choice of law considerations.
     (p)	Jurisdiction.  The parties agree that jurisdiction and venue for any action arising out of, related to, or concerning this Agreement as amended or modified shall be exclusively in the Business Litigation Session of the Superior
Court for the Commonwealth of Massachusetts.
      (q)	Construction.  The language in this Agreement will be deemed the language chosen by the parties to express their mutual intent and no rule of strict construction will be applied against any party.  In this Agreement, the singular shall include the plural, the plural the singular, and the use of any gender shall include all genders.  The subject headings of the sections and subsections of this Agreement are included only for purposes of convenience, and shall not affect the construction or interpretation of any of its provisions.

      IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.
NYER MEDICAL GROUP, INC.
By:
	Name:
	Title:



SHAREHOLDERS:


Name:
Address:


Name:
Address:


Name:
Address:


Name:
Address:

Name:
Address:


Name:
Address:

ANNEX A

NYER MEDICAL GROUP, INC.

Selling Securityholder Notice and Questionnaire
      The undersigned beneficial owner of common stock, par value $0.0001 per share (the "Common Stock"), of Nyer Medical Group, Inc., a Florida corporation (the "Company"), (the "Registrable Securities") understands that the Company has filed or intends to file with the Securities and Exchange Commission
(the "Commission") a registration statement on Form S-3 (the "Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of February _, 2008 (the "Registration Rights Agreement"), among the Company and the Shareholders named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.
      Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

NOTICE
      The undersigned beneficial owner (the "Selling Securityholder") of Registrable Securities hereby elects to include the Registrable Securities owned by it and listed below in Item 3 (unless otherwise specified under such
Item 3) in the Registration Statement.      The undersigned hereby provides the
following information to the Company
and represents and warrants that such information is accurate:

QUESTIONNAIRE
1.	Name.
      (a)	Full Legal Name of Selling Securityholder:
      (b)	Full Legal Name of Registered Holder (if not the same as (a) above)
through which Registrable Securities Listed in Item 3 below are held:
      (c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):
2.	Address for Notices to Selling Securityholder:
Telephone:
Fax:
Contact Person:
3.	Beneficial Ownership of Registrable Securities:
	Type and Number of Registrable Securities beneficially owned:
4.	Broker-Dealer Status:
	Are you a broker-dealer?        Yes --		No --
Note:	If yes, the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.
	Are you an affiliate of a broker-dealer?
                                      Yes --           No --
	If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?
Yes --	No --

Note:	If no, the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.
5.	Beneficial Ownership of Other Securities of the Company Owned by the
Selling Securityholder.
      Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.
	Type and Amount of Other Securities beneficially owned by the Selling
Securityholder:

6.	Relationships with the Company:
      Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

      State any exceptions here:
      The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

      By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

      IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.


Dated: 	Beneficial Owner:


	By:
		Name:
		Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND
QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:








Schedules 7(b) and 7(h)
The following is a list of Persons with rights to cause the Company to effect the registration under the Securities Act of securities of the Company:

1.	Pursuant to a July, 2002 stock option agreement (the "2002 Parker
Agreement"), Gary Parker ("Parker") was granted best efforts registration rights by the Company with respect to 30,000 shares of common stock of the Company (the "2002 Parker Shares"). An S-3 registration statement was initially filed on June 12, 2003 and became effective thereafter. Upon the late filing of Form 10-K for the fiscal year ending June 30, 2004 in October, 2004, such registration statement became no longer effective. In November, 2004, pursuant to Rule 144(k), a legal opinion was issued by Morea & Schwartz, P.C. for the removal of the restrictive legend from the 2002 Parker Shares.

2.	Pursuant to a July, 2001 agreement (the "2001 Alliance
Agreement"),Alliance Capital Resources, Inc. ("Alliance") was granted best efforts registration rights by the Company with respect to 15,873 shares of common stock of the Company (the "2001 Alliance Shares"). An S-3 registration statement was initially filed on August 2, 2001 and became effective thereafter. Upon the late filing of Form 10-K for the fiscal year ending June 30, 2004 in October, 2004, such registration statement became no longer effective. In December, 2004, pursuant to Rule 144(k), a legal opinion was issued by Morea & Schwartz, P.C. for the removal of the restrictive legend from the 2001 Alliance Shares.

3.	Pursuant to a December, 2002 stock option agreement, Samuel Nyer ("Mr.
Nyer") was granted best efforts registration rights by the Company with respect to 500,000 shares of common stock of the Company underlying certain options granted to Mr. Nyer (the "2002 Nyer Shares"). An S-8 registration statement was filed in January, 2007 and became effective.

4.	Pursuant to a December, 2002 stock option agreement (the "2002 Alliance
Agreement"), Alliance Capital Resources, Inc. ("Alliance") was granted best efforts registration rights by the Company with respect to 150,000 shares of common stock of the Company underlying certain options granted to Alliance
(the "2002 Alliance Shares"). An S-3 registration statement was initially filed on March 5, 2004 and became effective thereafter. Upon the late filing of Form 10-K for the fiscal year ending June 30, 2004 in October, 2004,
such registration statement became no longer effective.   In March, 2006, an
S-3 registration statement was filed and became effective.

5.	In October, 2002, the board of directors of the Company approved the registration of shares of stock underlying options granted pursuant to each of the 1993 and 2002 stock option plans of the Company for purposes
of issuance and resale.   An S-8 registration statement was filed in January,
2007 and became effective.

6.	In April, 2005, the Company entered into definitive agreements for the private placement sale of common shares and warrants to two institutional investors. Pursuant to the private placement, the Company sold 193,237 shares of its common stock. The Company also granted to the investors warrants to purchase 53,320 common shares of the Company. Around the Clock Partners has 36,791 warrants and High Yield Orange has 16,529 warrants (the "Warrants"). The Company filed a registration statement in November, 2005 with the Securities and Exchange Commission (which later became effective)to permit resales of the common stock by the investors, including the common stock issuable upon exercise of the Warrants.
====================================================================

APPENDIX M   PREFERRED STOCK PURCHASE AND SALE AGREEMENT
----------   -------------------------------------------

PREFERRED STOCK PURCHASE AND SALE AGREEMENT
-------------------------------------------

      THIS AGREEMENT ("Preferred P&S") is made as of the 20th day of December, 2007, by and among Nyer Medical Group, Inc. ("Nyer" or "Buyer"), a Florida corporation having a principal place of business at 1292 Hammond Street, Bangor, Maine, 04401, on the one hand, and each member of the Samuel Nyer family listed on Exhibit A hereto (each a "Seller" and collectively, the "Sellers") on the other hand.
      WHEREAS, on or about August 5, 1996, the persons identified on Exhibit B hereto (the "Shareholder Group") and Nyer Medical Group, Inc. ("Nyer") entered into a Shareholders' Agreement (the "Shareholders' Agreement") providing in relevant part for Nyer's purchase of the Shareholder Group's interest in D.A.W., Inc. ("D.A.W.") and F.M.T. Franchise Co., Inc. ("F.M.T.") to be completed on or before July 15, 2006;
      WHEREAS, on or about August 9, 2006, the Shareholder Group and Nyer entered into an Agreement (the "Agreement") which in relevant part extended until as late as July 15, 2007, Nyer's obligations to complete the purchase with payment in immediately available funds;
      WHEREAS, Nyer has to date been unable to satisfy its purchase obligations under the Agreement;
      WHEREAS, simultaneously herewith, the Shareholder Group, D.A.W. and Nyer have entered into that certain Amended Agreement as found hereafter at Exhibit
C (the "Amended Agreement") providing for the completion of a series of transactions which, when completed and realized upon over time, will together satisfy Nyer's obligation under the Agreement and the Shareholders' Agreement, including, but without limitation, the transactions provided for in this Preferred P&S.
      WHEREAS, Sellers own an aggregate of one hundred percent of the issued and outstanding preferred stock (the "Preferred Stock") of Nyer, which constitutes all of the outstanding preferred stock of Nyer.
      WHEREAS, Nyer has agreed to purchase, and Sellers have agreed to sell, all of the outstanding Preferred Stock of Nyer at a purchase price of $100.00 for each share of Class A preferred and $200.00 for each share of Class B preferred, in the total amount of US$400,000.00 (Four Hundred Thousand United States Dollars) on the terms and subject to the conditions contained in this Preferred P&S.
ARTICLE 1.

SALE AND PURCHASE OF PREFERRED STOCK
      Section 1.1. Sale and Purchase. Subject to the terms and conditions of this Preferred P&S, Nyer agrees to purchase at the Closing (as defined in Section 1.2 below) and Sellers agree to sell to Nyer at the Closing, that number of shares of Preferred Stock set forth opposite each Seller's name on Exhibit A hereto for the purchase price set forth thereon. In consideration for the Preferred Stock, Nyer will issue a negotiable promissory note as of the Closing in the amount of $400,000 to Sellers, which will provide for interest earned at a rate of 7% per 365 day year, payable monthly, together with principal, and further providing for no pre-payment penalty (the "$400,000 Note"), the form of which is attached hereto as Exhibit D.
      Section 1.2. Closing. The purchase and sale of the Preferred Stock shall take place at the office of Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts, 02109, at such time or such other place as Sellers and Nyer mutually agree upon orally or in writing (which time and place are designated as the "Closing") as soon as possible following satisfaction of the conditions precedent set forth herein, but in any event no later than February 4, 2008, unless otherwise extended by Nyer. At the Closing, the Sellers shall deliver to Nyer certificates representing the Preferred Stock that Nyer is purchasing and shall convey good and marketable title to the Preferred Stock, free and clear of all encumbrances, security interests, estates of superior title, liens, taxes, claims, liabilities, options, commitments, charges, covenants, conditions, restrictions or other obligations of whatsoever kind, quantity or nature, whether accrued, absolute, contingent or otherwise which affect title to the Preferred Stock ("Encumbrances") in exchange for $400,000 Note. Sellers shall have executed and delivered to Nyer such other stock powers, documents, instruments, agreements and certificates as may reasonably be needed to carry out the transactions contemplated by this Preferred P&S, including such documents, instruments and agreements as Nyer's counsel may reasonably request in connection therewith.
ARTICLE 2.

REPRESENTATIONS AND WARRANTIES OF SELLERS
      Each Seller represents and warrants to Nyer, severally and not jointly, solely as to himself or herself, as of the date hereof and hereinafter as of the date of the Closing as follows:
      Section 2.1.  Authorization.
      (a)	Each Seller is of legal age and has full capacity to execute and deliver this Preferred P&S and perform his obligations hereunder.  This
Preferred P&S has been duly executed and delivered by each Seller, and this
Preferred P&S constitutes the valid and binding obligation of each Seller, enforceable against each Seller in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency or similar laws from time to time in effect affecting creditors' rights generally and by legal and equitable limitations on the availability of specific remedies.
      (b)	Neither the execution and delivery by each Seller of this Preferred
P&S nor the consummation by each Seller of the transactions contemplated hereby, will, with or without the giving of notice or passage of time, or both, (i)
conflict with, or result in a breach or violation of, or constitute a default under any applicable law, (ii) require any authorization or approval of, or filing with, any governmental agency, authority or other body or any other person or entity, or (iii) conflict with or violate, breach, or constitute a default under, or permit the termination or acceleration of maturity of, or result in the imposition of any Encumbrances upon the Preferred Stock pursuant to any provision of, any note, bond, indenture, mortgage, deed of trust, evidence of indebtedness or other contract or agreement or any order by which each Seller is bound, or to which it is a party.
      (c)	No suit, action or other proceeding, or injunction or judgment or other order is pending or, to any of Seller's knowledge, threatened before any court or governmental or regulatory official or agency or arbitrator, in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with this Preferred P&S or the consummation of the transactions contemplated hereby, or which might materially and adversely affect the
Preferred Stock.
      (d)	To the extent any Seller executes this Preferred P&S, the Voting
Agreement attached hereto as Exhibit E and any documents ancillary thereto
(including, but not limited to, a stock power for the transfer of such Seller's
Preferred Stock) pursuant to a power of attorney and by and through an attorney-in-fact acting pursuant to such power of attorney, the Seller hereby represents and warrants that such power of attorney has been duly and validly executed and given by the Seller, that the relevant attorney-in-fact has received and accepted such power of attorney and fully accepted his/her charge pursuant to such power of attorney, that such power of attorney is sufficient and adequate for purposes of effectuating such Seller's execution of this
Preferred P&S and ancillary documents executed pursuant thereto, and that such power of attorney is otherwise wholly lawful and enforceable in accordance with its terms against such Seller and the relevant attorney-in-fact.
      Section 2.2.	Title to Preferred Stock.  Each Seller owns and has, and
at the Closing will own and have, good and marketable title to the Preferred
Stock listed after his/her name on Exhibit A hereto, free and clear of all
Encumbrances.
      Section 2.3.  Nyer Family Stock Holdings.  Attached hereto as Exhibit
A is a complete and accurate schedule identifying each Seller member of the
Samuel Nyer Family and their respective ownership or control of Preferred Stock of Nyer.
      Section 2.4. Preferred Stock Ownership. Sellers own an aggregate of one hundred percent of the issued and outstanding Preferred Stock of Nyer, which constitutes all of the outstanding preferred stock of Nyer.
      Section 2.5	Non-Contravention.  Proceeding with the transfer of the
Preferred Stock as provided herein will neither, in and of itself, contravene or give rise to a default, nor will it result in a default, with the passage of time, under any contract to which any Seller may be a party.
     Section 2.6 	Disclosure.  To the best of each Seller's knowledge, neither this Preferred P&S nor any other documents or certificates delivered in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading.
      Section 2.7	   Certain Investment Representations and Warranties -
Sophistication. With respect to and in connection with the $400,000 Note, each
Seller represents and warrants to Nyer, severally and not jointly, solely as to himself or herself, as of the date hereof and hereinafter as of the date of the Closing as follows:
      (a)	Seller has sufficient available financial resources to provide adequately for Seller's current needs, including possible personal contingencies, and can bear the economic risk of a complete loss of Seller's interest in the $400,000 Note without materially affecting Seller's financial condition.
      (b)	Seller has been furnished with all materials relating to Nyer and its proposed activities which Seller has requested (including, without limitation, all public filings of Nyer and this Preferred P&S, and all documents and other items related to the transactions contemplated by this
Preferred P&S) and has been afforded the opportunity to obtain any additional information necessary to verify the accuracy of any representations or information relating to Nyer and its proposed activities.
      (c)	Nyer has answered all inquiries made by Seller concerning Nyer and its proposed activities, or any other matters relating to the transactions contemplated herein and the proposed operations of Nyer.
      (d)	Other than as set forth in this Preferred P&S, no representations or warranties have been made to Seller by Nyer, or by its officers or employees with respect to the intended business of Nyer, the financial condition, prospects, profitability, operations and/or potential of Nyer, and/or the economic or any other aspects of the consequences of an investment in Nyer, and Seller has not relied upon any information concerning the $400,000 Note, written or oral, other than information contained in this Preferred P&S or provided by Nyer to Seller.
      (e)	The $400,000 Note is a "restricted security" and has not been registered under the Securities Act of 1933, as amended (the "Securities Act")
or any applicable state securities law, and such Seller is or will be acquiring his/her interest in the $400,000 Note for its own account and not with a view to or for distributing or reselling the $400,000 Note or any part thereof, has no present intention of distributing the $400,000 Note and has no arrangement or understanding with any other persons regarding the distribution of the
$400,000 Note. Such Seller does not have any agreement or understanding, directly or indirectly, with any person, entity or other party to distribute the $400,000 Note.
      (f)	Such Seller, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the $400,000 Note, and has so evaluated the merits and risks of the $400,000 Note.
      (g)	Such Seller will not be purchasing the $400,000 Note as a result of any advertisement, article, notice or other communication regarding the
$400,000 Note published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.
      (h)	In making a decision to enter into this Preferred P&S, such Seller has not relied upon any representations, warranties or agreements, other than those set forth in this Preferred P&S or any ancillary document directly related hereto.
      (i) 	Such Seller has had significant involvement with and knowledge of
Nyer for more than ten (10) years.
      (j)	Such Seller understands the risks involved with respect to the
$400,000 Note, among other things, having read the "Risk Factors" section of the latest Form 10-K of Nyer filed with the Securities and Exchange Commission.
      Section 2.8	Certain Investment Representations and Warranties -
Acknowledgments of Sellers.  With respect to and in connection with the
$400,000 Note, each Seller acknowledges to Nyer, severally and not jointly, solely as to himself or herself, as of the date hereof and hereinafter as of the date of the Closing as follows:
      (a)	The $400,000 Note is being issued without registration under the
Securities Act in reliance upon applicable exemptions under the Securities Act and state securities laws. The availability of the aforesaid exemptions depends in part upon the accuracy of certain of the representations, declarations, warranties and acknowledgements which are made by Sellers herein and in any other information furnished by Sellers to Nyer, and the same may be relied upon by Nyer for securities law purposes.
      (b)	Since the offering of the $400,000 Note has not been registered under the Securities Act or any state securities laws or regulations, the
$400,000 Note will be a restricted security which must be held for an indefinite period of time unless it is subsequently so registered or an exemption from such registration is available.
      (c)	It is not expected that the $400,000 Note will be registered and it shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under any applicable state securities laws):
THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES
ACT OF 1933, AS AMENDED, OR UNDER ANY OTHER APPLICABLE SECURITIES LAWS.  SUCH
NOTE MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE DISPOSED OF AT ANY
TIME WITHOUT EFFECTIVE REGISTRATION UNDER SUCH ACT AND LAWS OR EXEMPTION
THEREFROM.
      (d)	Each Seller further covenants and agrees to the following transfer restrictions with respect to the $400,000 Note: each Seller will not, directly or indirectly, issue, offer, agree or offer to sell, sell, make short sales of, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of (collectively,
"Transfer") his/her interest in the $400,000 Note, or any options, rights, warrants or other securities convertible into, exchangeable or exercisable for or evidencing any right to purchase or subscribe for the $400,000 Note, until a registration statement covering the resale to the public of the $400,000 Note is prepared and declared effective by the Securities and Exchange Commission, provided, however, that any Seller may Transfer the $400,000 Note if such
Transfer is made in accordance with an available exemption from registration under applicable securities laws of the United States and state securities laws.
      Section 2.9.  Continuing Obligation. The representations and warranties given by Sellers in this Section 2 shall be deemed given as of the date hereof and hereinafter at the time of the Closing.
ARTICLE 3.

ACKNOWLEDGEMENTS, REPRESENTATIONS AND WARRANTIES OF NYER
      Nyer hereby represents and warrants to Sellers as to the Preferred Stock being acquired by Nyer, as of the date hereof and hereinafter as of the date of the Closing as follows:
      Section 3.1. Due Authorization. Nyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida. Nyer has full corporate power and authority on its part necessary to carry on its business and to permit it to execute and deliver and to carry out the terms of this Preferred P&S and any ancillary documents pursuant thereto to which it is a party. The execution, delivery and performance by Nyer of this Preferred P&S and any ancillary documents pursuant thereto have been duly and validly authorized and no additional corporate authorization or consent is required in connection with the execution, delivery and performance by Nyer of this Preferred P&S and any ancillary documents pursuant thereto, other than shareholder approval. Each of this Preferred P&S and any ancillary documents pursuant thereto has been or will be at the Closing, as the case may be, duly executed and delivered by Nyer and, assuming due execution and delivery by the other parties hereto, constitutes the legal, valid and binding obligation of Nyer, enforceable against it in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or other similar laws relating to or affecting the enforcement of creditors' rights in an action (whether considered at law or in equity) generally or (ii) equitable principles (whether considered at law or in equity).
      Section 3.2.	Nyer shall endeavor to keep effective the Form S-8
registration statement filed with the U.S. Securities and Exchange Commission on January 23, 2007.
ARTICLE 4.

VOTING
      Section 4.1. Voting Agreement. The Sellers shall execute and deliver to Nyer on the date hereof the Voting Agreement and timely perform as provided therein.
ARTICLE 5.

CONDITIONS PRECEDENT
      The Closing foreseen by this Preferred P&S shall occur only upon satisfaction of all of the following conditions precedent, unless waived by Nyer (or, with respect to Section 5.2 only, by Sellers, with respect to, and only with respect to, those representations and warranties from which Sellers would benefit):
      Section 5.1. Conditions Precedent to Amended Agreement. Each of the conditions precedent set forth in Articles 6.1 and 6.2 of the Amended Agreement shall be satisfied on or before the Closing.
      Section 5.2.	Representations and Warranties of Amended Agreement.
Each of the representations and warranties set forth in the Amended Agreement shall be true and correct as of the date of the Closing.
      Section 5.3.	Attorneys-in-Fact.  Any and all parties executing this
Preferred P&S by and through an attorney-in-fact pursuant to a power of attorney shall deliver on or before the date hereof a duly executed, valid and currently dated Attorney-in-Fact Affidavit in the form and substance found at Exhibit F hereto.
ARTICLE 6.

MISCELLANEOUS PROVISIONS
      Section 6.1. Expenses. Neither party shall be responsible for paying the costs and expenses incurred or to be incurred by the other party in the negotiation and preparation of this Preferred P&S and in closing and carrying out the transactions contemplated hereby. Sellers shall be responsible for the payment and compliance with any stamp, duty or other taxes associated with the transfer of the Preferred Stock to Nyer.
      Section 6.2. Exclusivity. None of Nyer or Sellers will: (i) solicit, initiate or encourage the submission of any proposal or offer relating to the transactions described herein, acquisition of the Nyer stock, acquisition of any of the shares of D.A.W. or any substantial portion of the assets of Nyer or D.A.W. (including any acquisition structured as a merger, consolidation, or share exchange); or (ii) participate in any discussion or negotiations regarding, furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt to do or seek any of the foregoing. Nyer and Sellers will immediately contact each other upon receiving any proposal, offer, inquiry, or contact with respect to any of the foregoing.
      Section 6.3. Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, Nyer shall be entitled to specific performance of the agreements and obligations of the Sellers hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.
      Section 6.4. Entire Agreement; Survival. This Preferred P&S and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein. All agreements, representations and warranties contained herein or made in writing on behalf of any party hereto in connection with the transactions contemplated hereby shall survive the execution and delivery of this Preferred P&S.
      Section 6.5. Counterparts. This Preferred P&S may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures on this Preferred P&S delivered by fax or telecopier shall be considered original signatures for purposes of effectiveness of this Preferred P&S.
      Section 6.6. Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Preferred P&S shall inure to the benefit of and be binding upon the respective estates, successors and assigns of the parties (including the Shareholder Group). Nothing in this Preferred P&S, express or implied, is intended to confer upon any party other than the parties hereto and the Shareholder Group and their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Preferred P&S, except as expressly provided in this Preferred P&S. Sellers may not transfer their rights or obligations hereunder without the consent of Nyer and the Shareholder Group. Those rights of Nyer in regard to
Article 2, and in Sections 6.3, 6.4, 6.6, 6.7, 6.10 and 6.11, including, without limitation the benefits of all representations and warranties of the Sellers hereunder, which the Sellers, Nyer and the Shareholder Group hereby agree and acknowledge are being relied upon by the Shareholder Group in their willingness to proceed with certain related transactions with Nyer, are assigned hereunder as of the Closing to the Shareholder Group, individually and severally, with full rights and recourse as if they were Nyer. Notwithstanding anything herein to the contrary, nothing herein shall be understood or interpreted to prevent the transfer of any Seller's rights or obligations to such Seller's estate, to an immediate family member or issue, or to a trust established for the benefit of an immediate family member or issue.
      Section 6.7. Notices. Unless otherwise provided, any notice required or permitted under this Preferred P&S shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon delivery by confirmed facsimile transmission, electronic transmission with confirmed receipt or nationally recognized overnight courier service or upon deposit with and delivery by the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party herein, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.
      Section 6.8. Amendments and Waivers. Any term of this Preferred P&S may be amended and the observance of any term of this Preferred P&S may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of Sellers and Nyer (or their successors or assigns). Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Preferred Stock purchased under this Preferred P&S at the time outstanding, each future holder of all such securities, and Sellers.
     Section 6.9. Severability. If one or more provisions of this Preferred P&S are held to be unenforceable under applicable law, such provision shall be excluded from this Preferred P&S and the balance of the Preferred P&S shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.
      Section 6.10. Governing Law. This Preferred P&S and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the internal laws of the Commonwealth of Massachusetts without regard to choice of law considerations.
      Section 6.11. Jurisdiction. The parties agree that jurisdiction and venue for any action arising out of, related to, or concerning this Preferred P&S Agreement as amended or modified shall be exclusively in the Business Litigation Session of the Superior Court for the Commonwealth of Massachusetts.
      Section 6.12. Construction. The language in this Preferred P&S will be deemed the language chosen by the parties to express their mutual intent and no rule of strict construction will be applied against any party. In this Preferred P&S, the singular shall include the plural, the plural the singular, and the use of any gender shall include all genders. The subject headings of the sections and subsections of this Preferred P&S are included only for purposes of convenience, and shall not affect the construction or interpretation of any of its provisions.
      Section 6.13. Disclosures. The parties hereto acknowledge and agree that each party shall be permitted to divulge the terms of this Preferred P&S and/or any ancillary document executed pursuant thereto (as well as disclose and file all or part of the Preferred P&S and/or any ancillary document executed pursuant thereto) as shall be necessary and expedient to such party's reporting obligations under the securities laws of the United States and the several states (including, but not limited to, Nyer's proxy statements and Form 8-K filings, and the Sellers' respective Form 4 and Schedule 13D/A filings) as shall otherwise be deemed lawful and in the best interests of such party, provided, however, that such Seller shall provide Nyer with a draft disclosure, the content and form of which the parties shall endeavor in good faith to approve prior to the Closing, subject to any ministerial changes such Seller may make in order to file a complete Form 4 or Schedule 13D/A responsive to all applicable rules and respective Form instructions.

[Signatures appear on following page.]


      IN WITNESS WHEREOF, the parties to this Preferred P&S have duly executed it on the date first above written.
SELLERS:

______________________________________
Name: 	Samuel Nyer
Address:    698 Essex Street
      	Bangor, Maine  04401

By:	____/s/ Helen G. Nyer
		Helen G. Nyer, Attorney-in-Fact



NYER MEDICAL GROUP, INC.


By:	_   /s/ Karen Wright,
	Name:   Karen Wright	Title:  President




































EXHIBIT A
SELLERS


                                                Total Purchase Price of
                      Number of shares          Shares of Preferred
Name and Address      of Preferred Stock        Stock
----------------      ------------------        -----------------------
Samuel Nyer           Class A Preferred Stock            $200,000
698 Essex Street              2,000
Bangor, Maine  04401

Samuel Nyer           Class B Preferred Stock            $200,000
698 Essex Street              1,000
Bangor, Maine  04401

                      Total:  3,000              Total:  $400,000

EXHIBIT B

SHAREHOLDER GROUP


	Mark A. Dumouchel
	David Dumouchel
	Lucille Curry
	Michael Curry
	Donato Mazzola
	Wayne Gunter